EXECUTION COPY




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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                         DATED AS OF SEPTEMBER 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                       Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2004-QA4


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






Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................24


Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................25

        Section 2.01.   Conveyance of Mortgage Loans.

                      (See Section 2.01 of the Standard Terms).............................25

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)...25

        Section 2.03.   Representations, Warranties and Covenants of the

                      Master Servicer and the Company......................................25

        Section 2.04. Representations and Warranties of Sellers............................28

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I Certificates.........................28

        Section 2.06. Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by
                      the Trustee..........................................................28

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............29

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the Standard
                      Terms)...............................................................29

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................30

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................31

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms)  .....31

        Section 4.02. Distributions. ......................................................31

        Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies;
                      Exchange Act Reporting (See Section 4.03 of the Standard Terms)......38

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by
                      the Master Servicer (See Section 4.04 of the Standard Terms).........38

        Section 4.05. Allocation of Realized Losses. ......................................38

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                      Section 4.06 of the Standard Terms)..................................40

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of
                      the Standard Terms)..................................................40

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................40

Article V  THE CERTIFICATES................................................................41

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................42

                                        i



Article VII   DEFAULT......................................................................43
Article VIII  CONCERNING THE TRUSTEE.......................................................44

Article IX    TERMINATION..................................................................45


Article X      REMIC PROVISIONS............................................................46


        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....46

        Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification.
                      (See Section 10.02 of the Standard Terms)............................46

        Section 10.03.Designation of REMICs................................................46

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II

                      Regular Interests....................................................46

        Section 10.05.Compliance with Withholding Requirements.............................46


Article XI   MISCELLANEOUS PROVISIONS......................................................48

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................48

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of the
                      Standard Terms)......................................................48

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                      Standard Terms)......................................................48

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........48

        Section 11.05.Notices..............................................................48

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See Section 11.06
                      of the Standard Terms)...............................................49

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard Terms)49

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section 11.08 of
                      the Standard Terms)..................................................49

        Section 11.09.Allocation of Voting Rights..........................................49

        Section 11.10.No Petition..........................................................49


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Three:        Standard Terms of Pooling and Servicing
                      Agreement dated as of August 1, 2004


                                    APPENDIX

Appendix I.....- CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

        This is a Series Supplement, dated as of September 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Three hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                               REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein) (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), and subject to this Agreement, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein).

        The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date," for each of the Uncertificated REMIC I Regular Interests. None of the Uncertificated REMIC I Regular Interests will be certificated.


                            Uncertificated
      Designation              REMIC I        Initial Uncertificated           Latest
                          Pass-Through Rate      Principal Balance      Possible Maturity(1)
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular          Variable(2)                  $18,886.85     September 25, 2034
      Interest Y-I
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular
        Interest             Variable(2)                  $53,402.59     September 25, 2034
          Y-II
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular          Variable(2)                  $65,828.18     September 25, 2034
     Interest Y-III
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular          Variable(2)                   $6,998.71     September 25, 2034
     Interest Y-IV
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular          Variable(2)              $37,754,803.50     September 25, 2034
      Interest Z-I
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular          Variable(2)             $106,751,776.00     September 25, 2034
     Interest Z-II
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular
        Interest             Variable(2)             $131,577,780.79     September 25, 2034
         Z-III
------------------------- ------------------- ----------------------- -------------------------
    REMIC I Regular
        Interest             Variable(2)              $13,989,065.50     September 25, 2034
          Z-IV
------------------------- ------------------- ----------------------- -------------------------

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.




                                               REMIC II

        A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II" and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class CB-I Certificates, Class NB-I Certificates, Class NB-II-1 Certificates, Class NB-II-2 Certificates, Class NB-II-3 Certificates, Class NB-III Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates, will be "regular interests" in REMIC II and the Class R-II Certificates will represent ownership of the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                 Aggregate Initial                                                       S&P/
                  Pass-Through      Certificate                                       Maturity       ------------       Minimum
  Designation         Rate      Principal Balance          Features1                   Date2           Moody's     Denominations3

Class CB-I          Variable      $99,916,000.00        Senior/Variable Rate     September 25, 2034    AAA/Aaa         $25,000.00
                      Rate4
Class NB-I          Variable      $35,337,000.00        Senior/Variable Rate     September 25, 2034    AAA/Aaa         $25,000.00
                     Rate4
Class NB-II-1       Variable      $102,628,000.00       Senior/Variable Rate     September 25, 2034    AAA/Aaa         $25,000.00
                     Rate4
Class NB-II-2       Variable      $20,000,000.00        Senior/Super Senior/     September 25, 2034    AAA/Aaa         $25,000.00
                     Rate4                                 Variable Rate
Class NB-II-3       Variable      $524,000.00              Senior/Senior         September 25, 2034    AAA/Aa1         $25,000.00
                     Rate4                             Support/Variable Rate
Class NB-III        Variable      $13,093,000.00        Senior/Variable Rate     September 25, 2034    AAA/Aaa         $25,000.00
                     Rate4
Class R-I           Variable      $100.00             Senior/Residual/Variable   September 25, 2034    AAA/Aaa          5
                     Rate4                                      Rate
Class R-II          Variable      $100.00             Senior/Residual/Variable   September 25, 2034    AAA/Aaa          5
                     Rate4                                      Rate
Class M-1           Variable      $6,095,900.00       Mezzanine/Variable Rate    September 25, 2034     AA/Aa2        $25,000.00
                  Rate6
Class M-2           Variable      $4,643,400.00       Mezzanine/Variable Rate    September 25, 2034      A/A2         $250,000.00
                     Rate6
Class M-3           Variable      $3,627,700.00       Mezzanine/Variable Rate    September 25, 2034    BBB/Baa2       $250,000.00
                     Rate6
Class B-1           Variable      $1,451,000.00      Subordinate/Variable Rate   September 25, 2034     BB/Ba2        $250,000.00
                     Rate6


--------
1       The  Certificates,  other  than the  Class B  Certificates  and  Class R
        Certificates shall be Book-Entry Certificates.  The Class B Certificates and the Class R Certificates  shall be delivered to the holders  thereof in physical form.

2 Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II
        Regular Interest.

3 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate
        Principal Balance) and integral multiples of $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

4       The Pass-Through Rate on the Class CB-I, Class NB-I, Class NB-II,  Class
        NB-III and Class R Certificates will be equal to the Net WAC Rates on the Mortgage Loans in the related Loan Group. The initial Pass-Through
        Rate for the Class CB-I, Class NB-I, Class NB-II, Class NB-III and Class
        R Certificates will be equal to approximately 5.4272%, 5.3076%, 5.4381%, 5.5805% and 5.4272% per annum, respectively.

5 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

6       The Pass-Through Rate on the Class M-1, Class M-2, Class M-3, Class B-1,
        Class  B-2 and  Class  B-3  Certificates  will be equal to the  weighted average of the Net WAC Rates on the Group CB-I,  Group NB-I, Group NB-II
        and  Group  NB-III   Loans,   weighted  in  proportion  to  the  related
        Subordinate  Amount.  The initial  Pass-Through Rate on Class M-1, Class
        M-2,  Class  M-3,  Class  B-1,  Class  B-2,  Class  B-3  and  Class  B-4
        Certificates will be equal to approximately 5.4240%.




                                       3

                                 Aggregate Initial                                                       S&P/
                  Pass-Through      Certificate                                       Maturity       ------------       Minimum
  Designation         Rate      Principal Balance          Features1                   Date2           Moody's     Denominations3

Class B-2       Variable        $435,300.00             Subordinate/Variable     September 25,          BB/NA           $250,000.00
                 Rate6                                          Rate                2034
Class B-3      Variable         $1,451,000.00           Subordinate/Variable     September 25,          B/NA            $250,000.00
                 Rate6                                          Rate                2034
Class B-4      Variable         $1,016,142.12           Subordinate/Variable    September 25,           NA/NA           $250,000.00
                 Rate6                                          Rate                2034


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $290,218,642.12 .

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:
ARTICLE I

ARTICLE I


                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Available Distribution Amount: The sum of (i) the amount described in the definition of Available Distribution Amount in the Standard Terms and (ii) the amount allocated to the Available Distribution Amount pursuant to Section 4.02(h).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio (other than Additional Collateral Loans) at origination which exceeds 75% and (ii) $100,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate: Any Class CB, Class NB, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QA4" and which must be an Eligible Account.

        Certificate Group: With respect to (i) Loan Group CB-I, the Class CB-I Certificates and the Class R Certificates, (ii) Loan Group NB-I, the Class NB-I Certificates, (ii) Loan Group NB-II, the Class NB-II-1, Class NB-II-2 and Class NB-II-3 Certificates and (iii) Loan Group NB-III, the Class NB-III Certificates.

        Certificate Policy:  None.

        Class CB Certificate: Any one of the Class CB-I Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class NB Certificate: Any one of the Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3 or Class NB-III Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  September 29, 2004.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2004-QA4.

        Cut-off Date:  September 1, 2004.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Group CB-I Certificates: The Class CB-I, Class R-I and Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate (other than the Class R-I Certificates and Class R-II Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and representing an undivided interest in Loan Group CB-I.

        Group CB-I Loans: The Mortgage Loans designated as Group CB-I Loans in Exhibit One.

        Group CB-I Senior Percentage: As of each Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group CB-I Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in Loan Group CB-I immediately prior to such Distribution Date.

        Group CB-I Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group CB-I remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(W) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group CB-I Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvii).

        Group CB-I Subordinate Amount: On any date of determination, the excess of the aggregate Stated Principal Balance of the Group CB-I Loans as of such date over the aggregate Certificate Principal Balance of the Group CB-I Certificates then outstanding.

        Group NB-I Certificates: The Class NB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and representing an undivided interest in Loan Group NB-I.

        Group NB-I Loans: The Mortgage Loans designated as Group NB-I Loans in Exhibit One.

        Group NB-I Senior Percentage: As of each Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group NB-I Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in Loan Group NB-I immediately prior to such Distribution Date.

        Group NB-I Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group NB-I remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group NB-I Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvii).

        Group NB-I Subordinate Amount: On any date of determination, the excess of the aggregate Stated Principal Balance of the Group NB-I Loans as of such date over the aggregate Certificate Principal Balance of the Group NB-I Certificates then outstanding.

        Group NB-II Certificate: The Class NB-II-1, Class NB-II-2 and Class NB-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and representing an undivided interest in Loan Group NB-II.

        Group NB-II Loans: The Mortgage Loans designated as Group NB-II Loans in Exhibit One.

        Group NB-II Senior Percentage: As of each Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group NB-II Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in Loan Group NB-II immediately prior to such Distribution Date.

        Group NB-II Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group NB-II remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Y) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group NB-II Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvii).

        Group NB-II Subordinate Amount: On any date of determination, the excess of the aggregate Stated Principal Balance of the Group NB-II Loans as of such date over the aggregate Certificate Principal Balance of the Group NB-II Certificates then outstanding.

        Group NB-III Certificates: The Class NB-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and representing an undivided interest in Loan Group NB-III.

        Group NB-III Loans: The Mortgage Loans designated as Group NB-III Loans in Exhibit One.

        Group NB-III Senior Percentage: As of each Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group NB-III Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in Loan Group NB-III immediately prior to such Distribution Date.

        Group NB-III Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group NB-III remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Z) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group NB-III Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii) and Section 4.02(a)(xvii).

        Group NB-III Subordinate Amount: On any date of determination, the excess of the aggregate Stated Principal Balance of the Group NB-III Loans as of such date over the aggregate Certificate Principal Balance of the Group NB-III Certificates then outstanding.

        Initial Monthly Payment Fund: $33,437,257 representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the October 2004 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.10%           Class B-1:  0.50%
        Class M-2:  1.60%           Class B-2:  0.15%
        Class M-3:  1.25%           Class B-3:  0.50%
                                Class B-4: 0.35%


        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Loan Group: Loan Group CB-I, Loan Group NB-I, Loan Group NB-II or Loan Group NB-III.

        Loan Group CB-I: The group of Mortgage Loans comprised of the Group CB-I Loans.

        Loan Group NB-I: The group of Mortgage Loans comprised of the Group NB-I Loans.

        Loan Group NB-II: The group of Mortgage Loans comprised of the Group NB-II Loans.

        Loan Group NB-III: The group of Mortgage Loans comprised of the Group NB-III Loans.

        Maturity Date: September 25, 2034, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Maximum Mortgage Rate: As to any Mortgage Loan, the rate indicated in Exhibit One hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: As to any Mortgage Loan and any date of determination, the Maximum Mortgage Rate for such Mortgage Loan minus the per annum rate at which the Servicing Fee is calculated.

        Minimum Mortgage Rate: As to any Mortgage Loan, the greater of (i) the Note Margin for such Mortgage Loan and (ii) the rate indicated in Exhibit One hereto as the "NOTE FLOOR" for such Mortgage Loan, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan Group:

(a)     the Mortgage Loan identifying number ("RFC LOAN #");

(b)     the maturity of the Mortgage Note ("MATURITY DATE");

(c)     the Mortgage Rate ("ORIG RATE");

(d)     the Subservicer pass-through rate ("CURR NET");

(e)     the Net Mortgage Rate ("NET MTG RT");

(f)     [RESERVED];

(g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(h)     the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(i)     the Loan-to-Value Ratio at origination ("LTV");

(j) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(k) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence;

(l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence;

(m) whether such Mortgage Loan constitutes a Group CB-I Loan, Group NB-I Loan, Group NB-II Loan or Group NB-III Loan;

(n)     the Maximum Mortgage Rate ("NOTE CEILING");

(o)     the maximum Adjusted Mortgage Rate ("NET CEILING");

(p)     the Note Margin for the ("NOTE MARGIN");

(q)     the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT"); and

(r)     the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR").

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit One hereto, except in the case of the Mortgage Loans indicated by an "X" on Exhibit One hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Initial Rate Cap, Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated; provided that, (i) the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage Rate immediately prior to such Adjustment Date plus or minus the Initial Rate Cap or Periodic Cap applicable to such Mortgage Loan and (ii) the Net Mortgage Rate for any Mortgage Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Mortgage Loan.

        Net WAC Rate: With respect to any Distribution Date and each Loan Group, a per annum rate equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans weighted on the basis of the respective Stated Principal Balance of each such Mortgage Loan as of the beginning of the related Due Period, using the Net Mortgage Rates in effect for the scheduled payments due on those Mortgage Loans during such Due Period.

        Note Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit One hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Initial Rate Cap, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Pass-Through Rate: With respect to the Class CB-I Certificates and the Class R Certificates, the Net WAC Rate of the Group CB-I Loans. With respect to the Class NB-I Certificates, the Net WAC Rate of the Group NB-I Loans. With respect to the Class NB-II-1, Class NB-II-2 and Class NB-II-3 Certificates, the Net WAC Rate of the Group NB-II Loans. With respect to the Class NB-III Certificates, the Net WAC Rate of the Group NB-III Loans. With respect to the Class M Certificates and Class B Certificates, the weighted average of the Net WAC Rates for the Group CB-I, Group NB-I, Group NB-II and Group NB-III Loans, weighted on the basis of the related Subordinate Amount. This determination will be made as of the related Distribution Date prior to giving effect to any distributions on the Certificates on that date. The Pass-Through Rate on the Class M Certificates and Class B Certificates with respect to the first Interest Accrual period is expected to be approximately 5.4240% per annum. For federal income tax purposes, the foregoing rate for the Class M Certificates and Class B Certificates is expressed as the weighted average of the rates on the REMIC I Regular Interests Y-I, Y-II, Y-III and Y-IV.

        Periodic Cap: With respect to each Mortgage Loan, the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date (other than the initial Adjustment Date) pursuant to the terms of the related Mortgage Note.

        Prepayment Assumption: With respect to the Mortgage Loans, a prepayment assumption of 25% CPR, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates for each Loan Group, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in October 2011 (unless the Certificate Principal Balances of the related Senior Certificates have been reduced to zero or the circumstances set forth in the third paragraph of the definition of Senior Accelerated Distribution Percentage exist), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates is outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.


        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.


        REMIC I: The segregated pool of assets related to this Series (except as provided below), with respect to which a REMIC election is to be made pursuant to this Agreement, consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, and

        (v)    all proceeds of clauses (i) through (iv) above.

        Notwithstanding the foregoing, the REMIC election with respect to REMIC I specifically excludes the Initial Monthly Payment Fund.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC I Distribution Amount: For any Distribution Date, the Available Distribution Amount shall be distributed to the Uncertificated REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

        (a) To the extent of the Available Distribution Amount for Loan Group CB-I:

               (i) first, to REMIC I Regular Interests Y-I and REMIC I Regular Interests Z-I, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Regular Interests Y-I and REMIC I Regular Interests Z-I, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Regular Interests Y-I and REMIC I Regular Interests Z-I, the REMIC I Y-I Principal Distribution Amount and the REMIC I Z-I Principal Distribution Amount, respectively.

        (b) To the extent of the Available Distribution Amount for Loan Group NB-I:

               (i) first, to the REMIC I Regular Interests Y-II and REMIC I Regular Interests Z-II, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Regular Interests Y-II and REMIC I Regular Interests Z-II, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Regular Interests Y-II and REMIC I Regular Interests Z-II, the REMIC I Y-II Principal Distribution Amount and the REMIC I Z-II Principal Distribution Amount, respectively.

        (c) To the extent of the Available Distribution Amount for Loan Group NB-II:

               (i) first, to REMIC I Regular Interests Y-III and REMIC I Regular Interests Z-III, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Regular Interests Y-III and REMIC I Regular Interests Z-III, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Regular Interests Y-III and REMIC I Regular Interests Z-III, the REMIC I Y-III Principal Distribution Amount and the REMIC I Z-III Principal Distribution Amount, respectively.

        (d) To the extent of the Available Distribution Amount for Loan Group NB-III:

               (i) first, to REMIC I Regular Interests Y-IV and REMIC I Regular Interests Z-IV, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Regular Interests Y-IV and REMIC I Regular Interests Z-IV, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Y-IV and REMIC I Z-IV Regular Interests, the REMIC I Y-IV Principal Distribution Amount and the REMIC I Z-IV Principal Distribution Amount, respectively.

        (e) To the extent of the Available Distribution Amounts for Loan Group CB-I, Loan Group NB-I, Loan Group NB-II and Loan Group NB-III for such Distribution Date remaining after payment of the amounts pursuant to paragraphs
(a) through (d) of this definition of "REMIC I Distribution Amount":

               (i) first, to each Class of REMIC I Y and REMIC I Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Regular Interest, the aggregate amount of any distributions to the Certificates as reimbursement of such Realized Losses on such Distribution Date pursuant to Section 4.02(e); provided, however, that any amounts distributed pursuant to this paragraph
(e)(i) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC I Y and REMIC I Z Regular Interests; and

        (ii) second, to the Class R-I Certificates, any remaining amount.

        REMIC I Realized Losses: Realized Losses on each Loan Group shall be allocated to the Uncertificated REMIC I Regular Interests as follows: (1) the interest portion of Realized Losses on Group CB-I Loans, if any, shall be allocated among the REMIC I Regular Interests Y-I and REMIC I Regular Interests Z-I pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized Losses on Group NB-I Loans, if any, shall be allocated among the REMIC I Regular Interests Y-II and REMIC I Regular Interests Z-II pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses on Group NB-II Loans, if any, shall be allocated among the REMIC I Regular Interests Y-III and REMIC I Regular Interests Z-III pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and
(4) the interest portion of Realized Losses on Group NB-III Loans, if any, shall be allocated among the REMIC I Regular Interests Y-IV and REMIC I Regular Interests Z-IV pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to each Loan Group shall be allocated to the Uncertificated REMIC I Regular Interests as follows: (1) the principal portion of Realized Losses on Group CB-I Loans shall be allocated, first, to the REMIC I Regular Interests Y-I to the extent of the REMIC I Y-I Principal Reduction Amount in reduction of the

Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interests Z-I in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on Group NB-I Loans shall be allocated, first, to the REMIC I Regular Interests Y-II to the extent of the REMIC I Y-II Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interests Z-II in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on Group NB-II Loans shall be allocated, first, to the REMIC I Regular Interests Y-III to the extent of the REMIC I Y-III Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interests Z-III in reduction of the Uncertificated Principal Balance thereof; and (4) the principal portion of Realized Losses on Group NB-III Loans shall be allocated, first, to the REMIC I Regular Interests Y-IV to the extent of the REMIC I Y-IV Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interests Z-IV in reduction of the Uncertificated Principal Balance thereof.

        REMIC I Regular Interest Y-I: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Y-II: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Y-III: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest Y-IV: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-I: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-II: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-III: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-IV: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Y Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix I.

        REMIC I Y-I Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-I Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Y-I on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-I Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the REMIC I Regular Interests Y-I as determined pursuant to the provisions of Appendix I.

        REMIC I Y-II Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-II Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Y-II on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-II Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the REMIC I Regular Interests Y-II as determined pursuant to the provisions of Appendix I.

        REMIC I Y-III Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-III Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Y-III on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-III Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the REMIC I Regular Interests Y-III as determined pursuant to the provisions of Appendix I.

        REMIC I Y-IV Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-IV Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Y-IV on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-IV Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the REMIC I Regular Interests Y-IV as determined pursuant to the provisions of Appendix I.

        REMIC I Y Regular Interests: The REMIC I Regular Interests Y-I, Y-II, Y-III and Y-IV.

        REMIC I Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Z Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Available Distribution Amount for the related Loan Group (i.e. the "related Loan Group" for the REMIC I Regular Interests Z-I is the Group CB-I Loans, the "related Loan Group" for the REMIC I Regular Interests Z-II is the Group NB-I Loans, the "related Loan Group" for the REMIC I Regular Interests Z-III Regular Interest is the Group NB-II Loans and the "related Loan Group" for the REMIC I Regular Interests Z-IV is the Group NB-III Loans) over the sum of the amounts thereof distributable (i) in respect of interest on such REMIC I Z Regular Interest and the related REMIC I Y Regular Interest, (ii) to such REMIC I Z Regular Interest and the related REMIC I Y Regular Interest pursuant to clause (e)(ii) of the definition of "REMIC I Distribution Amount" and (iii) in the case of the Group CB-I Loans, to the Class R-I Certificates and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the REMIC I Y Principal Reduction Amount for the related Loan Group.

        REMIC I Z-I Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Z-I Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Z-I on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Z-I Principal Reduction Amount: The REMIC I Z Principal Reduction Amount for the REMIC I Regular Interests Z-I as determined pursuant to the provisions of Appendix I.

        REMIC I Z-II Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Z-II Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Z-II on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Z-II Principal Reduction Amount: The REMIC I Z Principal Reduction Amount for the REMIC I Regular Interests Z-II as determined pursuant to the provisions of Appendix I.

        REMIC I Z-III Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Z-III Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Z-III on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Z-III Principal Reduction Amount: The REMIC I Z Principal Reduction Amount for the REMIC I Regular Interests Z-III as determined pursuant to the provisions of Appendix I.

        REMIC I Z-IV Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Z-IV Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interests Z-IV on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Z-IV Principal Reduction Amount: The REMIC I Z Principal Reduction Amount for the REMIC I Regular Interests Z-IV as determined pursuant to the provisions of Appendix I.

        REMIC I Z Regular Interests: The REMIC I Regular Interests Z-I, Z-II, Z-III and Z-IV.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee pursuant to Section
2.06 for the benefit of the holders of the Class CB-I, Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3, Class NB-III Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 , Class B-4 and Class R-II Certificates, with respect to which a separate REMIC election is to be made. The REMIC election with respect to REMIC III specifically excludes the Initial Monthly Payment Fund.

        REMIC II Certificates: Any of the Class CB-I, Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3, Class NB-III Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates.

        REMIC II Regular Interests: The Class CB-I, Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3, Class NB-III Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 84th Distribution Date and, with respect to any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, as follows:

        (i) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 108th Distribution Date but on or prior to the 120th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 120th Distribution Date but on or prior to the 132nd Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v)    for  any  Distribution   Date  thereafter,   the  related  Senior
               Percentage for such Distribution Date.

        Any scheduled reduction, as described in the preceding paragraph, shall not be made as of any Distribution Date unless:

               (a) the outstanding principal balance of the Mortgage Loans in all four Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% and

               (b) Realized Losses on the Mortgage Loans in all four Loan Groups to date for such Distribution Date, if occurring during the eighth, ninth, tenth, eleventh or twelfth year, or any year thereafter, after the Closing Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates.

        Notwithstanding the foregoing, if (a) the weighted average of the Subordinate Percentages for all four Loan Groups is equal to or in excess of twice the initial weighted average of the Subordinate Percentages for all four Loan Groups, (b) the outstanding principal balance of the Mortgage Loans in all four Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, does not exceed 50% and (c)(i) prior to the Distribution Date in October 2007, cumulative Realized Losses on the Mortgage Loans in all four Loan Groups do not exceed 20% of the sum of the initial Certificate Principal Balances of the Subordinate Certificates, and (ii) thereafter, cumulative Realized Losses on the Mortgage Loans in all four Loan Groups do not exceed 30% of the sum of the initial Certificate Principal Balances of the Subordinate Certificates, then (A) on any Distribution Date prior to the Distribution Date in October 2007, each Senior Accelerated Distribution Percentage for such Distribution Date will equal the related Senior Percentage for that Distribution Date plus 50% of the related Subordinate Percentage for such Distribution Date, and (B) on any Distribution Date on or after the Distribution Date in October 2007, each Senior Accelerated Distribution Percentage for that Distribution Date will equal the related Senior Percentage for that Distribution Date.

               Notwithstanding the foregoing, on any Distribution Date on which the weighted average of the Group CB-I Senior Percentage, Group NB-I Senior Percentage, Group NB-II Senior Percentage and Group NB-III Senior Percentage, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Group CB-I Senior Percentage, Group NB-I Senior Percentage, Group NB-II Senior Percentage and Group NB-III Senior Percentage (calculated on such basis), each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

        Notwithstanding  the  foregoing,   upon  reduction  of  the  Certificate
Principal Balances of the related Senior Certificates to zero, the related Senior Accelerated Distribution Percentage will equal 0%.

        Senior Certificate: Any one of the Class CB, Class NB or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: The Group CB-I Senior Percentage with respect to Loan Group CB-I, the Group NB-I Senior Percentage with respect to Loan Group NB-I, the Group NB-II Senior Percentage with respect to Loan Group NB-II or the Group NB-III Senior Percentage with respect to Loan Group NB-III.

        Senior Principal Distribution Amount: The Group CB-I Senior Principal Distribution Amount with respect to Loan Group CB-I, Group NB-I Senior Principal Distribution Amount with respect to Loan Group NB-I, Group NB-II Senior Principal Distribution Amount with respect to Loan Group NB-II or Group NB-III Senior Principal Distribution Amount with respect to Loan Group NB-III.

        Senior Support Certificates: The Class NB-II-3 Certificates.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,902,186 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Amount: With respect to (i) Loan Group CB-I, the Group CB-I Subordinate Amount, (ii) Loan Group NB-I, the Group NB-I Subordinate Amount,
(ii) Loan Group NB-II, the Group NB-II Subordinate Amount and (iii) Loan Group NB-III, the Group NB-III Subordinate Amount.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the Class"s pro rata share, based on the Certificate Principal Balance of each such Class then outstanding, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses
(1), (2) and (3) of Section 4.02(a)(ii)(A) of this Series Supplement (without giving effect to the related Senior Percentage) to the extent not payable to the related Senior Certificates; (ii) such Class"s pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(B)(b) of this Series Supplement (without giving effect to the related Senior
Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of
(x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month to the extent not payable to the Senior Certificates; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates; minus
(b) the related Capitalization Reimbursement Amount for such Distribution Date, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all related Classes of Certificates, in each case to the extent derived from the related Available Distribution Amount without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates:  The Class NB-II-2 Certificates.

        Super Senior Optimal Percentage: As of any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Group NB-II Certificates immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As of any Distribution Date on or after the Credit Support Depletion Date, the product of
(a) the then-applicable Super Senior Optimal Percentage and (b) the amounts described in clause (b) of Group NB-II Senior Principal Distribution Amount.

        Trust Fund: REMIC I, REMIC II and the Initial Monthly Payment Fund.

        Uncertificated Accrued Interest: With respect to each Uncertificated REMIC I Regular Interest on each Distribution Date, an amount equal to one month"s interest at the related Uncertificated REMIC I Pass-Through Rate on the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest. Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, allocated among such Uncertificated REMIC I Regular Interests pro rata.

        Uncertificated Principal Balance: The principal amount of any Uncertificated REMIC I Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest shall be reduced by all distributions of principal made on, and allocation of Realized Losses to, such Uncertificated REMIC I Regular Interest on such Distribution Date. The Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest shall never be less than zero.

        Uncertificated REMIC I Regular Interests: The uncertificated partial undivided beneficial ownership interests in REMIC I, designated as REMIC I Regular Interests Y-I, Y-II, Y-III, Y-IV, Z-I, Z-II, Z-III and Z-IV, each having an Uncertificated Principal Balance as specified herein and bearing interest at a rate equal to the related Uncertificated REMIC I Pass-Through Rate.

        Uncertificated REMIC I Pass-Through Rate: With respect to REMIC I Regular Interests Y-I and Z-I, the Net WAC Rate of the Group CB-I Loans. With respect to REMIC I Regular Interests Y-II and Z-II, the Net WAC Rate of the Group NB-I Loans. With respect to REMIC I Regular Interests Y-III and Z-III, the Net WAC Rate of the Group NB-II Loans. With respect to REMIC I Regular Interests Y-IV and Z-IV, the Net WAC Rate of the Group NB-III Loans.

        Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized Certificate Group: With respect any Distribution Date, a Certificate Group for which the related Undercollateralized Amount exceeds zero.

        Underwriter:  Residential Funding Securities Corporation.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02. Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a)  For  representations,   warranties  and  covenants  of  the  Master
Servicer, see Section 2.03(a) of the Standard Terms.

        (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), hybrid adjustable-rate mortgage loans with Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.6% of the Group CB-I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 3.0% of the Group NB-I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 1.1% of the Group NB-II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 4.5% of the Group NB-III Loans, by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.6% of the Group CB-I Loans are secured by Mortgaged Properties located in any one zip code area outside California, no more than 1.9% of the Group NB-I are secured by Mortgaged Properties located in any one zip code area outside California, no more than 0.9% of the Group NB-II are secured by Mortgaged Properties located in any one zip code area outside California and no more than 4.7% of the Group NB-III Loans, by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 59.24% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 9.52% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.72% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 16.63% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans have been made to an International Borrower;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or

Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

        (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute, to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), either (1) in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or (2) if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder"s share (which share shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the related Available Distribution Amount:

               (i) (W) from the Available Distribution Amount related to the Group CB-I Loans, to the Group CB-I Certificates, on a pro rata basis based on the Accrued Certificate Interest payable on such Classes of Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group CB-I Senior Interest Distribution Amount");

                      (X) from the Available  Distribution Amount related to the
               Group NB-I Loans, to the Group NB-I Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group NB-I Senior Interest Distribution Amount");

                      (Y) from the Available  Distribution Amount related to the
               Group NB-II Loans, to the Group NB-II Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group NB-II Senior Interest Distribution Amount"); provided however that after the Credit Support Depletion Date, the Accrued Certificate Interest for the Senior Support Certificates shall be distributed to the Super Senior Certificates and the Senior Support Certificates in accordance with Section 4.02(c); and

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

                       (Z) from the Available Distribution Amount related to the
               Group NB-III Loans, to the Group NB-III Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group NB-III Senior Interest Distribution Amount");

               (ii) to the related Senior Certificates, in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                        (A) the related Senior  Percentage for such Distribution
                Date times the sum of the following:

                                (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group, whether or not received on or prior to the related Determination Date, minus the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                (2) the Stated Principal Balance of any Mortgage
                        Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan from the related Loan Group pursuant to Section
                        2.03 or 2.04 during the preceding calendar month; and

                                (3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan in the related Loan Group described in Section 4.02(a)(ii)(B) of this Series Supplement, including without limitation any related Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms;

                        (B) with  respect to each  Mortgage  Loan in the related
                Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior

                Balance of such Mortgage Loan and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
                Section 3.14 of the Standard Terms;

                        (C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month;

                        (D) any amounts  described in subsection  (ii),  clauses
                (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                        (E) amounts required to be distributed to the Holders of
                Class CB-I, Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3 and Class NB-III Certificates, as applicable, pursuant to Section 4.02(i); minus

                        (F) the related Capitalization  Reimbursement Amount for
                such Distribution Date multiplied by a fraction, the numerator of which is the related Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates derived from the related Available Distribution Amount without giving effect to any reductions for the Capitalization Reimbursement Amount;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xi) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xii) to the Holders of the Class B-2 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiii) to the Holders of the Class B-3 Certificates, an amount equal to the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiv) to the Holders of the Class B-3 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xv) to the Holders of the Class B-4 Certificates, an amount equal to the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xvi) to the Holders of the Class B-4 Certificates, an amount equal to the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-4 Certificates;

               (xvii) to the Senior  Certificates,  in the priority set forth in
        Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount for the related Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xviii)to the Class R-II Certificates, the balance, if any, of the Available Distribution Amount for each Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

                      (i) the Group CB-I Senior Principal Distribution Amount shall be distributed as follows: (i) first, concurrently on a pro rata basis in accordance with their respective Certificate Principal
        Balances, to the Class R-I Certificates and Class R-II Certificates, until the Certificate Principal Balances thereof have been reduced to zero and (ii) second, any remaining amount to the Class CB-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (ii) the Group NB-I Senior Principal  Distribution  Amount
        shall  be  distributed  to  the  Class  NB-I  Certificates,   until  the
        Certificate Principal Balance thereof has been reduced to zero;

                      (iii) the Group NB-II Senior Principal Distribution Amount shall be distributed concurrently on a pro rata basis in accordance with their respective Certificate Principal Balances to the Class NB-II-1, Class NB-II-2 and Class NB-II-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and

                      (iv) the Group NB-III Senior Principal Distribution Amount shall be distributed to the Class NB-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (c) On or after the occurrence of the Credit Support Depletion Date, until reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, the aggregate amount distributable to the Super Senior Certificates and Senior Support Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Group NB-II Senior Principal Distribution Amount will be distributed among such Senior Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest on the Super Senior Certificates; second, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

        (d) After the reduction of the Certificate Principal Balances of the Senior Certificates in a Certificate Group to zero but prior to the Credit Support Depletion Date, the related Senior Certificates will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be distributed solely to the holders of the Subordinate Certificates, in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

        (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

        (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        (h) On any  Distribution  Date  prior to the  occurrence  of the  Credit
Support Depletion Date that occurs after the reduction of the aggregate Certificate Principal Balance of a Certificate Group to zero, the Certificates relating to the remaining Certificate Groups will be entitled to receive 100% of the prepayments on the Mortgage Loans in the Loan Group related to the Certificate Group that has been fully paid, which amount shall be allocated, pro rata, between those Certificate Groups based on the aggregate Certificate Principal Balance of the related Certificates. Such amounts allocated to a Certificate Group shall be treated as part of the related Available Distribution Amount and distributed as part of the related Senior Principal Distribution Amount in accordance with the priorities set forth in 4.02(b) above, in reduction of such Certificate Principal Balances. Notwithstanding the foregoing, remaining Certificate Group will not be entitled to receive prepayments on the Mortgage Loans in a Loan Group related to Certificate Group that has been fully paid if the following two conditions are satisfied: (1) the weighted average of the Subordinate Percentages for all Loan Groups for such Distribution Date, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for all Loan Groups, calculated on that basis and (2) the outstanding principal balance of the Mortgage Loans in all Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

        (i) For any Undercollateralized Certificate Group on any Distribution Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor prepayments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in non-related Loan Groups will be distributed to such Undercollateralized Certificate Group in accordance with the priorities set forth in Section 4.02(b) for the related Senior Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Undercollateralized Certificate Group, until such Certificate Principal Balance equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and
(ii) an amount equal to one month's interest at the Pass-Through Rate for the related Class of Senior Certificates on the related Undercollateralized Amount will be distributed from that portion of the Available Distribution Amount for any non-related Loan Groups that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the following priority: first to pay any unpaid interest on such Undercollateralized Certificate Group and then to pay principal thereon in the manner described in Section 4.02(a).

Section 4.03.  Statements  to  Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05. Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers" Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-3

Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, such Realized Losses shall be allocated (A) in the case of a Group CB-I Loan, to the Group CB-I Certificates on a pro rata basis, (B) in the case of a Group NB-I Loan, to the Group NB-I Certificates, (C) in the case of a Group NB-II Loan, to the Group NB-II Certificates on a pro rata basis, and (D) in the case of a Group NB-III Loan, to the Group NB-III Certificates; provided, however, that after the Credit Support Depletion Date, Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior
Support Certificates until the Certificate Principal Balance of the Senior Support Certificates has been reduced to zero. The Group CB-I Senior Percentage, Group NB-I Senior Percentage, Group NB-II Senior Percentage or Group NB-III Senior Percentage (as applicable) of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses on the Mortgage Loans shall be allocated (A) in the case of a Group CB-I Loan, to the Group CB-I Certificates, on a pro rata basis, (B) in the case of a Group NB-I Loan, to the Group NB-I Certificates, (C) in the case of a Group NB-II Loan, to the Group NB-II Certificates on a pro rata basis, and (D) in the case of a Group NB-III Loan, to the Group NB-III Certificates. The remainder of such Realized Losses will be allocated among the Class M Certificates and Class B Certificates, on a pro rata basis. The portion allocated to the Class M Certificates and Class B Certificates will be based on each Certificates' interest in the related Loan Group.

        On any Distribution Date, Realized Losses will be allocated as set forth herein before distributions of principal on the Certificates as set forth herein.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        Realized Losses shall be allocated among the Uncertificated REMIC I Regular Interests as specified in the definition of REMIC I Realized Losses.


Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration. (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the segregated pool of assets described in the definition of REMIC I (as defined herein) (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), and subject to this Agreement, as a REMIC for federal income tax purposes. The REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests (and excluding the Initial Monthly Payment Fund), as a REMIC (REMIC II) for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole "residual interest" in REMIC I for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law.

        The Class CB I, Class NB-I, Class NB-II-1, Class NB-II-2, Class NB-II-3, Class NB-III, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be "regular interests" in REMIC II, and the Class R-II Certificates will represent ownership of the "residual interest" therein for purposes of the REMIC Provisions.

Section 10.04. Distributions on the Uncertificated REMIC I Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the REMIC I Distribution Amount in the amounts and with the priorities set forth in the definition thereof..

        (b) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment. (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law. (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


            RECIPIENT                                         ADDRESS
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2004-QA4

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street,
                                   Jeanette Street Park Entrance,  New York, New
                                   York 10041, for the purposes of Section 8.12 of the Standard Terms

Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

Standard & Poor's Ratings          55 Water Street
Services, a division of The        New York, New York 10041
McGraw-Hill Companies, Inc.

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               99% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:  /s/ Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: /s/ Josie Knorr
      Name:   Josie Knorr
      Title:


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:  /s/ Mark White
                                                 Name:  Mark White
                                                 Title: Associate

Attest:/s/ Joseph Orning
      Name: Joseph Orning
      Title: Associate


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:  /s/ Barbara Campbell
                                                 Name: Barbara Campbell
                                                 Title: Assistant Vice President

                                            By:  /s/ Ronaldo Reyes
                                                 Name: Ronaldo Reyes
                                                 Title:Assistant Vice President


Attest:/s/ Stephen T. Hessler
      Name: Stephen T. Hessler
      Title:   Vice President

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   /s/ Brian Bangerter
                                                   Notary Public

               [ Notarial Seal]

 STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a(n)
Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                          /s/ Brian S. Bangerter

                                                          Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a(n) Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Amy Lynn Stoddard
                                                          Notary Public

 [Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared Ronaldo Reyes, known to me to be a(n) Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Amy Lynn Stoddard
                                                          Notary Public



 [Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE



Non Fixed Rate Loan
Loan Number                Orig Rate         Original Bal      Max Neg Amort
                           Curr Rate         Principal Bal     Loan Feature
                           Net Curr          Original PI       # of Units
                           Note Ceiling      Current PI        LTV
City             State Zip Net Ceiling       Note Date
Servicer Loan #            Note Floor        First Pay Date    MI Co Code
Seller Loan #              Net Floor         Maturity Date     MI Coverage
Investor Loan #            Gross Margin      1st IntChgDate    Nxt IntChgDate
S/S Code                   Net Margin        1st PmtChgDate    Nxt PmtChgDate
Int Chg Prior Day          1st Yr Floor      Pmt Cap Incr      Pmt Cap Decr
Payment Type               1st Yr Ceil       Int Chg Freq Mos  Pmt Chg Freq Mos
Orig Term                  Adj Index         Period Incr       Period Decr
Note Life Incr             Note Round Type   Note Round Mth    Note Round Fctr
Net Life Incr              Net Round Type    Net Round Mth     Net Round Fctr
Note Life Decr             Loan Purp         Convert Code      Convert Prd From
Net Life Decr              Prop Type         Convert Index     Convert Prd To
                           Occup Code        Convert Margin
9060159                    6.1250            168000.0000       100.0000
                           6.1250            167,980.00        ZZ
                           5.8750            857.50            1
                           12.1250           857.50            80
WASHINGTON       DC 20002  11.8750           05/18/04
0437920663                 0.0000            07/01/04          00
26204079                   0.0000            06/01/34          0.0000
0                          3.2500            06/01/07          06/01/07
696/G02                    3.0000            07/01/07          07/01/07
25                         3.2500            0.0000            0.0000
A                          9.1250            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           O                 0.0000

9091041                    6.7500            468800.0000       100.0000
                           6.7500            468,800.00        ZZ
                           6.5000            2637.00           1
                           12.7500           2637.00           80
ASHBURN          VA 20148  12.5000           05/28/04
0437957822                 0.0000            07/01/04          00
30104071                   0.0000            06/01/34          0.0000
0                          3.2500            06/01/07          06/01/07
696/G02                    3.0000            07/01/07          07/01/07
25                         3.7500            0.0000            0.0000
A                          9.7500            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9098965                    5.5000            448000.0000       100.0000
                           5.5000            447,466.67        ZZ
                           5.2500            2053.33           1
                           11.5000           2053.33           70
COTA DE CAZA     CA 92679  11.2500           05/26/04
0437966054                 0.0000            07/01/04          00
11405040                   0.0000            06/01/34          0.0000
0                          2.2500            06/01/07          06/01/07
X05/G02                    2.0000            07/01/07          07/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9144127                    6.3750            126000.0000       100.0000
                           6.3750            125,765.98        ZZ
                           6.1250            786.08            1
                           12.3750           786.08            90
OSWEGO           IL 60543  12.1250           06/07/04
3373505                    0.0000            08/01/04          19
3373505                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144183                    6.1250            430000.0000       100.0000
                           6.1250            430,000.00        ZZ
                           5.8750            2194.79           1
                           12.1250           2194.79           79
SAN DIEGO        CA 92126  11.8750           05/24/04
3307497                    0.0000            07/01/04          00
3307497                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144315                    5.5000            366000.0000       100.0000
                           5.5000            366,000.00        ZZ
                           5.2500            1677.50           1
                           11.5000           1677.50           60
NAPA             CA 94558  11.2500           06/02/04
3340205                    0.0000            08/01/04          00
3340205                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9144357                    6.1250            551250.0000       100.0000
                           6.1250            551,248.67        ZZ
                           5.8750            2813.67           1
                           12.1250           2813.67           74
RANCHO SANTA MA  CA 92688  11.8750           06/02/04
3328226                    0.0000            08/01/04          00
3328226                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9148815                    6.0000            247000.0000       100.0000
                           6.0000            247,000.00        ZZ
                           5.7500            1235.00           1
                           12.0000           1235.00           95
SKOKIE           IL 60077  11.7500           06/25/04
0421261967                 0.0000            08/01/04          10
0421261967                 0.0000            07/01/34          30.0000
0                          3.2500            07/01/07          07/01/07
E22/G02                    3.0000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149015                    5.8750            368000.0000       100.0000
                           5.8750            367,474.69        ZZ
                           5.6250            1801.67           1
                           11.8750           1801.67           80
TRACY            CA 95377  11.6250           06/04/04
3354724                    0.0000            08/01/04          00
3354724                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9149043                    6.2500            112000.0000       100.0000
                           6.2500            112,000.00        ZZ
                           6.0000            583.33            1
                           12.2500           583.33            70
DETROIT          MI 48213  12.0000           06/22/04
3395107                    0.0000            08/01/04          00
3395107                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9149057                    5.8750            400000.0000       100.0000
                           5.8750            400,000.00        ZZ
                           5.6250            1958.33           1
                           11.8750           1958.33           70
SAN CLEMENTE     CA 92673  11.6250           06/11/04
3340924                    0.0000            08/01/04          00
3340924                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9149061                    5.8750            635000.0000       100.0000
                           5.8750            635,000.00        ZZ
                           5.6250            3108.85           1
                           11.8750           3108.85           74
IRVINE           CA 92620  11.6250           06/09/04
3152792                    0.0000            08/01/04          00
3152792                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9149067                    5.2500            445000.0000       100.0000
                           5.2500            445,000.00        ZZ
                           5.0000            1946.88           1
                           11.2500           1946.88           66
LAGUNA HILLS     CA 92653  11.0000           06/08/04
3363195                    0.0000            08/01/04          00
3363195                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9149071                    5.7500            360000.0000       100.0000
                           5.7500            359,246.46        ZZ
                           5.5000            2100.87           1
                           11.7500           2100.87           80
JACKSON HEIGHTS  NY 11370  11.5000           06/16/04
3287399                    0.0000            08/01/04          00
3287399                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149079                    5.7500            232750.0000       100.0000
                           5.7500            232,638.49        ZZ
                           5.5000            1115.26           1
                           11.7500           1115.26           95
SEATTLE          WA 98146  11.5000           06/16/04
3400218                    0.0000            08/01/04          11
3400218                    0.0000            07/01/34          30.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9149127                    5.7500            224800.0000       100.0000
                           5.7500            224,800.00        ZZ
                           5.5000            1077.17           1
                           11.7500           1077.17           80
WOODBRIDGE       VA 22193  11.5000           06/23/04
3396709                    0.0000            08/01/04          00
3396709                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149131                    5.8750            63000.0000        100.0000
                           5.8750            63,000.00         ZZ
                           5.6250            308.44            1
                           11.8750           308.44            90
RICHMOND         VA 23224  11.6250           06/22/04
3320204                    0.0000            08/01/04          21
3320204                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9149143                    6.3750            107900.0000       100.0000
                           6.3750            107,900.00        ZZ
                           6.1250            573.22            1
                           12.3750           573.22            60
WOODBRIDGE       VA 22191  12.1250           06/15/04
3398482                    0.0000            08/01/04          00
3398482                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149145                    4.8750            333700.0000       100.0000
                           4.8750            332,566.78        ZZ
                           4.6250            1765.97           1
                           10.8750           1765.97           70
GARDEN GROVE     CA 92840  10.6250           06/07/04
3361719                    0.0000            08/01/04          00
3361719                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         2.8750            0.0000            0.0000
A                          6.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9149161                    6.2500            159250.0000       100.0000
                           6.2500            158,947.01        T
                           6.0000            980.53            1
                           12.2500           980.53            80
KENOSHA          WI 53140  12.0000           06/16/04
3327319                    0.0000            08/01/04          01
3327319                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9154019                    6.2500            108900.0000       100.0000
                           6.2500            108,692.80        ZZ
                           6.0000            670.52            1
                           12.2500           670.52            90
PERRYVILLE       MO 63775  12.0000           06/24/04
0421085333                 0.0000            08/01/04          01
0421085333                 0.0000            07/01/34          25.0000
0                          3.2500            07/01/07          07/01/07
E22/G02                    3.0000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9155919                    6.2500            284000.0000       100.0000
                           6.2500            283,459.65        ZZ
                           6.0000            1748.64           2
                           12.2500           1748.64           80
BLOOMFIELD       NJ 07003  12.0000           07/01/04
0421076159                 0.0000            08/01/04          00
0421076159                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
E22/G02                    3.0000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9156831                    6.2500            223999.0000       100.0000
                           6.2500            223,572.81        ZZ
                           6.0000            1379.20           1
                           12.2500           1379.20           80
LAS VEGAS        NV 89129  12.0000           06/24/04
0421136318                 0.0000            08/01/04          00
0421136318                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
E22/G02                    3.0000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9160561                    5.7500            233200.0000       100.0000
                           5.7500            233,200.00        ZZ
                           5.5000            1117.42           1
                           11.7500           1117.42           80
STERLING         VA 20165  11.5000           06/28/04
0438066516                 0.0000            08/01/04          00
21404064                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
696/G02                    3.0000            08/01/07          08/01/07
25                         3.2500            0.0000            0.0000
A                          8.7500            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9162321                    6.5000            128000.0000       100.0000
                           6.5000            127,884.28        ZZ
                           6.2500            809.05            1
                           12.5000           809.05            80
ST PAUL          MN 55104  12.2500           07/02/04
0438081283                 0.0000            09/01/04          00
04800550F                  0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
B39/G02                    3.0000            09/01/07          09/01/07
45                         4.5000            0.0000            0.0000
A                          8.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9164403                    6.2500            373400.0000       100.0000
                           6.2500            372,689.56        T
                           6.0000            2299.09           1
                           12.2500           2299.09           90
INDIAN HARBOR B  FL 32937  12.0000           06/29/04
0438076572                 0.0000            08/01/04          01
LA041978                   0.0000            07/01/34          25.0000
0                          3.2500            07/01/07          07/01/07
W39/G02                    3.0000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     08                00
                           O                 0.0000

9167235                    6.3750            365250.0000       100.0000
                           6.3750            365,250.00        ZZ
                           6.1250            1940.39           1
                           12.3750           1940.39           95
GAINESVILLE      VA 20155  12.1250           06/30/04
0438093908                 0.0000            08/01/04          12
33804021                   0.0000            07/01/34          30.0000
0                          3.2500            07/01/07          07/01/07
696/G02                    3.0000            08/01/07          08/01/07
25                         3.3750            0.0000            0.0000
A                          9.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9168215                    5.5000            135009.0000       100.0000
                           5.5000            134,563.62        ZZ
                           5.2500            766.57            1
                           10.5000           766.57            80
BURLINGTON       KY 41005  10.2500           05/14/04
0438072563                 0.0000            07/01/04          00
4000087439                 0.0000            06/01/34          0.0000
0                          2.2500            06/01/07          06/01/07
F09/G02                    2.0000            07/01/07          07/01/07
45                         2.5000            0.0000            0.0000
A                          8.5000            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9220393                    5.7500            288000.0000       100.0000
                           5.7500            287,370.16        ZZ
                           5.5000            1680.69           1
                           11.7500           1680.69           80
SANDY            UT 84092  11.5000           06/30/04
0438159840                 0.0000            08/01/04          00
2214060165                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
956/G02                    3.0000            08/01/07          08/01/07
25                         3.7500            0.0000            0.0000
A                          7.7500            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9238611                    6.2500            111200.0000       100.0000
                           6.2500            111,094.49        ZZ
                           6.0000            684.68            1
                           12.2500           684.68            80
HOLLYWOOD        FL 33024  12.0000           07/23/04
0421371519                 0.0000            09/01/04          00
0421371519                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9243233                    5.5000            68400.0000        100.0000
                           5.5000            68,325.13         ZZ
                           5.2500            388.37            1
                           11.5000           388.37            90
WESCOSVILLE      PA 18106  11.2500           07/26/04
0421352386                 0.0000            09/01/04          01
0421352386                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9247369                    5.3750            416000.0000       100.0000
                           5.3750            415,981.32        ZZ
                           5.1250            1863.33           1
                           11.3750           1863.33           80
WESTMINSTER      CA 92683  11.1250           07/07/04
0438221855                 0.0000            09/01/04          00
93505796                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
E84/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9435777                    6.2500            102700.0000       100.0000
                           6.2500            102,602.56        ZZ
                           6.0000            632.34            1
                           12.2500           632.34            75
MANASSAS         VA 20110  12.0000           07/30/04
0421415944                 0.0000            09/01/04          00
0421415944                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           N                 0.0000

9435931                    5.2500            358400.0000       100.0000
                           5.2500            358,400.00        ZZ
                           5.0000            1568.00           1
                           11.2500           1568.00           80
BUFORD           GA 30519  11.0000           07/16/04
0438175861                 2.2500            09/01/04          00
26501428                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L21/G02                    2.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9438303                    5.8750            250400.0000       100.0000
                           5.8750            250,144.71        ZZ
                           5.6250            1481.21           3
                           11.8750           1481.21           80
NEW BEDFORD      MA 02740  11.6250           08/02/04
0421479148                 0.0000            09/01/04          00
0421479148                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9438305                    5.8750            252000.0000       100.0000
                           5.8750            251,743.07        ZZ
                           5.6250            1490.68           3
                           11.8750           1490.68           80
NEW BEDFORD      MA 02740  11.6250           07/30/04
0421479726                 0.0000            09/01/04          00
0421479726                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9440433                    5.3750            337600.0000       100.0000
                           5.3750            337,221.71        ZZ
                           5.1250            1890.46           1
                           11.3750           1890.46           80
OLD TAPPAN       NJ 07675  11.1250           07/13/04
0438175218                 3.2500            09/01/04          00
04014499                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
952/G02                    3.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     1                 0
0.0000                     05                00
                           O                 0.0000

9445483                    5.7500            117800.0000       100.0000
                           5.7500            117,800.00        ZZ
                           5.5000            564.46            1
                           11.7500           564.46            95
AUBURN           GA 30011  11.5000           07/30/04
0421048505                 0.0000            09/01/04          10
0421048505                 0.0000            08/01/34          30.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9448397                    5.7500            108000.0000       100.0000
                           5.7500            107,887.24        ZZ
                           5.5000            630.26            1
                           11.7500           630.26            80
ST. PAUL         MN 55117  11.5000           07/30/04
0438188286                 0.0000            09/01/04          00
11149011                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
Y41/G02                    3.0000            09/01/07          09/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9448923                    5.6250            585000.0000       100.0000
                           5.6250            585,000.00        ZZ
                           5.3750            2742.19           1
                           11.6250           2742.19           75
NIPOMO           CA 93444  11.3750           08/02/04
0421605841                 0.0000            09/01/04          00
0421605841                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9449355                    5.1250            371250.0000       100.0000
                           5.1250            371,250.00        ZZ
                           4.8750            1585.55           1
                           11.1250           1585.55           80
TRACY            CA 95377  10.8750           07/19/04
0438189532                 0.0000            09/01/04          00
10019525                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L49/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9450349                    6.3750            131100.0000       100.0000
                           6.3750            130,978.58        ZZ
                           6.1250            817.89            1
                           12.3750           817.89            79
JUSTICE          IL 60458  12.1250           07/09/04
0438205379                 3.2500            09/01/04          00
1000060707                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
624/G02                    3.0000            09/01/07          09/01/07
25                         4.3750            0.0000            0.0000
A                          8.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     05                00
                           N                 0.0000

9451159                    5.3750            674000.0000       100.0000
                           5.3750            674,000.00        ZZ
                           5.1250            3018.96           1
                           11.3750           3018.96           71
ROUND HILL       VA 22141  11.1250           07/22/04
0438190266                 0.0000            09/01/04          00
10104080                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
696/G02                    2.0000            09/01/07          09/01/07
25                         2.3750            0.0000            0.0000
A                          8.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9453275                    5.2500            650000.0000       100.0000
                           5.2500            649,254.43        ZZ
                           5.0000            3589.32           1
                           11.2500           3589.32           78
SOUTH SAN FRANC  CA 94080  11.0000           07/06/04
0438204315                 0.0000            09/01/04          00
10019329                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L49/G02                    2.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9453361                    5.1250            650000.0000       100.0000
                           5.1250            650,000.00        ZZ
                           4.8750            2776.04           1
                           11.1250           2776.04           75
CHULA VISTA      CA 91914  10.8750           07/26/04
0438200172                 0.0000            09/01/04          00
10019204                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L49/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9454799                    5.6250            356000.0000       100.0000
                           5.6250            356,000.00        ZZ
                           5.3750            1668.75           1
                           11.6250           1668.75           80
ENCINO AREA      CA 91316  11.3750           07/16/04
0438222978                 0.0000            09/01/04          00
95W1001575                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
808/G02                    3.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9454953                    6.3750            123300.0000       100.0000
                           6.3750            123,185.79        ZZ
                           6.1250            769.24            1
                           12.3750           769.24            90
ALLENTOWN        PA 18102  12.1250           07/22/04
0438196719                 6.3750            09/01/04          10
32022054                   6.1250            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
Q30/G02                    3.0000            09/01/07          09/01/07
45                         6.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9455041                    5.2500            650000.0000       100.0000
                           5.2500            650,000.00        ZZ
                           5.0000            2843.75           1
                           11.2500           2843.75           73
WHITTIER         CA 90603  11.0000           07/09/04
0438221483                 0.0000            09/01/04          00
9509688                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
808/G02                    3.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9455231                    5.3750            490700.0000       100.0000
                           5.3750            490,700.00        ZZ
                           5.1250            2197.93           1
                           10.3750           2197.93           80
RANCHO CUCAMONG  CA 91739  10.1250           07/26/04
0438204521                 0.0000            09/01/04          00
10018831                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L49/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9455947                    4.8750            115200.0000       100.0000
                           4.8750            115,200.00        ZZ
                           4.6250            468.00            1
                           10.8750           468.00            80
LARAMIE          WY 82070  10.6250           08/09/04
0421537549                 0.0000            10/01/04          00
0421537549                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          6.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9455961                    5.2500            549000.0000       100.0000
                           5.2500            549,000.00        ZZ
                           5.0000            2401.88           1
                           11.2500           2401.88           79
ALISO VIEJO      CA 92656  11.0000           08/03/04
0421542812                 0.0000            10/01/04          00
0421542812                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     29                00
                           O                 0.0000

9456107                    5.8750            121500.0000       100.0000
                           5.8750            121,500.00        ZZ
                           5.6250            718.72            2
                           11.8750           718.72            90
GOSHEN           IN 46567  11.6250           08/09/04
0420720484                 3.2500            10/01/04          10
0420720484                 3.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           N                 0.0000

9456597                    5.5000            211194.0000       100.0000
                           5.5000            211,194.00        T
                           5.2500            967.97            1
                           11.5000           967.97            90
LAS VEGAS        NV 89149  11.2500           07/15/04
0438220782                 0.0000            09/01/04          10
9335174                    0.0000            08/01/34          25.0000
0                          2.2500            08/01/07          08/01/07
808/G02                    2.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9456601                    5.5000            202900.0000       100.0000
                           5.5000            202,900.00        ZZ
                           5.2500            929.96            1
                           11.5000           929.96            90
LAS VEGAS        NV 89149  11.2500           07/14/04
0438222879                 0.0000            09/01/04          10
9334917                    0.0000            08/01/34          25.0000
0                          2.2500            08/01/07          08/01/07
808/G02                    2.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9459123                    6.0000            171000.0000       100.0000
                           6.0000            171,000.00        ZZ
                           5.7500            1025.23           1
                           12.0000           1025.23           95
LIVONIA          MI 48150  11.7500           08/10/04
0421483371                 0.0000            10/01/04          01
0421483371                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9459507                    5.7500            103500.0000       100.0000
                           5.7500            103,500.00        ZZ
                           5.5000            604.00            1
                           11.7500           604.00            90
MARION           VA 24354  11.5000           08/05/04
0421242777                 0.0000            10/01/04          10
0421242777                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9461723                    5.2500            435000.0000       100.0000
                           5.2500            435,000.00        ZZ
                           5.0000            1903.13           1
                           11.2500           1903.13           71
MURRIETA         CA 92562  11.0000           07/23/04
0438276016                 0.0000            09/01/04          00
W01767818                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
944/G02                    2.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9462523                    6.0000            211500.0000       100.0000
                           6.0000            211,500.00        ZZ
                           5.7500            1268.05           2
                           12.0000           1268.05           90
SEVIERVILLE      TN 37862  11.7500           08/11/04
0421493420                 0.0000            10/01/04          10
0421493420                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9462691                    6.3750            123120.0000       100.0000
                           6.3750            123,120.00        T
                           6.1250            768.11            1
                           12.3750           768.11            90
NASHVILLE        TN 37215  12.1250           08/11/04
0421602459                 0.0000            10/01/04          01
0421602459                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9464557                    5.1250            562500.0000       100.0000
                           5.1250            561,839.60        ZZ
                           4.8750            3062.74           1
                           11.1250           3062.74           75
BURIEN           WA 98166  10.8750           07/15/04
0438248353                 0.0000            09/01/04          00
W04051931                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
944/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9464631                    5.8750            83750.0000        100.0000
                           5.8750            83,750.00         ZZ
                           5.6250            495.41            1
                           11.8750           495.41            70
MORRISTOWN       MN 55052  11.6250           08/11/04
0438218166                 3.2500            10/01/04          00
0000040513                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
Q66/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     5                 0
0.0000                     05                00
                           N                 0.0000

9464793                    5.2500            358500.0000       100.0000
                           5.2500            358,088.79        ZZ
                           5.0000            1979.65           1
                           11.2500           1979.65           78
MOUNT PROSPECT   IL 60056  11.0000           07/28/04
0438217085                 3.2500            09/01/04          00
1000061179                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
624/G02                    3.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9464841                    5.1250            587000.0000       100.0000
                           5.1250            587,000.00        ZZ
                           4.8750            2506.98           1
                           11.1250           2506.98           74
AUBURN           CA 95603  10.8750           07/20/04
0438249393                 0.0000            09/01/04          00
W01768117                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
944/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9465659                    6.3750            104500.0000       100.0000
                           6.3750            104,500.00        T
                           6.1250            651.94            1
                           12.3750           651.94            74
DENVER           CO 80206  12.1250           08/12/04
0421610676                 0.0000            10/01/04          00
0421610676                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     08                00
                           O                 0.0000

9469560                    6.0000            168000.0000       100.0000
                           6.0000            168,000.00        ZZ
                           5.7500            840.00            1
                           12.0000           840.00            80
CLINTON          MD 20735  11.7500           07/16/04
0438115636                 0.0000            09/01/04          00
20204073                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9469935                    6.0000            112500.0000       100.0000
                           6.0000            112,500.00        ZZ
                           5.7500            562.50            1
                           12.0000           562.50            90
CHERRYVALE       KS 67335  11.7500           08/12/04
0421415258                 0.0000            10/01/04          10
0421415258                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9472334                    6.0000            259950.0000       100.0000
                           6.0000            259,691.22        ZZ
                           5.7500            1558.53           1
                           12.0000           1558.53           80
LEESBURG         VA 20176  11.7500           07/22/04
0438161309                 0.0000            09/01/04          00
25403272                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9472751                    5.1250            147200.0000       100.0000
                           5.1250            147,200.00        ZZ
                           4.8750            628.67            1
                           10.1250           628.67            80
FAIRFAX          VA 22031  9.8750            06/30/04
0438212771                 0.0000            08/01/04          00
21304075                   0.0000            07/01/34          0.0000
0                          1.8750            07/01/07          07/01/07
696/G02                    1.6250            08/01/07          08/01/07
45                         1.8750            0.0000            0.0000
A                          9.1250            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9473235                    5.5000            343920.0000       100.0000
                           5.5000            343,920.00        ZZ
                           5.2500            1576.30           1
                           11.5000           1576.30           80
PLAINFIELD       NJ 07060  11.2500           07/27/04
0421215013                 0.0000            09/01/04          00
0421215013                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9473289                    5.8750            132750.0000       100.0000
                           5.8750            132,750.00        ZZ
                           5.6250            785.27            1
                           11.8750           785.27            90
WEST UNION       SC 29696  11.6250           08/11/04
0421327149                 0.0000            10/01/04          04
0421327149                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9473501                    5.8750            196700.0000       100.0000
                           5.8750            196,700.00        ZZ
                           5.6250            1163.55           1
                           11.8750           1163.55           70
TROY             MI 48085  11.6250           08/16/04
0421507773                 0.0000            10/01/04          00
0421507773                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9473643                    5.6250            260000.0000       100.0000
                           5.6250            260,000.00        ZZ
                           5.3750            1218.75           1
                           11.6250           1218.75           80
SAN DIEGO        CA 92102  11.3750           08/10/04
0421577065                 0.0000            10/01/04          00
0421577065                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9473824                    6.0000            520000.0000       100.0000
                           6.0000            520,000.00        ZZ
                           5.7500            2600.00           1
                           12.0000           2600.00           80
ALEXANDRIA       VA 22302  11.7500           07/22/04
0438167041                 0.0000            09/01/04          00
40104304                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9474833                    5.6250            375000.0000       100.0000
                           5.6250            375,000.00        ZZ
                           5.3750            1757.81           1
                           11.6250           1757.81           80
STATEN ISLAND    NY 10304  11.3750           08/04/04
0438230005                 3.2500            10/01/04          00
32021071                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
Q30/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     1                 0
0.0000                     07                00
                           O                 0.0000

9476155                    5.7500            365750.0000       100.0000
                           5.7500            365,750.00        ZZ
                           5.5000            1752.55           1
                           11.7500           1752.55           95
OCEANSIDE        CA 92056  11.5000           08/11/04
0421759481                 0.0000            10/01/04          10
0421759481                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9476203                    5.3750            309000.0000       100.0000
                           5.3750            308,653.75        ZZ
                           5.1250            1730.31           1
                           11.3750           1730.31           75
MARATHON         FL 33050  11.1250           07/26/04
0438218679                 2.8750            09/01/04          00
24060641                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/07          08/01/07
W96/G02                    2.6250            09/01/07          09/01/07
25                         2.8750            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     5                 0
0.0000                     05                00
                           O                 0.0000

9476633                    5.8750            172000.0000       100.0000
                           5.8750            172,000.00        ZZ
                           5.6250            842.08            1
                           11.8750           842.08            79
WESMINISTER      CO 80021  11.6250           08/12/04
0421604059                 0.0000            10/01/04          00
0421604059                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9476719                    5.6250            456000.0000       100.0000
                           5.6250            456,000.00        ZZ
                           5.3750            2137.50           1
                           11.6250           2137.50           77
LITCHFIELD PARK  AZ 85340  11.3750           08/06/04
0421713744                 0.0000            10/01/04          00
0421713744                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9478691                    5.2500            92800.0000        100.0000
                           5.2500            92,800.00         ZZ
                           5.0000            512.45            1
                           11.2500           512.45            80
FARGO            ND 58103  11.0000           09/01/04
0438286247                 0.0000            10/01/04          00
1                          0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
962/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           N                 0.0000

9483903                    5.1250            360000.0000       100.0000
                           5.1250            360,000.00        ZZ
                           4.8750            1537.50           1
                           11.1250           1537.50           80
COSTA MESA       CA 92627  10.8750           08/11/04
0438279184                 0.0000            10/01/04          00
11407158                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
X05/G02                    2.0000            10/01/07          10/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9483955                    5.8750            436000.0000       100.0000
                           5.8750            436,000.00        ZZ
                           5.6250            2134.58           1
                           11.8750           2134.58           80
SAN JOSE         CA 95121  11.6250           08/03/04
0438278525                 2.2500            10/01/04          00
07407096                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
X05/G02                    2.0000            10/01/07          10/01/07
25                         2.2500            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.6250                     1                 0
0.0000                     05                00
                           O                 0.0000

9484240                    5.3750            347900.0000       100.0000
                           5.3750            347,900.00        ZZ
                           5.1250            1558.30           1
                           11.3750           1558.30           80
GAINESVILLE      VA 20155  11.1250           07/28/04
0438207177                 0.0000            09/01/04          00
25804062                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          8.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9485585                    5.8750            500000.0000       100.0000
                           5.8750            500,000.00        ZZ
                           5.6250            2957.69           1
                           11.8750           2957.69           77
WEST HARRISON    NY 10604  11.6250           08/19/04
0421274572                 0.0000            10/01/04          00
0421274572                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9485837                    6.0000            274550.0000       100.0000
                           6.0000            274,550.00        ZZ
                           5.7500            1646.07           1
                           12.0000           1646.07           95
STAUNTON         VA 24401  11.7500           08/19/04
0421706508                 0.0000            10/01/04          10
0421706508                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9487198                    5.3750            126400.0000       100.0000
                           5.3750            126,400.00        ZZ
                           5.1250            707.80            1
                           11.3750           707.80            80
AVONDALE         AZ 85323  11.1250           08/11/04
0438280026                 3.2500            10/01/04          00
10474302                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
967/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     1                 0
0.0000                     03                00
                           N                 0.0000

9493875                    6.2500            107000.0000       100.0000
                           6.2500            107,000.00        ZZ
                           6.0000            658.82            1
                           12.2500           658.82            85
EVANS            GA 30809  12.0000           08/16/04
0438298341                 3.2500            10/01/04          01
17940696                   3.0000            09/01/34          12.0000
0                          3.2500            09/01/07          09/01/07
T63/G02                    3.0000            10/01/07          10/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9493951                    5.2500            194250.0000       100.0000
                           5.2500            194,027.18        ZZ
                           5.0000            1072.66           1
                           11.2500           1072.66           80
DUBLIN           GA 31021  11.0000           08/06/04
0438279804                 2.2500            09/01/04          00
26501798                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L21/G02                    2.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9494231                    5.1250            119920.0000       100.0000
                           5.1250            119,920.00        ZZ
                           4.8750            512.16            1
                           11.1250           512.16            80
JACKSONVILLE     FL 32225  10.8750           08/16/04
0438278079                 2.2500            10/01/04          00
28501947                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
L21/G02                    2.0000            10/01/07          10/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     03                00
                           O                 0.0000

9494275                    5.0000            259200.0000       100.0000
                           5.0000            259,200.00        ZZ
                           4.7500            1080.00           1
                           11.0000           1080.00           80
PALM COAST       FL 32137  10.7500           08/18/04
0438279218                 2.2500            10/01/04          00
28501334                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
L21/G02                    2.0000            10/01/07          10/01/07
45                         3.0000            0.0000            0.0000
A                          7.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     01                00
                           O                 0.0000

9494321                    5.0000            97850.0000        100.0000
                           5.0000            97,850.00         ZZ
                           4.7500            525.28            1
                           11.0000           525.28            95
PEMBERTON        NJ 08068  10.7500           08/11/04
0438279002                 2.2500            10/01/04          14
28501740                   2.0000            09/01/34          30.0000
0                          2.2500            09/01/07          09/01/07
L21/G02                    2.0000            10/01/07          10/01/07
45                         3.0000            0.0000            0.0000
A                          7.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9494779                    5.3750            347000.0000       100.0000
                           5.3750            347,000.00        ZZ
                           5.1250            1943.10           1
                           11.3750           1943.10           75
GLENVIEW         IL 60025  11.1250           08/18/04
0421441338                 3.2500            10/01/04          00
0421441338                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     2                 0
0.0000                     05                00
                           O                 0.0000

9495089                    5.8750            214000.0000       100.0000
                           5.8750            214,000.00        ZZ
                           5.6250            1265.89           2
                           11.8750           1265.89           80
TACOMA           WA 98422  11.6250           08/13/04
0421643008                 0.0000            10/01/04          00
0421643008                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9495193                    5.2500            262400.0000       100.0000
                           5.2500            262,400.00        ZZ
                           5.0000            1148.00           1
                           11.2500           1148.00           80
CITRUS HEIGHTS   CA 95610  11.0000           08/16/04
0421718065                 0.0000            10/01/04          00
0421718065                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9498492                    5.0000            320000.0000       100.0000
                           5.0000            320,000.00        ZZ
                           4.7500            1333.33           1
                           11.0000           1333.33           80
HERNDON          VA 20171  10.7500           08/26/04
0438323545                 0.0000            10/01/04          00
21304096                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
696/G02                    2.0000            10/01/07          10/01/07
25                         2.2500            0.0000            0.0000
A                          8.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9500001                    5.7500            87200.0000        100.0000
                           5.7500            87,200.00         ZZ
                           5.5000            508.88            1
                           11.7500           508.88            80
WAKE FOREST      NC 27587  11.5000           08/24/04
0421643172                 0.0000            10/01/04          00
0421643172                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9500563                    5.5000            357000.0000       100.0000
                           5.5000            357,000.00        ZZ
                           5.2500            1636.25           1
                           11.5000           1636.25           79
TOLUCA LAKE ARE  CA 91602  11.2500           08/03/04
0438301335                 0.0000            10/01/04          00
9509848                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
808/G02                    2.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9500595                    5.6250            312000.0000       100.0000
                           5.6250            312,000.00        ZZ
                           5.3750            1462.50           1
                           11.6250           1462.50           80
RESEDA AREA      CA 91335  11.3750           08/02/04
0438283715                 0.0000            10/01/04          00
951001663                  0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
808/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9500795                    5.3750            380000.0000       100.0000
                           5.3750            380,000.00        ZZ
                           5.1250            1702.08           1
                           11.3750           1702.08           80
SAN DIEGO        CA 92120  11.1250           08/09/04
0438291775                 0.0000            10/01/04          00
9903941                    0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
808/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9503247                    5.2500            118500.0000       100.0000
                           5.2500            118,500.00        ZZ
                           5.0000            518.44            1
                           11.2500           518.44            64
DENVER           CO 80224  11.0000           08/25/04
0421801655                 0.0000            10/01/04          00
0421801655                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9503367                    5.7500            400000.0000       100.0000
                           5.7500            400,000.00        ZZ
                           5.5000            2334.29           1
                           11.7500           2334.29           77
ROCHESTER HILLS  MI 48309  11.5000           08/20/04
0421677584                 0.0000            10/01/04          00
0421677584                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     29                00
                           O                 0.0000

9503565                    5.3750            268000.0000       100.0000
                           5.3750            268,000.00        ZZ
                           5.1250            1200.42           1
                           11.3750           1200.42           79
ARLINGTON        VA 22204  11.1250           08/20/04
0421585050                 0.0000            10/01/04          00
0421585050                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9506393                    5.6250            381600.0000       100.0000
                           5.6250            381,600.00        ZZ
                           5.3750            1788.75           1
                           11.6250           1788.75           80
BAY POINT        CA 94565  11.3750           07/27/04
0438286007                 0.0000            09/01/04          00
242814                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506397                    5.6250            261600.0000       100.0000
                           5.6250            261,600.00        ZZ
                           5.3750            1226.25           1
                           11.6250           1226.25           80
MODESTO          CA 95355  11.3750           08/02/04
0438289183                 0.0000            10/01/04          00
243329                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506431                    5.6250            432000.0000       100.0000
                           5.6250            432,000.00        ZZ
                           5.3750            2025.00           1
                           11.6250           2025.00           80
LAS VEGAS        NV 89148  11.3750           07/29/04
0438285900                 0.0000            09/01/04          00
242192                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9506441                    5.8750            296000.0000       100.0000
                           5.8750            296,000.00        ZZ
                           5.6250            1449.17           1
                           11.8750           1449.17           80
SCOTTSDALE       AZ 85254  11.6250           08/02/04
0438291890                 0.0000            10/01/04          00
240047                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.7850            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9506443                    5.8750            368000.0000       100.0000
                           5.8750            368,000.00        ZZ
                           5.6250            1801.67           1
                           11.8750           1801.67           80
TRACY            CA 95377  11.6250           08/03/04
0438286072                 0.0000            10/01/04          00
240804                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506447                    6.0000            375200.0000       100.0000
                           6.0000            375,200.00        ZZ
                           5.7500            1876.00           1
                           12.0000           1876.00           80
SAN DIEGO        CA 92173  11.7500           08/06/04
0438286163                 0.0000            10/01/04          00
241056                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506805                    5.5000            372000.0000       100.0000
                           5.5000            372,000.00        ZZ
                           5.2500            2112.18           1
                           11.5000           2112.18           89
PAWLING          NY 12564  11.2500           08/20/04
0438285413                 0.0000            10/01/04          01
2004576585                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
H76/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507757                    5.3750            197600.0000       100.0000
                           5.3750            197,600.00        ZZ
                           5.1250            885.08            1
                           11.3750           885.08            95
RANCHO CORDOVA   CA 95670  11.1250           07/23/04
0438299364                 0.0000            09/01/04          11
1120413                    0.0000            08/01/34          30.0000
0                          2.2500            08/01/07          08/01/07
T44/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507759                    5.8750            132000.0000       100.0000
                           5.8750            132,000.00        ZZ
                           5.6250            780.83            1
                           11.8750           780.83            80
FRESNO           CA 93727  11.6250           08/09/04
0438289456                 0.0000            10/01/04          00
0000244060                 0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507833                    5.7500            188800.0000       100.0000
                           5.7500            188,800.00        ZZ
                           5.5000            904.67            1
                           11.7500           904.67            80
CARMICHAEL       CA 95608  11.5000           07/28/04
0438291882                 0.0000            09/01/04          00
241842                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9507933                    5.2500            580000.0000       100.0000
                           5.2500            580,000.00        ZZ
                           5.0000            2537.50           1
                           11.2500           2537.50           80
SAN MARCOS       CA 92078  11.0000           08/06/04
0438290694                 0.0000            10/01/04          00
242045                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507941                    5.7500            566650.0000       100.0000
                           5.7500            566,650.00        ZZ
                           5.5000            2715.20           1
                           11.7500           2715.20           80
SAN MARCOS       CA 92069  11.5000           08/03/04
0438289696                 0.0000            10/01/04          00
242384                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507953                    5.1250            440000.0000       100.0000
                           5.1250            440,000.00        ZZ
                           4.8750            1879.17           1
                           11.1250           1879.17           79
SAN JOSE         CA 95134  10.8750           07/28/04
0438292088                 0.0000            09/01/04          00
238506                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9507961                    5.8750            100000.0000       100.0000
                           5.8750            100,000.00        ZZ
                           5.6250            489.58            1
                           11.8750           489.58            61
PHOENIX          AZ 85014  11.6250           08/04/04
0438292765                 0.0000            10/01/04          00
239682                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507969                    5.7500            244000.0000       100.0000
                           5.7500            244,000.00        ZZ
                           5.5000            1423.92           1
                           11.7500           1423.92           80
FREMONT          CA 94536  11.5000           08/02/04
0438292948                 0.0000            10/01/04          00
242525                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9508023                    5.0000            292000.0000       100.0000
                           5.0000            291,649.15        ZZ
                           4.7500            1567.52           1
                           11.0000           1567.52           73
SACRAMENTO       CA 95835  10.7500           07/23/04
0438289878                 0.0000            09/01/04          00
238954                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.0000            0.0000            0.0000
A                          7.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9508615                    4.8750            320000.0000       100.0000
                           4.8750            320,000.00        ZZ
                           4.6250            1300.00           1
                           10.8750           1300.00           72
LAFAYETTE        NJ 07848  10.6250           08/27/04
0421704974                 0.0000            10/01/04          00
0421704974                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          6.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508719                    5.3750            364000.0000       100.0000
                           5.3750            364,000.00        ZZ
                           5.1250            2038.30           1
                           11.3750           2038.30           80
STERLING HEIGHT  MI 48314  11.1250           08/23/04
0421765744                 0.0000            10/01/04          00
0421765744                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514135                    5.3750            272000.0000       100.0000
                           5.3750            272,000.00        ZZ
                           5.1250            1523.12           1
                           11.3750           1523.12           71
CARSON CITY      NV 89703  11.1250           08/23/04
0421817594                 0.0000            10/01/04          00
0421817594                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514563                    5.2500            107950.0000       100.0000
                           5.2500            107,950.00        ZZ
                           5.0000            596.10            1
                           11.2500           596.10            90
RIVERVIEW        FL 33569  11.0000           08/30/04
0421685355                 0.0000            10/01/04          10
0421685355                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9514923                    5.8750            114950.0000       100.0000
                           5.8750            114,950.00        ZZ
                           5.6250            679.97            1
                           11.8750           679.97            95
PORTSMOUTH       VA 23703  11.6250           08/25/04
0421672114                 0.0000            10/01/04          04
0421672114                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9515261                    5.7500            260000.0000       100.0000
                           5.7500            260,000.00        ZZ
                           5.5000            1245.83           1
                           11.7500           1245.83           80
ABERDEEN         NJ 07735  11.5000           08/25/04
0421412156                 0.0000            10/01/04          00
0421412156                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9520129                    5.8750            83400.0000        100.0000
                           5.8750            83,400.00         ZZ
                           5.6250            493.34            1
                           11.8750           493.34            76
RICHMOND         VA 23231  11.6250           08/25/04
0421588062                 0.0000            10/01/04          00
0421588062                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9520829                    6.1250            81600.0000        100.0000
                           6.1250            81,600.00         ZZ
                           5.8750            416.50            1
                           12.1250           416.50            80
NAMPA            ID 83687  11.8750           08/16/04
0421657552                 0.0000            10/01/04          00
0421657552                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9527835                    5.7500            278400.0000       100.0000
                           5.7500            278,400.00        T
                           5.5000            1624.67           1
                           11.7500           1624.67           80
SANTA FE         NM 87505  11.5000           08/27/04
0421706276                 0.0000            10/01/04          00
0421706276                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9538387                    5.3750            124000.0000       100.0000
                           5.3750            124,000.00        ZZ
                           5.1250            555.42            1
                           11.3750           555.42            80
GLADWIN          MI 48624  11.1250           08/30/04
0421695016                 0.0000            10/01/04          00
0421695016                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9538659                    5.5000            374000.0000       100.0000
                           5.5000            374,000.00        ZZ
                           5.2500            1714.17           1
                           11.5000           1714.17           85
STERLING         VA 20164  11.2500           09/03/04
0421912676                 0.0000            10/01/04          04
0421912676                 0.0000            09/01/34          12.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9539233                    5.3750            392000.0000       100.0000
                           5.3750            392,000.00        TX
                           5.1250            2195.09           1
                           11.3750           2195.09           47
DALLAS           TX 75229  11.1250           08/12/04
0438339541                 0.0000            10/01/04          00
1400000545                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
758/G02                    3.0000            10/01/07          10/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9539403                    5.7500            384000.0000       100.0000
                           5.7500            384,000.00        ZZ
                           5.5000            2240.92           1
                           11.7500           2240.92           80
WHITEHOUSE STAT  NJ 08889  11.5000           08/18/04
0438304701                 3.2500            10/01/04          00
32022698                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
Q30/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     5                 0
0.0000                     05                00
                           O                 0.0000

9545235                    5.5000            96700.0000        100.0000
                           5.5000            96,700.00         ZZ
                           5.2500            549.05            1
                           11.5000           549.05            78
MOUNT WASHINGTO  KY 40047  11.2500           09/02/04
0421658212                 0.0000            10/01/04          00
0421658212                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9550429                    5.2500            373600.0000       100.0000
                           5.2500            373,600.00        ZZ
                           5.0000            2063.03           1
                           11.2500           2063.03           80
LOMITA           CA 90717  11.0000           08/30/04
0421847534                 0.0000            10/01/04          00
0421847534                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

Total Number of Loans:     132

Total Original Balance:    37,785,012.00

Total Principal Balance:   37,773,790.35

Total Original P+I:        190,750.45

Total Current P+I:         190,750.45

Arm Rate Passthru
Loan Number                   Sub Serv Fee                  RFC Net Ceiling
Principal Bal                 Mstr Serv Fee                 Max Net Mort Rate
Curr Note Rate                Alloc Exp                     Max Post Strip Rate
RFC Net Rate                  Misc Exp                      Int Rate Margin
Investor Rate                 Spread                        PostStrip Margin
Post Strip Rate               Strip
9060159                       0.2500                        11.8750
167980.00                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9091041                       0.2500                        12.5000
468800.00                     0.0500                        12.4500
6.7500                        0.0000                        12.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9098965                       0.2500                        11.2500
447466.67                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9144127                       0.2500                        12.1250
125765.98                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9144183                       0.2500                        11.8750
430000.00                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9144315                       0.2500                        11.2500
366000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9144357                       0.2500                        11.8750
551248.67                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9148815                       0.2500                        11.7500
247000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9149015                       0.2500                        11.6250
367474.69                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149043                       0.2500                        12.0000
112000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9149057                       0.2500                        11.6250
400000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149061                       0.2500                        11.6250
635000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149067                       0.2500                        11.0000
445000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9149071                       0.2500                        11.5000
359246.46                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149079                       0.2500                        11.5000
232638.49                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149127                       0.2500                        11.5000
224800.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149131                       0.2500                        11.6250
63000.00                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149143                       0.2500                        12.1250
107900.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9149145                       0.2500                        10.6250
332566.78                     0.0500                        10.5750
4.8750                        0.0000                        10.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9149161                       0.2500                        12.0000
158947.01                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9154019                       0.2500                        12.0000
108692.80                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9155919                       0.2500                        12.0000
283459.65                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9156831                       0.2500                        12.0000
223572.81                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9160561                       0.2500                        11.5000
233200.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9162321                       0.2500                        12.2500
127884.28                     0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9164403                       0.2500                        12.0000
372689.56                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9167235                       0.2500                        12.1250
365250.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9168215                       0.2500                        10.2500
134563.62                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9220393                       0.2500                        11.5000
287370.16                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9238611                       0.2500                        12.0000
111094.49                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9243233                       0.2500                        11.2500
68325.13                      0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9247369                       0.2500                        11.1250
415981.32                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9435777                       0.2500                        12.0000
102602.56                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9435931                       0.2500                        11.0000
358400.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9438303                       0.2500                        11.6250
250144.71                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9438305                       0.2500                        11.6250
251743.07                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9440433                       0.2500                        11.1250
337221.71                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9445483                       0.2500                        11.5000
117800.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9448397                       0.2500                        11.5000
107887.24                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9448923                       0.2500                        11.3750
585000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9449355                       0.2500                        10.8750
371250.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9450349                       0.2500                        12.1250
130978.58                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9451159                       0.2500                        11.1250
674000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9453275                       0.2500                        11.0000
649254.43                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9453361                       0.2500                        10.8750
650000.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9454799                       0.2500                        11.3750
356000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9454953                       0.2500                        12.1250
123185.79                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9455041                       0.2500                        11.0000
650000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9455231                       0.2500                        10.1250
490700.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9455947                       0.2500                        10.6250
115200.00                     0.0500                        10.5750
4.8750                        0.0000                        10.5750
4.6250                        0.0000                        2.9500
4.5750                        0.0000                        2.9500
4.5750                        0.0000

9455961                       0.2500                        11.0000
549000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9456107                       0.2500                        11.6250
121500.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9456597                       0.2500                        11.2500
211194.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9456601                       0.2500                        11.2500
202900.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9459123                       0.2500                        11.7500
171000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9459507                       0.2500                        11.5000
103500.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9461723                       0.2500                        11.0000
435000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9462523                       0.2500                        11.7500
211500.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9462691                       0.2500                        12.1250
123120.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9464557                       0.2500                        10.8750
561839.60                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9464631                       0.2500                        11.6250
83750.00                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9464793                       0.2500                        11.0000
358088.79                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9464841                       0.2500                        10.8750
587000.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9465659                       0.2500                        12.1250
104500.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9469560                       0.2500                        11.7500
168000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9469935                       0.2500                        11.7500
112500.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9472334                       0.2500                        11.7500
259691.22                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9472751                       0.2500                        9.8750
147200.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.5750
4.8250                        0.0000                        1.5750
4.8250                        0.0000

9473235                       0.2500                        11.2500
343920.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9473289                       0.2500                        11.6250
132750.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9473501                       0.2500                        11.6250
196700.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9473643                       0.2500                        11.3750
260000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9473824                       0.2500                        11.7500
520000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9474833                       0.2500                        11.3750
375000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476155                       0.2500                        11.5000
365750.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9476203                       0.2500                        11.1250
308653.75                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.5750
5.0750                        0.0000                        2.5750
5.0750                        0.0000

9476633                       0.2500                        11.6250
172000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9476719                       0.2500                        11.3750
456000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9478691                       0.2500                        11.0000
92800.00                      0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9483903                       0.2500                        10.8750
360000.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9483955                       0.2500                        11.6250
436000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9484240                       0.2500                        11.1250
347900.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9485585                       0.2500                        11.6250
500000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9485837                       0.2500                        11.7500
274550.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9487198                       0.2500                        11.1250
126400.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9493875                       0.2500                        12.0000
107000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9493951                       0.2500                        11.0000
194027.18                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9494231                       0.2500                        10.8750
119920.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9494275                       0.2500                        10.7500
259200.00                     0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9494321                       0.2500                        10.7500
97850.00                      0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9494779                       0.2500                        11.1250
347000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9495089                       0.2500                        11.6250
214000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9495193                       0.2500                        11.0000
262400.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9498492                       0.2500                        10.7500
320000.00                     0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9500001                       0.2500                        11.5000
87200.00                      0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9500563                       0.2500                        11.2500
357000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9500595                       0.2500                        11.3750
312000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9500795                       0.2500                        11.1250
380000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9503247                       0.2500                        11.0000
118500.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9503367                       0.2500                        11.5000
400000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9503565                       0.2500                        11.1250
268000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9506393                       0.2500                        11.3750
381600.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9506397                       0.2500                        11.3750
261600.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9506431                       0.2500                        11.3750
432000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9506441                       0.2500                        11.6250
296000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9506443                       0.2500                        11.6250
368000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9506447                       0.2500                        11.7500
375200.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9506805                       0.2500                        11.2500
372000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9507757                       0.2500                        11.1250
197600.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9507759                       0.2500                        11.6250
132000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507833                       0.2500                        11.5000
188800.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507933                       0.2500                        11.0000
580000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9507941                       0.2500                        11.5000
566650.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507953                       0.2500                        10.8750
440000.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9507961                       0.2500                        11.6250
100000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507969                       0.2500                        11.5000
244000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9508023                       0.2500                        10.7500
291649.15                     0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9508615                       0.2500                        10.6250
320000.00                     0.0500                        10.5750
4.8750                        0.0000                        10.5750
4.6250                        0.0000                        2.9500
4.5750                        0.0000                        2.9500
4.5750                        0.0000

9508719                       0.2500                        11.1250
364000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9514135                       0.2500                        11.1250
272000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9514563                       0.2500                        11.0000
107950.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9514923                       0.2500                        11.6250
114950.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9515261                       0.2500                        11.5000
260000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9520129                       0.2500                        11.6250
83400.00                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9520829                       0.2500                        11.8750
81600.00                      0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9527835                       0.2500                        11.5000
278400.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9538387                       0.2500                        11.1250
124000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9538659                       0.2500                        11.2500
374000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9539233                       0.2500                        11.1250
392000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9539403                       0.2500                        11.5000
384000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9545235                       0.2500                        11.2500
96700.00                      0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9550429                       0.2500                        11.0000
373600.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

Total Number of Loans:        132

Total Original Balance:       37,785,012.00

Total Principal Balance:      37,773,790.35

Total Original P+I:           190,750.45

Total Current P+I:            190,750.45

Non Fixed Rate Loan
Loan Number                Orig Rate         Original Bal      Max Neg Amort
                           Curr Rate         Principal Bal     Loan Feature
                           Net Curr          Original PI       # of Units
                           Note Ceiling      Current PI        LTV
City             State Zip Net Ceiling       Note Date
Servicer Loan #            Note Floor        First Pay Date    MI Co Code
Seller Loan #              Net Floor         Maturity Date     MI Coverage
Investor Loan #            Gross Margin      1st IntChgDate    Nxt IntChgDate
S/S Code                   Net Margin        1st PmtChgDate    Nxt PmtChgDate
Int Chg Prior Day          1st Yr Floor      Pmt Cap Incr      Pmt Cap Decr
Payment Type               1st Yr Ceil       Int Chg Freq Mos  Pmt Chg Freq Mos
Orig Term                  Adj Index         Period Incr       Period Decr
Note Life Incr             Note Round Type   Note Round Mth    Note Round Fctr
Net Life Incr              Net Round Type    Net Round Mth     Net Round Fctr
Note Life Decr             Loan Purp         Convert Code      Convert Prd From
Net Life Decr              Prop Type         Convert Index     Convert Prd To
                           Occup Code        Convert Margin
8929780                    5.2500            452700.0000       100.0000
                           5.2500            452,700.00        ZZ
                           5.0000            1980.56           1
                           10.2500           1980.56           80
ANNANDALE        VA 22003  10.0000           12/01/03
0437065923                 0.0000            01/01/04          00
25003233                   0.0000            12/01/33          0.0000
0                          2.2500            12/01/08          12/01/08
696/G01                    2.0000            01/01/09          01/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9051149                    5.6250            335850.0000       100.0000
                           5.6250            335,850.00        ZZ
                           5.3750            1574.30           1
                           10.6250           1574.30           90
LORTON           VA 22079  10.3750           05/07/04
0437913437                 0.0000            07/01/04          12
30104050                   0.0000            06/01/34          25.0000
0                          2.2500            06/01/09          06/01/09
696/G01                    2.0000            07/01/09          07/01/09
25                         2.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9069773                    5.6250            333000.0000       100.0000
                           5.6250            333,000.00        ZZ
                           5.3750            1560.94           1
                           10.6250           1560.94           90
BURKE            VA 22015  10.3750           05/12/04
0438001109                 0.0000            07/01/04          12
24504174                   0.0000            06/01/34          25.0000
0                          2.2500            06/01/09          06/01/09
696/G01                    2.0000            07/01/09          07/01/09
25                         2.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9098881                    5.0000            130000.0000       100.0000
                           5.0000            129,529.44        ZZ
                           4.7500            697.87            1
                           11.0000           697.87            56
EL CAJON         CA 92020  10.7500           06/02/04
0437965452                 2.2500            07/01/04          00
014050131                  2.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
X05/G02                    2.0000            07/01/09          07/01/09
25                         2.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     2                 0
0.0000                     01                00
                           N                 0.0000

9098971                    4.8750            134000.0000       100.0000
                           4.8750            134,000.00        ZZ
                           4.6250            544.38            1
                           9.8750            544.38            79
INDIO            CA 92201  9.6250            05/11/04
0437968282                 0.0000            07/01/04          00
11404193                   0.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
X05/G02                    2.0000            07/01/09          07/01/09
45                         2.2500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9098973                    5.5000            264000.0000       100.0000
                           5.5000            263,711.04        ZZ
                           5.2500            1210.00           1
                           11.5000           1210.00           63
SAN DIEGO        CA 92113  11.2500           05/21/04
0437970460                 2.2500            07/01/04          00
014050099                  2.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
X05/G02                    2.0000            07/01/09          07/01/09
25                         2.2500            0.0000            0.0000
A                          11.5000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9126291                    5.8750            85125.0000        100.0000
                           5.8750            85,125.00         ZZ
                           5.6250            416.76            1
                           10.8750           416.76            75
TAMPA            FL 33604  10.6250           06/11/04
0438057606                 0.0000            08/01/04          00
2307197                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
196/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9126299                    5.6250            153800.0000       100.0000
                           5.6250            153,800.00        ZZ
                           5.3750            720.94            1
                           10.6250           720.94            79
SACRAMENTO       CA 95841  10.3750           06/04/04
0438054785                 0.0000            08/01/04          00
2304974                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
196/G01                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     09                00
                           O                 0.0000

9126415                    4.8750            428000.0000       100.0000
                           4.8750            422,928.64        T
                           4.6250            2265.02           1
                           9.8750            2265.02           80
SAN DIEGO        CA 92108  9.6250            05/12/04
0438053563                 0.0000            07/01/04          00
1748692                    0.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
196/G01                    2.0000            07/01/09          07/01/09
45                         2.2500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9143975                    6.2500            148800.0000       100.0000
                           6.2500            148,516.88        ZZ
                           6.0000            916.19            1
                           11.2500           916.19            80
PALM DESERT      CA 92211  11.0000           06/14/04
0420883647                 0.0000            08/01/04          00
0420883647                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9144173                    7.0000            365000.0000       100.0000
                           7.0000            365,000.00        ZZ
                           6.7500            2129.17           1
                           12.0000           2129.17           79
ATLANTA          GA 30307  11.7500           06/01/04
3322245                    0.0000            07/01/04          00
3322245                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          12.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144191                    6.7500            340000.0000       100.0000
                           6.7500            339,999.74        ZZ
                           6.5000            1912.50           1
                           11.7500           1912.50           75
GARDEN GROVE     CA 92841  11.5000           06/09/04
3349533                    0.0000            08/01/04          00
3349533                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144243                    5.6250            265000.0000       100.0000
                           5.6250            264,432.07        ZZ
                           5.3750            1525.49           1
                           10.6250           1525.49           52
AFTON            MN 55001  10.3750           06/01/04
3361556                    0.0000            08/01/04          00
3361556                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9144249                    5.3750            270000.0000       100.0000
                           5.3750            270,000.00        ZZ
                           5.1250            1209.38           1
                           10.3750           1209.38           60
PHOENIX          AZ 85041  10.1250           06/04/04
3311773                    0.0000            08/01/04          00
3311773                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9144273                    5.7500            604000.0000       100.0000
                           5.7500            604,000.00        ZZ
                           5.5000            2894.17           1
                           10.7500           2894.17           80
BEND             OR 97701  10.5000           06/07/04
3365709                    0.0000            08/01/04          00
3365709                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144277                    5.6250            379050.0000       100.0000
                           5.6250            379,050.00        ZZ
                           5.3750            1776.80           1
                           10.6250           1776.80           75
ROSEVILLE        CA 95747  10.3750           06/02/04
2926754                    0.0000            08/01/04          00
2926754                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144281                    5.7500            268000.0000       100.0000
                           5.7500            268,000.00        ZZ
                           5.5000            1284.17           1
                           10.7500           1284.17           80
SANTA CRUZ       CA 95062  10.5000           05/25/04
3324786                    0.0000            08/01/04          00
3324786                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9144303                    6.1250            143200.0000       100.0000
                           6.1250            142,780.32        ZZ
                           5.8750            870.10            1
                           11.1250           870.10            80
SOMERVILLE       MA 02145  10.8750           05/28/04
3190043                    0.0000            07/01/04          00
3190043                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9144321                    6.2500            162400.0000       100.0000
                           6.2500            161,935.29        ZZ
                           6.0000            999.93            1
                           11.2500           999.93            80
ANNANDALE        VA 22003  11.0000           06/03/04
3308868                    0.0000            07/01/04          00
3308868                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9144325                    5.3750            272390.0000       100.0000
                           5.3750            271,470.20        ZZ
                           5.1250            1525.31           1
                           10.3750           1525.31           61
NEW PORT RICHEY  FL 34652  10.1250           05/26/04
3319427                    0.0000            07/01/04          00
3319427                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144329                    5.5000            195000.0000       100.0000
                           5.5000            195,000.00        ZZ
                           5.2500            893.75            1
                           10.5000           893.75            75
KINGSTON         WA 98346  10.2500           06/07/04
3372431                    0.0000            08/01/04          00
3372431                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9144333                    5.7500            360000.0000       100.0000
                           5.7500            359,246.46        ZZ
                           5.5000            2100.87           1
                           10.7500           2100.87           80
CORONA           CA 92883  10.5000           06/04/04
3332794                    0.0000            08/01/04          00
3332794                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144337                    5.5000            132000.0000       100.0000
                           5.5000            131,564.54        ZZ
                           5.2500            749.49            1
                           10.5000           749.49            80
WINTER SPRINGS   FL 32708  10.2500           05/25/04
3311972                    0.0000            07/01/04          00
3311972                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9150855                    6.2500            130500.0000       100.0000
                           6.2500            130,251.71        ZZ
                           6.0000            803.51            4
                           11.2500           803.51            90
OOLTEWAH         TN 37363  11.0000           06/11/04
0438051054                 3.2500            08/01/04          11
100058337                  3.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
624/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9151403                    6.3750            127300.0000       100.0000
                           6.3750            127,063.55        ZZ
                           6.1250            794.19            1
                           11.3750           794.19            95
ELLISVILLE       MS 39437  11.1250           06/28/04
0421028606                 0.0000            08/01/04          01
0421028606                 0.0000            07/01/34          30.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9156379                    6.3750            157500.0000       100.0000
                           6.3750            157,151.77        ZZ
                           6.1250            982.60            1
                           11.3750           982.60            90
RENSSELAER       IN 47978  11.1250           06/30/04
0421148297                 0.0000            08/01/04          04
0421148297                 0.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9157123                    6.2500            146700.0000       100.0000
                           6.2500            146,420.88        ZZ
                           6.0000            903.26            4
                           11.2500           903.26            90
DALLAS           TX 75227  11.0000           06/30/04
0421305723                 0.0000            08/01/04          04
0421305723                 0.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9160259                    5.7500            436000.0000       100.0000
                           5.7500            435,087.40        ZZ
                           5.5000            2544.38           1
                           10.7500           2544.38           80
FAIRFIELD        CA 94534  10.5000           06/10/04
0438095895                 0.0000            08/01/04          00
W03050059                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9163889                    6.7500            150840.0000       100.0000
                           6.7500            150,579.52        ZZ
                           6.5000            978.35            1
                           11.7500           978.35            90
MAPLEWOOD        MN 55109  11.5000           06/29/04
0438094880                 3.2500            08/01/04          10
9547412230                 3.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
X81/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     1                 0
0.0000                     05                00
                           N                 0.0000

9168767                    6.7500            109250.0000       100.0000
                           6.7500            109,061.35        ZZ
                           6.5000            708.59            1
                           11.7500           708.59            95
ROCK HILL        SC 29730  11.5000           07/01/04
0421055583                 0.0000            08/01/04          10
0421055583                 0.0000            07/01/34          30.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9195735                    5.2500            257200.0000       100.0000
                           5.2500            256,608.67        ZZ
                           5.0000            1420.27           1
                           10.2500           1420.27           80
EAST MOLINE      IL 61244  10.0000           06/25/04
0438151912                 0.0000            08/01/04          00
W01761267                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9195737                    5.8750            232000.0000       100.0000
                           5.8750            231,999.99        ZZ
                           5.6250            1135.84           1
                           10.8750           1135.84           80
SAN DIEGO        CA 92108  10.6250           06/28/04
0438151821                 0.0000            08/01/04          00
W02047933                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9200451                    5.6250            376000.0000       100.0000
                           5.6250            376,000.00        ZZ
                           5.3750            1762.50           1
                           10.6250           1762.50           80
SAN DIEGO        CA 92127  10.3750           06/07/04
0438107989                 0.0000            08/01/04          00
W01763122                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G01                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9200801                    6.7500            140000.0000       100.0000
                           6.7500            139,758.24        ZZ
                           6.5000            908.04            1
                           11.7500           908.04            80
ST LOUIS PARK    MN 55426  11.5000           07/01/04
0438149288                 3.2500            08/01/04          00
991955                     3.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
X94/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     1                 0
0.0000                     05                00
                           N                 0.0000

9201391                    6.1250            83250.0000        100.0000
                           6.1250            83,250.00         ZZ
                           5.8750            424.92            1
                           11.1250           424.92            90
WINTER SPRINGS   FL 32708  10.8750           07/15/04
0421258229                 0.0000            09/01/04          10
0421258229                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9204691                    5.8750            561000.0000       100.0000
                           5.8750            560,999.99        ZZ
                           5.6250            2746.57           1
                           10.8750           2746.57           69
LAGUNA NIGUEL    CA 92677  10.6250           06/24/04
0438126799                 0.0000            08/01/04          00
W01766024                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9206864                    4.8750            160000.0000       100.0000
                           4.8750            159,008.32        ZZ
                           4.6250            846.73            1
                           9.8750            846.73            80
PORTLAND         OR 97206  9.6250            03/12/04
0420042806                 0.0000            05/01/04          00
0420042806                 0.0000            04/01/34          0.0000
0                          3.2500            04/01/09          04/01/09
E22/G02                    3.0000            05/01/09          05/01/09
45                         3.2500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9207147                    5.8750            368000.0000       100.0000
                           5.8750            367,247.78        ZZ
                           5.6250            2176.86           1
                           10.8750           2176.86           80
DUBLIN           CA 94568  10.6250           06/17/04
0438126419                 0.0000            08/01/04          00
W04053368                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9214053                    5.6250            228000.0000       100.0000
                           5.6250            227,756.25        ZZ
                           5.3750            1312.50           1
                           10.6250           1312.50           80
TOMS RIVER       NJ 08753  10.3750           07/12/04
0421297730                 0.0000            09/01/04          00
0421297730                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9214653                    5.8750            384000.0000       100.0000
                           5.8750            383,900.00        ZZ
                           5.6250            1880.00           1
                           10.8750           1880.00           80
VENTURA          CA 93001  10.6250           06/30/04
0438121980                 0.0000            08/01/04          00
9509671                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
808/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9214821                    5.8750            288000.0000       100.0000
                           5.8750            287,411.30        ZZ
                           5.6250            1703.63           2
                           10.8750           1703.63           80
LOS ANGELES      CA 90008  10.6250           06/21/04
0438122210                 0.0000            08/01/04          00
9509706                    0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
808/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9216245                    6.0000            192000.0000       100.0000
                           6.0000            191,616.76        ZZ
                           5.7500            1151.14           1
                           11.0000           1151.14           80
LAS VEGAS        NV 89121  10.7500           06/22/04
0438122442                 0.0000            08/01/04          00
9509619                    0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
808/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9216335                    6.0000            535000.0000       100.0000
                           6.0000            535,000.00        ZZ
                           5.7500            2675.00           1
                           11.0000           2675.00           79
THOUSAND OAKS    CA 91362  10.7500           07/02/04
0438162240                 0.0000            09/01/04          00
9509720                    0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
808/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9216695                    6.0000            440000.0000       100.0000
                           6.0000            440,000.00        ZZ
                           5.7500            2200.00           1
                           11.0000           2200.00           80
SIMI VALLEY      CA 93065  10.7500           06/30/04
0438122038                 0.0000            08/01/04          00
9509646                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
808/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.2500            2.2500
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9220779                    5.5000            403250.0000       100.0000
                           5.5000            403,250.00        ZZ
                           5.2500            1848.23           1
                           10.5000           1848.23           80
FAIRFIELD        CA 94534  10.2500           06/14/04
0438161812                 0.0000            08/01/04          00
W04052678                  0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
944/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9223191                    5.6250            480000.0000       100.0000
                           5.6250            480,000.00        ZZ
                           5.3750            2250.00           2
                           10.6250           2250.00           80
SAN DIEGO        CA 92107  10.3750           06/23/04
0438129538                 0.0000            08/01/04          00
9903399                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
808/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9223265                    6.1250            410000.0000       100.0000
                           6.1250            410,000.00        ZZ
                           5.8750            2092.71           1
                           11.1250           2092.71           72
VAN NUYS AREA    CA 91411  10.8750           06/18/04
0438131575                 0.0000            08/01/04          00
95W1001310                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
808/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9223707                    5.7500            1000000.0000      100.0000
                           5.7500            1,000,000.00      ZZ
                           5.5000            4791.67           1
                           10.7500           4791.67           77
LAS VEGAS        NV 89107  10.5000           06/25/04
0438131088                 0.0000            08/01/04          00
9903625                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
808/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9225131                    6.2500            195700.0000       100.0000
                           6.2500            195,327.65        ZZ
                           6.0000            1204.96           1
                           12.2500           1204.96           95
KISSIMMEE        FL 34746  12.0000           06/10/04
0438123556                 2.8750            08/01/04          11
24050148                   2.6250            07/01/34          35.0000
0                          2.8750            07/01/09          07/01/09
W96/G02                    2.6250            08/01/09          08/01/09
25                         2.8750            0.0000            0.0000
A                          12.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     03                00
                           O                 0.0000

9228561                    5.5000            440000.0000       100.0000
                           5.5000            440,000.00        ZZ
                           5.2500            2016.67           1
                           10.5000           2016.67           80
SANTA MONICA     CA 90404  10.2500           07/02/04
0438177255                 0.0000            09/01/04          00
93505729                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9228567                    5.3750            439200.0000       100.0000
                           5.3750            438,213.52        ZZ
                           5.1250            2459.39           1
                           10.3750           2459.39           80
LOS ANGELES      CA 90024  10.1250           07/02/04
0438178956                 0.0000            09/01/04          00
93505795                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228575                    5.8750            333700.0000       100.0000
                           5.8750            333,700.00        ZZ
                           5.6250            1633.74           1
                           10.8750           1633.74           56
YORBA LINDA      CA 92886  10.6250           07/01/04
0438176554                 0.0000            09/01/04          00
93505855                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228579                    5.6250            575000.0000       100.0000
                           5.6250            575,000.00        ZZ
                           5.3750            2695.31           1
                           10.6250           2695.31           68
CULVER CITY      CA 90232  10.3750           07/01/04
0438179970                 0.0000            09/01/04          00
93505892                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228613                    5.3750            439200.0000       100.0000
                           5.3750            439,200.00        ZZ
                           5.1250            1967.25           1
                           10.3750           1967.25           80
NEW YORK         NY 10003  10.1250           07/12/04
0438187197                 0.0000            09/01/04          00
1101166269                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     10                00
                           O                 0.0000

9228621                    5.2500            99000.0000        100.0000
                           5.2500            99,000.00         ZZ
                           5.0000            433.13            1
                           10.2500           433.13            71
WESTON           FL 33326  10.0000           06/23/04
0438174138                 0.0000            08/01/04          00
1101167686                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9228623                    5.5000            448000.0000       100.0000
                           5.5000            448,000.00        ZZ
                           5.2500            2053.33           1
                           10.5000           2053.33           80
LA CRESCENTA     CA 91214  10.2500           07/01/04
0438181141                 0.0000            09/01/04          00
1101168296                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228631                    5.7500            252000.0000       100.0000
                           5.7500            251,736.90        ZZ
                           5.5000            1470.60           1
                           10.7500           1470.60           80
NEW YORK         NY 10040  10.5000           07/12/04
0438179087                 0.0000            09/01/04          00
1101170311                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228641                    5.6250            460200.0000       100.0000
                           5.6250            460,200.00        ZZ
                           5.3750            2157.19           1
                           10.6250           2157.19           80
LORTON           VA 22079  10.3750           06/29/04
0438178105                 0.0000            08/01/04          00
1101172296                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9228649                    5.7500            271200.0000       100.0000
                           5.7500            271,200.00        ZZ
                           5.5000            1299.50           1
                           10.7500           1299.50           80
WOODBRIDGE       VA 22191  10.5000           07/01/04
0438180168                 0.0000            09/01/04          00
1101174657                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9228651                    5.3750            412000.0000       100.0000
                           5.3750            412,000.00        T
                           5.1250            1845.42           1
                           10.3750           1845.42           80
LONGBOAT KEY     FL 34228  10.1250           06/24/04
0438180739                 0.0000            08/01/04          00
1101175241                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228657                    5.3750            120000.0000       100.0000
                           5.3750            120,000.00        ZZ
                           5.1250            537.50            1
                           10.3750           537.50            80
PEMBROKE PINES   FL 33026  10.1250           06/30/04
0438186934                 0.0000            08/01/04          00
1101176488                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228661                    5.8750            217600.0000       100.0000
                           5.8750            217,212.93        ZZ
                           5.6250            1065.33           1
                           10.8750           1065.33           80
LAS VEGAS        NV 89145  10.6250           07/01/04
0438178253                 0.0000            09/01/04          00
1101177731                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228669                    5.7500            640000.0000       100.0000
                           5.7500            640,000.00        ZZ
                           5.5000            3066.67           1
                           10.7500           3066.67           80
MCLEAN           VA 22101  10.5000           06/30/04
0438180440                 0.0000            08/01/04          00
1101180001                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9228683                    5.6250            560000.0000       100.0000
                           5.6250            560,000.00        ZZ
                           5.3750            2625.00           1
                           10.6250           2625.00           80
SAN FRANCISCO    CA 94116  10.3750           06/30/04
0438180028                 0.0000            09/01/04          00
32824592                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           O                 0.0000

9228687                    5.5000            460000.0000       100.0000
                           5.5000            460,000.00        ZZ
                           5.2500            2108.33           1
                           10.5000           2108.33           80
NOVATO           CA 94947  10.2500           07/01/04
0438181059                 0.0000            08/01/04          00
32824607                   0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.5000            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9228841                    5.6250            379000.0000       100.0000
                           5.6250            378,877.13        ZZ
                           5.3750            1776.56           1
                           10.6250           1776.56           69
MOUNT PLEASANT   SC 29464  10.3750           06/17/04
0438176521                 2.2500            08/01/04          00
93008733                   2.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     2                 0
0.0000                     03                00
                           O                 0.0000

9228883                    5.7500            149600.0000       100.0000
                           5.7500            149,286.87        ZZ
                           5.5000            873.02            1
                           10.7500           873.02            80
SUPPLY           NC 28462  10.5000           06/30/04
0438176638                 0.0000            08/01/04          00
93008972                   0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9228895                    5.2500            151000.0000       100.0000
                           5.2500            150,999.84        ZZ
                           5.0000            660.63            1
                           10.2500           660.63            80
CHARLESTON       SC 29414  10.0000           06/23/04
0438178626                 0.0000            08/01/04          00
93009094                   0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9230119                    5.5000            340000.0000       100.0000
                           5.5000            339,627.85        ZZ
                           5.2500            1930.48           1
                           10.5000           1930.48           80
SHOW LOW         AZ 85901  10.2500           07/16/04
0438172579                 3.2500            09/01/04          00
0001604726                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
T29/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     2                 0
0.0000                     03                00
                           O                 0.0000

9236161                    5.6250            198400.0000       100.0000
                           5.6250            198,400.00        ZZ
                           5.3750            930.00            1
                           10.6250           930.00            80
WEST WAREHAM     MA 02576  10.3750           07/15/04
0438171415                 0.0000            09/01/04          00
1                          0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
P44/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9238953                    6.2500            113600.0000       100.0000
                           6.2500            113,492.22        ZZ
                           6.0000            699.45            2
                           11.2500           699.45            80
MIAMI            FL 33147  11.0000           07/19/04
0421025354                 0.0000            09/01/04          00
0421025354                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9239989                    6.3750            115100.0000       100.0000
                           6.3750            114,993.40        ZZ
                           6.1250            718.07            2
                           11.3750           718.07            80
WYOMING          MI 49509  11.1250           07/23/04
0438172595                 0.0000            09/01/04          00
200401486                  0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
M96/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9242703                    6.1250            114750.0000       100.0000
                           6.1250            114,638.47        ZZ
                           5.8750            697.23            2
                           11.1250           697.23            85
NEW HAVEN        CT 06511  10.8750           07/26/04
0420827560                 0.0000            09/01/04          04
0420827560                 0.0000            08/01/34          20.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9242969                    5.5000            207200.0000       100.0000
                           5.5000            206,973.21        ZZ
                           5.2500            1176.46           1
                           10.5000           1176.46           80
PORTLAND         OR 97217  10.2500           07/21/04
0421270885                 0.0000            09/01/04          00
0421270885                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9243209                    5.6250            133875.0000       100.0000
                           5.6250            133,731.88        ZZ
                           5.3750            770.66            1
                           10.6250           770.66            85
LARAMIE          WY 82070  10.3750           07/23/04
0421325606                 0.0000            09/01/04          01
0421325606                 0.0000            08/01/34          20.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9244239                    5.6250            236000.0000       100.0000
                           5.6250            236,000.00        ZZ
                           5.3750            1106.25           1
                           10.6250           1106.25           70
ROSEVILLE        CA 95747  10.3750           07/21/04
0421536012                 0.0000            09/01/04          00
0421536012                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9245641                    5.5000            167920.0000       100.0000
                           5.5000            167,551.56        ZZ
                           5.2500            953.43            1
                           10.5000           953.43            80
SANDY            UT 84093  10.2500           06/30/04
0438163735                 0.0000            08/01/04          00
40014588                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
W84/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247379                    5.2500            174400.0000       100.0000
                           5.2500            174,099.96        ZZ
                           5.0000            963.04            1
                           10.2500           963.04            80
ENGLEWOOD        CO 80110  10.0000           07/12/04
0438227332                 0.0000            09/01/04          00
32824913                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247385                    5.6250            527200.0000       100.0000
                           5.6250            526,636.39        ZZ
                           5.3750            3034.86           1
                           10.6250           3034.86           80
SAN FRANCISCO    CA 94117  10.3750           07/08/04
0438235830                 0.0000            09/01/04          00
75015756                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247389                    5.5000            508000.0000       100.0000
                           5.5000            507,443.96        ZZ
                           5.2500            2884.37           1
                           10.5000           2884.37           80
WOODLAND HILLS   CA 91364  10.2500           07/07/04
0438226748                 0.0000            09/01/04          00
93506030                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247439                    5.6250            360000.0000       100.0000
                           5.6250            360,000.00        ZZ
                           5.3750            1687.50           1
                           10.6250           1687.50           79
VICTORVILLE      CA 92392  10.3750           07/08/04
0438220055                 0.0000            09/01/04          00
32824676                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9247443                    5.7500            372000.0000       100.0000
                           5.7500            372,000.00        ZZ
                           5.5000            1782.50           1
                           10.7500           1782.50           80
EAGLE VAIL       CO 81620  10.5000           07/15/04
0438233926                 0.0000            09/01/04          00
32824703                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9247459                    5.5000            296000.0000       100.0000
                           5.5000            296,000.00        ZZ
                           5.2500            1356.67           1
                           10.5000           1356.67           80
WEST SACRAMENTO  CA 95691  10.2500           07/06/04
0438230203                 0.0000            09/01/04          00
75015673                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247481                    5.6250            552000.0000       100.0000
                           5.6250            552,000.00        ZZ
                           5.3750            2587.50           1
                           10.6250           2587.50           80
NOVATO           CA 94945  10.3750           07/09/04
0438226789                 0.0000            09/01/04          00
75015772                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9247485                    5.5000            268800.0000       100.0000
                           5.5000            268,738.40        ZZ
                           5.2500            1232.00           1
                           10.5000           1232.00           80
CAMERON PARK     CA 95682  10.2500           07/07/04
0438225492                 0.0000            09/01/04          00
75015791                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247509                    5.6250            479200.0000       100.0000
                           5.6250            479,200.00        ZZ
                           5.3750            2246.25           1
                           10.6250           2246.25           80
LOS ANGELES      CA 90025  10.3750           07/01/04
0438206005                 0.0000            09/01/04          00
93505521                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247519                    5.8750            448500.0000       100.0000
                           5.8750            448,500.00        ZZ
                           5.6250            2195.78           1
                           10.8750           2195.78           77
SAN CLEMENTE     CA 92673  10.6250           07/12/04
0438225401                 0.0000            09/01/04          00
93505808                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9247535                    5.7500            468000.0000       100.0000
                           5.7500            468,000.00        ZZ
                           5.5000            2242.50           1
                           10.7500           2242.50           80
SIMI VALLEY      CA 93065  10.5000           07/09/04
0438226573                 0.0000            09/01/04          00
93505965                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247541                    5.3750            380000.0000       100.0000
                           5.3750            380,000.00        ZZ
                           5.1250            1702.08           1
                           10.3750           1702.08           80
FULLERTON        CA 92831  10.1250           07/06/04
0438235095                 0.0000            09/01/04          00
93505984                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247543                    5.8750            91500.0000        100.0000
                           5.8750            91,500.00         ZZ
                           5.6250            447.97            1
                           10.8750           447.97            77
SUN CITY         AZ 85351  10.6250           07/02/04
0438212581                 0.0000            09/01/04          00
93506006                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9247547                    5.8750            215000.0000       100.0000
                           5.8750            213,731.15        T
                           5.6250            1052.60           1
                           10.8750           1052.60           79
SAN DIEGO        CA 92103  10.6250           07/08/04
0438228074                 0.0000            09/01/04          00
93506072                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9247555                    5.7500            520450.0000       100.0000
                           5.7500            520,450.00        ZZ
                           5.5000            2493.82           1
                           10.7500           2493.82           80
ORANGE           CA 92869  10.5000           07/01/04
0438235160                 0.0000            09/01/04          00
304501560                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9247559                    5.8750            256000.0000       100.0000
                           5.8750            255,800.00        ZZ
                           5.6250            1253.33           1
                           10.8750           1253.33           80
LA QUINTA        CA 92253  10.6250           07/07/04
0438228702                 0.0000            09/01/04          00
304501623                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247617                    5.7500            460000.0000       100.0000
                           5.7500            460,000.00        ZZ
                           5.5000            2204.17           1
                           10.7500           2204.17           80
FAIRFIELD        CA 94534  10.5000           06/30/04
0438222622                 0.0000            09/01/04          00
1101175279                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        1                 2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247619                    5.3750            388960.0000       100.0000
                           5.3750            388,960.00        ZZ
                           5.1250            1742.22           1
                           10.3750           1742.22           80
LIVERMORE        CA 94551  10.1250           07/01/04
0438212862                 0.0000            09/01/04          00
1101175510                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247621                    5.7500            335000.0000       100.0000
                           5.7500            335,000.00        ZZ
                           5.5000            1605.21           1
                           10.7500           1605.21           80
HULL             MA 02045  10.5000           07/15/04
0438229056                 0.0000            09/01/04          00
1101176169                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247639                    5.8750            308000.0000       100.0000
                           5.8750            308,000.00        ZZ
                           5.6250            1507.92           1
                           10.8750           1507.92           75
SAN DIEGO        CA 92105  10.6250           07/01/04
0438229338                 0.0000            09/01/04          00
11510148858                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247641                    5.3750            173600.0000       100.0000
                           5.3750            173,599.99        ZZ
                           5.1250            777.59            1
                           10.3750           777.59            80
HUNTINGTON BEAC  CA 92646  10.1250           07/07/04
0438231094                 0.0000            09/01/04          00
11510168756                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247651                    5.6250            280000.0000       100.0000
                           5.6250            280,000.00        ZZ
                           5.3750            1312.50           1
                           10.6250           1312.50           80
SPRING VALLEY    CA 91977  10.3750           07/06/04
0438229551                 0.0000            09/01/04          00
11510161298                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9247657                    5.7500            230400.0000       100.0000
                           5.7500            230,400.00        T
                           5.5000            1104.00           1
                           10.7500           1104.00           80
SANTA CLARITA A  CA 91350  10.5000           07/09/04
0438229627                 0.0000            09/01/04          00
12310178365                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247671                    5.7500            146150.0000       100.0000
                           5.7500            146,149.99        ZZ
                           5.5000            700.31            1
                           10.7500           700.31            80
BEND             OR 97701  10.5000           07/07/04
0438230062                 0.0000            09/01/04          00
23010171101                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247683                    5.8750            472000.0000       100.0000
                           5.8750            471,999.99        ZZ
                           5.6250            2310.84           1
                           10.8750           2310.84           80
BRENTWOOD        CA 94513  10.6250           07/01/04
0438229866                 0.0000            09/01/04          00
24410171286                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247685                    5.3750            205000.0000       100.0000
                           5.3750            205,000.00        ZZ
                           5.1250            918.23            1
                           10.3750           918.23            26
PALMDALE         CA 93551  10.1250           07/02/04
0438229890                 0.0000            09/01/04          00
11710171294                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247693                    6.2500            325000.0000       100.0000
                           6.2500            325,000.00        ZZ
                           6.0000            1692.71           1
                           11.2500           1692.71           76
SANTA ROSA       CA 95404  11.0000           07/02/04
0438229429                 0.0000            09/01/04          00
12810167467                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9248001                    5.2500            136000.0000       100.0000
                           5.2500            135,844.00        T
                           5.0000            751.00            1
                           10.2500           751.00            39
WASHINGTON       UT 84780  10.0000           07/19/04
0421354515                 0.0000            09/01/04          00
0421354515                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9248019                    5.6250            260000.0000       100.0000
                           5.6250            259,722.04        ZZ
                           5.3750            1496.71           1
                           10.6250           1496.71           73
ROSEVILLE        CA 95747  10.3750           07/20/04
0421369406                 0.0000            09/01/04          00
0421369406                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9248027                    5.6250            276000.0000       100.0000
                           5.6250            275,704.94        ZZ
                           5.3750            1588.81           1
                           10.6250           1588.81           76
ROSEVILLE        CA 95747  10.3750           07/20/04
0421375924                 0.0000            09/01/04          00
0421375924                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9248029                    6.1250            130500.0000       100.0000
                           6.1250            130,373.16        ZZ
                           5.8750            792.93            1
                           11.1250           792.93            90
HELENA           AL 35080  10.8750           07/27/04
0421377128                 0.0000            09/01/04          10
0421377128                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9248279                    6.0000            139120.0000       100.0000
                           6.0000            138,981.51        ZZ
                           5.7500            834.09            1
                           11.0000           834.09            80
BATON ROUGE      LA 70810  10.7500           07/27/04
0421571688                 0.0000            09/01/04          00
0421571688                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9248543                    6.3750            160000.0000       100.0000
                           6.3750            160,000.00        ZZ
                           6.1250            850.00            1
                           11.3750           850.00            77
WEST PALM BEACH  FL 33403  11.1250           07/22/04
0421344706                 0.0000            09/01/04          00
0421344706                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     08                00
                           O                 0.0000

9249521                    5.8750            377000.0000       100.0000
                           5.8750            376,229.38        ZZ
                           5.6250            2230.10           1
                           10.8750           2230.10           80
IRVINE           CA 92604  10.6250           06/23/04
0438189300                 3.2500            08/01/04          00
1000059169                 3.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
624/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           N                 0.0000

9249853                    6.2500            142000.0000       100.0000
                           6.2500            141,865.26        ZZ
                           6.0000            874.32            1
                           11.2500           874.32            84
OMAHA            NE 68105  11.0000           07/23/04
0420741548                 0.0000            09/01/04          01
0420741548                 0.0000            08/01/34          12.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9249887                    5.3750            460000.0000       100.0000
                           5.3750            459,484.55        ZZ
                           5.1250            2575.87           1
                           10.3750           2575.87           80
WANTAGH          NY 11793  10.1250           07/28/04
0421077306                 3.2500            09/01/04          00
0421077306                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     1                 0
0.0000                     05                00
                           O                 0.0000

9250083                    5.8750            407000.0000       100.0000
                           5.8750            407,000.00        ZZ
                           5.6250            1992.60           1
                           10.8750           1992.60           69
ROCKVILLE        MD 20853  10.6250           07/23/04
0421510561                 0.0000            09/01/04          00
0421510561                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9250281                    6.2500            354000.0000       100.0000
                           6.2500            354,000.00        ZZ
                           6.0000            1843.75           1
                           11.2500           1843.75           62
RANCHO MURIETA   CA 95683  11.0000           07/23/04
0421410200                 0.0000            09/01/04          00
0421410200                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9252873                    5.3750            308655.0000       100.0000
                           5.3750            307,637.75        ZZ
                           5.1250            1382.52           1
                           10.3750           1382.52           95
HELENA           AL 35080  10.1250           07/29/04
0421150699                 0.0000            09/01/04          01
0421150699                 0.0000            08/01/34          30.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9253045                    5.7500            192000.0000       100.0000
                           5.7500            192,000.00        ZZ
                           5.5000            920.00            1
                           10.7500           920.00            80
OLYMPIA          WA 98506  10.5000           07/21/04
0421347410                 0.0000            09/01/04          00
0421347410                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9253121                    5.8750            322500.0000       100.0000
                           5.8750            322,171.20        ZZ
                           5.6250            1907.71           1
                           10.8750           1907.71           75
ARLINGTON HEIGH  IL 60005  10.6250           07/29/04
0421472275                 0.0000            09/01/04          00
0421472275                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9253195                    6.0000            285000.0000       100.0000
                           6.0000            285,000.00        ZZ
                           5.7500            1425.00           1
                           11.0000           1425.00           67
SPRING VALLEY    CA 91977  10.7500           07/23/04
0421402512                 0.0000            09/01/04          00
0421402512                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9435005                    5.8750            120000.0000       100.0000
                           5.8750            119,877.65        ZZ
                           5.6250            709.85            1
                           10.8750           709.85            80
WENATCHEE        WA 98801  10.6250           07/28/04
0421350521                 0.0000            09/01/04          00
0421350521                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9435035                    5.5000            171900.0000       100.0000
                           5.5000            171,711.84        ZZ
                           5.2500            976.03            1
                           10.5000           976.03            90
NORTH PORT       FL 34287  10.2500           07/26/04
0421423740                 0.0000            09/01/04          10
0421423740                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9435181                    5.8750            600000.0000       100.0000
                           5.8750            599,388.27        ZZ
                           5.6250            3549.23           1
                           10.8750           3549.23           75
CLARKSVILLE      MD 21029  10.6250           07/26/04
0421493149                 0.0000            09/01/04          00
0421493149                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9435207                    5.8750            255075.0000       100.0000
                           5.8750            254,814.94        ZZ
                           5.6250            1508.86           1
                           10.8750           1508.86           95
BLOOMINGTON      MN 55425  10.6250           07/30/04
0421502055                 0.0000            09/01/04          04
0421502055                 0.0000            08/01/34          30.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9435239                    6.0000            144000.0000       100.0000
                           6.0000            143,856.65        ZZ
                           5.7500            863.35            3
                           11.0000           863.35            90
PHILADELPHIA     PA 19145  10.7500           07/30/04
0421513185                 0.0000            09/01/04          01
0421513185                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9435571                    5.5000            170000.0000       100.0000
                           5.5000            169,813.93        ZZ
                           5.2500            965.24            1
                           10.5000           965.24            88
BARTLETT         IL 60103  10.2500           07/30/04
0420805939                 0.0000            09/01/04          01
0420805939                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9435589                    6.0000            164500.0000       100.0000
                           6.0000            164,500.00        ZZ
                           5.7500            822.50            1
                           11.0000           822.50            77
BOYNTON BEACH    FL 33437  10.7500           07/26/04
0421398967                 0.0000            09/01/04          00
0421398967                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9436003                    5.6250            255000.0000       100.0000
                           5.6250            255,000.00        ZZ
                           5.3750            1195.31           1
                           10.6250           1195.31           33
LAGUNA BEACH     CA 92651  10.3750           07/23/04
0421252255                 0.0000            09/01/04          00
0421252255                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9436249                    5.8750            229000.0000       100.0000
                           5.8750            229,000.00        ZZ
                           5.6250            1121.15           1
                           10.8750           1121.15           74
OMAHA            NE 68164  10.6250           07/26/04
0421379967                 0.0000            09/01/04          00
0421379967                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9437151                    5.7500            369000.0000       100.0000
                           5.7500            368,614.75        ZZ
                           5.5000            2153.38           1
                           10.7500           2153.38           90
BROOMFIELD       CO 80020  10.5000           07/14/04
0438205346                 0.0000            09/01/04          11
584572                     0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
H49/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9438017                    6.0000            127000.0000       100.0000
                           6.0000            126,873.57        ZZ
                           5.7500            761.43            1
                           11.0000           761.43            65
NAMPA            ID 83651  10.7500           07/26/04
0421226259                 0.0000            09/01/04          00
0421226259                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9438157                    5.6250            161000.0000       100.0000
                           5.6250            160,827.88        ZZ
                           5.3750            926.81            1
                           10.6250           926.81            75
MILTON           WA 98354  10.3750           07/27/04
0421325259                 0.0000            09/01/04          00
0421325259                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9438211                    5.5000            222500.0000       100.0000
                           5.5000            222,256.46        ZZ
                           5.2500            1263.33           1
                           10.5000           1263.33           73
BEAVERTON        OR 97007  10.2500           07/27/04
0421417163                 0.0000            09/01/04          00
0421417163                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9438281                    5.7500            206250.0000       100.0000
                           5.7500            206,034.66        ZZ
                           5.5000            1203.62           1
                           10.7500           1203.62           75
ODENTON          MD 21113  10.5000           07/30/04
0421466715                 0.0000            09/01/04          00
0421466715                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           N                 0.0000

9440481                    5.7500            340000.0000       100.0000
                           5.7500            339,645.02        ZZ
                           5.5000            1984.15           2
                           10.7500           1984.15           80
HAWTHORNE        NJ 07506  10.5000           07/29/04
0438182057                 3.2500            09/01/04          00
04014756                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
952/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     05                00
                           O                 0.0000

9443117                    6.1250            650000.0000       100.0000
                           6.1250            650,000.00        ZZ
                           5.8750            3317.71           1
                           11.1250           3317.71           72
TOPANGA          CA 90290  10.8750           07/23/04
0421518275                 0.0000            09/01/04          00
0421518275                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9443163                    5.8750            140000.0000       100.0000
                           5.8750            139,841.67        ZZ
                           5.6250            828.15            2
                           10.8750           828.15            67
FRESNO           CA 93728  10.6250           07/20/04
0421490988                 0.0000            09/01/04          00
0421490988                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9443251                    5.7500            152000.0000       100.0000
                           5.7500            152,000.00        ZZ
                           5.5000            887.03            1
                           10.7500           887.03            95
MIDDLEBURG       FL 32068  10.5000           08/03/04
0421477936                 0.0000            10/01/04          10
0421477936                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9443487                    5.8750            325000.0000       100.0000
                           5.8750            324,668.65        ZZ
                           5.6250            1922.50           1
                           10.8750           1922.50           65
CAMARILLO        CA 93010  10.6250           07/28/04
0421274507                 0.0000            09/01/04          00
0421274507                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9444071                    6.1250            161100.0000       100.0000
                           6.1250            160,943.42        ZZ
                           5.8750            978.86            2
                           11.1250           978.86            90
LEHIGH ACRES     FL 33971  10.8750           07/16/04
0438183055                 0.0000            09/01/04          10
3000642539                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
U05/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          11.1250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9444401                    6.5000            394000.0000       100.0000
                           6.5000            393,643.82        TX
                           6.2500            2490.35           1
                           11.5000           2490.35           68
HIGHLAND PARK    TX 75209  11.2500           07/13/04
0438191835                 0.0000            09/01/04          00
1400000423                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
758/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9445475                    6.3750            137000.0000       100.0000
                           6.3750            136,873.11        ZZ
                           6.1250            854.70            2
                           11.3750           854.70            67
CHICAGO          IL 60651  11.1250           08/04/04
0420913949                 0.0000            09/01/04          00
0420913949                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9445487                    6.0000            467500.0000       100.0000
                           6.0000            467,034.60        ZZ
                           5.7500            2802.90           1
                           11.0000           2802.90           85
CHICAGO          IL 60614  10.7500           07/30/04
0421065707                 0.0000            09/01/04          04
0421065707                 0.0000            08/01/34          12.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     08                00
                           O                 0.0000

9445605                    6.0000            560000.0000       100.0000
                           6.0000            559,442.52        ZZ
                           5.7500            3357.48           1
                           11.0000           3357.48           76
LOMPOC           CA 93436  10.7500           07/29/04
0421393315                 0.0000            09/01/04          00
0421393315                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9445607                    5.8750            298000.0000       100.0000
                           5.8750            297,696.18        ZZ
                           5.6250            1762.78           1
                           10.8750           1762.78           72
CLIFTON          NJ 07012  10.6250           07/16/04
0421393364                 0.0000            09/01/04          00
0421393364                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9445641                    5.6250            615000.0000       100.0000
                           5.6250            615,000.00        ZZ
                           5.3750            2882.81           1
                           10.6250           2882.81           70
BEVERLY HILLS (  CA 90210  10.3750           07/27/04
0421420092                 0.0000            09/01/04          00
0421420092                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446693                    4.8750            212200.0000       100.0000
                           4.8750            212,200.00        ZZ
                           4.6250            862.06            1
                           9.8750            862.06            90
HOMESTEAD        FL 33033  9.6250            07/28/04
3451773                    0.0000            09/01/04          21
3451773                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.0000            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446725                    4.8750            190000.0000       100.0000
                           4.8750            189,766.38        ZZ
                           4.6250            1005.50           1
                           9.8750            1005.50           76
BOWIE            MD 20716  9.6250            07/27/04
3435728                    0.0000            09/01/04          00
3435728                    0.0000            08/01/34          0.0000
0                          2.7500            09/01/09          09/01/09
286/286                    2.5000            10/01/09          10/01/09
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446737                    5.7500            210800.0000       100.0000
                           5.7500            210,579.90        ZZ
                           5.5000            1230.18           1
                           10.7500           1230.18           80
MARICOPA         AZ 85239  10.5000           07/22/04
3088973                    0.0000            09/01/04          00
3088973                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446741                    5.5000            160000.0000       100.0000
                           5.5000            160,000.00        ZZ
                           5.2500            733.33            1
                           10.5000           733.33            80
CHANDLER         AZ 85224  10.2500           07/23/04
3475221                    0.0000            09/01/04          00
3475221                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446749                    5.3750            220000.0000       100.0000
                           5.3750            219,752.88        ZZ
                           5.1250            1231.94           1
                           10.3750           1231.94           80
SUITLAND         MD 20746  10.1250           07/23/04
3465404                    0.0000            09/01/04          00
3465404                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446761                    5.2500            650000.0000       100.0000
                           5.2500            649,254.42        ZZ
                           5.0000            3589.33           1
                           10.2500           3589.33           52
POTOMAC          MD 20854  10.0000           07/29/04
3359517                    0.0000            09/01/04          00
3359517                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446817                    6.1250            200000.0000       100.0000
                           6.1250            200,000.00        ZZ
                           5.8750            1020.83           1
                           11.1250           1020.83           79
LYNCHBURG        VA 24502  10.8750           07/23/04
3444695                    0.0000            09/01/04          00
3444695                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446845                    4.8750            364000.0000       100.0000
                           4.8750            363,999.50        ZZ
                           4.6250            1478.75           1
                           9.8750            1478.75           80
DENVER           CO 80224  9.6250            07/26/04
3475164                    0.0000            09/01/04          00
3475164                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446849                    5.6250            289000.0000       100.0000
                           5.6250            288,900.00        ZZ
                           5.3750            1354.68           1
                           10.6250           1354.68           85
LYNN             MA 01904  10.3750           07/22/04
3466938                    0.0000            09/01/04          11
3466938                    0.0000            08/01/34          12.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446855                    5.5000            525000.0000       100.0000
                           5.5000            525,000.00        ZZ
                           5.2500            2406.25           1
                           10.5000           2406.25           29
SANTA MONICA     CA 90402  10.2500           07/26/04
3420722                    0.0000            09/01/04          00
3420722                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9446873                    5.7500            240000.0000       100.0000
                           5.7500            240,000.00        ZZ
                           5.5000            1150.00           1
                           10.7500           1150.00           80
WAKE FOREST      NC 27587  10.5000           07/26/04
3463445                    0.0000            09/01/04          00
3463445                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446877                    5.6250            360000.0000       100.0000
                           5.6250            360,000.00        ZZ
                           5.3750            1687.50           1
                           10.6250           1687.50           80
SPRINGFIELD      VA 22151  10.3750           07/23/04
3420523                    0.0000            09/01/04          00
3420523                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446899                    5.6250            179900.0000       100.0000
                           5.6250            179,800.00        ZZ
                           5.3750            843.28            1
                           10.6250           843.28            80
AURORA           CO 80017  10.3750           07/23/04
3439793                    0.0000            09/01/04          00
3439793                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446913                    5.6250            269600.0000       100.0000
                           5.6250            269,311.78        ZZ
                           5.3750            1551.97           1
                           10.6250           1551.97           80
SHIRLEY          NY 11967  10.3750           07/22/04
3402660                    0.0000            09/01/04          00
3402660                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446921                    5.3750            159900.0000       100.0000
                           5.3750            159,900.00        ZZ
                           5.1250            716.22            1
                           10.3750           716.22            80
NORTHBROOK       IL 60062  10.1250           07/28/04
3411564                    0.0000            09/01/04          00
3411564                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9446927                    6.0000            194000.0000       100.0000
                           6.0000            194,000.00        ZZ
                           5.7500            970.00            1
                           11.0000           970.00            80
COLUMBIA         MD 21045  10.7500           07/28/04
3432510                    0.0000            09/01/04          00
3432510                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9446939                    5.1250            370000.0000       100.0000
                           5.1250            369,565.60        ZZ
                           4.8750            2014.61           1
                           10.1250           2014.61           52
WINDERMERE       FL 34786  9.8750            07/30/04
3461313                    0.0000            09/01/04          00
3461313                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446967                    5.6250            190800.0000       100.0000
                           5.6250            190,510.51        ZZ
                           5.3750            1098.36           1
                           10.6250           1098.36           90
BLOOMINGTON      MN 55420  10.3750           07/30/04
3494146                    0.0000            09/01/04          12
3494146                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446971                    5.7500            208000.0000       100.0000
                           5.7500            208,000.00        ZZ
                           5.5000            996.67            1
                           10.7500           996.67            80
WATSONVILLE      CA 95076  10.5000           07/23/04
3477154                    0.0000            09/01/04          00
3477154                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9446975                    5.6250            554000.0000       100.0000
                           5.6250            554,000.00        ZZ
                           5.3750            2596.87           1
                           10.6250           2596.87           49
POTOMAC          MD 20854  10.3750           07/27/04
3468522                    0.0000            09/01/04          00
3468522                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447067                    5.6250            230000.0000       100.0000
                           5.6250            229,654.12        ZZ
                           5.3750            1324.01           1
                           10.6250           1324.01           80
SPRING GROVE     IL 60081  10.3750           07/23/04
3486835                    0.0000            09/01/04          00
3486835                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447071                    5.8750            248000.0000       100.0000
                           5.8750            248,000.00        T
                           5.6250            1214.17           1
                           10.8750           1214.17           80
SCOTTSDALE       AZ 85260  10.6250           07/20/04
3466012                    0.0000            09/01/04          00
3466012                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447075                    5.3750            190000.0000       100.0000
                           5.3750            190,000.00        ZZ
                           5.1250            851.04            1
                           10.3750           851.04            66
SPARKS           MD 21152  10.1250           07/23/04
3426605                    0.0000            09/01/04          00
3426605                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9447085                    5.3750            179900.0000       100.0000
                           5.3750            179,900.00        ZZ
                           5.1250            805.80            1
                           10.3750           805.80            90
NORTHBROOK       IL 60062  10.1250           07/22/04
3409357                    0.0000            09/01/04          04
3409357                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9447095                    5.0000            333700.0000       100.0000
                           5.0000            333,630.48        ZZ
                           4.7500            1390.42           1
                           10.0000           1390.42           71
MESA             AZ 85207  9.7500            07/27/04
3464679                    0.0000            09/01/04          00
3464679                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447101                    5.5000            448000.0000       100.0000
                           5.5000            447,853.33        ZZ
                           5.2500            2053.33           1
                           10.5000           2053.33           70
HYDESVILLE       CA 95547  10.2500           07/22/04
3460090                    0.0000            09/01/04          00
3460090                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447161                    5.3750            328000.0000       100.0000
                           5.3750            327,998.53        ZZ
                           5.1250            1469.17           1
                           10.3750           1469.17           80
FAIRFAX          VA 22033  10.1250           07/27/04
3455030                    0.0000            09/01/04          00
3455030                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9447169                    5.0000            333700.0000       100.0000
                           5.0000            333,700.00        ZZ
                           4.7500            1390.42           1
                           10.0000           1390.42           80
RANCHO CUCAMONG  CA 91701  9.7500            07/21/04
3451565                    0.0000            09/01/04          00
3451565                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447173                    5.3750            400000.0000       100.0000
                           5.3750            399,439.79        ZZ
                           5.1250            2239.89           1
                           10.3750           2239.89           79
SAINT LOUIS      MO 63128  10.1250           07/30/04
3435688                    0.0000            09/01/04          00
3435688                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447175                    5.8750            180456.0000       100.0000
                           5.8750            180,271.63        ZZ
                           5.6250            1067.47           1
                           10.8750           1067.47           80
RENO             NV 89503  10.6250           07/16/04
3424497                    0.0000            09/01/04          00
3424497                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9447181                    5.6250            400000.0000       100.0000
                           5.6250            400,000.00        ZZ
                           5.3750            1875.00           1
                           10.6250           1875.00           68
SAN DIEGO        CA 92127  10.3750           07/16/04
3459217                    0.0000            09/01/04          00
3459217                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           N                 0.0000

9447191                    5.3750            367000.0000       100.0000
                           5.3750            366,997.09        ZZ
                           5.1250            1643.85           1
                           10.3750           1643.85           79
WOODBRIDGE       VA 22193  10.1250           07/22/04
3453107                    0.0000            09/01/04          00
3453107                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447195                    6.0000            280000.0000       100.0000
                           6.0000            279,600.00        ZZ
                           5.7500            1400.00           1
                           11.0000           1400.00           80
WASHINGTON       DC 20001  10.7500           07/29/04
3438703                    0.0000            09/01/04          00
3438703                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           N                 0.0000

9447199                    5.5000            120200.0000       100.0000
                           5.5000            120,068.43        ZZ
                           5.2500            682.49            1
                           10.5000           682.49            62
FERNLEY          NV 89408  10.2500           07/15/04
3423731                    0.0000            09/01/04          00
3423731                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447201                    5.7500            149000.0000       100.0000
                           5.7500            148,844.43        ZZ
                           5.5000            869.53            1
                           10.7500           869.53            80
CHANDLER         AZ 85225  10.5000           07/20/04
3436096                    0.0000            09/01/04          00
3436096                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447207                    4.8750            200000.0000       100.0000
                           4.8750            200,000.00        ZZ
                           4.6250            812.50            1
                           9.8750            812.50            73
RENO             NV 89511  9.6250            07/28/04
3471517                    0.0000            09/01/04          00
3471517                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447209                    5.8750            345000.0000       100.0000
                           5.8750            345,000.00        ZZ
                           5.6250            1689.06           1
                           10.8750           1689.06           75
LAKESIDE         CA 92040  10.6250           07/20/04
3456710                    0.0000            09/01/04          00
3456710                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447211                    5.3750            217600.0000       100.0000
                           5.3750            217,600.00        ZZ
                           5.1250            974.67            1
                           10.3750           974.67            80
MCKINNEY         TX 75070  10.1250           07/26/04
3452881                    0.0000            09/01/04          00
3452881                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447223                    5.7500            215200.0000       100.0000
                           5.7500            214,975.32        T
                           5.5000            1255.85           1
                           10.7500           1255.85           80
OLYMPIA          WA 98512  10.5000           07/19/04
3383159                    0.0000            09/01/04          01
3383159                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447229                    5.8750            392000.0000       100.0000
                           5.8750            392,000.00        ZZ
                           5.6250            1919.17           1
                           10.8750           1919.17           80
SAN DIEGO        CA 92117  10.6250           07/21/04
3471825                    0.0000            09/01/04          00
3471825                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447239                    5.6250            432000.0000       100.0000
                           5.6250            431,964.83        ZZ
                           5.3750            2025.00           1
                           10.6250           2025.00           80
OCEANSIDE        CA 92056  10.3750           07/23/04
3452321                    0.0000            09/01/04          00
3452321                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447245                    6.0000            333700.0000       100.0000
                           6.0000            333,700.00        ZZ
                           5.7500            1668.50           1
                           11.0000           1668.50           80
FALLBROOK        CA 92028  10.7500           07/16/04
3475339                    0.0000            09/01/04          00
3475339                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447247                    5.8750            551900.0000       100.0000
                           5.8750            551,900.00        ZZ
                           5.6250            2702.01           1
                           10.8750           2702.01           80
PLACENTIA        CA 92870  10.6250           07/19/04
3435495                    0.0000            09/01/04          00
3435495                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447249                    5.7500            232000.0000       100.0000
                           5.7500            232,000.00        ZZ
                           5.5000            1111.66           1
                           10.7500           1111.66           71
KIRKLAND         WA 98033  10.5000           07/16/04
3425602                    0.0000            09/01/04          00
3425602                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447251                    5.5000            429600.0000       100.0000
                           5.5000            429,600.00        ZZ
                           5.2500            1969.00           1
                           10.5000           1969.00           80
SAN  DIEGO       CA 92117  10.2500           07/23/04
3475860                    0.0000            09/01/04          00
3475860                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447255                    5.6250            367000.0000       100.0000
                           5.6250            367,000.00        ZZ
                           5.3750            1720.31           1
                           10.6250           1720.31           86
BOWIE            MD 20721  10.3750           07/22/04
3433144                    0.0000            09/01/04          11
3433144                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447259                    5.7500            175200.0000       100.0000
                           5.7500            175,200.00        ZZ
                           5.5000            839.50            1
                           10.7500           839.50            80
SAN DIEGO        CA 92111  10.5000           07/26/04
3487965                    0.0000            09/01/04          00
3487965                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9447261                    5.7500            312000.0000       100.0000
                           5.7500            312,000.00        ZZ
                           5.5000            1495.00           1
                           10.7500           1495.00           80
SAN DIEGO        CA 92105  10.5000           07/16/04
3388150                    0.0000            09/01/04          00
3388150                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447265                    6.1250            322000.0000       100.0000
                           6.1250            322,000.00        ZZ
                           5.8750            1643.54           1
                           11.1250           1643.54           53
SAN FRANCISCO    CA 94124  10.8750           07/23/04
3433090                    0.0000            09/01/04          00
3433090                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447277                    5.2500            210300.0000       100.0000
                           5.2500            210,300.00        ZZ
                           5.0000            920.06            1
                           10.2500           920.06            80
BEAVERTON        OR 97006  10.0000           07/21/04
3459932                    0.0000            09/01/04          00
3459932                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447287                    5.5000            400000.0000       100.0000
                           5.5000            399,908.15        ZZ
                           5.2500            1833.33           1
                           10.5000           1833.33           80
FALLBROOK        CA 92028  10.2500           07/12/04
3399883                    0.0000            09/01/04          00
3399883                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447289                    6.0000            260000.0000       100.0000
                           6.0000            259,901.84        ZZ
                           5.7500            1300.00           2
                           11.0000           1300.00           80
LOS ANGELES      CA 90003  10.7500           07/12/04
3421555                    0.0000            09/01/04          00
3421555                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447293                    5.2500            309000.0000       100.0000
                           5.2500            309,000.00        ZZ
                           5.0000            1351.88           1
                           10.2500           1351.88           60
ALEXANDRIA       VA 22301  10.0000           07/26/04
3455223                    0.0000            09/01/04          00
3455223                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447311                    5.6250            172300.0000       100.0000
                           5.6250            170,471.88        ZZ
                           5.3750            807.66            1
                           10.6250           807.66            76
SACRAMENTO       CA 95842  10.3750           07/12/04
3368010                    0.0000            09/01/04          00
3368010                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9447321                    5.7500            215200.0000       100.0000
                           5.7500            215,200.00        ZZ
                           5.5000            1031.17           1
                           10.7500           1031.17           80
OWINGS MILLS     MD 21117  10.5000           07/29/04
3390421                    0.0000            09/01/04          00
3390421                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447329                    5.3750            138400.0000       100.0000
                           5.3750            138,244.91        ZZ
                           5.1250            775.01            1
                           10.3750           775.01            80
OCEAN VIEW       HI 96737  10.1250           07/26/04
3484725                    0.0000            09/01/04          00
3484725                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447335                    5.5000            175500.0000       100.0000
                           5.5000            175,283.84        ZZ
                           5.2500            996.47            1
                           10.5000           996.47            90
VICTORVILLE      CA 92394  10.2500           07/22/04
3312206                    0.0000            09/01/04          01
3312206                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447337                    5.1250            465000.0000       100.0000
                           5.1250            464,828.69        ZZ
                           4.8750            1985.93           1
                           10.1250           1985.93           61
GARDEN CITY      NY 11530  9.8750            07/30/04
3472831                    0.0000            09/01/04          00
3472831                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447341                    5.5000            184000.0000       100.0000
                           5.5000            184,000.00        ZZ
                           5.2500            843.33            1
                           10.5000           843.33            80
STOCKTON         CA 95207  10.2500           07/20/04
3447148                    0.0000            09/01/04          00
3447148                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447343                    5.2500            204000.0000       100.0000
                           5.2500            204,000.00        ZZ
                           5.0000            892.50            1
                           10.2500           892.50            80
SAMMAMISH        WA 98074  10.0000           07/23/04
3472312                    0.0000            09/01/04          00
3472312                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447345                    5.5000            172500.0000       100.0000
                           5.5000            172,190.62        ZZ
                           5.2500            790.63            1
                           10.5000           790.63            56
QUEEN CREEK      AZ 85242  10.2500           07/19/04
3433967                    0.0000            09/01/04          00
3433967                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447357                    5.2500            319850.0000       100.0000
                           5.2500            319,850.00        ZZ
                           5.0000            1399.34           1
                           10.2500           1399.34           72
CHESAPEAKE       VA 23322  10.0000           07/28/04
3448221                    0.0000            09/01/04          00
3448221                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447359                    4.8750            257900.0000       100.0000
                           4.8750            257,582.89        ZZ
                           4.6250            1364.83           1
                           9.8750            1364.83           73
AUBURN           WA 98092  9.6250            07/27/04
3350170                    0.0000            09/01/04          00
3350170                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447411                    5.8750            199600.0000       100.0000
                           5.8750            199,600.00        ZZ
                           5.6250            977.21            1
                           10.8750           977.21            80
FOUNTAIN HILLS   AZ 85268  10.6250           07/27/04
3469934                    0.0000            09/01/04          00
3469934                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9447417                    5.6250            400000.0000       100.0000
                           5.6250            399,568.17        T
                           5.3750            1875.00           1
                           10.6250           1875.00           79
PORT ST JOE      FL 32456  10.3750           07/29/04
3417000                    0.0000            09/01/04          00
3417000                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9448697                    6.3750            149400.0000       100.0000
                           6.3750            149,261.63        ZZ
                           6.1250            932.06            4
                           11.3750           932.06            90
HARVEY           LA 70058  11.1250           08/05/04
0421221037                 0.0000            09/01/04          10
0421221037                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9448843                    6.0000            260000.0000       100.0000
                           6.0000            260,000.00        ZZ
                           5.7500            1558.83           1
                           11.0000           1558.83           67
PALM BEACH       FL 33480  10.7500           08/05/04
0421522772                 0.0000            10/01/04          00
0421522772                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     08                00
                           N                 0.0000

9449399                    6.0000            112000.0000       100.0000
                           6.0000            111,888.50        ZZ
                           5.7500            671.50            1
                           11.0000           671.50            80
MARICOPA         AZ 85239  10.7500           07/26/04
0438205551                 0.0000            09/01/04          00
10019999                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9450797                    5.7500            240000.0000       100.0000
                           5.7500            240,000.00        ZZ
                           5.5000            1150.00           1
                           10.7500           1150.00           80
BOUNTIFUL        UT 84010  10.5000           07/21/04
0438189953                 0.0000            09/01/04          00
40015218                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
W84/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9450947                    5.6250            527920.0000       100.0000
                           5.6250            527,355.62        ZZ
                           5.3750            3039.01           1
                           10.6250           3039.01           80
RAMSEY           NJ 07446  10.3750           07/29/04
0438186843                 3.2500            09/01/04          00
04013924                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
952/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     1                 0
0.0000                     05                00
                           O                 0.0000

9451563                    5.5000            648800.0000       100.0000
                           5.5000            648,800.00        ZZ
                           5.2500            2973.67           1
                           10.5000           2973.67           80
SOUTH SAN FRANC  CA 94080  10.2500           07/21/04
0438202608                 0.0000            09/01/04          00
10018859                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9452633                    5.7500            126700.0000       100.0000
                           5.7500            126,567.71        ZZ
                           5.5000            739.39            1
                           10.7500           739.39            80
REDMOND          OR 97756  10.5000           07/26/04
0421432105                 0.0000            09/01/04          00
0421432105                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9452681                    5.8750            234000.0000       100.0000
                           5.8750            233,766.53        ZZ
                           5.6250            1145.63           1
                           10.8750           1145.63           90
MARIETTA         GA 30066  10.6250           08/02/04
0421445404                 0.0000            09/01/04          10
0421445404                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9452789                    6.3750            125000.0000       100.0000
                           6.3750            124,884.22        ZZ
                           6.1250            779.84            1
                           11.3750           779.84            84
COLBERT          WA 99005  11.1250           07/29/04
0421306465                 0.0000            09/01/04          10
0421306465                 0.0000            08/01/34          12.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9452795                    5.6250            240000.0000       100.0000
                           5.6250            239,743.42        ZZ
                           5.3750            1381.58           1
                           10.6250           1381.58           77
ANSONIA          CT 06401  10.3750           07/30/04
0421312984                 0.0000            09/01/04          00
0421312984                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9452883                    5.7500            148500.0000       100.0000
                           5.7500            148,500.00        ZZ
                           5.5000            866.61            1
                           10.7500           866.61            55
ROSEVILLE        CA 95747  10.5000           08/02/04
0421555442                 0.0000            10/01/04          00
0421555442                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9452895                    5.3750            585000.0000       100.0000
                           5.3750            585,000.00        ZZ
                           5.1250            2620.31           1
                           10.3750           2620.31           65
SEAL BEACH       CA 90740  10.1250           08/02/04
0421558842                 0.0000            10/01/04          00
0421558842                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9453193                    5.8750            399000.0000       100.0000
                           5.8750            399,000.00        ZZ
                           5.6250            1953.44           4
                           10.8750           1953.44           95
ANCHORAGE        AK 99502  10.6250           08/04/04
0421100793                 0.0000            10/01/04          10
0421100793                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9454841                    5.7500            600000.0000       100.0000
                           5.7500            599,373.56        ZZ
                           5.5000            3501.44           1
                           10.7500           3501.44           75
WOODLAND HILLS   CA 91367  10.5000           07/23/04
0438216764                 0.0000            09/01/04          00
9902772                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
808/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9454957                    6.2500            212000.0000       100.0000
                           6.2500            211,798.85        ZZ
                           6.0000            1305.33           1
                           11.2500           1305.32           80
LOS ANGELES      CA 90037  11.0000           07/19/04
0438217200                 0.0000            09/01/04          00
9509855                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
808/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9455113                    5.7500            305000.0000       100.0000
                           5.7500            305,000.00        ZZ
                           5.5000            1461.46           1
                           10.7500           1461.46           80
SANTA CLARITA    CA 91350  10.5000           07/13/04
0438221236                 0.0000            09/01/04          00
9509792                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
808/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9455157                    5.7500            340000.0000       100.0000
                           5.7500            339,645.02        ZZ
                           5.5000            1984.15           1
                           10.7500           1984.15           80
FONTANA          CA 92336  10.5000           07/01/04
0438220915                 0.0000            09/01/04          00
9509539                    0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
808/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9455161                    5.6250            415600.0000       100.0000
                           5.6250            415,600.00        ZZ
                           5.3750            1948.13           1
                           10.6250           1948.13           80
TEMECULA         CA 92592  10.3750           07/21/04
0438205528                 0.0000            09/01/04          00
10021270                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9455165                    5.7500            400000.0000       100.0000
                           5.7500            399,582.37        ZZ
                           5.5000            2334.30           1
                           10.7500           2334.30           76
HENDERSON        NV 89052  10.5000           07/14/04
0438217283                 0.0000            09/01/04          00
9334927                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
808/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9455193                    5.8750            446320.0000       100.0000
                           5.8750            446,320.00        ZZ
                           5.6250            2185.11           1
                           0.0000            2185.11           80
SHERMAN OAKS AR  CA 91411  0.0000            07/08/04
0438213118                 0.0000            09/01/04          00
95W1001523                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
808/G02                    3.0000            09/01/09          09/01/09
45                         0.8750            0.0000            0.0000
A                          0.0000            12                12
360                        L12               2.0000            2.0000
0.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9455197                    5.8750            628000.0000       100.0000
                           5.8750            628,000.00        ZZ
                           5.6250            3074.58           1
                           10.8750           3074.58           80
DALY CITY        CA 94014  10.6250           07/01/04
0438205593                 0.0000            09/01/04          00
10020429                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9455199                    6.0000            550000.0000       100.0000
                           6.0000            549,452.47        ZZ
                           5.7500            3297.53           1
                           11.0000           3297.53           65
LOS ANGELES      CA 90035  10.7500           07/06/04
0438220717                 0.0000            09/01/04          00
95W1001472                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
808/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9455843                    5.6250            152000.0000       100.0000
                           5.6250            152,000.00        ZZ
                           5.3750            875.00            1
                           10.6250           875.00            80
GARDNERVILLE     NV 89410  10.3750           08/04/04
0421468174                 0.0000            10/01/04          00
0421468174                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9455875                    5.6250            207500.0000       100.0000
                           5.6250            207,500.00        ZZ
                           5.3750            972.66            1
                           10.6250           972.66            80
WEST PALM BEACH  FL 33411  10.3750           08/04/04
0421481607                 0.0000            10/01/04          00
0421481607                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9455935                    6.0000            174400.0000       100.0000
                           6.0000            174,400.00        ZZ
                           5.7500            1045.62           1
                           11.0000           1045.62           80
WARRENTON        VA 20187  10.7500           08/09/04
0421528795                 0.0000            10/01/04          00
0421528795                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9456005                    5.5000            183600.0000       100.0000
                           5.5000            183,600.00        ZZ
                           5.2500            841.50            2
                           10.5000           841.50            90
FEDERAL WAY      WA 98003  10.2500           08/04/04
0421571142                 0.0000            10/01/04          10
0421571142                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9456111                    5.3750            329000.0000       100.0000
                           5.3750            329,000.00        ZZ
                           5.1250            1473.65           1
                           10.3750           1473.65           69
DENVILLE         NJ 07834  10.1250           08/04/04
0420775983                 0.0000            10/01/04          00
0420775983                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9456243                    6.0000            99900.0000        100.0000
                           6.0000            99,900.00         ZZ
                           5.7500            499.50            1
                           11.0000           499.50            80
WEST PALM BEACH  FL 33409  10.7500           07/30/04
0438204489                 0.0000            09/01/04          00
10021488                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9456441                    5.7500            427050.0000       100.0000
                           5.7500            427,050.00        ZZ
                           5.5000            2046.28           1
                           10.7500           2046.28           80
WATSONVILLE      CA 95076  10.5000           07/22/04
0438202616                 0.0000            09/01/04          00
10019643                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9456732                    6.7500            159200.0000       100.0000
                           6.7500            158,713.01        ZZ
                           6.5000            1032.57           1
                           11.7500           1032.57           80
CLACKAMAS        OR 97015  11.5000           05/21/04
0438003592                 3.2500            07/01/04          00
10374445                   3.0000            06/01/34          0.0000
0                          3.2500            06/01/09          06/01/09
967/G02                    3.0000            07/01/09          07/01/09
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     1                 0
0.0000                     05                00
                           N                 0.0000

9458249                    5.3750            165900.0000       100.0000
                           5.3750            165,714.10        ZZ
                           5.1250            928.99            1
                           10.3750           928.99            80
CHICAGO          IL 60616  10.1250           07/20/04
0438212177                 0.0000            09/01/04          00
590530                     0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
H49/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.3750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     08                00
                           O                 0.0000

9459303                    5.3750            140000.0000       100.0000
                           5.3750            140,000.00        ZZ
                           5.1250            783.96            1
                           10.3750           783.96            80
MISSOURI CITY    TX 77489  10.1250           08/04/04
0421619800                 0.0000            10/01/04          00
0421619800                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9459361                    6.0000            460000.0000       100.0000
                           6.0000            460,000.00        ZZ
                           5.7500            2300.00           1
                           11.0000           2300.00           80
CHINO HILLS      CA 91709  10.7500           08/03/04
0421661182                 0.0000            10/01/04          00
0421661182                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9461717                    5.7500            464000.0000       100.0000
                           5.7500            463,515.55        ZZ
                           5.5000            2707.78           1
                           10.7500           2707.78           80
REDWOOD CITY     CA 94065  10.5000           07/21/04
0438274409                 0.0000            09/01/04          00
W01767852                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9461721                    5.3750            438000.0000       100.0000
                           5.3750            437,509.20        ZZ
                           5.1250            2452.68           1
                           10.3750           2452.68           66
THOUSAND OAKS    CA 91362  10.1250           07/23/04
0438273559                 0.0000            09/01/04          00
W01769037                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9461729                    5.3750            370000.0000       100.0000
                           5.3750            369,585.39        ZZ
                           5.1250            2071.90           2
                           10.3750           2071.90           70
OAKLAND          CA 94606  10.1250           07/22/04
0438272346                 0.0000            09/01/04          00
W01769517                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9461739                    5.5000            518400.0000       100.0000
                           5.5000            518,400.00        ZZ
                           5.2500            2376.00           1
                           10.5000           2376.00           74
PLEASANTON       CA 94588  10.2500           07/21/04
0438275042                 2.0000            09/01/04          00
W01769475                  1.7500            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.0000            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     2                 0
0.0000                     03                00
                           O                 0.0000

9461743                    5.3750            435000.0000       100.0000
                           5.3750            435,000.00        ZZ
                           5.1250            1948.44           1
                           10.3750           1948.44           75
SAN JOSE         CA 95136  10.1250           07/07/04
0438274219                 0.0000            09/01/04          00
W04056642                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462483                    6.0000            143000.0000       100.0000
                           6.0000            143,000.00        ZZ
                           5.7500            857.36            1
                           11.0000           857.36            78
WILMINGTON       NC 28412  10.7500           08/11/04
0421455320                 0.0000            10/01/04          00
0421455320                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           N                 0.0000

9462617                    5.6250            396000.0000       100.0000
                           5.6250            396,000.00        ZZ
                           5.3750            1856.25           1
                           10.6250           1856.25           78
SAN JOSE         CA 95132  10.3750           08/06/04
0421572165                 0.0000            10/01/04          00
0421572165                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9462639                    6.2500            160000.0000       100.0000
                           6.2500            160,000.00        ZZ
                           6.0000            985.15            2
                           11.2500           985.15            45
MIAMI            FL 33133  11.0000           08/11/04
0421593278                 0.0000            10/01/04          00
0421593278                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9462693                    5.6250            228000.0000       100.0000
                           5.6250            228,000.00        ZZ
                           5.3750            1312.50           1
                           10.6250           1312.50           80
MIDLAND          MI 48640  10.3750           08/06/04
0421603820                 0.0000            10/01/04          00
0421603820                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9464801                    6.1250            333500.0000       100.0000
                           6.1250            333,500.00        ZZ
                           5.8750            1702.24           1
                           11.1250           1702.24           45
VIENNA           VA 22181  10.8750           08/04/04
0438206492                 0.0000            10/01/04          00
50104180                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          11.1250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9465493                    6.0000            328500.0000       100.0000
                           6.0000            328,172.98        ZZ
                           5.7500            1969.52           1
                           11.0000           1969.52           90
ARLINGTON        TN 38002  10.7500           08/06/04
0421607748                 0.0000            09/01/04          10
0421607748                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9468249                    5.8750            500000.0000       100.0000
                           5.8750            500,000.00        TX
                           5.6250            2957.69           1
                           10.8750           2957.69           79
AUSTIN           TX 78703  10.6250           08/06/04
0438216848                 0.0000            10/01/04          00
3000646454                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
U05/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9469045                    5.5000            135000.0000       100.0000
                           5.5000            135,000.00        ZZ
                           5.2500            766.52            1
                           10.5000           766.52            68
YUKON            OK 73099  10.2500           08/09/04
0421626094                 0.0000            10/01/04          00
0421626094                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9469653                    6.0000            280000.0000       100.0000
                           6.0000            280,000.00        ZZ
                           5.7500            1678.74           1
                           11.0000           1678.74           74
WEST BLOOMFIELD  MI 48324  10.7500           08/13/04
0421493479                 3.2500            10/01/04          00
0421493479                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9469717                    5.7500            172000.0000       100.0000
                           5.7500            172,000.00        ZZ
                           5.5000            824.17            1
                           10.7500           824.17            72
SALT LAKE CITY   UT 84108  10.5000           08/09/04
0421521311                 0.0000            10/01/04          00
0421521311                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9469905                    5.8750            608000.0000       100.0000
                           5.8750            608,000.00        ZZ
                           5.6250            2976.67           1
                           10.8750           2976.67           80
SCOTTSDALE       AZ 85262  10.6250           08/04/04
0421388703                 0.0000            10/01/04          00
0421388703                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9470390                    5.7500            184000.0000       100.0000
                           5.7500            184,000.00        T
                           5.5000            881.67            1
                           10.7500           881.67            80
LONGWOOD         FL 32779  10.5000           07/30/04
0438173189                 0.0000            09/01/04          00
20040968                   0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
R68/G02                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9470732                    5.5000            479200.0000       100.0000
                           5.5000            479,200.00        ZZ
                           5.2500            2196.33           1
                           10.5000           2196.33           80
WASHINGTON       DC 20009  10.2500           07/16/04
0438155244                 0.0000            09/01/04          00
26404087                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
696/G02                    2.0000            09/01/09          09/01/09
25                         2.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           O                 0.0000

9472330                    6.2500            886900.0000       100.0000
                           6.2500            886,900.00        ZZ
                           6.0000            4619.27           1
                           11.2500           4619.27           64
LEESBURG         VA 20176  11.0000           07/23/04
0438161069                 0.0000            09/01/04          00
21704150                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          11.2500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9472340                    6.7500            1095000.0000      100.0000
                           6.7500            1,095,000.00      ZZ
                           6.5000            6159.38           1
                           11.7500           6159.38           75
SILVER SPRING    MD 20905  11.5000           07/23/04
0438159899                 0.0000            09/01/04          00
20204099                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9473039                    5.6250            237000.0000       100.0000
                           5.6250            237,000.00        ZZ
                           5.3750            1364.31           1
                           10.6250           1364.31           73
NORMAN           OK 73072  10.3750           08/11/04
0421098047                 0.0000            10/01/04          00
0421098047                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9473061                    5.8750            367900.0000       100.0000
                           5.8750            367,900.00        ZZ
                           5.6250            1801.18           1
                           10.8750           1801.18           80
SOULSBYVILLE     CA 95372  10.6250           08/06/04
0421192493                 0.0000            10/01/04          00
0421192493                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9473080                    5.5000            362000.0000       100.0000
                           5.5000            362,000.00        ZZ
                           5.2500            1659.17           1
                           10.5000           1659.17           84
SILVER SPRING    MD 20904  10.2500           07/22/04
0438165896                 0.0000            09/01/04          12
26404090                   0.0000            08/01/34          12.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9473317                    6.0000            383200.0000       100.0000
                           6.0000            383,200.00        ZZ
                           5.7500            1916.00           1
                           12.0000           1916.00           80
KISSIMMEE        FL 34747  11.7500           07/26/04
0438218521                 2.8750            09/01/04          00
24070127                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.0000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     03                00
                           O                 0.0000

9473473                    5.8750            520000.0000       100.0000
                           5.8750            520,000.00        ZZ
                           5.6250            2545.83           1
                           10.8750           2545.83           68
NEWBURY PARK     CA 91320  10.6250           08/04/04
0421495342                 0.0000            10/01/04          00
0421495342                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9473485                    5.3750            146200.0000       100.0000
                           5.3750            146,200.00        ZZ
                           5.1250            818.68            1
                           10.3750           818.68            95
CALERA           AL 35040  10.1250           08/11/04
0421500356                 0.0000            10/01/04          01
0421500356                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9473507                    6.0000            197100.0000       100.0000
                           6.0000            197,100.00        ZZ
                           5.7500            1181.71           2
                           11.0000           1181.71           90
SALT LAKE CITY   UT 84102  10.7500           08/11/04
0421514209                 0.0000            10/01/04          01
0421514209                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9473541                    5.3750            179200.0000       100.0000
                           5.3750            179,200.00        ZZ
                           5.1250            802.67            1
                           10.3750           802.67            80
FLORENCE         OR 97439  10.1250           08/09/04
0421525106                 0.0000            10/01/04          00
0421525106                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9473607                    5.5000            219200.0000       100.0000
                           5.5000            219,200.00        ZZ
                           5.2500            1244.59           1
                           10.5000           1244.59           80
GAINESVILLE      FL 32607  10.2500           08/16/04
0421556077                 0.0000            10/01/04          00
0421556077                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9473665                    5.6250            251500.0000       100.0000
                           5.6250            251,500.00        ZZ
                           5.3750            1447.78           1
                           10.6250           1447.78           50
BUFFALO GROVE    IL 60089  10.3750           08/11/04
0421596396                 0.0000            10/01/04          00
0421596396                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9473685                    5.7500            350000.0000       100.0000
                           5.7500            350,000.00        ZZ
                           5.5000            1677.08           1
                           10.7500           1677.08           78
DEDHAM           MA 02026  10.5000           08/10/04
0421610239                 3.2500            10/01/04          00
0421610239                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     5                 0
0.0000                     05                00
                           O                 0.0000

9473758                    5.5000            475000.0000       100.0000
                           5.5000            475,000.00        ZZ
                           5.2500            2177.08           1
                           10.5000           2177.08           72
MCLEAN           VA 22101  10.2500           07/26/04
0438167454                 0.0000            09/01/04          00
30504081                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
696/G02                    2.0000            09/01/09          09/01/09
25                         2.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9474670                    5.6250            124000.0000       100.0000
                           5.6250            123,867.44        ZZ
                           5.3750            713.81            1
                           10.6250           713.81            80
BOISE            ID 83705  10.3750           07/28/04
0438181919                 3.2500            09/01/04          00
4041425                    3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
B44/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     1                 0
0.0000                     05                00
                           O                 0.0000

9476083                    5.3750            288450.0000       100.0000
                           5.3750            288,450.00        ZZ
                           5.1250            1292.02           1
                           10.3750           1292.02           80
SNOHOMISH        WA 98290  10.1250           08/13/04
0420863227                 0.0000            10/01/04          00
0420863227                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9476165                    6.3750            147100.0000       100.0000
                           6.3750            146,963.76        ZZ
                           6.1250            917.71            2
                           12.3750           917.71            78
LEHIGH ACRES     FL 33971  12.1250           07/21/04
0438218596                 2.8750            09/01/04          00
24060586                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     2                 0
0.0000                     05                00
                           N                 0.0000

9476209                    5.6250            488000.0000       100.0000
                           5.6250            488,000.00        ZZ
                           5.3750            2287.50           1
                           10.6250           2287.50           80
GREENWICH        CT 06830  10.3750           08/17/04
0421197187                 0.0000            10/01/04          00
0421197187                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9476275                    5.6250            153000.0000       100.0000
                           5.6250            153,000.00        ZZ
                           5.3750            880.75            1
                           10.6250           880.75            45
LINCOLN          CA 95648  10.3750           08/06/04
0421278300                 0.0000            10/01/04          00
0421278300                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9476369                    6.2500            166500.0000       100.0000
                           6.2500            166,342.02        ZZ
                           6.0000            1025.17           1
                           12.2500           1025.17           90
NAPLES           FL 34120  12.0000           07/28/04
0438219016                 2.8750            09/01/04          11
24070281                   2.6250            08/01/34          25.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     2                 0
0.0000                     05                00
                           O                 0.0000

9476399                    5.3750            123200.0000       100.0000
                           5.3750            123,061.95        ZZ
                           5.1250            689.88            1
                           11.3750           689.88            80
ORLANDO          FL 32809  11.1250           07/12/04
0438219081                 2.8750            09/01/04          00
24020291                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     03                00
                           N                 0.0000

9476537                    6.1250            171000.0000       100.0000
                           6.1250            170,833.80        ZZ
                           5.8750            1039.01           1
                           12.1250           1039.01           90
MIAMI BEACH      FL 33139  11.8750           07/26/04
0438219420                 2.8750            09/01/04          11
24060526                   2.6250            08/01/34          30.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.1250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     06                00
                           O                 0.0000

9476587                    6.1250            464000.0000       100.0000
                           6.1250            464,000.00        ZZ
                           5.8750            2368.33           1
                           11.1250           2368.33           80
LIVERMORE        CA 94550  10.8750           08/06/04
0421590050                 0.0000            10/01/04          00
0421590050                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9478511                    5.5000            202000.0000       100.0000
                           5.5000            202,000.00        ZZ
                           5.2500            1146.93           1
                           10.5000           1146.93           68
SILVER SPRING    MD 20902  10.2500           08/12/04
0438276370                 0.0000            10/01/04          00
4500407032                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
F34/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9478759                    6.0000            352000.0000       100.0000
                           6.0000            352,000.00        ZZ
                           5.7500            2110.42           1
                           11.0000           2110.42           80
GARDENA          CA 90248  10.7500           08/11/04
0438278384                 0.0000            10/01/04          00
07122904                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
642/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9478917                    6.3750            290700.0000       100.0000
                           6.3750            290,700.00        ZZ
                           6.1250            1813.59           4
                           11.3750           1813.59           85
MESA             AZ 85203  11.1250           08/10/04
0438276776                 0.0000            10/01/04          01
33909                      0.0000            09/01/34          12.0000
0                          3.2500            09/01/09          09/01/09
R80/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9481359                    5.5000            369000.0000       100.0000
                           5.5000            369,000.00        ZZ
                           5.2500            1691.25           1
                           10.5000           1691.25           79
CORONA           CA 92880  10.2500           08/09/04
0421007832                 0.0000            10/01/04          00
0421007832                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9481369                    5.7500            190000.0000       100.0000
                           5.7500            190,000.00        ZZ
                           5.5000            1108.79           1
                           10.7500           1108.79           80
MOUNT VERNON     WA 98273  10.5000           08/10/04
0421116823                 0.0000            10/01/04          00
0421116823                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9481383                    5.7500            420000.0000       100.0000
                           5.7500            420,000.00        ZZ
                           5.5000            2012.50           1
                           10.7500           2012.50           79
ANTHEM           AZ 85086  10.5000           08/13/04
0421197443                 0.0000            10/01/04          00
0421197443                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9483875                    6.3750            200000.0000       100.0000
                           6.3750            200,000.00        ZZ
                           6.1250            1062.50           1
                           12.3750           1062.50           80
KENT             WA 98031  12.1250           08/03/04
0438278749                 2.2500            10/01/04          00
09407026                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          12.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
4.1250                     2                 0
0.0000                     05                00
                           O                 0.0000

9483923                    5.8750            295600.0000       100.0000
                           5.8750            295,600.00        ZZ
                           5.6250            1447.21           1
                           11.8750           1447.21           80
SNOQUALMIE       WA 98065  11.6250           08/05/04
0438289969                 2.2500            10/01/04          00
09407295                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.6250                     1                 0
0.0000                     03                00
                           O                 0.0000

9483991                    5.8750            360000.0000       100.0000
                           5.8750            360,000.00        ZZ
                           5.6250            1762.50           1
                           10.8750           1762.50           80
POWAY            CA 92064  10.6250           08/09/04
0438279564                 0.0000            10/01/04          00
014070088                  0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9484215                    5.5000            196160.0000       100.0000
                           5.5000            196,160.00        ZZ
                           5.2500            899.07            1
                           10.5000           899.07            80
SEATTLE          WA 98133  10.2500           08/09/04
0438279085                 0.0000            10/01/04          00
09404071                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9484967                    5.8750            110000.0000       100.0000
                           5.8750            109,887.85        ZZ
                           5.6250            650.69            1
                           10.8750           650.69            69
CROWN POINT      IN 46307  10.6250           07/30/04
0438278673                 0.0000            09/01/04          00
586160                     0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
H49/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9484975                    5.6250            162485.0000       100.0000
                           5.6250            162,485.00        ZZ
                           5.3750            761.65            1
                           11.6250           761.65            65
SNOHOMISH        WA 98296  11.3750           08/09/04
0438279473                 2.2500            10/01/04          00
09407259                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.6250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     03                00
                           O                 0.0000

9485077                    6.2500            500000.0000       100.0000
                           6.2500            500,000.00        ZZ
                           6.0000            2604.17           1
                           12.2500           2604.17           80
SEATTLE          WA 98103  12.0000           08/10/04
0438286791                 2.2500            10/01/04          00
09407374                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          12.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
4.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9485384                    5.8750            186400.0000       100.0000
                           5.8750            186,400.00        ZZ
                           5.6250            912.58            1
                           10.8750           912.58            80
DAMASCUS         MD 20872  10.6250           08/11/04
0438227365                 0.0000            10/01/04          00
31204238                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9485431                    6.1250            180000.0000       100.0000
                           6.1250            180,000.00        ZZ
                           5.8750            918.75            1
                           12.1250           918.75            80
HENDERSON        NV 89015  11.8750           08/05/04
0438279374                 2.2500            10/01/04          00
040721000                  2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          12.1250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.8750                     1                 0
0.0000                     05                00
                           N                 0.0000

9485483                    5.8750            196000.0000       100.0000
                           5.8750            196,000.00        ZZ
                           5.6250            959.58            1
                           11.8750           959.58            80
AUBURN           WA 98092  11.6250           08/02/04
0438279648                 2.2500            10/01/04          00
09407245                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.6250                     1                 0
0.0000                     05                00
                           O                 0.0000

9485497                    5.5000            287200.0000       100.0000
                           5.5000            287,200.00        ZZ
                           5.2500            1630.69           1
                           10.5000           1630.69           80
MORTON GROVE     IL 60053  10.2500           08/19/04
0421610924                 0.0000            10/01/04          00
0421610924                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9485563                    5.6250            232500.0000       100.0000
                           5.6250            232,500.00        ZZ
                           5.3750            1089.84           1
                           11.6250           1089.84           44
SPOKANE          WA 99203  11.3750           08/05/04
0438289951                 2.2500            10/01/04          00
040722000                  2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.6250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     05                00
                           N                 0.0000

9485751                    5.7500            239850.0000       100.0000
                           5.7500            239,850.00        ZZ
                           5.5000            1149.28           3
                           11.7500           1149.28           65
LYNWOOD          CA 90262  11.5000           08/03/04
0438278681                 2.2500            10/01/04          00
11407075                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     1                 0
0.0000                     05                00
                           N                 0.0000

9485849                    6.3750            167800.0000       100.0000
                           6.3750            167,800.00        ZZ
                           6.1250            1046.85           4
                           11.3750           1046.85           90
LEBANON          OH 45036  11.1250           08/19/04
0421711581                 0.0000            10/01/04          04
0421711581                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9485855                    5.3750            500000.0000       100.0000
                           5.3750            500,000.00        ZZ
                           5.1250            2239.58           1
                           10.3750           2239.58           80
WINDSOR          CA 95492  10.1250           08/09/04
0421712183                 0.0000            10/01/04          00
0421712183                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9487062                    5.8750            584000.0000       100.0000
                           5.8750            584,000.00        ZZ
                           5.6250            2859.17           1
                           10.8750           2859.17           80
GREAT FALLS      VA 22066  10.6250           08/05/04
0438275679                 0.0000            10/01/04          00
24504273                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9487180                    5.7500            215200.0000       100.0000
                           5.7500            215,200.00        ZZ
                           5.5000            1031.17           1
                           10.7500           1031.17           80
WASHINGTON       DC 20001  10.5000           08/19/04
0438274649                 0.0000            10/01/04          00
32604222                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9487247                    5.8750            297000.0000       100.0000
                           5.8750            297,000.00        ZZ
                           5.6250            1454.06           1
                           10.8750           1454.06           80
DOWNEY           CA 90240  10.6250           08/05/04
0438276578                 0.0000            10/01/04          00
29004436                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
G27/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9487406                    5.8750            404000.0000       100.0000
                           5.8750            404,000.00        ZZ
                           5.6250            1977.92           1
                           10.8750           1977.92           80
WASHINGTON       DC 20008  10.6250           08/20/04
0438277345                 0.0000            10/01/04          00
30404205                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     08                00
                           O                 0.0000

9487408                    5.6250            360000.0000       100.0000
                           5.6250            360,000.00        ZZ
                           5.3750            1687.50           1
                           10.6250           1687.50           80
ALEXANDRIA       VA 22301  10.3750           08/20/04
0438277774                 0.0000            10/01/04          00
23104059                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9488252                    5.6250            443500.0000       100.0000
                           5.6250            443,500.00        ZZ
                           5.3750            2078.91           1
                           10.6250           2078.91           95
BRANDYWINE       MD 20613  10.3750           08/20/04
0438287278                 0.0000            10/01/04          12
30104113                   0.0000            09/01/34          30.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9488262                    5.2500            191500.0000       100.0000
                           5.2500            191,500.00        ZZ
                           5.0000            837.81            1
                           10.2500           837.81            85
MANASSAS         VA 20109  10.0000           08/26/04
0438288342                 0.0000            10/01/04          12
23304286                   0.0000            09/01/34          12.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.2500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9489746                    5.7500            311950.0000       100.0000
                           5.7500            311,950.00        ZZ
                           5.5000            1494.76           1
                           10.7500           1494.76           65
ALEXANDRIA       VA 22315  10.5000           08/26/04
0438287633                 0.0000            10/01/04          00
25504122                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9489754                    5.8750            316050.0000       100.0000
                           5.8750            316,050.00        ZZ
                           5.6250            1547.33           1
                           10.8750           1547.33           80
ALEXANDRIA       VA 22315  10.6250           08/24/04
0438289019                 0.0000            10/01/04          00
24604229                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9491223                    5.2500            104900.0000       100.0000
                           5.2500            104,900.00        ZZ
                           5.0000            579.26            1
                           10.2500           579.26            75
CHAPEL HILL      NC 27516  10.0000           08/20/04
0421564311                 0.0000            10/01/04          00
0421564311                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9491435                    5.5000            615000.0000       100.0000
                           5.5000            615,000.00        ZZ
                           5.2500            2818.75           1
                           10.5000           2818.75           64
SAN DIEGO        CA 92127  10.2500           08/12/04
0421643586                 0.0000            10/01/04          00
0421643586                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9491447                    5.1250            333700.0000       100.0000
                           5.1250            333,700.00        ZZ
                           4.8750            1816.95           1
                           10.1250           1816.95           77
EUGENE           OR 97401  9.8750            08/16/04
0421679663                 0.0000            10/01/04          00
0421679663                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9491489                    5.7500            112000.0000       100.0000
                           5.7500            112,000.00        ZZ
                           5.5000            653.60            2
                           10.7500           653.60            75
AUSTIN           TX 78723  10.5000           08/10/04
0421695958                 0.0000            10/01/04          00
0421695958                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9491735                    5.3750            122400.0000       100.0000
                           5.3750            122,400.00        ZZ
                           5.1250            685.40            1
                           10.3750           685.40            80
OREM             UT 84097  10.1250           08/17/04
0421761339                 0.0000            10/01/04          00
0421761339                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9493791                    5.7500            160000.0000       100.0000
                           5.7500            160,000.00        ZZ
                           5.5000            766.67            1
                           11.7500           766.67            80
PUYALLUP         WA 98374  11.5000           08/05/04
0438289761                 0.0000            10/01/04          00
09407265                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9494083                    5.2500            400000.0000       100.0000
                           5.2500            400,000.00        ZZ
                           5.0000            1750.00           1
                           10.2500           1750.00           80
LOCUST GROVE     GA 30248  10.0000           08/05/04
0438279903                 2.2500            09/01/04          00
26501653                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L21/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9494125                    5.5000            111000.0000       100.0000
                           5.5000            111,000.00        ZZ
                           5.2500            508.75            1
                           10.5000           508.75            64
WINTERVILLE      GA 30683  10.2500           08/04/04
0438278251                 2.2500            10/01/04          00
26501858                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     2                 0
0.0000                     05                00
                           O                 0.0000

9494351                    5.3750            318000.0000       100.0000
                           5.3750            318,000.00        ZZ
                           5.1250            1424.38           1
                           10.3750           1424.38           80
BRISTOW          VA 20136  10.1250           08/06/04
0438278657                 2.2500            10/01/04          00
28501670                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     5                 0
0.0000                     03                00
                           O                 0.0000

9494391                    5.3750            189400.0000       100.0000
                           5.3750            189,400.00        ZZ
                           5.1250            848.35            1
                           10.3750           848.35            80
NEWNAN           GA 30265  10.1250           07/29/04
0438278277                 2.2500            09/01/04          00
26501585                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L21/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     09                00
                           O                 0.0000

9494393                    5.5000            276000.0000       100.0000
                           5.5000            276,000.00        ZZ
                           5.2500            1567.10           2
                           10.5000           1567.10           80
PORTLAND         ME 04101  10.2500           08/10/04
0438279432                 2.2500            10/01/04          00
28501591                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9494401                    5.5000            247000.0000       100.0000
                           5.5000            247,000.00        ZZ
                           5.2500            1402.44           1
                           10.5000           1402.44           68
JAMAICA PLAIN    MA 02130  10.2500           08/12/04
0438278152                 2.2500            10/01/04          00
28501430                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9494729                    5.8750            351000.0000       100.0000
                           5.8750            351,000.00        ZZ
                           5.6250            1718.44           2
                           10.8750           1718.44           90
NUTLEY           NJ 07110  10.6250           08/23/04
0421329889                 0.0000            10/01/04          10
0421329889                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9495111                    5.7500            400000.0000       100.0000
                           5.7500            400,000.00        ZZ
                           5.5000            2334.29           1
                           10.7500           2334.29           73
CORAL GABLES     FL 33134  10.5000           08/23/04
0421651787                 0.0000            10/01/04          00
0421651787                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9495161                    5.6250            397000.0000       100.0000
                           5.6250            397,000.00        ZZ
                           5.3750            1860.94           1
                           10.6250           1860.94           75
VENTURA          CA 93004  10.3750           08/16/04
0421697434                 0.0000            10/01/04          00
0421697434                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9499471                    5.6250            166000.0000       100.0000
                           5.6250            166,000.00        ZZ
                           5.3750            778.13            1
                           10.6250           778.13            80
GILBERT          AZ 85233  10.3750           08/13/04
0438286478                 3.2500            10/01/04          00
0010308922                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
313/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     2                 0
0.0000                     03                00
                           O                 0.0000

9500149                    6.2500            192400.0000       100.0000
                           6.2500            192,400.00        ZZ
                           6.0000            1184.64           2
                           11.2500           1184.64           65
BELLEVILLE       NJ 07109  11.0000           08/24/04
0421795576                 0.0000            10/01/04          00
0421795576                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9500567                    6.4750            487500.0000       100.0000
                           6.4750            487,500.00        ZZ
                           6.2250            2630.47           1
                           12.4750           2630.47           75
LOS ANGELES      CA 91307  12.2250           08/05/04
0438285124                 0.0000            10/01/04          00
9509992                    0.0000            09/01/34          0.0000
0                          2.3500            09/01/09          09/01/09
808/G02                    2.1000            10/01/09          10/01/09
45                         4.4750            0.0000            0.0000
A                          8.4750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9500633                    5.8750            750000.0000       100.0000
                           5.8750            750,000.00        ZZ
                           5.6250            3671.88           1
                           10.8750           3671.88           76
LOS ANGELES      CA 90039  10.6250           08/03/04
0438283624                 0.0000            10/01/04          00
9509899                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
808/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9500635                    5.5000            160000.0000       100.0000
                           5.5000            160,000.00        ZZ
                           5.2500            908.47            1
                           10.5000           908.47            77
CHOWCHILLA       CA 93610  10.2500           08/03/04
0438283848                 0.0000            10/01/04          00
9436186                    0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
808/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9500755                    5.5000            500000.0000       100.0000
                           5.5000            500,000.00        ZZ
                           5.2500            2838.95           1
                           10.5000           2838.95           63
WOODLAND HILLS   CA 91367  10.2500           08/06/04
0438283145                 0.0000            10/01/04          00
9509913                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
808/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9500877                    5.8750            189700.0000       100.0000
                           5.8750            189,700.00        ZZ
                           5.6250            928.74            1
                           10.8750           928.74            72
MAYWOOD          CA 90270  10.6250           08/02/04
0438291205                 0.0000            10/01/04          00
9509883                    0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
808/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9501585                    6.1250            720000.0000       100.0000
                           6.1250            720,000.00        ZZ
                           5.8750            3675.00           1
                           11.1250           3675.00           80
SAN DIEGO        CA 92123  10.8750           07/30/04
0438291676                 0.0000            10/01/04          00
9903700                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
808/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9502788                    5.5000            225000.0000       100.0000
                           5.5000            225,000.00        ZZ
                           5.2500            1277.53           1
                           10.5000           1277.53           60
ALEXANDRIA       VA 22304  10.2500           08/30/04
0438337339                 0.0000            10/01/04          00
24604247                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9503289                    5.7500            354500.0000       100.0000
                           5.7500            354,500.00        ZZ
                           5.5000            1698.65           1
                           10.7500           1698.65           75
POWAY            CA 92064  10.5000           08/12/04
0421767609                 0.0000            10/01/04          00
0421767609                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9503411                    6.0000            131920.0000       100.0000
                           6.0000            131,920.00        ZZ
                           5.7500            790.93            1
                           11.0000           790.93            80
NORTH LAS VEGAS  NV 89031  10.7500           08/17/04
0421706169                 0.0000            10/01/04          00
0421706169                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9503513                    6.0000            328000.0000       100.0000
                           6.0000            328,000.00        ZZ
                           5.7500            1966.53           2
                           11.0000           1966.53           80
FREEHOLD         NJ 07728  10.7500           08/25/04
0421533936                 0.0000            10/01/04          00
0421533936                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9504875                    5.3750            190000.0000       100.0000
                           5.3750            190,000.00        ZZ
                           5.1250            851.04            1
                           10.3750           851.04            74
MARIETTA         GA 30068  10.1250           08/20/04
0438281396                 2.2500            10/01/04          00
26502065                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     2                 0
0.0000                     05                00
                           O                 0.0000

9505311                    5.7500            536250.0000       100.0000
                           5.7500            536,250.00        ZZ
                           5.5000            2569.53           1
                           10.7500           2569.53           65
ALEXANDRIA       VA 22310  10.5000           08/19/04
0438280992                 0.0000            10/01/04          00
26304050                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9505967                    5.7500            510000.0000       100.0000
                           5.7500            510,000.00        ZZ
                           5.5000            2443.75           1
                           10.7500           2443.75           75
MESA             AZ 85213  10.5000           08/18/04
0421590225                 0.0000            10/01/04          00
0421590225                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9506301                    5.5000            624000.0000       100.0000
                           5.5000            624,000.00        ZZ
                           5.2500            3543.00           1
                           10.5000           3543.00           80
WOODWAY          WA 98020  10.2500           08/24/04
0421353111                 0.0000            10/01/04          00
0421353111                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506405                    6.2500            182500.0000       100.0000
                           6.2500            182,326.84        ZZ
                           6.0000            1123.68           1
                           11.2500           1123.68           90
OREM             UT 84057  11.0000           07/26/04
0438286064                 0.0000            09/01/04          01
237187                     0.0000            08/01/34          25.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507591                    5.8750            464000.0000       100.0000
                           5.8750            463,526.93        ZZ
                           5.6250            2744.74           1
                           10.8750           2744.74           80
TURLOCK          CA 95382  10.6250           07/12/04
0438299323                 0.0000            09/01/04          00
1118439                    0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
T44/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507593                    6.0000            148000.0000       100.0000
                           6.0000            148,000.00        ZZ
                           5.7500            740.00            1
                           11.0000           740.00            80
PHOENIX          AZ 85045  10.7500           08/02/04
0438289746                 0.0000            10/01/04          00
240373                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507595                    5.2500            104000.0000       100.0000
                           5.2500            104,000.00        ZZ
                           5.0000            455.00            1
                           10.2500           455.00            80
PHOENIX          AZ 85008  10.0000           08/11/04
0438290470                 0.0000            10/01/04          00
240709                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507597                    6.1250            156000.0000       100.0000
                           6.1250            156,000.00        ZZ
                           5.8750            796.25            1
                           11.1250           796.25            85
LAS VEGAS        NV 89108  10.8750           07/27/04
0438289530                 0.0000            09/01/04          01
239666                     0.0000            08/01/34          12.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507601                    5.7500            448000.0000       100.0000
                           5.7500            448,000.00        ZZ
                           5.5000            2146.67           1
                           10.7500           2146.67           80
CONCORD          CA 94519  10.5000           07/27/04
0438293706                 0.0000            09/01/04          00
241858                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507609                    5.8750            370452.0000       100.0000
                           5.8750            370,452.00        ZZ
                           5.6250            1813.67           1
                           10.8750           1813.67           80
DISCOVERY BAY    CA 94514  10.6250           07/27/04
0438289076                 0.0000            09/01/04          00
236846                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507619                    6.2500            237600.0000       100.0000
                           6.2500            237,600.00        ZZ
                           6.0000            1237.50           1
                           11.2500           1237.50           80
PASO ROBLES      CA 93446  11.0000           08/10/04
0438290579                 0.0000            10/01/04          00
243054                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507623                    5.7500            236000.0000       100.0000
                           5.7500            236,000.00        ZZ
                           5.5000            1130.83           1
                           10.7500           1130.83           80
SCOTTSDALE       AZ 85254  10.5000           08/04/04
0438293177                 0.0000            10/01/04          00
242661                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507629                    5.5000            333700.0000       100.0000
                           5.5000            333,700.00        ZZ
                           5.2500            1529.46           1
                           10.5000           1529.46           77
ROCKLIN          CA 95765  10.2500           08/02/04
0438288466                 0.0000            10/01/04          00
239619                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507633                    6.0000            400000.0000       100.0000
                           6.0000            400,000.00        ZZ
                           5.7500            2000.00           1
                           11.0000           2000.00           80
SAN JOSE         CA 95111  10.7500           08/04/04
0438290165                 0.0000            10/01/04          00
243474                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507637                    6.2500            408000.0000       100.0000
                           6.2500            408,000.00        ZZ
                           6.0000            2125.00           1
                           11.2500           2125.00           80
STEVENSON RANCH  CA 91381  11.0000           08/04/04
0438290421                 2.2500            10/01/04          00
232665                     2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         0.0000            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
4.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9507639                    5.8750            240000.0000       100.0000
                           5.8750            240,000.00        ZZ
                           5.6250            1175.00           1
                           10.8750           1175.00           80
SPARKS           NV 89436  10.6250           08/06/04
0438290264                 0.0000            10/01/04          00
244672                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507711                    5.6250            216800.0000       100.0000
                           5.6250            216,568.23        ZZ
                           5.3750            1248.02           1
                           10.6250           1248.02           80
GALT             CA 95632  10.3750           07/30/04
0438293136                 0.0000            09/01/04          00
242333                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507717                    6.0000            328000.0000       100.0000
                           6.0000            328,000.00        ZZ
                           5.7500            1640.00           1
                           11.0000           1640.00           80
LEMON GROVE      CA 91945  10.7500           07/23/04
0438293201                 0.0000            09/01/04          00
239545                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9507719                    6.1250            333700.0000       100.0000
                           6.1250            333,700.00        ZZ
                           5.8750            1703.26           1
                           11.1250           1703.26           76
MINDEN           NV 89423  10.8750           07/27/04
0438293102                 0.0000            10/01/04          00
242260                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9507741                    6.2500            169200.0000       100.0000
                           6.2500            169,200.00        ZZ
                           6.0000            881.25            1
                           11.2500           881.25            80
PHOENIX          AZ 85044  11.0000           08/04/04
0438293276                 0.0000            10/01/04          00
244540                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507743                    5.7500            423000.0000       100.0000
                           5.7500            423,000.00        ZZ
                           5.5000            2026.88           1
                           10.7500           2026.88           64
OAKLAND          CA 94611  10.5000           07/23/04
0438292922                 0.0000            09/01/04          00
240430                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9507745                    6.0000            304000.0000       100.0000
                           6.0000            304,000.00        ZZ
                           5.7500            1520.00           1
                           11.0000           1520.00           80
SAN DIEGO        CA 92139  10.7500           08/12/04
0438286619                 0.0000            10/01/04          00
244779                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507751                    6.0000            158400.0000       100.0000
                           6.0000            158,400.00        ZZ
                           5.7500            792.00            1
                           11.0000           792.00            80
TACOMA           WA 98422  10.7500           08/06/04
0438293599                 0.0000            10/01/04          00
244144                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507755                    5.8750            260000.0000       100.0000
                           5.8750            260,000.00        ZZ
                           5.6250            1272.92           1
                           10.8750           1272.92           80
SACRAMENTO       CA 95817  10.6250           08/06/04
0438293219                 0.0000            10/01/04          00
243744                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507761                    5.3750            290000.0000       100.0000
                           5.3750            290,000.00        ZZ
                           5.1250            1298.96           3
                           10.3750           1298.96           56
SANTA MARIA      CA 93454  10.1250           08/09/04
0438289480                 0.0000            10/01/04          00
240988                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9507765                    5.5000            228000.0000       100.0000
                           5.5000            228,000.00        ZZ
                           5.2500            1045.00           1
                           10.5000           1045.00           80
SCOTTSDALE       AZ 85250  10.2500           08/09/04
0438286817                 0.0000            10/01/04          00
241946                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9507767                    5.6250            280000.0000       100.0000
                           5.6250            280,000.00        ZZ
                           5.3750            1611.84           1
                           10.6250           1611.84           80
FREMONT          CA 94536  10.3750           08/02/04
0438289308                 0.0000            10/01/04          00
243079                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9507773                    5.7500            149316.0000       100.0000
                           5.7500            149,316.00        ZZ
                           5.5000            871.37            1
                           10.7500           871.37            80
MARYSVILLE       CA 95901  10.5000           08/05/04
0438293425                 0.0000            10/01/04          00
239843                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507781                    6.0000            244000.0000       100.0000
                           6.0000            244,000.00        ZZ
                           5.7500            1220.00           1
                           11.0000           1220.00           80
SAN JOSE         CA 95110  10.7500           08/02/04
0438290348                 0.0000            10/01/04          00
241872                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9507787                    6.2500            140000.0000       100.0000
                           6.2500            140,000.00        ZZ
                           6.0000            729.17            1
                           11.2500           729.17            80
ARLINGTON        WA 98223  11.0000           08/13/04
0438290652                 2.2500            10/01/04          00
245397                     2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         0.0000            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
4.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507789                    6.1250            259800.0000       100.0000
                           6.1250            259,800.00        ZZ
                           5.8750            1326.06           3
                           11.1250           1326.06           90
SPARKS           NV 89431  10.8750           08/05/04
0438287567                 0.0000            10/01/04          01
243364                     0.0000            09/01/34          25.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9507797                    6.5000            459900.0000       100.0000
                           6.5000            459,900.00        ZZ
                           6.2500            2491.13           1
                           11.5000           2491.13           80
FOUNTAIN HILLS   AZ 85268  11.2500           08/06/04
0438285819                 0.0000            10/01/04          00
244410                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507799                    5.7500            292000.0000       100.0000
                           5.7500            292,000.00        ZZ
                           5.5000            1399.17           1
                           10.7500           1399.17           80
NATIONAL CITY    CA 91950  10.5000           07/26/04
0438288854                 0.0000            09/01/04          00
242100                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507801                    5.7500            320000.0000       100.0000
                           5.7500            320,000.00        ZZ
                           5.5000            1533.33           1
                           10.7500           1533.33           80
CORONA           CA 92881  10.5000           07/29/04
0438289597                 0.0000            09/01/04          00
242277                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507803                    6.0000            100000.0000       100.0000
                           6.0000            100,000.00        ZZ
                           5.7500            500.00            1
                           11.0000           500.00            80
FALLON           NV 89406  10.7500           07/19/04
0438289639                 0.0000            09/01/04          00
237182                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507805                    5.8750            190400.0000       100.0000
                           5.8750            190,400.00        ZZ
                           5.6250            1126.29           1
                           10.8750           1126.29           80
PHOENIX          AZ 85043  10.6250           08/10/04
0438315194                 0.0000            10/01/04          00
244317                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507811                    5.7500            92500.0000        100.0000
                           5.7500            92,500.00         ZZ
                           5.5000            539.81            1
                           10.7500           539.81            78
MESA             AZ 85204  10.5000           08/02/04
0438289845                 0.0000            10/01/04          00
241797                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9507813                    5.8750            268000.0000       100.0000
                           5.8750            268,000.00        ZZ
                           5.6250            1312.08           1
                           10.8750           1312.08           80
FRESNO           CA 93704  10.6250           07/30/04
0438289548                 0.0000            10/01/04          00
241283                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9507815                    5.5000            186800.0000       100.0000
                           5.5000            186,800.00        ZZ
                           5.2500            856.17            1
                           10.5000           856.17            80
MANTECA          CA 95337  10.2500           07/29/04
0438289431                 0.0000            09/01/04          00
243441                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507823                    6.2500            140650.0000       100.0000
                           6.2500            140,650.00        ZZ
                           6.0000            732.55            1
                           11.2500           732.55            80
SURPRISE         AZ 85379  11.0000           07/21/04
0438290496                 0.0000            09/01/04          00
0000239432                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507825                    5.6250            508000.0000       100.0000
                           5.6250            508,000.00        ZZ
                           5.3750            2381.25           1
                           10.6250           2381.25           80
NOVATO           CA 94947  10.3750           07/27/04
0438288987                 0.0000            09/01/04          00
239907                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9507827                    5.5000            132000.0000       100.0000
                           5.5000            131,855.52        ZZ
                           5.2500            749.48            1
                           10.5000           749.48            80
TUCSON           AZ 85716  10.2500           07/27/04
0438289498                 0.0000            09/01/04          00
0000239831                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507913                    5.8750            440000.0000       100.0000
                           5.8750            440,000.00        ZZ
                           5.6250            2154.17           1
                           10.8750           2154.17           73
BENICIA          CA 94510  10.6250           08/02/04
0438290728                 0.0000            10/01/04          00
237550                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507917                    5.7500            224700.0000       100.0000
                           5.7500            224,700.00        ZZ
                           5.5000            1076.69           1
                           10.7500           1076.69           80
LAVEEN           AZ 85339  10.5000           08/09/04
0438289472                 0.0000            10/01/04          00
239744                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507923                    5.8750            368000.0000       100.0000
                           5.8750            368,000.00        ZZ
                           5.6250            1801.67           1
                           10.8750           1801.67           80
FAIR OAKS        CA 95628  10.6250           08/05/04
0438293482                 0.0000            10/01/04          00
244677                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507959                    5.8750            288000.0000       100.0000
                           5.8750            288,000.00        ZZ
                           5.6250            1410.00           1
                           10.8750           1410.00           80
SAN MARCOS       CA 92069  10.6250           08/04/04
0438294407                 0.0000            10/01/04          00
243353                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507963                    6.1250            302000.0000       100.0000
                           6.1250            302,000.00        ZZ
                           5.8750            1541.46           1
                           11.1250           1541.46           76
CALABASAS        CA 91301  10.8750           08/04/04
0438290678                 0.0000            10/01/04          00
238191                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9507973                    5.7500            311200.0000       100.0000
                           5.7500            311,200.00        ZZ
                           5.5000            1491.17           1
                           10.7500           1491.17           80
CATHEDRAL CITY   CA 92234  10.5000           07/30/04
0438290553                 0.0000            09/01/04          00
239574                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507977                    5.7500            164000.0000       100.0000
                           5.7500            164,000.00        ZZ
                           5.5000            785.83            1
                           10.7500           785.83            80
PROVO            UT 84601  10.5000           07/29/04
0438288870                 0.0000            09/01/04          00
239960                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507983                    6.0000            485000.0000       100.0000
                           6.0000            485,000.00        ZZ
                           5.7500            2425.00           1
                           11.0000           2425.00           80
CERRITOS         CA 90703  10.7500           08/02/04
0438293060                 0.0000            10/01/04          00
242402                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507995                    6.5000            136000.0000       100.0000
                           6.5000            136,000.00        ZZ
                           6.2500            736.67            1
                           11.5000           736.67            80
CLINTON          UT 84015  11.2500           08/03/04
0438289605                 0.0000            10/01/04          00
241939                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9508015                    6.1250            262570.0000       100.0000
                           6.1250            262,570.00        ZZ
                           5.8750            1340.20           1
                           11.1250           1340.20           80
MORENO VALLEY    CA 92555  10.8750           07/29/04
0438286320                 0.0000            09/01/04          00
240863                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9508031                    6.0000            135350.0000       100.0000
                           6.0000            135,350.00        ZZ
                           5.7500            676.75            1
                           11.0000           676.75            80
PHOENIX          AZ 85048  10.7500           08/03/04
0438287039                 0.0000            10/01/04          00
236421                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9508039                    5.7500            369324.0000       100.0000
                           5.7500            369,324.00        ZZ
                           5.5000            2155.28           1
                           10.7500           2155.28           80
VALLEJO          CA 94591  10.5000           08/02/04
0438290298                 0.0000            10/01/04          00
241780                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9508043                    5.8750            550000.0000       100.0000
                           5.8750            550,000.00        ZZ
                           5.6250            2692.71           1
                           10.8750           2692.71           57
WILTON           CA 95693  10.6250           08/02/04
0438292435                 0.0000            10/01/04          00
235884                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508045                    6.5000            176000.0000       100.0000
                           6.5000            176,000.00        ZZ
                           6.2500            1112.44           1
                           11.5000           1112.44           80
PLEASANT HILL    OR 97455  11.2500           08/10/04
0438285975                 0.0000            10/01/04          00
242868                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9508047                    5.6250            196000.0000       100.0000
                           5.6250            196,000.00        ZZ
                           5.3750            918.75            1
                           10.6250           918.75            80
CRESSEY          CA 95312  10.3750           07/30/04
0438291825                 0.0000            09/01/04          00
240339                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508051                    6.0000            212000.0000       100.0000
                           6.0000            212,000.00        ZZ
                           5.7500            1060.00           1
                           11.0000           1060.00           80
RENO             NV 89509  10.7500           08/05/04
0438290637                 0.0000            10/01/04          00
241236                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508059                    5.8750            623000.0000       100.0000
                           5.8750            622,364.82        ZZ
                           5.6250            3685.28           1
                           10.8750           3685.28           70
NAPA             CA 94558  10.6250           07/06/04
0438300162                 0.0000            09/01/04          00
1115287                    0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
T44/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9509139                    5.6250            485000.0000       100.0000
                           5.6250            485,000.00        ZZ
                           5.3750            2273.44           1
                           10.6250           2273.44           71
NUTLEY           NJ 07110  10.3750           08/27/04
0421437211                 0.0000            10/01/04          00
0421437211                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9510373                    6.2500            184000.0000       100.0000
                           6.2500            184,000.00        ZZ
                           6.0000            1132.92           1
                           11.2500           1132.92           80
SCOTTSDALE       AZ 85255  11.0000           08/20/04
0421500091                 0.0000            10/01/04          00
0421500091                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9514009                    5.8750            270900.0000       100.0000
                           5.8750            270,900.00        ZZ
                           5.6250            1602.48           4
                           10.8750           1602.48           70
NEW HOPE         MN 55442  10.6250           08/30/04
0421746009                 0.0000            10/01/04          00
0421746009                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9514095                    5.8750            333700.0000       100.0000
                           5.8750            333,700.00        ZZ
                           5.6250            1973.96           1
                           10.8750           1973.96           70
SEATTLE          WA 98119  10.6250           08/23/04
0421659830                 0.0000            10/01/04          00
0421659830                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514105                    5.7500            300000.0000       100.0000
                           5.7500            300,000.00        ZZ
                           5.5000            1437.50           1
                           10.7500           1437.50           80
LAS VEGAS        NV 89110  10.5000           08/20/04
0421782715                 0.0000            10/01/04          00
0421782715                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514109                    6.0000            237250.0000       100.0000
                           6.0000            237,250.00        ZZ
                           5.7500            1422.43           1
                           11.0000           1422.43           65
RUTHERFORD       NJ 07070  10.7500           08/24/04
0421786237                 0.0000            10/01/04          00
0421786237                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514189                    5.5000            219920.0000       100.0000
                           5.5000            219,920.00        ZZ
                           5.2500            1248.68           1
                           10.5000           1248.68           80
CINCINNATI       OH 45209  10.2500           08/30/04
0421892274                 0.0000            10/01/04          00
0421892274                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9514487                    5.3750            488000.0000       100.0000
                           5.3750            488,000.00        ZZ
                           5.1250            2185.83           1
                           10.3750           2185.83           80
PARADISE VALLEY  AZ 85253  10.1250           08/19/04
0421806357                 0.0000            10/01/04          00
0421806357                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514631                    5.7500            175200.0000       100.0000
                           5.7500            175,200.00        ZZ
                           5.5000            1022.42           1
                           10.7500           1022.42           80
SKOKIE           IL 60076  10.5000           08/25/04
0421701681                 0.0000            10/01/04          00
0421701681                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9514831                    5.3750            357475.0000       100.0000
                           5.3750            357,475.00        ZZ
                           5.1250            1601.19           1
                           10.3750           1601.19           80
SANTA MARIA      CA 93458  10.1250           08/23/04
0421608241                 0.0000            10/01/04          00
0421608241                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9519673                    5.3750            396000.0000       100.0000
                           5.3750            396,000.00        ZZ
                           5.1250            2217.49           1
                           10.3750           2217.49           80
CORONA AREA      CA 92860  10.1250           08/27/04
0421721317                 0.0000            10/01/04          00
0421721317                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9519709                    5.3750            249600.0000       100.0000
                           5.3750            249,600.00        ZZ
                           5.1250            1118.00           1
                           10.3750           1118.00           80
ELK GROVE        CA 95758  10.1250           08/19/04
0421742297                 0.0000            10/01/04          00
0421742297                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9520095                    5.2500            340000.0000       100.0000
                           5.2500            340,000.00        ZZ
                           5.0000            1487.50           1
                           10.2500           1487.50           80
CAVE CREEK       AZ 85331  10.0000           08/25/04
0421544693                 0.0000            10/01/04          00
0421544693                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9520251                    5.7500            228800.0000       100.0000
                           5.7500            228,800.00        ZZ
                           5.5000            1335.21           2
                           10.7500           1335.21           80
FORT LAUDERDALE  FL 33304  10.5000           08/31/04
0421721861                 0.0000            10/01/04          00
0421721861                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9520559                    5.2500            394300.0000       100.0000
                           5.2500            394,300.00        ZZ
                           5.0000            2177.34           1
                           10.2500           2177.34           72
SAN JOSE         CA 95127  10.0000           08/24/04
0421841396                 0.0000            10/01/04          00
0421841396                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9520687                    5.2500            136000.0000       100.0000
                           5.2500            136,000.00        ZZ
                           5.0000            751.00            1
                           10.2500           751.00            80
EAGAN            MN 55122  10.0000           08/31/04
0421630559                 0.0000            10/01/04          00
0421630559                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           N                 0.0000

9527789                    5.6250            145000.0000       100.0000
                           5.6250            145,000.00        ZZ
                           5.3750            834.70            1
                           10.6250           834.70            93
ST. GEORGE       UT 84790  10.3750           08/27/04
0421515560                 0.0000            10/01/04          01
0421515560                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9528033                    6.1250            487500.0000       100.0000
                           6.1250            487,500.00        ZZ
                           5.8750            2488.28           1
                           11.1250           2488.28           75
ORANGE           CA 92867  10.8750           08/26/04
0421872193                 0.0000            10/01/04          00
0421872193                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9528175                    5.5000            380000.0000       100.0000
                           5.5000            380,000.00        ZZ
                           5.2500            1741.67           1
                           10.5000           1741.67           80
MIDDLEBURG       VA 20117  10.2500           08/27/04
0421428541                 0.0000            10/01/04          00
0421428541                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9528195                    5.8750            146000.0000       100.0000
                           5.8750            146,000.00        ZZ
                           5.6250            863.65            1
                           10.8750           863.65            66
EAST WENATCHEE   WA 98802  10.6250           08/23/04
0421455379                 0.0000            10/01/04          00
0421455379                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9528245                    5.8750            650000.0000       100.0000
                           5.8750            650,000.00        ZZ
                           5.6250            3845.00           1
                           10.8750           3845.00           70
NEW ORLEANS      LA 70115  10.6250           08/27/04
0421601642                 0.0000            10/01/04          00
0421601642                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9528319                    5.2500            241800.0000       100.0000
                           5.2500            241,800.00        ZZ
                           5.0000            1335.23           1
                           10.2500           1335.23           80
CARMICHAEL       CA 95608  10.0000           08/16/04
0421655010                 0.0000            10/01/04          00
0421655010                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9530869                    5.5000            248000.0000       100.0000
                           5.5000            248,000.00        ZZ
                           5.2500            1408.12           1
                           10.5000           1408.12           80
HACKETTSTOWN     NJ 07840  10.2500           08/24/04
0438305161                 3.2500            10/01/04          00
32020401                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
Q30/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     1                 0
0.0000                     05                00
                           O                 0.0000

9538421                    5.3750            315600.0000       100.0000
                           5.3750            315,600.00        ZZ
                           5.1250            1767.27           1
                           10.3750           1767.27           75
NEVADA CITY      CA 95959  10.1250           08/23/04
0421723610                 0.0000            10/01/04          00
0421723610                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9538431                    5.3750            232000.0000       100.0000
                           5.3750            232,000.00        ZZ
                           5.1250            1039.17           1
                           10.3750           1039.17           80
ELK GROVE        CA 95624  10.1250           08/25/04
0421736778                 0.0000            10/01/04          00
0421736778                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9538457                    5.2500            407000.0000       100.0000
                           5.2500            407,000.00        ZZ
                           5.0000            1780.63           1
                           10.2500           1780.63           80
PORTLAND         OR 97210  10.0000           08/30/04
0421752601                 0.0000            10/01/04          00
0421752601                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9538479                    5.3750            344000.0000       100.0000
                           5.3750            344,000.00        ZZ
                           5.1250            1540.83           1
                           10.3750           1540.83           80
FALCON           CO 80831  10.1250           08/30/04
0421764606                 0.0000            10/01/04          00
0421764606                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9538643                    5.7500            202500.0000       100.0000
                           5.7500            202,500.00        ZZ
                           5.5000            1181.74           2
                           10.7500           1181.74           90
SAINT GEORGE     UT 84790  10.5000           09/01/04
0421894056                 0.0000            10/01/04          10
0421894056                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9538649                    5.7500            260000.0000       100.0000
                           5.7500            260,000.00        ZZ
                           5.5000            1245.83           1
                           10.7500           1245.83           80
ELK GROVE        CA 95758  10.5000           08/27/04
0421895434                 0.0000            10/01/04          00
0421895434                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9539591                    5.8750            238960.0000       100.0000
                           5.8750            238,960.00        ZZ
                           5.6250            1169.91           1
                           10.8750           1169.91           80
HOUSTON          TX 77008  10.6250           09/02/04
0438346348                 0.0000            10/01/04          00
0210510                    0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
A46/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        E12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9540285                    6.0000            111120.0000       100.0000
                           6.0000            111,120.00        T
                           5.7500            666.22            1
                           11.0000           666.22            80
LAS VEGAS        NV 89148  10.7500           08/18/04
0421095803                 0.0000            10/01/04          00
0421095803                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9540373                    6.3750            170000.0000       100.0000
                           6.3750            170,000.00        ZZ
                           6.1250            1060.58           1
                           11.3750           1060.58           95
LAPEER           MI 48446  11.1250           08/31/04
0421802927                 0.0000            10/01/04          04
0421802927                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9542041                    5.7500            353600.0000       100.0000
                           5.7500            353,600.00        ZZ
                           5.5000            2063.51           1
                           10.7500           2063.51           80
VINEYARD HAVEN   MA 02568  10.5000           09/01/04
0438303521                 0.0000            10/01/04          00
0405070001                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
P44/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9542113                    5.5000            391528.0000       100.0000
                           5.5000            391,528.00        ZZ
                           5.2500            1794.50           1
                           10.5000           1794.50           80
OAKLAND          CA 94610  10.2500           08/09/04
0438309635                 0.0000            10/01/04          00
1119588                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
T44/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9542399                    6.5000            400000.0000       100.0000
                           6.5000            400,000.00        ZZ
                           6.2500            2166.67           1
                           11.5000           2166.67           79
CARMEL           NY 10541  11.2500           08/18/04
0438339996                 3.2500            10/01/04          00
32022667                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
Q30/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     05                00
                           O                 0.0000

9545169                    6.0000            320000.0000       100.0000
                           6.0000            320,000.00        ZZ
                           5.7500            1600.00           1
                           11.0000           1600.00           74
SIMI VALLEY      CA 93065  10.7500           08/30/04
0421870932                 0.0000            10/01/04          00
0421870932                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9550565                    5.3750            176000.0000       100.0000
                           5.3750            176,000.00        ZZ
                           5.1250            985.55            1
                           10.3750           985.55            80
SACRAMENTO       CA 95833  10.1250           08/25/04
0421693383                 0.0000            10/01/04          00
0421693383                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9553023                    5.7500            250800.0000       100.0000
                           5.7500            250,800.00        ZZ
                           5.5000            1463.60           1
                           10.7500           1463.60           80
MADERA           CA 93637  10.5000           08/19/04
0438352320                 3.2500            10/01/04          00
47101                      3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
F89/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     05                00
                           O                 0.0000

Total Number of Loans:     439

Total Original Balance:    131,692,836.00

Total Principal Balance:   131,643,608.97

Total Original P+I:        675,363.24

Total Current P+I:         675,363.23

Arm Rate Passthru
Loan Number                   Sub Serv Fee                  RFC Net Ceiling
Principal Bal                 Mstr Serv Fee                 Max Net Mort Rate
Curr Note Rate                Alloc Exp                     Max Post Strip Rate
RFC Net Rate                  Misc Exp                      Int Rate Margin
Investor Rate                 Spread                        PostStrip Margin
Post Strip Rate               Strip
8929780                       0.2500                        10.0000
452700.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9051149                       0.2500                        10.3750
335850.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9069773                       0.2500                        10.3750
333000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9098881                       0.2500                        10.7500
129529.44                     0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9098971                       0.2500                        9.6250
134000.00                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        1.9500
4.5750                        0.0000                        1.9500
4.5750                        0.0000

9098973                       0.2500                        11.2500
263711.04                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9126291                       0.2500                        10.6250
85125.00                      0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9126299                       0.2500                        10.3750
153800.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9126415                       0.2500                        9.6250
422928.64                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        1.9500
4.5750                        0.0000                        1.9500
4.5750                        0.0000

9143975                       0.2500                        11.0000
148516.88                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9144173                       0.2500                        11.7500
365000.00                     0.0500                        11.7000
7.0000                        0.0000                        11.7000
6.7500                        0.0000                        2.4500
6.7000                        0.0000                        2.4500
6.7000                        0.0000

9144191                       0.2500                        11.5000
339999.74                     0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.4500
6.4500                        0.0000                        2.4500
6.4500                        0.0000

9144243                       0.2500                        10.3750
264432.07                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9144249                       0.2500                        10.1250
270000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9144273                       0.2500                        10.5000
604000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9144277                       0.2500                        10.3750
379050.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9144281                       0.2500                        10.5000
268000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9144303                       0.2500                        10.8750
142780.32                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9144321                       0.2500                        11.0000
161935.29                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9144325                       0.2500                        10.1250
271470.20                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9144329                       0.2500                        10.2500
195000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9144333                       0.2500                        10.5000
359246.46                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9144337                       0.2500                        10.2500
131564.54                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9150855                       0.2500                        11.0000
130251.71                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9151403                       0.2500                        11.1250
127063.55                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9156379                       0.2500                        11.1250
157151.77                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9157123                       0.2500                        11.0000
146420.88                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9160259                       0.2500                        10.5000
435087.40                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9163889                       0.2500                        11.5000
150579.52                     0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9168767                       0.2500                        11.5000
109061.35                     0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9195735                       0.2500                        10.0000
256608.67                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9195737                       0.2500                        10.6250
231999.99                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9200451                       0.2500                        10.3750
376000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9200801                       0.2500                        11.5000
139758.24                     0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9201391                       0.2500                        10.8750
83250.00                      0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9204691                       0.2500                        10.6250
560999.99                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9206864                       0.2500                        9.6250
159008.32                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.9500
4.5750                        0.0000                        2.9500
4.5750                        0.0000

9207147                       0.2500                        10.6250
367247.78                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9214053                       0.2500                        10.3750
227756.25                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9214653                       0.2500                        10.6250
383900.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9214821                       0.2500                        10.6250
287411.30                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9216245                       0.2500                        10.7500
191616.76                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9216335                       0.2500                        10.7500
535000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9216695                       0.2500                        10.7500
440000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9220779                       0.2500                        10.2500
403250.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9223191                       0.2500                        10.3750
480000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9223265                       0.2500                        10.8750
410000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9223707                       0.2500                        10.5000
1000000.00                    0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9225131                       0.2500                        12.0000
195327.65                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.5750
5.9500                        0.0000                        2.5750
5.9500                        0.0000

9228561                       0.2500                        10.2500
440000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9228567                       0.2500                        10.1250
438213.52                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9228575                       0.2500                        10.6250
333700.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9228579                       0.2500                        10.3750
575000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9228613                       0.2500                        10.1250
439200.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9228621                       0.2500                        10.0000
99000.00                      0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9228623                       0.2500                        10.2500
448000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9228631                       0.2500                        10.5000
251736.90                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9228641                       0.2500                        10.3750
460200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9228649                       0.2500                        10.5000
271200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9228651                       0.2500                        10.1250
412000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9228657                       0.2500                        10.1250
120000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9228661                       0.2500                        10.6250
217212.93                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9228669                       0.2500                        10.5000
640000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9228683                       0.2500                        10.3750
560000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9228687                       0.2500                        10.2500
460000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9228841                       0.2500                        10.3750
378877.13                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9228883                       0.2500                        10.5000
149286.87                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9228895                       0.2500                        10.0000
150999.84                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9230119                       0.2500                        10.2500
339627.85                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9236161                       0.2500                        10.3750
198400.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9238953                       0.2500                        11.0000
113492.22                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9239989                       0.2500                        11.1250
114993.40                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9242703                       0.2500                        10.8750
114638.47                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9242969                       0.2500                        10.2500
206973.21                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9243209                       0.2500                        10.3750
133731.88                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9244239                       0.2500                        10.3750
236000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9245641                       0.2500                        10.2500
167551.56                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9247379                       0.2500                        10.0000
174099.96                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9247385                       0.2500                        10.3750
526636.39                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247389                       0.2500                        10.2500
507443.96                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9247439                       0.2500                        10.3750
360000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247443                       0.2500                        10.5000
372000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247459                       0.2500                        10.2500
296000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9247481                       0.2500                        10.3750
552000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247485                       0.2500                        10.2500
268738.40                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9247509                       0.2500                        10.3750
479200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247519                       0.2500                        10.6250
448500.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247535                       0.2500                        10.5000
468000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247541                       0.2500                        10.1250
380000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9247543                       0.2500                        10.6250
91500.00                      0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247547                       0.2500                        10.6250
213731.15                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247555                       0.2500                        10.5000
520450.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247559                       0.2500                        10.6250
255800.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247617                       0.2500                        10.5000
460000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247619                       0.2500                        10.1250
388960.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9247621                       0.2500                        10.5000
335000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247639                       0.2500                        10.6250
308000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247641                       0.2500                        10.1250
173599.99                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9247651                       0.2500                        10.3750
280000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247657                       0.2500                        10.5000
230400.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247671                       0.2500                        10.5000
146149.99                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247683                       0.2500                        10.6250
471999.99                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247685                       0.2500                        10.1250
205000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9247693                       0.2500                        11.0000
325000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9248001                       0.2500                        10.0000
135844.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9248019                       0.2500                        10.3750
259722.04                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9248027                       0.2500                        10.3750
275704.94                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9248029                       0.2500                        10.8750
130373.16                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9248279                       0.2500                        10.7500
138981.51                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9248543                       0.2500                        11.1250
160000.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9249521                       0.2500                        10.6250
376229.38                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9249853                       0.2500                        11.0000
141865.26                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9249887                       0.2500                        10.1250
459484.55                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9250083                       0.2500                        10.6250
407000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9250281                       0.2500                        11.0000
354000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9252873                       0.2500                        10.1250
307637.75                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9253045                       0.2500                        10.5000
192000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9253121                       0.2500                        10.6250
322171.20                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9253195                       0.2500                        10.7500
285000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9435005                       0.2500                        10.6250
119877.65                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435035                       0.2500                        10.2500
171711.84                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9435181                       0.2500                        10.6250
599388.27                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435207                       0.2500                        10.6250
254814.94                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435239                       0.2500                        10.7500
143856.65                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9435571                       0.2500                        10.2500
169813.93                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9435589                       0.2500                        10.7500
164500.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9436003                       0.2500                        10.3750
255000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9436249                       0.2500                        10.6250
229000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9437151                       0.2500                        10.5000
368614.75                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9438017                       0.2500                        10.7500
126873.57                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9438157                       0.2500                        10.3750
160827.88                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9438211                       0.2500                        10.2500
222256.46                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9438281                       0.2500                        10.5000
206034.66                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9440481                       0.2500                        10.5000
339645.02                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9443117                       0.2500                        10.8750
650000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9443163                       0.2500                        10.6250
139841.67                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9443251                       0.2500                        10.5000
152000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9443487                       0.2500                        10.6250
324668.65                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9444071                       0.2500                        10.8750
160943.42                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9444401                       0.2500                        11.2500
393643.82                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9445475                       0.2500                        11.1250
136873.11                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9445487                       0.2500                        10.7500
467034.60                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9445605                       0.2500                        10.7500
559442.52                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9445607                       0.2500                        10.6250
297696.18                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9445641                       0.2500                        10.3750
615000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9446693                       0.2500                        9.6250
212200.00                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9446725                       0.2500                        9.6250
189766.38                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9446737                       0.2500                        10.5000
210579.90                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446741                       0.2500                        10.2500
160000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446749                       0.2500                        10.1250
219752.88                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9446761                       0.2500                        10.0000
649254.42                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446817                       0.2500                        10.8750
200000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9446845                       0.2500                        9.6250
363999.50                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9446849                       0.2500                        10.3750
288900.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446855                       0.2500                        10.2500
525000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446873                       0.2500                        10.5000
240000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446877                       0.2500                        10.3750
360000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446899                       0.2500                        10.3750
179800.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446913                       0.2500                        10.3750
269311.78                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446921                       0.2500                        10.1250
159900.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9446927                       0.2500                        10.7500
194000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446939                       0.2500                        9.8750
369565.60                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9446967                       0.2500                        10.3750
190510.51                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446971                       0.2500                        10.5000
208000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446975                       0.2500                        10.3750
554000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447067                       0.2500                        10.3750
229654.12                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447071                       0.2500                        10.6250
248000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447075                       0.2500                        10.1250
190000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447085                       0.2500                        10.1250
179900.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447095                       0.2500                        9.7500
333630.48                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        2.4500
4.7000                        0.0000                        2.4500
4.7000                        0.0000

9447101                       0.2500                        10.2500
447853.33                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447161                       0.2500                        10.1250
327998.53                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447169                       0.2500                        9.7500
333700.00                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        2.4500
4.7000                        0.0000                        2.4500
4.7000                        0.0000

9447173                       0.2500                        10.1250
399439.79                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447175                       0.2500                        10.6250
180271.63                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447181                       0.2500                        10.3750
400000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447191                       0.2500                        10.1250
366997.09                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447195                       0.2500                        10.7500
279600.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447199                       0.2500                        10.2500
120068.43                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447201                       0.2500                        10.5000
148844.43                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447207                       0.2500                        9.6250
200000.00                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9447209                       0.2500                        10.6250
345000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447211                       0.2500                        10.1250
217600.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447223                       0.2500                        10.5000
214975.32                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447229                       0.2500                        10.6250
392000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447239                       0.2500                        10.3750
431964.83                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447245                       0.2500                        10.7500
333700.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447247                       0.2500                        10.6250
551900.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447249                       0.2500                        10.5000
232000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447251                       0.2500                        10.2500
429600.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447255                       0.2500                        10.3750
367000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447259                       0.2500                        10.5000
175200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447261                       0.2500                        10.5000
312000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447265                       0.2500                        10.8750
322000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9447277                       0.2500                        10.0000
210300.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447287                       0.2500                        10.2500
399908.15                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447289                       0.2500                        10.7500
259901.84                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447293                       0.2500                        10.0000
309000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447311                       0.2500                        10.3750
170471.88                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447321                       0.2500                        10.5000
215200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447329                       0.2500                        10.1250
138244.91                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447335                       0.2500                        10.2500
175283.84                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447337                       0.2500                        9.8750
464828.69                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9447341                       0.2500                        10.2500
184000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447343                       0.2500                        10.0000
204000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447345                       0.2500                        10.2500
172190.62                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447357                       0.2500                        10.0000
319850.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447359                       0.2500                        9.6250
257582.89                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9447411                       0.2500                        10.6250
199600.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447417                       0.2500                        10.3750
399568.17                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9448697                       0.2500                        11.1250
149261.63                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9448843                       0.2500                        10.7500
260000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9449399                       0.2500                        10.7500
111888.50                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9450797                       0.2500                        10.5000
240000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9450947                       0.2500                        10.3750
527355.62                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9451563                       0.2500                        10.2500
648800.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9452633                       0.2500                        10.5000
126567.71                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9452681                       0.2500                        10.6250
233766.53                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9452789                       0.2500                        11.1250
124884.22                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9452795                       0.2500                        10.3750
239743.42                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9452883                       0.2500                        10.5000
148500.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9452895                       0.2500                        10.1250
585000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9453193                       0.2500                        10.6250
399000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9454841                       0.2500                        10.5000
599373.56                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9454957                       0.2500                        11.0000
211798.85                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9455113                       0.2500                        10.5000
305000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9455157                       0.2500                        10.5000
339645.02                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9455161                       0.2500                        10.3750
415600.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9455165                       0.2500                        10.5000
399582.37                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9455193                       0.2500                        0.0000
446320.00                     0.0500                        -0.0500
5.8750                        0.0000                        -0.0500
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9455197                       0.2500                        10.6250
628000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9455199                       0.2500                        10.7500
549452.47                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9455843                       0.2500                        10.3750
152000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9455875                       0.2500                        10.3750
207500.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9455935                       0.2500                        10.7500
174400.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9456005                       0.2500                        10.2500
183600.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9456111                       0.2500                        10.1250
329000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9456243                       0.2500                        10.7500
99900.00                      0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9456441                       0.2500                        10.5000
427050.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9456732                       0.2500                        11.5000
158713.01                     0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9458249                       0.2500                        10.1250
165714.10                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9459303                       0.2500                        10.1250
140000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9459361                       0.2500                        10.7500
460000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9461717                       0.2500                        10.5000
463515.55                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9461721                       0.2500                        10.1250
437509.20                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9461729                       0.2500                        10.1250
369585.39                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9461739                       0.2500                        10.2500
518400.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9461743                       0.2500                        10.1250
435000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9462483                       0.2500                        10.7500
143000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9462617                       0.2500                        10.3750
396000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9462639                       0.2500                        11.0000
160000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9462693                       0.2500                        10.3750
228000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9464801                       0.2500                        10.8750
333500.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9465493                       0.2500                        10.7500
328172.98                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9468249                       0.2500                        10.6250
500000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9469045                       0.2500                        10.2500
135000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9469653                       0.2500                        10.7500
280000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9469717                       0.2500                        10.5000
172000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9469905                       0.2500                        10.6250
608000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9470390                       0.2500                        10.5000
184000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9470732                       0.2500                        10.2500
479200.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9472330                       0.2500                        11.0000
886900.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9472340                       0.2500                        11.5000
1095000.00                    0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9473039                       0.2500                        10.3750
237000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9473061                       0.2500                        10.6250
367900.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9473080                       0.2500                        10.2500
362000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9473317                       0.2500                        11.7500
383200.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.5750
5.7000                        0.0000                        2.5750
5.7000                        0.0000

9473473                       0.2500                        10.6250
520000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9473485                       0.2500                        10.1250
146200.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9473507                       0.2500                        10.7500
197100.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9473541                       0.2500                        10.1250
179200.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9473607                       0.2500                        10.2500
219200.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9473665                       0.2500                        10.3750
251500.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9473685                       0.2500                        10.5000
350000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9473758                       0.2500                        10.2500
475000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9474670                       0.2500                        10.3750
123867.44                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476083                       0.2500                        10.1250
288450.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9476165                       0.2500                        12.1250
146963.76                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.5750
6.0750                        0.0000                        2.5750
6.0750                        0.0000

9476209                       0.2500                        10.3750
488000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476275                       0.2500                        10.3750
153000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476369                       0.2500                        12.0000
166342.02                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.5750
5.9500                        0.0000                        2.5750
5.9500                        0.0000

9476399                       0.2500                        11.1250
123061.95                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.5750
5.0750                        0.0000                        2.5750
5.0750                        0.0000

9476537                       0.2500                        11.8750
170833.80                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.5750
5.8250                        0.0000                        2.5750
5.8250                        0.0000

9476587                       0.2500                        10.8750
464000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9478511                       0.2500                        10.2500
202000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9478759                       0.2500                        10.7500
352000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9478917                       0.2500                        11.1250
290700.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9481359                       0.2500                        10.2500
369000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9481369                       0.2500                        10.5000
190000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9481383                       0.2500                        10.5000
420000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9483875                       0.2500                        12.1250
200000.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        1.9500
6.0750                        0.0000                        1.9500
6.0750                        0.0000

9483923                       0.2500                        11.6250
295600.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9483991                       0.2500                        10.6250
360000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9484215                       0.2500                        10.2500
196160.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9484967                       0.2500                        10.6250
109887.85                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9484975                       0.2500                        11.3750
162485.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9485077                       0.2500                        12.0000
500000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9485384                       0.2500                        10.6250
186400.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9485431                       0.2500                        11.8750
180000.00                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9485483                       0.2500                        11.6250
196000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9485497                       0.2500                        10.2500
287200.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9485563                       0.2500                        11.3750
232500.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9485751                       0.2500                        11.5000
239850.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9485849                       0.2500                        11.1250
167800.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9485855                       0.2500                        10.1250
500000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9487062                       0.2500                        10.6250
584000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9487180                       0.2500                        10.5000
215200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9487247                       0.2500                        10.6250
297000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9487406                       0.2500                        10.6250
404000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9487408                       0.2500                        10.3750
360000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9488252                       0.2500                        10.3750
443500.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9488262                       0.2500                        10.0000
191500.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9489746                       0.2500                        10.5000
311950.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9489754                       0.2500                        10.6250
316050.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9491223                       0.2500                        10.0000
104900.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9491435                       0.2500                        10.2500
615000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9491447                       0.2500                        9.8750
333700.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.9500
4.8250                        0.0000                        2.9500
4.8250                        0.0000

9491489                       0.2500                        10.5000
112000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9491735                       0.2500                        10.1250
122400.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9493791                       0.2500                        11.5000
160000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9494083                       0.2500                        10.0000
400000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9494125                       0.2500                        10.2500
111000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494351                       0.2500                        10.1250
318000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9494391                       0.2500                        10.1250
189400.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9494393                       0.2500                        10.2500
276000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494401                       0.2500                        10.2500
247000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494729                       0.2500                        10.6250
351000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9495111                       0.2500                        10.5000
400000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9495161                       0.2500                        10.3750
397000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9499471                       0.2500                        10.3750
166000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9500149                       0.2500                        11.0000
192400.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9500567                       0.2500                        12.2250
487500.00                     0.0500                        12.1750
6.4750                        0.0000                        12.1750
6.2250                        0.0000                        2.0500
6.1750                        0.0000                        2.0500
6.1750                        0.0000

9500633                       0.2500                        10.6250
750000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9500635                       0.2500                        10.2500
160000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9500755                       0.2500                        10.2500
500000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9500877                       0.2500                        10.6250
189700.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9501585                       0.2500                        10.8750
720000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9502788                       0.2500                        10.2500
225000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9503289                       0.2500                        10.5000
354500.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9503411                       0.2500                        10.7500
131920.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9503513                       0.2500                        10.7500
328000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9504875                       0.2500                        10.1250
190000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9505311                       0.2500                        10.5000
536250.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9505967                       0.2500                        10.5000
510000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9506301                       0.2500                        10.2500
624000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9506405                       0.2500                        11.0000
182326.84                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507591                       0.2500                        10.6250
463526.93                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507593                       0.2500                        10.7500
148000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507595                       0.2500                        10.0000
104000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9507597                       0.2500                        10.8750
156000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507601                       0.2500                        10.5000
448000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507609                       0.2500                        10.6250
370452.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507619                       0.2500                        11.0000
237600.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507623                       0.2500                        10.5000
236000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507629                       0.2500                        10.2500
333700.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507633                       0.2500                        10.7500
400000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507637                       0.2500                        11.0000
408000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507639                       0.2500                        10.6250
240000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507711                       0.2500                        10.3750
216568.23                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507717                       0.2500                        10.7500
328000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507719                       0.2500                        10.8750
333700.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507741                       0.2500                        11.0000
169200.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507743                       0.2500                        10.5000
423000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507745                       0.2500                        10.7500
304000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507751                       0.2500                        10.7500
158400.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507755                       0.2500                        10.6250
260000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507761                       0.2500                        10.1250
290000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9507765                       0.2500                        10.2500
228000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507767                       0.2500                        10.3750
280000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507773                       0.2500                        10.5000
149316.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507781                       0.2500                        10.7500
244000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507787                       0.2500                        11.0000
140000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507789                       0.2500                        10.8750
259800.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507797                       0.2500                        11.2500
459900.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        1.9500
6.2000                        0.0000                        1.9500
6.2000                        0.0000

9507799                       0.2500                        10.5000
292000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507801                       0.2500                        10.5000
320000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507803                       0.2500                        10.7500
100000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507805                       0.2500                        10.6250
190400.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507811                       0.2500                        10.5000
92500.00                      0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507813                       0.2500                        10.6250
268000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507815                       0.2500                        10.2500
186800.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507823                       0.2500                        11.0000
140650.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507825                       0.2500                        10.3750
508000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507827                       0.2500                        10.2500
131855.52                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507913                       0.2500                        10.6250
440000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507917                       0.2500                        10.5000
224700.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507923                       0.2500                        10.6250
368000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507959                       0.2500                        10.6250
288000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507963                       0.2500                        10.8750
302000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507973                       0.2500                        10.5000
311200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507977                       0.2500                        10.5000
164000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507983                       0.2500                        10.7500
485000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507995                       0.2500                        11.2500
136000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        1.9500
6.2000                        0.0000                        1.9500
6.2000                        0.0000

9508015                       0.2500                        10.8750
262570.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9508031                       0.2500                        10.7500
135350.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9508039                       0.2500                        10.5000
369324.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9508043                       0.2500                        10.6250
550000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9508045                       0.2500                        11.2500
176000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        1.9500
6.2000                        0.0000                        1.9500
6.2000                        0.0000

9508047                       0.2500                        10.3750
196000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9508051                       0.2500                        10.7500
212000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9508059                       0.2500                        10.6250
622364.82                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9509139                       0.2500                        10.3750
485000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9510373                       0.2500                        11.0000
184000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9514009                       0.2500                        10.6250
270900.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9514095                       0.2500                        10.6250
333700.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9514105                       0.2500                        10.5000
300000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9514109                       0.2500                        10.7500
237250.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9514189                       0.2500                        10.2500
219920.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9514487                       0.2500                        10.1250
488000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9514631                       0.2500                        10.5000
175200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9514831                       0.2500                        10.1250
357475.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9519673                       0.2500                        10.1250
396000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9519709                       0.2500                        10.1250
249600.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9520095                       0.2500                        10.0000
340000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9520251                       0.2500                        10.5000
228800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9520559                       0.2500                        10.0000
394300.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9520687                       0.2500                        10.0000
136000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9527789                       0.2500                        10.3750
145000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9528033                       0.2500                        10.8750
487500.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9528175                       0.2500                        10.2500
380000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9528195                       0.2500                        10.6250
146000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9528245                       0.2500                        10.6250
650000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9528319                       0.2500                        10.0000
241800.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9530869                       0.2500                        10.2500
248000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9538421                       0.2500                        10.1250
315600.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9538431                       0.2500                        10.1250
232000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9538457                       0.2500                        10.0000
407000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9538479                       0.2500                        10.1250
344000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9538643                       0.2500                        10.5000
202500.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9538649                       0.2500                        10.5000
260000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9539591                       0.2500                        10.6250
238960.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9540285                       0.2500                        10.7500
111120.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9540373                       0.2500                        11.1250
170000.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9542041                       0.2500                        10.5000
353600.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9542113                       0.2500                        10.2500
391528.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9542399                       0.2500                        11.2500
400000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9545169                       0.2500                        10.7500
320000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9550565                       0.2500                        10.1250
176000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9553023                       0.2500                        10.5000
250800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

Total Number of Loans:        439

Total Original Balance:       131,692,836.00

Total Principal Balance:      131,643,608.97

Total Original P+I:           675,363.24

Total Current P+I:            675,363.23

Non Fixed Rate Loan
Loan Number                Orig Rate         Original Bal      Max Neg Amort
                           Curr Rate         Principal Bal     Loan Feature
                           Net Curr          Original PI       # of Units
                           Note Ceiling      Current PI        LTV
City             State Zip Net Ceiling       Note Date
Servicer Loan #            Note Floor        First Pay Date    MI Co Code
Seller Loan #              Net Floor         Maturity Date     MI Coverage
Investor Loan #            Gross Margin      1st IntChgDate    Nxt IntChgDate
S/S Code                   Net Margin        1st PmtChgDate    Nxt PmtChgDate
Int Chg Prior Day          1st Yr Floor      Pmt Cap Incr      Pmt Cap Decr
Payment Type               1st Yr Ceil       Int Chg Freq Mos  Pmt Chg Freq Mos
Orig Term                  Adj Index         Period Incr       Period Decr
Note Life Incr             Note Round Type   Note Round Mth    Note Round Fctr
Net Life Incr              Net Round Type    Net Round Mth     Net Round Fctr
Note Life Decr             Loan Purp         Convert Code      Convert Prd From
Net Life Decr              Prop Type         Convert Index     Convert Prd To
                           Occup Code        Convert Margin
8894055                    5.7500            144000.0000       100.0000
                           5.7500            142,620.72        ZZ
                           5.5000            840.34            1
                           11.7500           840.34            54
LA PUENTE AREA   CA 91746  11.5000           11/10/03
0437041296                 3.2500            01/01/04          00
80002663                   3.0000            12/01/33          0.0000
0                          3.2500            12/01/10          12/01/10
X31/G02                    3.0000            01/01/11          01/01/11
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     5                 0
0.0000                     05                00
                           O                 0.0000

8902530                    6.3750            116000.0000       100.0000
                           6.3750            114,993.98        ZZ
                           6.1250            723.69            1
                           12.3750           723.69            80
ALBUQUERQUE      NM 87106  12.1250           11/24/03
0437046253                 4.3750            01/01/04          00
181030062200               4.1250            12/01/33          0.0000
0                          3.2500            12/01/10          12/01/10
S43/G02                    3.0000            01/01/11          01/01/11
45                         4.3750            0.0000            0.0000
A                          12.3750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

8962175                    5.5000            280000.0000       100.0000
                           5.5000            279,963.28        ZZ
                           5.2500            1283.33           1
                           10.5000           1283.33           76
WASHINGTON       DC 20002  10.2000           04/15/04
0437773765                 0.0000            06/01/04          00
20204045                   0.0000            05/01/34          0.0000
0                          3.2500            05/01/11          05/01/11
696/G02                    3.0000            06/01/11          06/01/11
25                         3.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

8971719                    5.3750            216488.0000       100.0000
                           5.3750            215,511.13        ZZ
                           5.1250            1212.27           1
                           11.3750           1212.27           80
MORENO VALLEY    CA 92555  11.1250           04/20/04
0437802705                 3.2500            06/01/04          00
02402284                   3.0000            05/01/34          0.0000
0                          3.2500            05/01/11          05/01/11
M07/G02                    3.0000            06/01/11          06/01/11
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     1                 0
0.0000                     03                00
                           N                 0.0000

8995291                    5.8750            183750.0000       100.0000
                           5.8750            182,982.00        ZZ
                           5.6250            1086.95           3
                           11.8750           1086.95           67
LANCASTER        CA 93535  11.6250           04/14/04
0437803299                 3.2500            06/01/04          00
21015648                   3.0000            05/01/34          0.0000
0                          3.2500            05/01/11          05/01/11
B57/G02                    3.0000            06/01/11          06/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     2                 0
0.0000                     05                00
                           N                 0.0000

9012525                    5.5000            311200.0000       100.0000
                           5.5000            311,200.00        ZZ
                           5.2500            1426.33           1
                           10.5000           1426.33           80
WASHINGTON       DC 20003  10.2500           04/28/04
0437824261                 0.0000            06/01/04          00
33004011                   0.0000            05/01/34          0.0000
0                          3.2500            05/01/11          05/01/11
696/G02                    3.0000            06/01/11          06/01/11
25                         3.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           O                 0.0000

9127609                    6.2500            646750.0000       100.0000
                           6.2500            646,136.34        ZZ
                           6.0000            3982.15           2
                           12.2500           3982.15           65
SEATTLE          WA 98109  12.0000           07/07/04
0438100299                 3.2500            09/01/04          00
040970CU                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
F61/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9136985                    6.8750            104000.0000       100.0000
                           6.8750            104,000.00        ZZ
                           6.6250            595.83            1
                           11.8750           595.83            80
WASHINGTON       DC 20019  11.6250           06/18/04
0438040677                 0.0000            08/01/04          00
20204083                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/11          07/01/11
696/G02                    3.0000            08/01/11          08/01/11
25                         3.2500            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9153059                    6.5000            180000.0000       100.0000
                           6.5000            180,000.00        ZZ
                           6.2500            975.00            1
                           11.5000           975.00            90
WASHINGTON       DC 20002  11.2500           06/23/04
0438061152                 0.0000            08/01/04          12
20204096                   0.0000            07/01/34          25.0000
0                          3.2500            07/01/11          07/01/11
696/G02                    3.0000            08/01/11          08/01/11
25                         3.2500            0.0000            0.0000
A                          11.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           O                 0.0000

9177641                    6.2500            110700.0000       100.0000
                           6.2500            110,489.38        ZZ
                           6.0000            681.60            1
                           12.2500           681.60            90
TUCSON           AZ 85741  12.0000           06/25/04
0438092215                 0.0000            08/01/04          01
3000641671                 0.0000            07/01/34          25.0000
0                          3.2500            07/01/11          07/01/11
U05/G02                    3.0000            08/01/11          08/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9216415                    6.0000            480000.0000       100.0000
                           6.0000            479,041.91        ZZ
                           5.7500            2877.85           1
                           12.0000           2877.85           80
POMONA           CA 91768  11.7500           06/14/04
0438134975                 0.0000            08/01/04          00
9509583                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/11          07/01/11
808/G02                    2.0000            08/01/11          08/01/11
45                         2.2500            0.0000            0.0000
A                          12.0000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9226989                    5.8750            327000.0000       100.0000
                           5.8750            326,666.61        ZZ
                           5.6250            1934.33           1
                           11.8750           1934.33           80
GLENDORA         CA 91740  11.6250           07/01/04
0438155269                 3.2500            09/01/04          00
44630                      3.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
F89/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     5                 0
0.0000                     05                00
                           O                 0.0000

9240203                    6.2500            288350.0000       100.0000
                           6.2500            288,350.00        ZZ
                           6.0000            1501.82           1
                           12.2500           1501.82           78
SANTA FE SPRING  CA 90670  12.0000           07/16/04
0438165128                 0.0000            09/01/04          00
29004419                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
G27/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9254293                    5.6250            464800.0000       100.0000
                           5.6250            464,800.00        ZZ
                           5.3750            2178.75           1
                           11.6250           2178.75           78
SEATTLE          WA 98119  11.3750           07/26/04
0438170417                 3.2500            09/01/04          00
0001386066                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
Y64/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     5                 0
0.0000                     05                00
                           O                 0.0000

9445119                    6.2500            393600.0000       100.0000
                           6.2500            393,600.00        ZZ
                           6.0000            2050.00           1
                           12.2500           2050.00           80
SAN DIEGO        CA 92154  12.0000           08/02/04
0438279937                 0.0000            10/01/04          00
HS914119                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/11          09/01/11
Q31/G02                    3.0000            10/01/11          10/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446675                    5.8750            645600.0000       100.0000
                           5.8750            645,561.44        ZZ
                           5.6250            3160.75           1
                           10.8750           3160.75           80
ROCKVILLE        MD 20852  10.6250           07/27/04
3434979                    0.0000            09/01/04          00
3434979                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446687                    5.7500            375000.0000       100.0000
                           5.7500            374,608.48        ZZ
                           5.5000            2188.40           1
                           10.7500           2188.40           50
RIDGEWOOD        NJ 07450  10.5000           07/28/04
3455496                    0.0000            09/01/04          00
3455496                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446715                    6.0000            144800.0000       100.0000
                           6.0000            144,655.85        ZZ
                           5.7500            868.15            1
                           11.0000           868.15            80
DALLAS           TX 75214  10.7500           07/26/04
3464597                    0.0000            09/01/04          00
3464597                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446721                    5.3750            124779.0000       100.0000
                           5.3750            124,779.00        ZZ
                           5.1250            558.90            1
                           10.3750           558.90            80
WINTERVILLE      NC 28590  10.1250           07/27/04
3466956                    0.0000            09/01/04          00
3466956                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446743                    6.1250            162800.0000       100.0000
                           6.1250            162,800.00        ZZ
                           5.8750            830.95            1
                           11.1250           830.95            80
DENVER           CO 80222  10.8750           06/30/04
3351232                    0.0000            08/01/04          00
3351232                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/11          07/01/11
286/286                    2.5000            08/01/11          08/01/11
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446753                    5.8750            148000.0000       100.0000
                           5.8750            148,000.00        ZZ
                           5.6250            724.58            1
                           10.8750           724.58            80
CHESAPEAKE       VA 23323  10.6250           07/19/04
3223263                    0.0000            09/01/04          00
3223263                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446763                    5.7500            213120.0000       100.0000
                           5.7500            213,120.00        ZZ
                           5.5000            1021.20           1
                           10.7500           1021.20           80
VIRGINIA BEACH   VA 23462  10.5000           07/30/04
3449897                    0.0000            09/01/04          00
3449897                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446771                    5.5000            528500.0000       100.0000
                           5.5000            528,500.00        ZZ
                           5.2500            2422.29           1
                           10.5000           2422.29           55
PANAMA CITY BEA  FL 32408  10.2500           07/23/04
3454455                    0.0000            09/01/04          00
3454455                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446809                    5.6250            143900.0000       100.0000
                           5.6250            143,591.60        ZZ
                           5.3750            828.37            1
                           10.6250           828.37            80
NORTHBROOK       IL 60062  10.3750           06/28/04
3308500                    0.0000            08/01/04          00
3308500                    0.0000            07/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9446819                    6.1250            172500.0000       100.0000
                           6.1250            172,332.34        ZZ
                           5.8750            1048.13           1
                           11.1250           1048.13           67
PRAIRIE VILLAGE  KS 66208  10.8750           07/12/04
3413868                    0.0000            09/01/04          00
3413868                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446831                    5.2500            161500.0000       100.0000
                           5.2500            161,300.00        ZZ
                           5.0000            706.56            1
                           10.2500           706.56            79
RAYMORE          MO 64083  10.0000           07/23/04
3485683                    0.0000            09/01/04          00
3485683                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446871                    5.5000            209576.0000       100.0000
                           5.5000            209,576.00        ZZ
                           5.2500            960.56            1
                           10.5000           960.56            80
HASLET           TX 76052  10.2500           07/16/04
3462377                    0.0000            09/01/04          00
3462377                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446885                    5.5000            161000.0000       100.0000
                           5.5000            161,000.00        ZZ
                           5.2500            737.92            1
                           10.5000           737.92            79
MARANA           AZ 85653  10.2500           07/28/04
3448051                    0.0000            09/01/04          00
3448051                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446897                    5.8750            121500.0000       100.0000
                           5.8750            121,500.00        ZZ
                           5.6250            594.84            1
                           10.8750           594.84            90
LUSBY            MD 20657  10.6250           07/30/04
3476817                    0.0000            09/01/04          12
3476817                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446933                    5.7500            126800.0000       100.0000
                           5.7500            126,800.00        T
                           5.5000            607.58            1
                           10.7500           607.58            80
MOUNTAIN VIEW    HI 96771  10.5000           07/20/04
3459220                    0.0000            09/01/04          00
3459220                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446947                    6.0000            156500.0000       100.0000
                           6.0000            156,500.00        ZZ
                           5.7500            782.50            1
                           11.0000           782.50            79
ATLANTA          GA 30309  10.7500           07/28/04
3470464                    0.0000            09/01/04          00
3470464                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           N                 0.0000

9446951                    5.8750            212000.0000       100.0000
                           5.8750            211,999.90        ZZ
                           5.6250            1037.92           1
                           10.8750           1037.92           80
GAITHERSBURG     MD 20879  10.6250           06/30/04
3308780                    0.0000            08/01/04          00
3308780                    0.0000            07/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            08/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9446955                    6.0000            174960.0000       100.0000
                           6.0000            174,785.82        ZZ
                           5.7500            1048.98           2
                           11.0000           1048.98           79
MINNEAPOLIS      MN 55407  10.7500           07/08/04
3443374                    0.0000            09/01/04          00
3443374                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447051                    5.8750            225000.0000       100.0000
                           5.8750            224,905.60        ZZ
                           5.6250            1101.56           3
                           10.8750           1101.56           90
EVERETT          WA 98201  10.6250           07/14/04
3436717                    0.0000            09/01/04          01
3436717                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447061                    5.5000            552000.0000       100.0000
                           5.5000            552,000.00        ZZ
                           5.2500            2530.00           1
                           10.5000           2530.00           80
APTOS            CA 95003  10.2500           07/19/04
3441276                    0.0000            09/01/04          00
3441276                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447065                    5.6250            320000.0000       100.0000
                           5.6250            320,000.00        ZZ
                           5.3750            1500.00           1
                           10.6250           1500.00           48
PACIFIC GROVE    CA 93950  10.3750           06/29/04
3344707                    0.0000            09/01/04          00
3344707                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9447073                    5.6250            384000.0000       100.0000
                           5.6250            384,000.00        ZZ
                           5.3750            1800.00           1
                           10.6250           1800.00           80
BURKE            VA 22015  10.3750           07/09/04
3344714                    0.0000            09/01/04          00
3344714                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447077                    5.7500            628000.0000       100.0000
                           5.7500            627,344.33        ZZ
                           5.5000            3664.84           1
                           10.7500           3664.84           80
SAN DIEGO        CA 92128  10.5000           07/08/04
3424789                    0.0000            09/01/04          00
3424789                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447083                    5.5000            344000.0000       100.0000
                           5.5000            343,623.47        ZZ
                           5.2500            1953.20           1
                           10.5000           1953.20           80
RENO             NV 89509  10.2500           07/30/04
3340377                    0.0000            09/01/04          00
3340377                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9449583                    6.5000            228000.0000       100.0000
                           6.5000            228,000.00        ZZ
                           6.2500            1235.00           2
                           12.5000           1235.00           80
LOS ANGELES      CA 90001  12.2500           07/22/04
0438236382                 0.0000            09/01/04          00
29004399                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
G27/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.5000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9459631                    5.7500            252000.0000       100.0000
                           5.7500            251,736.90        ZZ
                           5.5000            1470.60           1
                           11.7500           1470.60           80
DRIPPING SPRING  TX 78620  11.5000           07/29/04
0438275265                 0.0000            09/01/04          00
3000647947                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
U05/G02                    3.0000            09/01/11          09/01/11
25                         3.2500            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9461649                    6.1250            416000.0000       100.0000
                           6.1250            415,595.67        TX
                           5.8750            2527.66           1
                           12.1250           2527.66           80
UNIVERSITY PARK  TX 75225  11.8750           07/21/04
0438207367                 0.0000            09/01/04          00
1400000494                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
758/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.1250           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9461767                    5.5000            333800.0000       100.0000
                           5.5000            333,800.00        ZZ
                           5.2500            1529.92           1
                           10.5000           1529.92           41
CAMBRIA          CA 93428  10.2500           07/20/04
0438275745                 0.0000            09/01/04          00
W01768759                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/11          08/01/11
944/G02                    2.0000            09/01/11          09/01/11
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9461777                    6.2500            155000.0000       100.0000
                           6.2500            155,000.00        ZZ
                           6.0000            807.30            1
                           11.2500           807.30            87
FREDERICKSBURG   VA 22407  11.0000           07/23/04
0438274433                 0.0000            09/01/04          10
W01770626                  0.0000            08/01/34          25.0000
0                          2.2500            08/01/11          08/01/11
944/G02                    2.0000            09/01/11          09/01/11
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9465006                    6.0000            460000.0000       100.0000
                           6.0000            460,000.00        ZZ
                           5.7500            2300.00           1
                           12.0000           2300.00           77
HENDERSON        NV 89012  11.7500           07/09/04
0438124943                 0.0000            08/18/04          00
555370090                  0.0000            07/18/34          0.0000
0                          3.2500            07/18/11          07/18/11
N16/G02                    3.0000            08/18/11          08/18/11
45                         3.2500            0.0000            0.0000
A                          12.0000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9477692                    6.3750            494000.0000       100.0000
                           6.3750            493,542.46        ZZ
                           6.1250            3081.92           1
                           11.3755           3081.92           95
WELLINGTON       FL 33414  11.1255           07/27/04
0438181083                 0.0000            09/01/04          12
50104173                   0.0000            08/01/34          30.0000
0                          2.2500            08/01/11          08/01/11
696/G02                    2.0000            09/01/11          09/01/11
25                         2.2500            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 1.0000            1.0000
5.0005                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9478805                    7.2500            168750.0000       100.0000
                           7.2500            168,750.00        ZZ
                           7.0000            1019.53           1
                           13.2500           1019.53           75
THOUSAND OAKS    CA 91320  13.0000           07/19/04
0438239246                 0.0000            09/01/04          00
13238043                   0.0000            08/01/34          0.0000
0                          3.5000            08/01/11          08/01/11
T08/G02                    3.2500            09/01/11          09/01/11
25                         3.5000            0.0000            0.0000
A                          13.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           N                 0.0000

9500561                    6.0000            444000.0000       100.0000
                           6.0000            444,000.00        ZZ
                           5.7500            2662.00           1
                           11.0000           2662.00           80
ALEXANDRIA       VA 22301  10.7500           08/20/04
0438276966                 0.0000            10/01/04          00
32604221                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/11          09/01/11
696/G02                    3.0000            10/01/11          10/01/11
25                         3.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9530767                    5.8750            372000.0000       100.0000
                           5.8750            372,000.00        ZZ
                           5.6250            2200.53           1
                           11.8750           2200.53           80
YARMOUTH         MA 02675  11.6250           08/13/04
0438295792                 3.2500            10/01/04          00
32019311                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/11          09/01/11
Q30/G02                    3.0000            10/01/11          10/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     5                 0
0.0000                     05                00
                           O                 0.0000

Total Number of Loans:     49

Total Original Balance:    14,006,023.00

Total Principal Balance:   13,996,064.21

Total Original P+I:        74,862.88

Total Current P+I:         74,862.88

Arm Rate Passthru
Loan Number                   Sub Serv Fee                  RFC Net Ceiling
Principal Bal                 Mstr Serv Fee                 Max Net Mort Rate
Curr Note Rate                Alloc Exp                     Max Post Strip Rate
RFC Net Rate                  Misc Exp                      Int Rate Margin
Investor Rate                 Spread                        PostStrip Margin
Post Strip Rate               Strip
8894055                       0.2500                        11.5000
142620.72                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

8902530                       0.2500                        12.1250
114993.98                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

8962175                       0.2500                        10.2000
279963.28                     0.0500                        10.1500
5.5000                        0.0000                        10.1500
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

8971719                       0.2500                        11.1250
215511.13                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

8995291                       0.2500                        11.6250
182982.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9012525                       0.2500                        10.2500
311200.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9127609                       0.2500                        12.0000
646136.34                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9136985                       0.2500                        11.6250
104000.00                     0.0500                        11.5750
6.8750                        0.0000                        11.5750
6.6250                        0.0000                        2.9500
6.5750                        0.0000                        2.9500
6.5750                        0.0000

9153059                       0.2500                        11.2500
180000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9177641                       0.2500                        12.0000
110489.38                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9216415                       0.2500                        11.7500
479041.91                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9226989                       0.2500                        11.6250
326666.61                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9240203                       0.2500                        12.0000
288350.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9254293                       0.2500                        11.3750
464800.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9445119                       0.2500                        12.0000
393600.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9446675                       0.2500                        10.6250
645561.44                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446687                       0.2500                        10.5000
374608.48                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446715                       0.2500                        10.7500
144655.85                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446721                       0.2500                        10.1250
124779.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9446743                       0.2500                        10.8750
162800.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9446753                       0.2500                        10.6250
148000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446763                       0.2500                        10.5000
213120.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446771                       0.2500                        10.2500
528500.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446809                       0.2500                        10.3750
143591.60                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446819                       0.2500                        10.8750
172332.34                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9446831                       0.2500                        10.0000
161300.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446871                       0.2500                        10.2500
209576.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446885                       0.2500                        10.2500
161000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446897                       0.2500                        10.6250
121500.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446933                       0.2500                        10.5000
126800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446947                       0.2500                        10.7500
156500.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446951                       0.2500                        10.6250
211999.90                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446955                       0.2500                        10.7500
174785.82                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447051                       0.2500                        10.6250
224905.60                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447061                       0.2500                        10.2500
552000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447065                       0.2500                        10.3750
320000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447073                       0.2500                        10.3750
384000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447077                       0.2500                        10.5000
627344.33                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447083                       0.2500                        10.2500
343623.47                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9449583                       0.2500                        12.2500
228000.00                     0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9459631                       0.2500                        11.5000
251736.90                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9461649                       0.2500                        11.8750
415595.67                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9461767                       0.2500                        10.2500
333800.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9461777                       0.2500                        11.0000
155000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9465006                       0.2500                        11.7500
460000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9477692                       0.2500                        11.1255
493542.46                     0.0500                        11.0755
6.3750                        0.0000                        11.0755
6.1250                        0.0000                        1.9500
6.0750                        0.0000                        1.9500
6.0750                        0.0000

9478805                       0.2500                        13.0000
168750.00                     0.0500                        12.9500
7.2500                        0.0000                        12.9500
7.0000                        0.0000                        3.2000
6.9500                        0.0000                        3.2000
6.9500                        0.0000

9500561                       0.2500                        10.7500
444000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9530767                       0.2500                        11.6250
372000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

Total Number of Loans:        49

Total Original Balance:       14,006,023.00

Total Principal Balance:      13,996,064.21

Total Original P+I:           74,862.88

Total Current P+I:            74,862.88

Non Fixed Rate Loan
Loan Number                Orig Rate         Original Bal      Max Neg Amort
                           Curr Rate         Principal Bal     Loan Feature
                           Net Curr          Original PI       # of Units
                           Note Ceiling      Current PI        LTV
City             State Zip Net Ceiling       Note Date
Servicer Loan #            Note Floor        First Pay Date    MI Co Code
Seller Loan #              Net Floor         Maturity Date     MI Coverage
Investor Loan #            Gross Margin      1st IntChgDate    Nxt IntChgDate
S/S Code                   Net Margin        1st PmtChgDate    Nxt PmtChgDate
Int Chg Prior Day          1st Yr Floor      Pmt Cap Incr      Pmt Cap Decr
Payment Type               1st Yr Ceil       Int Chg Freq Mos  Pmt Chg Freq Mos
Orig Term                  Adj Index         Period Incr       Period Decr
Note Life Incr             Note Round Type   Note Round Mth    Note Round Fctr
Net Life Incr              Net Round Type    Net Round Mth     Net Round Fctr
Note Life Decr             Loan Purp         Convert Code      Convert Prd From
Net Life Decr              Prop Type         Convert Index     Convert Prd To
                           Occup Code        Convert Margin
9019041                    4.5000            195900.0000       100.0000
                           4.5000            195,900.00        ZZ
                           4.2500            734.63            1
                           9.5000            734.63            80
SAN DIEGO        CA 92103  9.2500            04/08/04
0438001828                 0.0000            06/01/04          00
11510144932                0.0000            05/01/34          0.0000
0                          2.2500            05/01/09          05/01/09
E84/G01                    2.0000            06/01/09          06/01/09
45                         2.2500            0.0000            0.0000
A                          9.5000            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9021291                    5.5000            150000.0000       100.0000
                           5.5000            149,241.45        ZZ
                           5.2500            851.68            1
                           11.5000           851.68            75
LANCASTER        CA 93535  11.2500           04/28/04
0437844376                 3.2500            06/01/04          00
21015143                   3.0000            05/01/34          0.0000
0                          3.2500            05/01/11          05/01/11
B57/G02                    3.0000            06/01/11          06/01/11
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     2                 0
0.0000                     05                00
                           N                 0.0000

9033039                    6.0000            215000.0000       100.0000
                           6.0000            214,925.17        ZZ
                           5.7500            1075.00           1
                           12.0000           1075.00           85
BOUNTIFUL        UT 84010  11.7500           05/11/04
0420807489                 0.0000            07/01/04          04
0420807489                 0.0000            06/01/34          12.0000
0                          3.2500            06/01/07          06/01/07
E22/G02                    3.0000            07/01/07          07/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9035441                    6.0000            305100.0000       100.0000
                           6.0000            305,100.00        ZZ
                           5.7500            1525.50           1
                           11.0000           1525.50           80
SPRINGFIELD      VA 22151  10.7500           05/17/04
0437898539                 0.0000            07/01/04          00
21704064                   0.0000            06/01/34          0.0000
0                          3.2500            06/01/11          06/01/11
696/G02                    3.0000            07/01/11          07/01/11
25                         3.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9077479                    6.1250            113500.0000       100.0000
                           6.1250            113,167.35        ZZ
                           5.8750            689.64            4
                           12.1250           689.64            90
CLEVELAND        OH 44109  11.8750           06/03/04
0421083403                 0.0000            07/01/04          04
0421083403                 0.0000            06/01/34          25.0000
0                          3.2500            06/01/07          06/01/07
E22/G02                    3.0000            07/01/07          07/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9098933                    4.3750            243700.0000       100.0000
                           4.3750            242,711.59        ZZ
                           4.1250            1216.76           1
                           10.3750           1216.76           65
SAN DIEGO        CA 92126  10.1250           05/20/04
0437966187                 2.2500            07/01/04          00
014040132                  2.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
X05/G02                    2.0000            07/01/09          07/01/09
25                         2.2500            0.0000            0.0000
A                          10.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     5                 0
0.0000                     01                00
                           N                 0.0000

9104911                    5.1250            92000.0000        100.0000
                           5.1250            91,119.87         ZZ
                           4.8750            500.93            1
                           11.1250           500.93            75
EL CAMPO         TX 77437  10.8750           05/10/04
0438014698                 0.0000            07/01/04          00
1230200031                 0.0000            06/01/34          0.0000
0                          3.5000            06/01/11          06/01/11
T08/G02                    3.2500            07/01/11          07/01/11
25                         3.5000            0.0000            0.0000
A                          11.1250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9105745                    5.8750            174000.0000       100.0000
                           5.8750            173,462.10        ZZ
                           5.6250            1029.28           1
                           11.8750           1029.28           72
WESTERVILLE      OH 43081  11.6250           05/24/04
0438015455                 0.0000            07/01/04          00
13236913                   0.0000            06/01/34          0.0000
0                          3.5000            06/01/11          06/01/11
T08/G02                    3.2500            07/01/11          07/01/11
25                         3.5000            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9127606                    5.7500            152000.0000       100.0000
                           5.7500            151,036.33        ZZ
                           5.5000            887.03            1
                           11.7500           887.03            80
MORENO VALLEY    CA 92551  11.5000           02/09/04
0437519267                 3.2500            04/01/04          00
02401148                   3.0000            03/01/34          0.0000
0                          3.2500            03/01/11          03/01/11
M07/G02                    3.0000            04/01/11          04/01/11
45                         3.2500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     03                00
                           N                 0.0000

9132817                    6.2500            116000.0000       100.0000
                           6.2500            115,779.30        ZZ
                           6.0000            714.23            4
                           11.2500           714.23            80
OAK GROVE        MO 64075  11.0000           06/11/04
0438040321                 0.0000            08/01/04          00
582841                     0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
H49/G02                    3.0000            08/01/09          08/01/09
25                         3.2500            0.0000            0.0000
A                          11.2500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9144125                    6.0000            252000.0000       100.0000
                           6.0000            252,000.00        ZZ
                           5.7500            1260.00           1
                           12.0000           1260.00           80
SAN DIEGO        CA 92139  11.7500           06/01/04
3348352                    0.0000            08/01/04          00
3348352                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9144131                    6.0000            256500.0000       100.0000
                           6.0000            255,988.02        ZZ
                           5.7500            1537.85           1
                           12.0000           1537.85           95
HONOLULU         HI 96825  11.7500           06/09/04
3341427                    0.0000            08/01/04          11
3341427                    0.0000            07/01/34          30.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9144159                    4.8750            228000.0000       100.0000
                           4.8750            227,944.52        ZZ
                           4.6250            926.25            1
                           9.8750            926.25            80
MODESTO          CA 95350  9.6250            06/01/04
3311735                    0.0000            08/01/04          00
3311735                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144177                    6.0000            333700.0000       100.0000
                           6.0000            333,700.00        ZZ
                           5.7500            1668.50           1
                           12.0000           1668.50           77
PLANO            TX 75093  11.7500           06/08/04
3372076                    0.0000            08/01/04          00
3372076                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144185                    5.1250            227625.0000       100.0000
                           5.1250            227,625.00        ZZ
                           4.8750            972.15            1
                           10.1250           972.15            80
SANTA FE         NM 87507  9.8750            06/02/04
3357769                    0.0000            08/01/04          00
3357769                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144197                    5.8750            120000.0000       100.0000
                           5.8750            119,754.70        ZZ
                           5.6250            709.85            1
                           10.8750           709.85            45
HILLSBORO BEACH  FL 33062  10.6250           06/07/04
3346820                    0.0000            08/01/04          00
3346820                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9144205                    5.5000            140800.0000       100.0000
                           5.5000            140,491.06        ZZ
                           5.2500            799.45            1
                           10.5000           799.45            80
NORFOLK          VA 23502  10.2500           05/27/04
3268124                    0.0000            08/01/04          00
3268124                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144221                    5.0000            256700.0000       100.0000
                           5.0000            255,770.80        ZZ
                           4.7500            1378.03           1
                           10.0000           1378.03           80
ODESSA           FL 33556  9.7500            05/17/04
3310748                    2.2500            07/01/04          00
3310748                    2.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
286/286                    2.0000            07/01/09          07/01/09
45                         2.2500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9144229                    5.8750            200000.0000       100.0000
                           5.8750            199,591.18        ZZ
                           5.6250            1183.08           1
                           10.8750           1183.08           80
CUMMING          GA 30040  10.6250           06/03/04
3347308                    2.7500            08/01/04          00
3347308                    2.5000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     5                 0
0.0000                     03                00
                           O                 0.0000

9144237                    6.5000            314000.0000       100.0000
                           6.5000            313,430.73        ZZ
                           6.2500            1984.70           2
                           11.5000           1984.70           80
WOODBRIDGE TWP   NJ 08863  11.2500           06/10/04
3166113                    0.0000            08/01/04          00
3166113                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9144253                    6.0000            102900.0000       100.0000
                           6.0000            102,694.61        ZZ
                           5.7500            616.94            1
                           12.0000           616.94            70
EL PASO          IL 61738  11.7500           06/09/04
1774067                    0.0000            08/01/04          00
1774067                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144255                    5.7500            164000.0000       100.0000
                           5.7500            163,483.85        ZZ
                           5.5000            957.06            1
                           10.7500           957.06            69
SACRAMENTO       CA 95823  10.5000           05/14/04
3309630                    0.0000            07/01/04          00
3309630                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9144269                    6.0000            213300.0000       100.0000
                           6.0000            213,300.00        ZZ
                           5.7500            1066.50           1
                           11.0000           1066.50           90
ANTHEM           AZ 85086  10.7500           05/27/04
3310638                    0.0000            07/01/04          12
3310638                    0.0000            06/01/34          25.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9144285                    6.0000            83300.0000        100.0000
                           6.0000            83,300.00         ZZ
                           5.7500            416.50            2
                           12.0000           416.50            70
NORFOLK          VA 23513  11.7500           06/14/04
3352778                    0.0000            08/01/04          00
3352778                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9144297                    5.8750            272000.0000       100.0000
                           5.8750            272,000.00        ZZ
                           5.6250            1331.67           1
                           10.8750           1331.67           80
ASHBURN          VA 20147  10.6250           06/07/04
3349920                    0.0000            08/01/04          00
3349920                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/09          07/01/09
286/286                    2.5000            08/01/09          08/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9144307                    6.0000            300800.0000       100.0000
                           6.0000            300,800.00        ZZ
                           5.7500            1504.00           1
                           12.0000           1504.00           80
SAN DIEGO        CA 92114  11.7500           05/26/04
3345269                    0.0000            07/01/04          00
3345269                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144311                    5.7500            143900.0000       100.0000
                           5.7500            143,404.70        T
                           5.5000            839.77            1
                           10.7500           839.77            80
MEDFORD          OR 97501  10.5000           05/18/04
3270490                    0.0000            07/01/04          01
3270490                    0.0000            06/01/34          25.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144317                    5.3750            176650.0000       100.0000
                           5.3750            176,053.50        ZZ
                           5.1250            989.19            1
                           10.3750           989.19            80
FUQUAY VARINA    NC 27526  10.1250           05/26/04
3305963                    0.0000            07/01/04          00
3305963                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/09          06/01/09
286/286                    2.5000            07/01/09          07/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9144319                    6.0000            258000.0000       100.0000
                           6.0000            257,954.24        ZZ
                           5.7500            1290.00           1
                           12.0000           1290.00           80
ARLINGTON        VA 22201  11.7500           06/04/04
3349333                    0.0000            07/01/04          00
3349333                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9144323                    5.5000            241000.0000       100.0000
                           5.5000            240,999.95        ZZ
                           5.2500            1104.58           1
                           11.5000           1104.58           71
COSTA MESA       CA 92627  11.2500           05/27/04
3348990                    0.0000            07/01/04          00
3348990                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9144327                    6.0000            144900.0000       100.0000
                           6.0000            144,863.77        ZZ
                           5.7500            724.50            1
                           12.0000           724.50            90
DUMFRIES         VA 22026  11.7500           06/03/04
3343363                    0.0000            08/01/04          12
3343363                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9144343                    6.0000            165000.0000       100.0000
                           6.0000            165,000.00        ZZ
                           5.7500            825.00            1
                           12.0000           825.00            71
MINNEAPOLIS      MN 55406  11.7500           06/02/04
3334960                    0.0000            07/01/04          00
3334960                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9144345                    6.0000            157500.0000       100.0000
                           6.0000            157,500.00        ZZ
                           5.7500            787.50            1
                           12.0000           787.50            75
PRIOR LAKE       MN 55372  11.7500           06/02/04
3335020                    0.0000            07/01/04          00
3335020                    0.0000            06/01/34          0.0000
0                          2.7500            06/01/07          06/01/07
286/286                    2.5000            07/01/07          07/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9144355                    6.0000            321900.0000       100.0000
                           6.0000            321,257.48        ZZ
                           5.7500            1929.96           1
                           12.0000           1929.96           90
CHANDLER         AZ 85249  11.7500           06/01/04
3334660                    2.7500            08/01/04          21
3334660                    2.5000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     03                00
                           O                 0.0000

9149019                    5.7500            173520.0000       100.0000
                           5.7500            173,520.00        ZZ
                           5.5000            831.45            1
                           11.7500           831.45            80
BOYNTON BEACH    FL 33435  11.5000           06/18/04
3355831                    0.0000            08/01/04          00
3355831                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9149027                    6.6250            52200.0000        100.0000
                           6.6250            52,200.00         ZZ
                           6.3750            288.19            1
                           12.6250           288.19            90
SALT LAKE CITY   UT 84115  12.3750           06/11/04
3367075                    0.0000            08/01/04          21
3367075                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.6250            0.0000            0.0000
A                          8.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149031                    6.0000            250000.0000       100.0000
                           6.0000            249,973.88        ZZ
                           5.7500            1250.00           1
                           12.0000           1250.00           79
RED BLUFF        CA 96080  11.7500           06/08/04
3237327                    0.0000            08/01/04          00
3237327                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9149035                    6.6250            125600.0000       100.0000
                           6.6250            125,600.00        ZZ
                           6.3750            693.42            1
                           12.6250           693.42            80
PHOENIX          AZ 85042  12.3750           06/14/04
3395644                    0.0000            08/01/04          00
3395644                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.6250            0.0000            0.0000
A                          8.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149039                    5.8750            79200.0000        100.0000
                           5.8750            79,038.10         ZZ
                           5.6250            468.50            1
                           11.8750           468.50            80
SALT LAKE CITY   UT 84111  11.6250           06/18/04
3369227                    0.0000            08/01/04          00
3369227                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149041                    6.2500            128000.0000       100.0000
                           6.2500            128,000.00        ZZ
                           6.0000            666.67            1
                           12.2500           666.67            80
CHANDLER         AZ 85224  12.0000           06/10/04
3363630                    0.0000            08/01/04          00
3363630                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149049                    6.5000            292500.0000       100.0000
                           6.5000            291,969.72        ZZ
                           6.2500            1848.80           4
                           12.5000           1848.80           90
CHICAGO          IL 60622  12.2500           06/15/04
3348735                    0.0000            08/01/04          11
3348735                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.5000            0.0000            0.0000
A                          8.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149055                    5.7500            243200.0000       100.0000
                           5.7500            243,200.00        T
                           5.5000            1165.33           1
                           11.7500           1165.33           80
HAYMARKET        VA 20169  11.5000           06/17/04
3337254                    0.0000            08/01/04          01
3337254                    0.0000            07/01/34          25.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9149065                    6.3750            396000.0000       100.0000
                           6.3750            395,894.81        ZZ
                           6.1250            2103.75           2
                           12.3750           2103.75           80
OAKLAND          CA 94610  12.1250           06/15/04
3370422                    0.0000            08/01/04          00
3370422                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149081                    5.8750            116250.0000       100.0000
                           5.8750            116,011.21        ZZ
                           5.6250            687.67            1
                           11.8750           687.67            75
MURRAY           UT 84107  11.6250           06/14/04
3285627                    0.0000            08/01/04          00
3285627                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149125                    5.8750            288000.0000       100.0000
                           5.8750            288,000.00        ZZ
                           5.6250            1410.00           1
                           11.8750           1410.00           80
BELLAIRE         TX 77401  11.6250           06/15/04
3394624                    0.0000            08/01/04          00
3394624                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9149133                    5.7500            127855.0000       100.0000
                           5.7500            127,587.38        ZZ
                           5.5000            746.13            1
                           11.7500           746.13            80
NEWPORT NEWS     VA 23602  11.5000           06/17/04
3320449                    0.0000            08/01/04          00
3320449                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9149139                    5.8750            228500.0000       100.0000
                           5.8750            228,032.92        ZZ
                           5.6250            1351.67           1
                           11.8750           1351.67           75
FULLERTON        CA 92831  11.6250           06/04/04
3350534                    0.0000            08/01/04          00
3350534                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9149141                    5.7500            172600.0000       100.0000
                           5.7500            172,600.00        ZZ
                           5.5000            827.04            1
                           11.7500           827.04            71
VIRGINIA BEACH   VA 23451  11.5000           06/17/04
3328432                    0.0000            08/01/04          00
3328432                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9149153                    5.8750            180000.0000       100.0000
                           5.8750            180,000.00        ZZ
                           5.6250            881.25            1
                           11.8750           881.25            77
MINNEAPOLIS      MN 55431  11.6250           06/21/04
3351064                    0.0000            08/01/04          00
3351064                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9149155                    6.0000            294500.0000       100.0000
                           6.0000            294,100.00        ZZ
                           5.7500            1472.50           1
                           12.0000           1472.50           75
FREDERICK        MD 21703  11.7500           06/11/04
3343267                    0.0000            08/01/04          00
3343267                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9150809                    6.8750            232800.0000       100.0000
                           6.8750            232,800.00        ZZ
                           6.6250            1333.75           4
                           11.8750           1333.75           80
WASHINGTON       DC 20002  11.6250           06/18/04
0438051450                 0.0000            08/01/04          00
20204082                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/11          07/01/11
696/G02                    3.0000            08/01/11          08/01/11
25                         3.2500            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9156593                    6.2500            96600.0000        100.0000
                           6.2500            96,416.22         ZZ
                           6.0000            594.78            1
                           12.2500           594.78            80
LARGO            FL 33771  12.0000           06/30/04
0421338179                 0.0000            08/01/04          00
0421338179                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
E22/G02                    3.0000            08/01/07          08/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9157009                    6.5000            148800.0000       100.0000
                           6.5000            148,530.23        ZZ
                           6.2500            940.52            1
                           11.5000           940.52            80
LACEY            WA 98503  11.2500           06/22/04
0421203480                 0.0000            08/01/04          00
0421203480                 0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
E22/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9160615                    5.7500            267300.0000       100.0000
                           5.7500            266,740.51        ZZ
                           5.5000            1559.89           3
                           11.7500           1559.89           90
PLYMOUTH         MI 48170  11.5000           06/25/04
0438185092                 0.0000            08/01/04          10
MIVARGA                    0.0000            07/01/34          25.0000
0                          3.2500            07/01/07          07/01/07
R55/G02                    3.0000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9162165                    6.5000            131000.0000       100.0000
                           6.5000            130,762.50        ZZ
                           6.2500            828.01            2
                           11.5000           828.01            90
MILAN            IL 61264  11.2500           07/01/04
0438071524                 3.2500            08/01/04          11
TQSDAVISROBERT             3.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
U85/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     2                 0
0.0000                     05                00
                           N                 0.0000

9163809                    6.5000            100000.0000       100.0000
                           6.5000            99,818.71         ZZ
                           6.2500            632.07            1
                           12.5000           632.07            60
BROOKLYN PARK    MN 55443  12.2500           06/25/04
0438075723                 3.2500            08/01/04          00
9547272222                 3.0000            07/01/34          0.0000
0                          3.2500            07/01/11          07/01/11
X81/G02                    3.0000            08/01/11          08/01/11
45                         3.2500            0.0000            0.0000
A                          12.5000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           N                 0.0000

9164449                    5.8750            53600.0000        100.0000
                           5.8750            53,490.45         ZZ
                           5.6250            317.06            2
                           11.8750           317.06            80
DETROIT          MI 48204  11.6250           06/15/04
0438136772                 0.0000            08/01/04          00
267437                     0.0000            07/01/34          0.0000
0                          3.2500            07/01/11          07/01/11
E65/G02                    3.0000            08/01/11          08/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9167967                    5.6250            220000.0000       100.0000
                           5.6250            219,528.52        ZZ
                           5.3750            1266.44           1
                           10.6250           1266.44           100
STAUNTON         VA 24401  10.3750           06/30/04
0438178964                 0.0000            08/01/04          10
0034859010                 0.0000            07/01/34          35.0000
0                          3.2500            07/01/09          07/01/09
N74/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9168077                    5.5000            120700.0000       100.0000
                           5.5000            120,033.30        ZZ
                           5.2500            685.33            2
                           10.5000           685.33            77
LONGWOOD         FL 32750  10.2500           03/31/04
0438072118                 0.0000            05/01/04          00
4000078408                 0.0000            04/01/34          0.0000
0                          2.2500            04/01/09          04/01/09
F09/G02                    2.0000            05/01/09          05/01/09
25                         2.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 2.2500            2.2500
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9168183                    4.7500            109500.0000       100.0000
                           4.7500            108,945.66        ZZ
                           4.5000            571.20            1
                           9.7500            571.20            54
SPRING LAKE PAR  MN 55432  9.5000            04/29/04
0438072415                 0.0000            06/01/04          00
4000085189                 0.0000            05/01/34          0.0000
0                          2.2500            05/01/09          05/01/09
F09/G02                    2.0000            06/01/09          06/01/09
45                         2.2500            0.0000            0.0000
A                          9.7500            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9168567                    6.5000            300000.0000       100.0000
                           6.5000            299,728.80        ZZ
                           6.2500            1896.20           1
                           12.5000           1896.20           80
ST LOUIS PARK    MN 55416  12.2500           07/07/04
0438077471                 0.0000            09/01/04          00
04800599F                  0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
B39/G02                    3.0000            09/01/07          09/01/07
45                         4.5000            0.0000            0.0000
A                          8.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9169691                    6.5000            252000.0000       100.0000
                           6.5000            251,965.00        ZZ
                           6.2500            1365.00           1
                           12.5000           1365.00           80
SEDRO WOOLLEY    WA 98284  12.2500           06/10/04
0438080699                 0.0000            08/01/04          00
09406054                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
X05/G02                    3.0000            08/01/07          08/01/07
25                         3.5000            0.0000            0.0000
A                          9.5000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9170123                    5.6250            315000.0000       100.0000
                           5.6250            313,359.06        ZZ
                           5.3750            1813.32           1
                           10.6250           1813.32           57
LOS ANGELS       CA 90732  10.3750           04/08/04
0438072845                 0.0000            06/01/04          00
4000063272                 0.0000            05/01/34          0.0000
0                          2.2500            05/01/09          05/01/09
F09/G02                    2.0000            06/01/09          06/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9170565                    6.7500            180000.0000       100.0000
                           6.7500            179,845.02        ZZ
                           6.5000            1167.48           1
                           12.7500           1167.48           80
ANDOVER          MN 55304  12.5000           07/08/04
0438091886                 0.0000            09/01/04          00
04800588F                  0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
B39/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.7500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9183743                    5.5000            236000.0000       100.0000
                           5.5000            236,000.00        ZZ
                           5.2500            1081.67           1
                           11.5000           1081.67           80
SANTA ROSA       CA 95405  11.2500           06/30/04
0421248576                 0.0000            09/01/04          00
0421248576                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9184255                    4.5000            212000.0000       100.0000
                           4.5000            211,140.34        ZZ
                           4.2500            1074.18           1
                           9.5000            1074.18           80
BIG BEAR LAKE    CA 92315  9.2500            04/28/04
0438087736                 0.0000            07/01/04          00
W03040559                  0.0000            06/01/34          0.0000
0                          2.2500            06/01/09          06/01/09
944/G02                    2.0000            07/01/09          07/01/09
45                         2.2500            0.0000            0.0000
A                          9.5000            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9188494                    5.8750            184000.0000       100.0000
                           5.8750            182,826.38        ZZ
                           5.6250            1088.43           1
                           11.8750           1088.43           80
SNOQUALMIE       WA 98065  11.6250           03/04/04
0437561830                 3.2500            05/01/04          00
040451S                    3.0000            04/01/34          0.0000
0                          3.2500            04/01/11          04/01/11
F61/G02                    3.0000            05/01/11          05/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     5                 0
0.0000                     05                00
                           N                 0.0000

9195403                    6.2500            218500.0000       100.0000
                           6.2500            218,292.68        ZZ
                           6.0000            1345.34           1
                           12.2500           1345.34           90
WALDORF          MD 20603  12.0000           07/06/04
0438109829                 0.0000            09/01/04          11
10800059087                0.0000            08/01/34          25.0000
0                          3.2500            08/01/11          08/01/11
E77/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9195453                    6.2500            228000.0000       100.0000
                           6.2500            228,000.00        ZZ
                           6.0000            1187.50           1
                           12.2500           1187.50           71
CHINO HILLS      CA 91709  12.0000           07/08/04
0438119174                 3.2500            09/01/04          00
51112962                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
Y40/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9198945                    5.5000            232750.0000       100.0000
                           5.5000            132,495.24        ZZ
                           5.2500            1321.53           1
                           10.5000           1321.53           39
BUFFALO GROVE    IL 60089  10.2500           07/09/04
0421144445                 0.0000            09/01/04          00
0421144445                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9199253                    6.3750            217500.0000       100.0000
                           6.3750            217,298.55        ZZ
                           6.1250            1356.92           1
                           12.3750           1356.92           75
KEY LARGO        FL 33037  12.1250           07/14/04
0421337346                 0.0000            09/01/04          00
0421337346                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9200363                    6.3750            105435.0000       100.0000
                           6.3750            105,239.16        ZZ
                           6.1250            657.78            2
                           12.3750           657.78            90
CARTERSVILLE     GA 30120  12.1250           07/02/04
0438109043                 0.0000            08/01/04          11
30226                      0.0000            07/01/34          25.0000
0                          3.2500            07/01/07          07/01/07
A52/G02                    3.0000            08/01/07          08/01/07
25                         4.3750            0.0000            0.0000
A                          8.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9201671                    6.2500            145500.0000       100.0000
                           6.2500            145,500.00        ZZ
                           6.0000            895.87            1
                           11.2500           895.87            75
RICHARDSON       TX 75080  11.0000           07/15/04
0421024738                 0.0000            09/01/04          00
0421024738                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9205697                    6.5000            149500.0000       100.0000
                           6.5000            149,364.85        ZZ
                           6.2500            944.94            1
                           11.5000           944.94            65
GLEN BURNIE      MD 21061  11.2500           07/09/04
0438151268                 0.0000            09/01/04          00
1080006299                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E77/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9216427                    5.8750            239900.0000       100.0000
                           5.8750            239,655.41        ZZ
                           5.6250            1419.10           1
                           11.8750           1419.10           80
ATLANTA          GA 30340  11.6250           07/16/04
0438191793                 0.0000            09/01/04          00
0000029788                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
X64/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          11.8750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9216775                    5.3750            235000.0000       100.0000
                           5.3750            234,472.16        ZZ
                           5.1250            1315.93           1
                           10.3750           1315.93           68
SALT LAKE CITY   UT 84108  10.1250           06/28/04
0438155756                 0.0000            08/01/04          00
10072597                   0.0000            07/01/34          0.0000
0                          3.2500            07/01/09          07/01/09
W84/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9219021                    6.5000            119200.0000       100.0000
                           6.5000            119,092.24        ZZ
                           6.2500            753.43            1
                           11.5000           753.43            80
FRISCO           TX 75035  11.2500           07/19/04
0421392572                 0.0000            09/01/04          00
0421392572                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9219053                    5.8750            240000.0000       100.0000
                           5.8750            239,013.00        ZZ
                           5.6250            1175.00           1
                           11.8750           1175.00           80
SANTEE           CA 92071  11.6250           07/12/04
0421409590                 0.0000            09/01/04          00
0421409590                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9221299                    5.5000            103200.0000       100.0000
                           5.5000            102,973.56        ZZ
                           5.2500            585.96            1
                           11.5000           585.96            80
O'FALLON         MO 63366  11.2500           06/29/04
0438169468                 0.0000            08/01/04          00
588353                     0.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
H49/G02                    3.0000            08/01/07          08/01/07
25                         3.5000            0.0000            0.0000
A                          7.5000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9222972                    5.3750            166400.0000       100.0000
                           5.3750            165,459.33        ZZ
                           5.1250            931.79            1
                           11.3750           931.79            80
MORENO VALLEY    CA 92553  11.1250           03/17/04
0437652951                 3.2500            05/01/04          00
02402280                   3.0000            04/01/34          0.0000
0                          3.2500            04/01/11          04/01/11
M07/G02                    3.0000            05/01/11          05/01/11
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.1250                     1                 0
0.0000                     05                00
                           N                 0.0000

9223089                    5.6250            228000.0000       100.0000
                           5.6250            228,000.00        ZZ
                           5.3750            1068.75           1
                           11.6250           1068.75           80
SANTA ANA        CA 92704  11.3750           07/07/04
0438164766                 2.2500            09/01/04          00
11406083                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
X05/G02                    2.0000            09/01/09          09/01/09
25                         2.2500            0.0000            0.0000
A                          11.6250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     01                00
                           O                 0.0000

9223201                    5.8750            172000.0000       100.0000
                           5.8750            171,648.40        ZZ
                           5.6250            1017.45           1
                           10.8750           1017.45           55
WOODLAND HILLS   CA 91364  10.6250           06/21/04
0438132177                 0.0000            08/01/04          00
9509625                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/11          07/01/11
808/G02                    2.0000            08/01/11          08/01/11
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9223275                    5.5000            280000.0000       100.0000
                           5.5000            280,000.00        ZZ
                           5.2500            1283.33           1
                           11.5000           1283.33           80
GARDEN GROVE     CA 92840  11.2500           06/21/04
0438130353                 0.0000            08/01/04          00
9509666                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/07          07/01/07
808/G02                    2.0000            08/01/07          08/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9223325                    5.7500            165000.0000       100.0000
                           5.7500            165,000.00        ZZ
                           5.5000            790.63            1
                           11.7500           790.63            72
FEDERAL WAY      WA 98023  11.5000           07/12/04
0438164717                 2.2500            09/01/04          00
09405196                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
X05/G02                    2.0000            09/01/09          09/01/09
25                         2.2500            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     2                 0
0.0000                     05                00
                           N                 0.0000

9225139                    6.8750            120000.0000       100.0000
                           6.8750            119,797.80        ZZ
                           6.6250            788.31            1
                           12.8750           788.31            75
FORT MYERS       FL 33907  12.6250           06/11/04
0438123598                 2.8750            08/01/04          00
24050202                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/09          07/01/09
W96/G02                    2.6250            08/01/09          08/01/09
25                         2.8750            0.0000            0.0000
A                          12.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
4.0000                     5                 0
0.0000                     03                00
                           N                 0.0000

9225211                    5.5000            114400.0000       100.0000
                           5.5000            114,148.99        T
                           5.2500            649.55            1
                           11.5000           649.55            76
VERO BEACH       FL 32967  11.2500           06/22/04
0438123903                 2.8750            08/01/04          00
24050498                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/11          07/01/11
W96/G02                    2.6250            08/01/11          08/01/11
25                         2.8750            0.0000            0.0000
A                          11.5000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     01                00
                           O                 0.0000

9225281                    6.2500            170000.0000       100.0000
                           6.2500            169,676.56        ZZ
                           6.0000            1046.72           1
                           12.2500           1046.72           54
SARASOTA         FL 34241  12.0000           06/16/04
0438124109                 2.8750            08/01/04          00
24050618                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/09          07/01/09
W96/G02                    2.6250            08/01/09          08/01/09
25                         2.8750            0.0000            0.0000
A                          12.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     5                 0
0.0000                     03                00
                           O                 0.0000

9225311                    6.1250            240000.0000       100.0000
                           6.1250            239,532.27        ZZ
                           5.8750            1458.27           1
                           12.1250           1458.27           49
MIAMI            FL 33131  11.8750           06/15/04
0438124224                 2.8750            08/01/04          00
24050690                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/07          07/01/07
W96/G02                    2.6250            08/01/07          08/01/07
25                         2.8750            0.0000            0.0000
A                          12.1250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     06                00
                           O                 0.0000

9225393                    6.3750            84000.0000        100.0000
                           6.3750            83,827.60         ZZ
                           6.1250            524.05            1
                           12.3750           524.05            68
ORLANDO          FL 32824  12.1250           06/18/04
0438124638                 2.8750            08/01/04          00
24060182                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/11          07/01/11
W96/G02                    2.6250            08/01/11          08/01/11
25                         2.8750            0.0000            0.0000
A                          12.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.5000                     1                 0
0.0000                     01                00
                           O                 0.0000

9227259                    5.8750            124000.0000       100.0000
                           5.8750            123,873.57        ZZ
                           5.6250            733.51            1
                           10.8750           733.51            80
CATHEDRAL CITY   CA 92234  10.6250           07/09/04
0438167538                 0.0000            09/01/04          00
60604340                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
X43/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228293                    6.1250            268000.0000       100.0000
                           6.1250            268,000.00        ZZ
                           5.8750            1367.92           1
                           12.1250           1367.92           84
MURRIETA         CA 92563  11.8750           07/15/04
0421460775                 0.0000            09/01/04          10
0421460775                 0.0000            08/01/34          12.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228611                    5.0000            228000.0000       100.0000
                           5.0000            227,751.04        ZZ
                           4.7500            950.00            1
                           10.0000           950.00            75
JUPITER          FL 33458  9.7500            06/21/04
0438179996                 0.0000            08/01/04          00
1101165569                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9228655                    5.3750            240800.0000       100.0000
                           5.3750            240,800.00        ZZ
                           5.1250            1078.58           1
                           10.3750           1078.58           80
ALEXANDRIA       VA 22315  10.1250           06/29/04
0438174187                 0.0000            08/01/04          00
1101176449                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9228659                    5.8750            240000.0000       100.0000
                           5.8750            240,000.00        ZZ
                           5.6250            1175.00           1
                           10.8750           1175.00           75
PAGELAND         SC 29728  10.6250           06/17/04
0438175895                 0.0000            08/01/04          00
1101176905                 0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228809                    5.5000            328000.0000       100.0000
                           5.5000            328,000.00        ZZ
                           5.2500            1503.33           1
                           10.5000           1503.33           80
CHARLOTTE        NC 28205  10.2500           07/01/04
0438177099                 0.0000            09/01/04          00
93008710                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228899                    5.2500            100000.0000       100.0000
                           5.2500            100,000.00        ZZ
                           5.0000            437.50            1
                           10.2500           437.50            71
CHARLOTTE        NC 28270  10.0000           06/29/04
0438176422                 0.0000            08/01/04          00
93009104                   0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9228903                    5.8750            110400.0000       100.0000
                           5.8750            110,400.00        ZZ
                           5.6250            540.50            1
                           10.8750           540.50            80
SMITHFIELD       NC 27577  10.6250           07/02/04
0438176224                 0.0000            09/01/04          00
93009217                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9228931                    5.1250            328000.0000       100.0000
                           5.1250            328,000.00        ZZ
                           4.8750            1400.83           1
                           10.1250           1400.83           80
WHITTIER         CA 90603  9.8750            07/01/04
0438176646                 0.0000            09/01/04          00
93505552                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9233555                    5.5000            333000.0000       100.0000
                           5.5000            332,635.51        ZZ
                           5.2500            1890.74           1
                           10.5000           1890.74           77
ROSEVILLE        CA 95747  10.2500           07/08/04
0421278508                 0.0000            09/01/04          00
0421278508                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9233729                    5.5000            333000.0000       100.0000
                           5.5000            332,635.51        ZZ
                           5.2500            1890.74           1
                           10.5000           1890.74           78
BUFFALO GROVE    IL 60089  10.2500           07/22/04
0421411711                 0.0000            09/01/04          00
0421411711                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9240003                    6.6250            96300.0000        100.0000
                           6.6250            96,215.04         ZZ
                           6.3750            616.62            1
                           11.6250           616.62            90
EAU CLAIRE       WI 54703  11.3750           07/23/04
0438208613                 0.0000            09/01/04          12
04800637F                  0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
B39/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9240569                    5.7500            200712.0000       100.0000
                           5.7500            200,712.00        ZZ
                           5.5000            961.75            1
                           11.7500           961.75            80
HANAHAN          SC 29445  11.5000           06/22/04
0003342914                 0.0000            08/01/04          00
0003342914                 0.0000            07/01/34          0.0000
0                          2.7500            07/01/07          07/01/07
286/286                    2.5000            08/01/07          08/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9242995                    6.0000            256000.0000       100.0000
                           6.0000            255,745.15        ZZ
                           5.7500            1534.85           1
                           11.0000           1534.85           77
ROSLINDALE       MA 02131  10.7500           07/20/04
0421290073                 0.0000            09/01/04          00
0421290073                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9243385                    5.8750            136800.0000       100.0000
                           5.8750            136,800.00        ZZ
                           5.6250            669.75            1
                           11.8750           669.75            80
JUPITER          FL 33458  11.6250           07/21/04
0421417882                 0.0000            09/01/04          00
0421417882                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9243713                    5.6250            102125.0000       100.0000
                           5.6250            102,125.00        ZZ
                           5.3750            587.89            1
                           11.6250           587.89            95
GREEN COVE SPRI  FL 32043  11.3750           08/04/04
0438192031                 3.2500            10/01/04          10
04003639                   3.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
P01/G02                    3.0000            10/01/07          10/01/07
25                         3.6250            0.0000            0.0000
A                          7.6250            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     2                 0
0.0000                     03                00
                           O                 0.0000

9244163                    6.0000            292800.0000       100.0000
                           6.0000            292,800.00        ZZ
                           5.7500            1464.00           1
                           12.0000           1464.00           80
SALT LAKE CITY   UT 84102  11.7500           07/19/04
0421488354                 0.0000            09/01/04          00
0421488354                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9247373                    5.6250            301000.0000       100.0000
                           5.6250            301,000.00        ZZ
                           5.3750            1410.94           1
                           11.6250           1410.94           72
SANTA ROSA       CA 95401  11.3750           07/01/04
0438228942                 0.0000            09/01/04          00
12810167089                0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
E84/G02                    2.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247387                    5.8750            214000.0000       100.0000
                           5.8750            213,781.82        ZZ
                           5.6250            1265.89           1
                           10.8750           1265.89           80
TUCSON           AZ 85742  10.6250           07/08/04
0438228231                 0.0000            09/01/04          00
93506001                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247413                    5.5000            330350.0000       100.0000
                           5.5000            329,988.40        ZZ
                           5.2500            1875.70           1
                           10.5000           1875.70           80
LOMA LINDA       CA 92354  10.2500           07/01/04
0438223976                 0.0000            09/01/04          00
11510123649                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247429                    5.8750            164000.0000       100.0000
                           5.8750            163,415.52        ZZ
                           5.6250            970.13            1
                           10.8750           970.13            80
SAINT PETERSBUR  FL 33710  10.6250           06/29/04
0438228306                 0.0000            08/01/04          00
13010170579                0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247447                    5.7500            197600.0000       100.0000
                           5.7500            197,530.00        ZZ
                           5.5000            946.83            1
                           10.7500           946.83            80
MONUMENT         CO 80132  10.5000           07/06/04
0438235608                 0.0000            09/01/04          00
32824731                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9247489                    5.1250            292000.0000       100.0000
                           5.1250            292,000.00        T
                           4.8750            1247.08           1
                           10.1250           1247.08           80
NAPLES           FL 34108  9.8750            07/15/04
0438227738                 0.0000            09/01/04          00
93008452                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247515                    5.8750            253600.0000       100.0000
                           5.8750            253,600.00        ZZ
                           5.6250            1241.58           1
                           10.8750           1241.58           80
PHOENIX          AZ 85054  10.6250           07/08/04
0438229460                 0.0000            09/01/04          00
93505650                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9247521                    5.7500            182000.0000       100.0000
                           5.7500            181,900.00        ZZ
                           5.5000            872.08            1
                           10.7500           872.08            70
THOUSAND OAKS    CA 91320  10.5000           07/07/04
0438235038                 0.0000            09/01/04          00
93505840                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9247615                    5.2500            312000.0000       100.0000
                           5.2500            312,000.00        ZZ
                           5.0000            1365.00           1
                           10.2500           1365.00           80
SANTA ROSA       CA 95403  10.0000           06/30/04
0438227225                 0.0000            09/01/04          00
1101174661                 0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9247649                    5.6250            247000.0000       100.0000
                           5.6250            246,999.99        ZZ
                           5.3750            1157.82           1
                           10.6250           1157.82           80
HUNTINGTON BEAC  CA 92646  10.3750           07/01/04
0438217267                 0.0000            09/01/04          00
11510156537                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9247655                    5.7500            231000.0000       100.0000
                           5.7500            231,000.00        ZZ
                           5.5000            1106.88           1
                           10.7500           1106.88           70
RANCHO CUCAMONG  CA 91730  10.5000           07/08/04
0438230567                 0.0000            09/01/04          00
11810171906                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247669                    5.6250            113750.0000       100.0000
                           5.6250            113,749.99        T
                           5.3750            533.21            1
                           10.6250           533.21            65
MIAMI BEACH      FL 33139  10.3750           07/14/04
0438227878                 0.0000            09/01/04          00
19210158414                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9247721                    5.1250            302100.0000       100.0000
                           5.1250            302,100.00        ZZ
                           4.8750            1290.22           1
                           10.1250           1290.22           80
WINCHESTER       CA 92596  9.8750            07/01/04
0438234940                 0.0000            09/01/04          00
11510132179                0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
E84/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9247735                    5.7500            309600.0000       100.0000
                           5.7500            309,600.00        ZZ
                           5.5000            1483.50           1
                           10.7500           1483.50           80
PALM CITY        FL 34990  10.5000           06/25/04
0438227084                 0.0000            08/01/04          00
26010170991                0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9247737                    5.7500            320000.0000       100.0000
                           5.7500            319,331.79        ZZ
                           5.5000            1533.34           1
                           10.7500           1533.34           80
HUNTINGTON BEAC  CA 92646  10.5000           06/14/04
0438229791                 0.0000            08/01/04          00
11510157515                0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
E84/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9248041                    5.2500            294500.0000       100.0000
                           5.2500            294,338.44        ZZ
                           5.0000            1288.44           1
                           10.2500           1288.44           72
LODI             CA 95240  10.0000           07/21/04
0421421447                 0.0000            09/01/04          00
0421421447                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9248341                    5.7500            399000.0000       100.0000
                           5.7500            399,000.00        ZZ
                           5.5000            1911.88           3
                           11.7500           1911.88           95
CHICAGO          IL 60639  11.5000           07/27/04
0420986226                 0.0000            09/01/04          04
0420986226                 0.0000            08/01/34          30.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9248441                    5.8750            268800.0000       100.0000
                           5.8750            268,800.00        ZZ
                           5.6250            1316.00           1
                           10.8750           1316.00           80
CHANTILLY        VA 20151  10.6250           07/22/04
0421262080                 0.0000            09/01/04          00
0421262080                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9248723                    5.6250            216000.0000       100.0000
                           5.6250            215,769.08        T
                           5.3750            1243.42           1
                           10.6250           1243.42           80
PORT SAINT LUCI  FL 34952  10.3750           07/20/04
0438167611                 0.0000            09/01/04          00
3000637795                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
U05/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9249041                    6.1250            200000.0000       100.0000
                           6.1250            200,000.00        ZZ
                           5.8750            1020.83           1
                           11.1250           1020.83           76
MIAMI            FL 33186  10.8750           07/22/04
0438167215                 0.0000            09/01/04          00
034405MG                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
W08/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9249921                    5.8750            255700.0000       100.0000
                           5.8750            255,439.30        ZZ
                           5.6250            1512.56           1
                           10.8750           1512.56           80
LAKETOWN TOWNSH  MN 55318  10.6250           07/28/04
0421172503                 0.0000            09/01/04          00
0421172503                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9249935                    6.3750            130950.0000       100.0000
                           6.3750            130,950.00        ZZ
                           6.1250            695.67            1
                           12.3750           695.67            95
ASHEVILLE        NC 28806  12.1250           07/15/04
0421202326                 0.0000            09/01/04          10
0421202326                 0.0000            08/01/34          30.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9249947                    5.7500            112800.0000       100.0000
                           5.7500            112,682.23        ZZ
                           5.5000            658.27            1
                           10.7500           658.27            80
WAYNESVILLE      NC 28786  10.5000           07/23/04
0421242876                 0.0000            09/01/04          00
0421242876                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9250045                    6.0000            122040.0000       100.0000
                           6.0000            121,918.51        ZZ
                           5.7500            731.69            1
                           11.0000           731.69            90
WILLAMINA        OR 97396  10.7500           07/13/04
0421353202                 0.0000            09/01/04          10
0421353202                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9250265                    6.5000            42750.0000        100.0000
                           6.5000            42,711.35         ZZ
                           6.2500            270.21            1
                           11.5000           270.21            75
WETHERSFIELD     CT 06109  11.2500           07/28/04
0421398942                 0.0000            09/01/04          00
0421398942                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9252123                    5.6250            171200.0000       100.0000
                           5.6250            171,016.98        ZZ
                           5.3750            985.52            1
                           10.6250           985.52            80
ARVADA           CO 80004  10.3750           07/21/04
0438176315                 0.0000            09/01/04          00
6044615                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
X08/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9252131                    5.5000            240500.0000       100.0000
                           5.5000            239,972.32        ZZ
                           5.2500            1365.53           1
                           11.5000           1365.53           77
ROSEVILLE        CA 95747  11.2500           07/21/04
0438169021                 3.2500            08/24/04          00
546355519                  3.0000            07/24/34          0.0000
0                          3.2500            07/24/11          07/24/11
N16/G02                    3.0000            08/24/11          08/24/11
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     2                 0
0.0000                     05                00
                           O                 0.0000

9252141                    6.0000            136990.0000       100.0000
                           6.0000            136,853.63        ZZ
                           5.7500            821.32            1
                           11.0000           821.32            95
CHICAGO          IL 60623  10.7500           07/26/04
0438168510                 2.2500            09/01/04          14
36002624                   2.0000            08/01/34          30.0000
0                          2.2500            08/01/09          08/01/09
Q57/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9252247                    5.6250            132300.0000       100.0000
                           5.6250            132,158.57        ZZ
                           5.3750            761.59            1
                           10.6250           761.59            90
MESA             AZ 85213  10.3750           07/16/04
0438167751                 0.0000            09/01/04          01
33876                      0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
R80/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9252973                    5.5000            235000.0000       100.0000
                           5.5000            234,742.78        ZZ
                           5.2500            1334.30           1
                           10.5000           1334.30           79
LAS VEGAS        NV 89119  10.2500           07/22/04
0421301797                 0.0000            09/01/04          00
0421301797                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9253143                    5.8750            137200.0000       100.0000
                           5.8750            137,060.12        ZZ
                           5.6250            811.59            1
                           10.8750           811.59            80
SCHAUMBURG       IL 60193  10.6250           07/29/04
0421360355                 0.0000            09/01/04          00
0421360355                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9253161                    6.2500            146000.0000       100.0000
                           6.2500            145,861.47        ZZ
                           6.0000            898.95            1
                           12.2500           898.95            80
CUMMING          GA 30040  12.0000           07/29/04
0421376096                 0.0000            09/01/04          00
0421376096                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9253569                    5.8750            290000.0000       100.0000
                           5.8750            290,000.00        ZZ
                           5.6250            1419.79           1
                           10.8750           1419.79           77
SAN DIMAS        CA 91773  10.6250           07/22/04
0438170565                 0.0000            09/01/04          00
21404109                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
G27/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9435007                    5.2500            225000.0000       100.0000
                           5.2500            225,000.00        ZZ
                           5.0000            984.38            1
                           10.2500           984.38            79
YUBA CITY        CA 95991  10.0000           07/22/04
0421350943                 0.0000            09/01/04          00
0421350943                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9435837                    6.1250            319200.0000       100.0000
                           6.1250            318,889.75        ZZ
                           5.8750            1939.50           1
                           12.1250           1939.50           80
GLASTONBURY      CT 06033  11.8750           07/23/04
0438176448                 3.2500            09/01/04          00
70304275                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
L21/G02                    3.0000            09/01/07          09/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     05                00
                           O                 0.0000

9435903                    5.8750            215000.0000       100.0000
                           5.8750            215,000.00        ZZ
                           5.6250            1052.60           1
                           10.8750           1052.60           88
BOWIE            MD 20721  10.6250           07/09/04
0438176471                 2.2500            09/01/04          19
2910001642                 2.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
L21/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.6250                     2                 0
0.0000                     09                00
                           O                 0.0000

9435915                    5.8750            125000.0000       100.0000
                           5.8750            125,000.00        ZZ
                           5.6250            611.98            1
                           11.8750           611.98            52
BRIDGTON         ME 04009  11.6250           07/09/04
0438176489                 3.2500            09/01/04          00
28500820                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
L21/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           O                 0.0000

9435921                    5.1250            92250.0000        100.0000
                           5.1250            92,250.00         ZZ
                           4.8750            393.98            1
                           11.1250           393.98            79
GRAY             GA 31032  10.8750           07/15/04
0438176455                 2.2500            09/01/04          00
26501802                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L21/G02                    2.0000            09/01/07          09/01/07
45                         3.1250            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     05                00
                           O                 0.0000

9436079                    5.5000            136000.0000       100.0000
                           5.5000            135,851.14        ZZ
                           5.2500            772.19            1
                           10.5000           772.19            80
MOUNTLAKE TERRA  WA 98043  10.2500           07/29/04
0421284068                 0.0000            09/01/04          00
0421284068                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9436211                    5.7500            126400.0000       100.0000
                           5.7500            126,268.03        ZZ
                           5.5000            737.64            1
                           10.7500           737.64            80
LIVONIA          MI 48154  10.5000           07/30/04
0421393125                 0.0000            09/01/04          00
0421393125                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9437119                    5.5000            211455.0000       100.0000
                           5.5000            211,455.00        ZZ
                           5.2500            969.17            1
                           10.5000           969.17            90
DES MOINES       WA 98198  10.2500           06/28/04
0438176406                 0.0000            08/01/04          14
06507540                   0.0000            07/01/34          25.0000
0                          3.2500            07/01/09          07/01/09
F36/G02                    3.0000            08/01/09          08/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9438085                    5.6250            215000.0000       100.0000
                           5.6250            215,000.00        ZZ
                           5.3750            1007.81           1
                           10.6250           1007.81           67
SAN JOSE         CA 95123  10.3750           07/27/04
0421397217                 0.0000            09/01/04          00
0421397217                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9438103                    5.6250            163200.0000       100.0000
                           5.6250            163,200.00        ZZ
                           5.3750            939.47            1
                           10.6250           939.47            80
SAINT PAUL       MN 55105  10.3750           08/02/04
0420468266                 0.0000            10/01/04          00
0420468266                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9438133                    5.5000            333700.0000       100.0000
                           5.5000            333,700.00        ZZ
                           5.2500            1529.46           1
                           10.5000           1529.46           78
FAIRFIELD        CT 06824  10.2500           08/02/04
0421272584                 0.0000            10/01/04          00
0421272584                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9438173                    5.5000            280000.0000       100.0000
                           5.5000            280,000.00        ZZ
                           5.2500            1283.33           1
                           11.5000           1283.33           80
RENO             NV 89503  11.2500           07/26/04
0421344318                 0.0000            09/01/04          00
0421344318                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9438313                    5.5000            124000.0000       100.0000
                           5.5000            123,864.27        ZZ
                           5.2500            704.06            1
                           11.5000           704.06            80
DENVER           CO 80206  11.2500           07/27/04
0421482613                 0.0000            09/01/04          00
0421482613                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     08                00
                           O                 0.0000

9438331                    6.5000            228800.0000       100.0000
                           6.5000            228,593.16        ZZ
                           6.2500            1446.17           1
                           11.5000           1446.17           80
LAWRENCE         MA 01841  11.2500           07/27/04
0421508953                 0.0000            09/01/04          00
0421508953                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9440363                    5.8750            142600.0000       100.0000
                           5.8750            142,600.00        ZZ
                           5.6250            843.53            1
                           10.8750           843.53            95
COLLEGE PARK     GA 30337  10.6250           07/27/04
0438179491                 0.0000            10/01/04          11
30309                      0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
A52/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9443189                    5.5000            116000.0000       100.0000
                           5.5000            115,873.03        ZZ
                           5.2500            658.64            1
                           10.5000           658.64            80
FRESNO           CA 93705  10.2500           07/27/04
0421511361                 0.0000            09/01/04          00
0421511361                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9443193                    5.5000            100000.0000       100.0000
                           5.5000            99,890.54         ZZ
                           5.2500            567.79            1
                           11.5000           567.79            72
LAKE GEORGE      CO 80827  11.2500           07/29/04
0421512484                 0.0000            09/01/04          00
0421512484                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9443343                    5.7500            161196.0000       100.0000
                           5.7500            161,027.70        ZZ
                           5.5000            940.70            1
                           10.7500           940.70            80
ADDISON          IL 60101  10.5000           08/03/04
0421292426                 0.0000            09/01/04          00
0421292426                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9443381                    5.3750            255500.0000       100.0000
                           5.3750            255,213.70        ZZ
                           5.1250            1430.73           1
                           10.3750           1430.73           59
KIRKLAND         WA 98034  10.1250           07/28/04
0421356106                 0.0000            09/01/04          00
0421356106                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9445073                    5.6250            114800.0000       100.0000
                           5.6250            114,677.28        ZZ
                           5.3750            660.85            1
                           11.6250           660.85            80
MARICOPA         AZ 85239  11.3750           07/23/04
0438192148                 0.0000            09/01/04          00
33837                      0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
R80/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           N                 0.0000

9445161                    5.7500            324000.0000       100.0000
                           5.7500            324,000.00        ZZ
                           5.5000            1552.50           1
                           11.7500           1552.50           80
STAFFORD         VA 22556  11.5000           07/30/04
0438178014                 0.0000            09/01/04          00
21404102                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          8.7500            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9445619                    5.7500            120000.0000       100.0000
                           5.7500            119,768.37        ZZ
                           5.5000            700.29            1
                           11.7500           700.29            80
BOCA RATON       FL 33428  11.5000           08/04/04
0421408931                 0.0000            09/01/04          00
0421408931                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9445743                    5.8750            53100.0000        100.0000
                           5.8750            53,045.86         ZZ
                           5.6250            314.11            1
                           11.8750           314.11            90
FORT WORTH       TX 76119  11.6250           08/04/04
0421589714                 0.0000            09/01/04          01
0421589714                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9446689                    5.2500            240000.0000       100.0000
                           5.2500            238,905.39        ZZ
                           5.0000            1325.29           1
                           10.2500           1325.29           80
WARREN           OH 44484  10.0000           07/22/04
3448526                    0.0000            09/01/04          00
3448526                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446691                    6.3750            184050.0000       100.0000
                           6.3750            184,049.96        ZZ
                           6.1250            977.76            1
                           11.3750           977.76            77
TEMPE            AZ 85281  11.1250           06/30/04
3429895                    0.0000            08/01/04          00
3429895                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/11          07/01/11
286/286                    2.5000            08/01/11          08/01/11
45                         2.7500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446695                    6.3750            130200.0000       100.0000
                           6.3750            130,200.00        ZZ
                           6.1250            691.69            1
                           11.3750           691.69            70
TEMPE            AZ 85283  11.1250           06/30/04
3429898                    0.0000            08/01/04          00
3429898                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/11          07/01/11
286/286                    2.5000            08/01/11          08/01/11
45                         2.7500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446701                    5.5000            182400.0000       100.0000
                           5.5000            182,400.00        ZZ
                           5.2500            836.00            1
                           10.5000           836.00            95
VIRGINIA BEACH   VA 23452  10.2500           07/26/04
3216915                    0.0000            09/01/04          11
3216915                    0.0000            08/01/34          30.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446709                    5.2500            162400.0000       100.0000
                           5.2500            162,400.00        ZZ
                           5.0000            710.50            1
                           10.2500           710.50            80
CHESAPEAKE       VA 23322  10.0000           07/30/04
3417102                    0.0000            09/01/04          00
3417102                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446717                    5.2500            300650.0000       100.0000
                           5.2500            300,650.00        ZZ
                           5.0000            1315.34           1
                           10.2500           1315.34           71
FAIRFAX          VA 22030  10.0000           07/23/04
3433350                    0.0000            09/01/04          00
3433350                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446727                    5.7500            146208.0000       100.0000
                           5.7500            146,208.00        ZZ
                           5.5000            700.58            1
                           10.7500           700.58            78
CORAL SPRINGS    FL 33071  10.5000           07/12/04
3452018                    0.0000            09/01/04          00
3452018                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9446735                    5.2500            231900.0000       100.0000
                           5.2500            231,633.99        ZZ
                           5.0000            1280.57           1
                           10.2500           1280.57           80
MCKINNEY         TX 75070  10.0000           07/16/04
3471630                    0.0000            09/01/04          00
3471630                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446739                    6.0000            210250.0000       100.0000
                           6.0000            210,228.98        ZZ
                           5.7500            1051.25           1
                           11.0000           1051.25           90
ST AUGUSTINE     FL 32092  10.7500           07/29/04
3465899                    2.7500            09/01/04          12
3465899                    2.5000            08/01/34          25.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     05                00
                           O                 0.0000

9446757                    5.5000            280000.0000       100.0000
                           5.5000            280,000.00        ZZ
                           5.2500            1283.33           1
                           10.5000           1283.33           80
ANNANDALE        VA 22003  10.2500           07/22/04
3113849                    0.0000            09/01/04          00
3113849                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9446759                    6.0000            186000.0000       100.0000
                           6.0000            185,814.83        ZZ
                           5.7500            1115.17           1
                           11.0000           1115.17           79
KANSAS CITY      MO 64113  10.7500           07/09/04
3182089                    0.0000            09/01/04          00
3182089                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446767                    6.3750            186500.0000       100.0000
                           6.3750            186,327.26        ZZ
                           6.1250            1163.52           1
                           11.3750           1163.52           82
MAPLEGROVE       MN 55369  11.1250           07/23/04
3441299                    0.0000            09/01/04          21
3441299                    0.0000            08/01/34          12.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.0000            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446769                    5.3750            248000.0000       100.0000
                           5.3750            248,000.00        ZZ
                           5.1250            1110.83           1
                           10.3750           1110.83           80
VIRGINIA BEACH   VA 23456  10.1250           07/30/04
3353046                    0.0000            09/01/04          00
3353046                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446793                    5.6250            261600.0000       100.0000
                           5.6250            261,600.00        ZZ
                           5.3750            1226.25           1
                           10.6250           1226.25           80
PEORIA           IL 61615  10.3750           07/23/04
3441447                    0.0000            09/01/04          00
3441447                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446801                    5.2500            178400.0000       100.0000
                           5.2500            178,195.31        ZZ
                           5.0000            985.14            1
                           10.2500           985.14            80
ROSEMOUNT        MN 55068  10.0000           07/27/04
3444283                    0.0000            09/01/04          00
3444283                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446815                    5.8750            290000.0000       100.0000
                           5.8750            289,704.33        ZZ
                           5.6250            1715.46           1
                           10.8750           1715.46           77
STERLING         VA 20164  10.6250           07/26/04
3468697                    0.0000            09/01/04          00
3468697                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446821                    5.5000            271769.0000       100.0000
                           5.5000            271,471.53        ZZ
                           5.2500            1543.08           1
                           10.5000           1543.08           90
SCHILLER PARK    IL 60176  10.2500           07/29/04
3481098                    0.0000            09/01/04          12
3481098                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446823                    6.5000            144000.0000       100.0000
                           6.5000            143,869.82        T
                           6.2500            910.18            1
                           11.5000           910.18            80
PUNTA GORDA      FL 33950  11.2500           07/12/04
3346283                    0.0000            09/01/04          01
3346283                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.0000            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9446829                    5.5000            290000.0000       100.0000
                           5.5000            290,000.00        ZZ
                           5.2500            1329.16           1
                           10.5000           1329.16           88
MIAMI            FL 33175  10.2500           07/30/04
3489832                    0.0000            09/01/04          01
3489832                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446837                    5.6250            115200.0000       100.0000
                           5.6250            115,200.00        ZZ
                           5.3750            540.00            1
                           10.6250           540.00            80
GLENDALE         AZ 85306  10.3750           07/23/04
3382977                    0.0000            09/01/04          00
3382977                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446839                    5.2500            304600.0000       100.0000
                           5.2500            304,600.00        ZZ
                           5.0000            1332.63           1
                           10.2500           1332.63           45
HOUSTON          TX 77055  10.0000           07/19/04
3430727                    0.0000            09/01/04          00
3430727                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9446841                    6.5000            180000.0000       100.0000
                           6.5000            179,837.27        ZZ
                           6.2500            1137.73           4
                           11.5000           1137.73           80
FT WALTON BEACH  FL 32547  11.2500           07/26/04
3463810                    0.0000            09/01/04          00
3463810                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446843                    5.7500            230250.0000       100.0000
                           5.7500            229,969.79        ZZ
                           5.5000            1343.68           1
                           10.7500           1343.68           87
MONTGOMERY VILL  MD 20886  10.5000           07/23/04
3454562                    0.0000            09/01/04          11
3454562                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9446847                    6.7500            60400.0000        100.0000
                           6.7500            60,400.00         ZZ
                           6.5000            339.75            1
                           11.7500           339.75            80
CORPUS CHRISTI   TX 78418  11.5000           07/29/04
3449214                    0.0000            09/01/04          00
3449214                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9446851                    5.6250            50410.0000        100.0000
                           5.6250            50,356.11         ZZ
                           5.3750            290.19            1
                           10.6250           290.19            75
ALBUQUERQUE      NM 87106  10.3750           07/27/04
3434802                    0.0000            09/01/04          00
3434802                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446857                    5.7500            179200.0000       100.0000
                           5.7500            179,200.00        ZZ
                           5.5000            858.66            1
                           10.7500           858.66            80
OCOEE            FL 34761  10.5000           07/26/04
3450567                    0.0000            09/01/04          00
3450567                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446859                    5.8750            324000.0000       100.0000
                           5.8750            324,000.00        ZZ
                           5.6250            1586.25           1
                           10.8750           1586.25           80
LEESBURG         VA 20176  10.6250           07/23/04
3464993                    0.0000            09/01/04          00
3464993                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9446861                    4.8750            230000.0000       100.0000
                           4.8750            230,000.00        ZZ
                           4.6250            934.37            1
                           9.8750            934.37            57
BERTHOUD         CO 80513  9.6250            07/30/04
3487465                    0.0000            09/01/04          00
3487465                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          9.8750            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446863                    5.1250            250000.0000       100.0000
                           5.1250            249,706.49        ZZ
                           4.8750            1361.22           1
                           10.1250           1361.22           50
STERLING         VA 20165  9.8750            07/23/04
3437723                    0.0000            09/01/04          00
3437723                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446865                    5.6250            159900.0000       100.0000
                           5.6250            159,557.30        ZZ
                           5.3750            920.48            1
                           10.6250           920.48            80
NORTHBROOK       IL 60062  10.3750           06/29/04
3366049                    0.0000            08/01/04          00
3366049                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/11          07/01/11
286/286                    2.5000            08/01/11          08/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9446875                    6.5000            133600.0000       100.0000
                           6.5000            133,600.00        ZZ
                           6.2500            723.67            1
                           11.5000           723.67            80
MIAMI            FL 33157  11.2500           07/01/04
3364173                    0.0000            09/01/04          00
3364173                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446879                    5.7500            116000.0000       100.0000
                           5.7500            115,878.88        ZZ
                           5.5000            676.95            1
                           10.7500           676.95            80
RIVERDALE        MD 20737  10.5000           07/23/04
3423842                    0.0000            09/01/04          00
3423842                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446887                    5.6250            261200.0000       100.0000
                           5.6250            261,200.00        ZZ
                           5.3750            1224.38           1
                           10.6250           1224.38           80
VACAVILLE        CA 95687  10.3750           07/09/04
3319165                    0.0000            09/01/04          00
3319165                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9446893                    5.7500            280000.0000       100.0000
                           5.7500            280,000.00        ZZ
                           5.5000            1341.67           1
                           10.7500           1341.67           46
IRVINE           CA 92612  10.5000           07/06/04
3436697                    0.0000            09/01/04          00
3436697                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446911                    6.2500            270000.0000       100.0000
                           6.2500            269,743.81        ZZ
                           6.0000            1662.44           4
                           11.2500           1662.44           75
WASHINGTON       DC 20020  11.0000           07/30/04
3405818                    0.0000            09/01/04          00
3405818                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9446917                    5.7500            175494.0000       100.0000
                           5.7500            175,444.00        ZZ
                           5.5000            840.91            4
                           10.7500           840.91            58
WASHINGTON       DC 20010  10.5000           07/30/04
3452448                    0.0000            09/01/04          00
3452448                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9446923                    5.7500            153600.0000       100.0000
                           5.7500            153,550.00        ZZ
                           5.5000            736.00            4
                           10.7500           736.00            60
WASHINGTON       DC 20020  10.5000           07/30/04
3452606                    0.0000            09/01/04          00
3452606                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9446929                    6.0000            259200.0000       100.0000
                           6.0000            258,941.96        ZZ
                           5.7500            1554.03           1
                           11.0000           1554.03           80
AUSTIN           TX 78759  10.7500           06/29/04
3071308                    0.0000            09/01/04          00
3071308                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446931                    5.2500            238400.0000       100.0000
                           5.2500            238,400.00        ZZ
                           5.0000            1043.00           1
                           10.2500           1043.00           80
FLOWER MOUND     TX 75022  10.0000           07/26/04
3465485                    0.0000            09/01/04          00
3465485                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446937                    5.5000            142400.0000       100.0000
                           5.5000            142,225.39        ZZ
                           5.2500            808.54            1
                           10.5000           808.54            80
SPARKS           NV 89434  10.2500           07/20/04
3476146                    0.0000            09/01/04          00
3476146                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446941                    6.0000            160000.0000       100.0000
                           6.0000            160,000.00        ZZ
                           5.7500            800.00            1
                           11.0000           800.00            80
ATLANTA          GA 30309  10.7500           07/28/04
3470223                    0.0000            09/01/04          00
3470223                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           N                 0.0000

9446945                    5.3750            255900.0000       100.0000
                           5.3750            255,613.25        ZZ
                           5.1250            1432.97           1
                           10.3750           1432.97           80
MILLERSVILLE     MD 21108  10.1250           07/22/04
3374441                    0.0000            09/01/04          00
3374441                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446961                    5.5000            100000.0000       100.0000
                           5.5000            100,000.00        ZZ
                           5.2500            458.33            1
                           10.5000           458.33            61
PORTLAND         OR 97230  10.2500           07/28/04
3465490                    0.0000            09/01/04          00
3465490                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9446963                    5.2500            200000.0000       100.0000
                           5.2500            200,000.00        ZZ
                           5.0000            875.00            1
                           10.2500           875.00            80
SILVER SPRING    MD 20902  10.0000           07/29/04
3494086                    0.0000            09/01/04          00
3494086                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446965                    6.5000            135200.0000       100.0000
                           6.5000            135,200.00        ZZ
                           6.2500            732.33            1
                           11.5000           732.33            80
VIRGINIA BEACH   VA 23453  11.2500           07/15/04
3423880                    0.0000            09/01/04          00
3423880                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446969                    6.2500            103550.0000       100.0000
                           6.2500            103,550.00        ZZ
                           6.0000            539.32            1
                           11.2500           539.32            80
FERNLEY          NV 89408  11.0000           06/25/04
3336703                    0.0000            08/01/04          00
3336703                    0.0000            07/01/34          0.0000
0                          2.7500            07/01/11          07/01/11
286/286                    2.5000            08/01/11          08/01/11
45                         2.7500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446973                    5.6250            103550.0000       100.0000
                           5.6250            103,550.00        ZZ
                           5.3750            485.39            1
                           10.6250           485.39            80
FERNLEY          NV 89408  10.3750           07/08/04
3340000                    0.0000            09/01/04          00
3340000                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446981                    5.7500            131200.0000       100.0000
                           5.7500            131,200.00        ZZ
                           5.5000            628.67            1
                           10.7500           628.67            80
CAMDEN           DE 19934  10.5000           07/26/04
3447122                    0.0000            09/01/04          00
3447122                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446983                    6.0000            274000.0000       100.0000
                           6.0000            274,000.00        ZZ
                           5.7500            1370.00           1
                           11.0000           1370.00           80
ANNAPOLIS        MD 21401  10.7500           07/23/04
3455707                    0.0000            09/01/04          00
3455707                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9446985                    6.3750            177200.0000       100.0000
                           6.3750            177,200.00        ZZ
                           6.1250            941.38            4
                           11.3750           941.38            80
APACHE JUNCTION  AZ 85219  11.1250           06/29/04
3387168                    0.0000            09/01/04          00
3387168                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9446987                    5.8750            315000.0000       100.0000
                           5.8750            314,678.84        ZZ
                           5.6250            1863.35           1
                           10.8750           1863.35           79
WOODSTOCK        IL 60098  10.6250           07/26/04
3427985                    0.0000            09/01/04          00
3427985                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9446991                    6.1250            160000.0000       100.0000
                           6.1250            159,844.49        ZZ
                           5.8750            972.18            1
                           11.1250           972.18            64
RICHMOND         VA 23221  10.8750           07/09/04
3396637                    0.0000            09/01/04          00
3396637                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.0000            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447035                    5.2500            283200.0000       100.0000
                           5.2500            282,875.15        ZZ
                           5.0000            1563.85           1
                           10.2500           1563.85           80
TRACY            CA 95376  10.0000           07/27/04
3383357                    0.0000            09/01/04          00
3383357                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447039                    5.8750            329500.0000       100.0000
                           5.8750            329,500.00        ZZ
                           5.6250            1613.18           1
                           10.8750           1613.18           80
SANTA MARIA      CA 93455  10.6250           07/12/04
3445640                    0.0000            09/01/04          00
3445640                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447041                    5.6250            219000.0000       100.0000
                           5.6250            219,000.00        ZZ
                           5.3750            1026.56           1
                           10.6250           1026.56           79
WOODBRIDGE       VA 22193  10.3750           07/27/04
3465221                    0.0000            09/01/04          00
3465221                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9447043                    5.6250            314000.0000       100.0000
                           5.6250            314,000.00        ZZ
                           5.3750            1471.88           1
                           10.6250           1471.88           80
PORT ORCHARD     WA 98367  10.3750           07/26/04
3405641                    0.0000            09/01/04          00
3405641                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447045                    5.5000            204900.0000       100.0000
                           5.5000            204,600.00        ZZ
                           5.2500            939.12            1
                           10.5000           939.12            76
SICKLERVILLE     NJ 08081  10.2500           07/30/04
3471110                    0.0000            09/01/04          00
3471110                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447049                    5.5000            127050.0000       100.0000
                           5.5000            126,910.93        ZZ
                           5.2500            721.38            1
                           10.5000           721.38            80
RALEIGH          NC 27603  10.2500           07/23/04
3439346                    0.0000            09/01/04          00
3439346                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447063                    5.2500            178400.0000       100.0000
                           5.2500            178,400.00        ZZ
                           5.0000            780.50            1
                           10.2500           780.50            80
HOWELL           MI 48843  10.0000           07/28/04
3383037                    0.0000            09/01/04          00
3383037                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9447081                    6.1250            165600.0000       100.0000
                           6.1250            165,300.00        ZZ
                           5.8750            845.25            1
                           11.1250           845.25            80
OWINGS MILLS     MD 21117  10.8750           07/29/04
3438726                    0.0000            09/01/04          00
3438726                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9447087                    5.7500            129560.0000       100.0000
                           5.7500            129,424.73        ZZ
                           5.5000            756.08            2
                           10.7500           756.08            80
AUSTIN           TX 78745  10.5000           07/28/04
3467100                    0.0000            09/01/04          00
3467100                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447091                    6.0000            92250.0000        100.0000
                           6.0000            92,250.00         ZZ
                           5.7500            461.25            1
                           11.0000           461.25            75
TACOMA           WA 98405  10.7500           07/23/04
3430366                    0.0000            09/01/04          00
3430366                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/11          08/01/11
286/286                    2.5000            09/01/11          09/01/11
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9447093                    5.7500            292500.0000       100.0000
                           5.7500            292,500.00        ZZ
                           5.5000            1401.56           1
                           10.7500           1401.56           90
WHEAT RIDGE      CO 80033  10.5000           07/22/04
3466568                    0.0000            09/01/04          11
3466568                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447097                    5.3750            277500.0000       100.0000
                           5.3750            277,500.00        ZZ
                           5.1250            1242.96           1
                           10.3750           1242.96           80
LEWISVILLE       TX 75056  10.1250           07/30/04
3483081                    0.0000            09/01/04          00
3483081                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447109                    5.1250            318000.0000       100.0000
                           5.1250            317,626.65        ZZ
                           4.8750            1731.47           1
                           10.1250           1731.47           80
MATTHEWS         NC 28105  9.8750            07/29/04
3442013                    0.0000            09/01/04          00
3442013                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447113                    5.3750            296910.0000       100.0000
                           5.3750            296,910.00        ZZ
                           5.1250            1329.90           1
                           10.3750           1329.90           90
GLEN ROCK        PA 17327  10.1250           07/23/04
3400125                    0.0000            09/01/04          01
3400125                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447115                    5.3750            210600.0000       100.0000
                           5.3750            210,600.00        ZZ
                           5.1250            943.31            1
                           10.3750           943.31            90
KENT             WA 98030  10.1250           07/15/04
3462230                    0.0000            09/01/04          14
3462230                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447151                    5.5000            224000.0000       100.0000
                           5.5000            223,994.81        ZZ
                           5.2500            1026.66           1
                           10.5000           1026.66           80
BOWIE            MD 20716  10.2500           07/28/04
3471664                    0.0000            09/01/04          00
3471664                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447157                    5.2500            159000.0000       100.0000
                           5.2500            158,816.50        ZZ
                           5.0000            878.01            1
                           10.2500           878.01            80
PINEVILLE        LA 71360  10.0000           07/23/04
3299911                    0.0000            09/01/04          00
3299911                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447159                    5.0000            240000.0000       100.0000
                           5.0000            239,708.37        ZZ
                           4.7500            1288.38           1
                           10.0000           1288.38           80
ELIZABETHTOWN    PA 17022  9.7500            07/29/04
3413882                    0.0000            09/01/04          00
3413882                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447165                    5.1250            225000.0000       100.0000
                           5.1250            224,970.00        ZZ
                           4.8750            960.94            1
                           10.1250           960.94            70
ST PAUL          MN 55108  9.8750            07/29/04
3356059                    0.0000            09/01/04          00
3356059                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447171                    5.6250            192000.0000       100.0000
                           5.6250            191,794.73        ZZ
                           5.3750            1105.27           1
                           10.6250           1105.27           80
BEND             OR 97701  10.3750           07/21/04
3478105                    0.0000            09/01/04          00
3478105                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447187                    5.5000            220720.0000       100.0000
                           5.5000            220,474.00        ZZ
                           5.2500            1011.63           1
                           10.5000           1011.63           80
BALTIMORE        MD 21230  10.2500           07/29/04
3413737                    0.0000            09/01/04          00
3413737                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447205                    6.0000            185600.0000       100.0000
                           6.0000            185,600.00        ZZ
                           5.7500            928.00            1
                           11.0000           928.00            80
UPPER MARLBORO   MD 20772  10.7500           07/26/04
3439163                    0.0000            09/01/04          00
3439163                    0.0000            08/01/32          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
336                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9447215                    5.0000            287800.0000       100.0000
                           5.0000            287,800.00        ZZ
                           4.7500            1199.17           1
                           10.0000           1199.17           79
ELK GROVE        CA 95758  9.7500            07/21/04
3231423                    0.0000            09/01/04          00
3231423                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447217                    5.7500            306000.0000       100.0000
                           5.7500            306,000.00        ZZ
                           5.5000            1466.25           1
                           10.7500           1466.25           73
SCOTTSDALE       AZ 85258  10.5000           07/26/04
3457639                    0.0000            09/01/04          00
3457639                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447221                    5.8750            157600.0000       100.0000
                           5.8750            157,600.00        ZZ
                           5.6250            771.58            1
                           10.8750           771.58            80
VIRGINIA BEACH   VA 23456  10.6250           07/29/04
3473621                    0.0000            09/01/04          00
3473621                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9447225                    5.5000            160200.0000       100.0000
                           5.5000            160,200.00        ZZ
                           5.2500            734.25            1
                           10.5000           734.25            90
HEWITT           TX 76643  10.2500           07/30/04
3373750                    0.0000            09/01/04          21
3373750                    0.0000            08/01/34          25.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447227                    5.5000            240000.0000       100.0000
                           5.5000            239,997.09        ZZ
                           5.2500            1100.00           1
                           10.5000           1100.00           80
SACRAMENTO       CA 95821  10.2500           07/26/04
3455371                    0.0000            09/01/04          00
3455371                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9447235                    6.2500            195650.0000       100.0000
                           6.2500            195,599.05        ZZ
                           6.0000            1019.01           1
                           11.2500           1019.01           95
MEDFORD          OR 97504  11.0000           07/30/04
3502125                    0.0000            09/01/04          11
3502125                    0.0000            08/01/34          30.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447237                    5.5000            290500.0000       100.0000
                           5.5000            290,182.03        ZZ
                           5.2500            1649.43           1
                           10.5000           1649.43           70
COSTA MESA       CA 92626  10.2500           07/22/04
3424300                    0.0000            09/01/04          00
3424300                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9447243                    5.5000            256000.0000       100.0000
                           5.5000            256,000.00        ZZ
                           5.2500            1173.33           1
                           10.5000           1173.33           80
MARTINEZ         CA 94553  10.2500           07/20/04
3443910                    0.0000            09/01/04          00
3443910                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447253                    5.6250            138400.0000       100.0000
                           5.6250            138,252.04        ZZ
                           5.3750            796.71            1
                           10.6250           796.71            80
RICHMOND         VA 23233  10.3750           07/29/04
3414284                    0.0000            09/01/04          00
3414284                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447263                    5.2500            175360.0000       100.0000
                           5.2500            175,360.00        ZZ
                           5.0000            767.20            1
                           10.2500           767.20            80
WASHINGTON       UT 84780  10.0000           07/26/04
3481321                    0.0000            09/01/04          00
3481321                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9447273                    5.2500            311200.0000       100.0000
                           5.2500            311,200.00        ZZ
                           5.0000            1361.50           1
                           10.2500           1361.50           80
ANTELOPE         CA 95843  10.0000           07/22/04
3470192                    0.0000            09/01/04          00
3470192                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447275                    5.7500            176800.0000       100.0000
                           5.7500            176,797.17        ZZ
                           5.5000            847.16            1
                           10.7500           847.16            80
FARMINGTON       AR 72730  10.5000           07/29/04
3481586                    0.0000            09/01/04          00
3481586                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447283                    5.3750            208000.0000       100.0000
                           5.3750            207,766.92        ZZ
                           5.1250            1164.75           1
                           10.3750           1164.75           80
LAS VEGAS        NV 89123  10.1250           07/19/04
3468985                    0.0000            09/01/04          00
3468985                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447285                    5.8750            215424.0000       100.0000
                           5.8750            215,424.00        ZZ
                           5.6250            1054.68           1
                           10.8750           1054.68           80
BLOOMINGTON      MN 55420  10.6250           07/30/04
3491081                    0.0000            09/01/04          00
3491081                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9447319                    6.0000            150000.0000       100.0000
                           6.0000            149,850.67        ZZ
                           5.7500            899.33            1
                           11.0000           899.33            84
RICHMOND         VA 23229  10.7500           07/15/04
3418768                    0.0000            09/01/04          11
3418768                    0.0000            08/01/34          12.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447327                    5.5000            139000.0000       100.0000
                           5.5000            138,847.85        ZZ
                           5.2500            789.23            1
                           10.5000           789.23            80
ALDEN            NY 14004  10.2500           07/22/04
3458629                    0.0000            09/01/04          00
3458629                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9447331                    5.2500            289629.0000       100.0000
                           5.2500            289,629.00        ZZ
                           5.0000            1267.13           1
                           10.2500           1267.13           80
CHANDLER         AZ 85248  10.0000           07/29/04
3489209                    0.0000            09/01/04          00
3489209                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447339                    5.1250            234000.0000       100.0000
                           5.1250            233,999.99        ZZ
                           4.8750            999.38            1
                           10.1250           999.38            65
ELLICOT CITY     MD 21043  9.8750            07/26/04
3455308                    0.0000            09/01/04          00
3455308                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447353                    5.3750            169600.0000       100.0000
                           5.3750            169,409.95        ZZ
                           5.1250            949.72            1
                           10.3750           949.72            80
CROFTON          MD 21114  10.1250           07/30/04
3359725                    0.0000            09/01/04          00
3359725                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9447363                    5.7500            180800.0000       100.0000
                           5.7500            180,800.00        ZZ
                           5.5000            866.33            1
                           10.7500           866.33            80
EAGLE            ID 83616  10.5000           07/20/04
3463620                    0.0000            09/01/04          00
3463620                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447391                    5.2500            316000.0000       100.0000
                           5.2500            315,637.53        ZZ
                           5.0000            1744.97           1
                           10.2500           1744.97           80
LINCOLNWOOD      IL 60712  10.0000           07/28/04
3484456                    0.0000            09/01/04          00
3484456                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447393                    5.5000            181600.0000       100.0000
                           5.5000            181,401.22        ZZ
                           5.2500            1031.11           1
                           10.5000           1031.11           80
ODENTON          MD 21113  10.2500           07/30/04
3433443                    0.0000            09/01/04          00
3433443                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9447397                    4.6250            325000.0000       100.0000
                           4.6250            324,581.64        ZZ
                           4.3750            1670.96           1
                           9.6250            1670.96           54
MESA             AZ 85207  9.3750            07/26/04
3211980                    0.0000            09/01/04          00
3211980                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          9.6250            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447403                    5.7500            187000.0000       100.0000
                           5.7500            186,322.10        ZZ
                           5.5000            896.04            1
                           10.7500           896.04            77
KENNESAW         GA 30144  10.5000           07/23/04
3466600                    0.0000            09/01/04          00
3466600                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9447405                    5.7500            150480.0000       100.0000
                           5.7500            150,322.88        ZZ
                           5.5000            878.17            1
                           10.7500           878.17            95
RALEIGH          NC 27610  10.5000           07/27/04
3458931                    0.0000            09/01/04          04
3458931                    0.0000            08/01/34          30.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447409                    5.0000            191900.0000       100.0000
                           5.0000            191,669.41        ZZ
                           4.7500            1030.17           1
                           10.0000           1030.17           80
ELDERSBURG       MD 21784  9.7500            07/23/04
3487146                    0.0000            09/01/04          00
3487146                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447421                    5.7500            144000.0000       100.0000
                           5.7500            143,849.65        ZZ
                           5.5000            840.35            1
                           10.7500           840.35            80
FRISCO           TX 75034  10.5000           07/29/04
3472844                    0.0000            09/01/04          00
3472844                    0.0000            08/01/34          0.0000
0                          2.7500            08/01/09          08/01/09
286/286                    2.5000            09/01/09          09/01/09
45                         2.7500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9447511                    6.0000            140000.0000       100.0000
                           6.0000            139,860.63        ZZ
                           5.7500            839.37            1
                           12.0000           839.37            78
LENEXA           KS 66215  11.7500           07/30/04
0438231052                 0.0000            09/01/04          00
MSS2413                    0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
H93/G02                    3.0000            09/01/07          09/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9448365                    5.8750            234890.0000       100.0000
                           5.8750            234,650.52        ZZ
                           5.6250            1389.46           1
                           11.8750           1389.46           88
PERTH AMBOY      NJ 08861  11.6250           07/27/04
0438182479                 3.2500            09/01/04          01
040113538                  3.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
952/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           O                 0.0000

9448699                    6.3750            149400.0000       100.0000
                           6.3750            149,261.63        ZZ
                           6.1250            932.06            4
                           11.3750           932.06            90
HARVEY           LA 70058  11.1250           08/05/04
0421221102                 0.0000            09/01/04          10
0421221102                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9448941                    5.7500            132000.0000       100.0000
                           5.7500            132,000.00        ZZ
                           5.5000            770.32            1
                           10.7500           770.32            80
BEDFORD          TX 76021  10.5000           08/04/04
0421627886                 0.0000            10/01/04          00
0421627886                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9449275                    5.1250            105650.0000       100.0000
                           5.1250            105,650.00        ZZ
                           4.8750            451.21            1
                           10.1250           451.21            60
GILBERT          AZ 85297  9.8750            07/28/04
0438204133                 0.0000            09/01/04          00
10020091                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9451837                    6.6250            134900.0000       100.0000
                           6.6250            134,900.00        ZZ
                           6.3750            863.78            1
                           11.6250           863.78            95
DOUGLASVILLE     GA 30134  11.3750           08/04/04
0438199531                 0.0000            10/01/04          11
30107                      0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
A52/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          11.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9452689                    5.6250            178500.0000       100.0000
                           5.6250            178,500.00        ZZ
                           5.3750            836.72            1
                           10.6250           836.72            79
HENDERSON        NV 89015  10.3750           07/29/04
0421450438                 0.0000            10/01/04          00
0421450438                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9452889                    5.7500            200000.0000       100.0000
                           5.7500            200,000.00        ZZ
                           5.5000            1167.15           4
                           10.7500           1167.15           80
COLUMBIA FALLS   MT 59912  10.5000           08/04/04
0421556176                 0.0000            10/01/04          00
0421556176                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9452973                    5.8750            54900.0000        100.0000
                           5.8750            54,844.03         ZZ
                           5.6250            324.75            1
                           11.8750           324.75            90
FORT WORTH       TX 76105  11.6250           08/06/04
0421591348                 0.0000            09/01/04          01
0421591348                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9453243                    5.7500            66510.0000        100.0000
                           5.7500            66,510.00         ZZ
                           5.5000            318.69            1
                           11.7500           318.69            90
FORT WAYNE       IN 46815  11.5000           08/06/04
0421170796                 0.0000            10/01/04          01
0421170796                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9454251                    5.8750            55709.0000        100.0000
                           5.8750            55,652.20         ZZ
                           5.6250            329.54            1
                           11.8750           329.54            90
HOUSTON          TX 77086  11.6250           07/21/04
0438221210                 0.0000            09/01/04          14
1130000224                 0.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
758/G02                    3.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9455791                    5.3750            225000.0000       100.0000
                           5.3750            225,000.00        ZZ
                           5.1250            1007.81           1
                           11.3750           1007.81           75
ESCONDIDO        CA 92025  11.1250           08/03/04
0421424821                 0.0000            10/01/04          00
0421424821                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9455807                    5.8750            139520.0000       100.0000
                           5.8750            139,520.00        ZZ
                           5.6250            825.31            1
                           10.8750           825.31            80
GRAND JUNCTION   CO 81501  10.6250           08/09/04
0421439019                 0.0000            10/01/04          00
0421439019                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           N                 0.0000

9455809                    5.6250            114400.0000       100.0000
                           5.6250            114,400.00        ZZ
                           5.3750            658.55            1
                           11.6250           658.55            80
WEST MONROE      LA 71291  11.3750           08/04/04
0421444498                 0.0000            10/01/04          00
0421444498                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9455955                    5.8750            185500.0000       100.0000
                           5.8750            185,310.88        ZZ
                           5.6250            1097.30           1
                           10.8750           1097.30           70
FRIDAY HARBOR    WA 98250  10.6250           08/03/04
0421541384                 0.0000            09/01/04          00
0421541384                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9455963                    6.0000            255000.0000       100.0000
                           6.0000            255,000.00        ZZ
                           5.7500            1275.00           1
                           12.0000           1275.00           85
LAS VEGAS        NV 89120  11.7500           07/26/04
0421543331                 0.0000            09/01/04          01
0421543331                 0.0000            08/01/34          12.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9456171                    6.6250            89050.0000        100.0000
                           6.6250            88,971.43         ZZ
                           6.3750            570.20            3
                           12.6250           570.20            65
SCAPPOOSE        OR 97056  12.3750           07/30/04
0421206327                 0.0000            09/01/04          00
0421206327                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
E22/G02                    3.0000            09/01/07          09/01/07
45                         4.6200            0.0000            0.0000
A                          8.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9456231                    5.2500            327900.0000       100.0000
                           5.2500            327,900.00        ZZ
                           5.0000            1434.56           1
                           11.2500           1434.56           80
OCEANSIDE        CA 92057  11.0000           07/19/04
0438203820                 0.0000            09/01/04          00
10020336                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L49/G02                    2.0000            09/01/07          09/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9456511                    5.1250            105900.0000       100.0000
                           5.1250            105,900.00        ZZ
                           4.8750            452.28            1
                           10.1250           452.28            60
GILBERT          AZ 85297  9.8750            07/28/04
0438203648                 0.0000            09/01/04          00
10020090                   0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L49/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9456615                    6.2500            323000.0000       100.0000
                           6.2500            323,000.00        ZZ
                           6.0000            1682.29           1
                           11.2500           1682.29           95
GARDEN GROVE     CA 92840  11.0000           07/13/04
0438220949                 0.0000            09/01/04          10
9335182                    0.0000            08/01/34          30.0000
0                          2.2500            08/01/09          08/01/09
808/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9456621                    5.8750            258000.0000       100.0000
                           5.8750            257,999.99        ZZ
                           5.6250            1263.13           1
                           10.8750           1263.13           80
PALM DESERT      CA 92211  10.6250           07/06/04
0438217929                 0.0000            09/01/04          00
9335265                    0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
808/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9458239                    6.6250            190800.0000       100.0000
                           6.6250            190,631.66        ZZ
                           6.3750            1221.71           4
                           11.6250           1221.71           90
ROCHESTER        MN 55901  11.3750           08/04/04
0438212268                 0.0000            09/01/04          12
04800681F                  0.0000            08/01/34          25.0000
0                          3.2500            08/01/09          08/01/09
B39/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9459147                    5.3750            100000.0000       100.0000
                           5.3750            100,000.00        ZZ
                           5.1250            559.97            1
                           11.3750           559.97            67
RICHMOND         MO 64085  11.1250           08/05/04
0421501990                 0.0000            10/01/04          00
0421501990                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9459293                    5.8750            151950.0000       100.0000
                           5.8750            151,950.00        ZZ
                           5.6250            898.84            1
                           10.8750           898.84            90
PHOENIX          AZ 85022  10.6250           08/03/04
0421608795                 0.0000            10/01/04          10
0421608795                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9459403                    5.2500            290000.0000       100.0000
                           5.2500            290,000.00        ZZ
                           5.0000            1601.39           2
                           11.2500           1601.39           62
CHICAGO          IL 60625  11.0000           08/05/04
0421075938                 0.0000            10/01/04          00
0421075938                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9459499                    5.6250            153000.0000       100.0000
                           5.6250            153,000.00        ZZ
                           5.3750            880.75            1
                           10.6250           880.75            90
DENVER           CO 80211  10.3750           08/09/04
0421203258                 0.0000            10/01/04          10
0421203258                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9459551                    6.3750            58800.0000        100.0000
                           6.3750            58,800.00         ZZ
                           6.1250            366.84            1
                           12.3750           366.84            80
LISMORE          MN 56155  12.1250           08/02/04
0438199440                 3.2500            10/01/04          00
18182177                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
T63/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     5                 0
0.0000                     05                00
                           O                 0.0000

9461725                    4.7500            253000.0000       100.0000
                           4.7500            253,000.00        ZZ
                           4.5000            1001.46           1
                           9.7500            1001.46           63
RESEDA           CA 91335  9.5000            07/16/04
0438274672                 0.0000            09/01/04          00
W01767435                  0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
944/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          9.7500            12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462359                    5.6250            272000.0000       100.0000
                           5.6250            272,000.00        ZZ
                           5.3750            1565.79           1
                           11.6250           1565.79           80
SUISUN CITY      CA 94585  11.3750           07/30/04
0420938540                 0.0000            10/01/04          00
0420938540                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9462409                    5.8750            110850.0000       100.0000
                           5.8750            110,850.00        ZZ
                           5.6250            655.72            1
                           11.8750           655.72            64
FORT LAUDERDALE  FL 33313  11.6250           08/06/04
0421398413                 0.0000            10/01/04          00
0421398413                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462411                    5.5000            230400.0000       100.0000
                           5.5000            230,400.00        ZZ
                           5.2500            1308.19           1
                           11.5000           1308.19           80
LITTLEROCK       CA 93543  11.2500           07/30/04
0421403973                 0.0000            10/01/04          00
0421403973                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462591                    6.0000            185600.0000       100.0000
                           6.0000            185,600.00        ZZ
                           5.7500            928.00            1
                           11.0000           928.00            80
FONTANA          CA 92337  10.7500           08/04/04
0421526724                 0.0000            10/01/04          00
0421526724                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462753                    5.5000            110000.0000       100.0000
                           5.5000            110,000.00        ZZ
                           5.2500            624.57            1
                           11.5000           624.57            54
NORTHGLEN        CO 80260  11.2500           08/06/04
0421647769                 0.0000            10/01/04          00
0421647769                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9462799                    5.2500            160000.0000       100.0000
                           5.2500            160,000.00        ZZ
                           5.0000            883.53            1
                           10.2500           883.53            80
FORT COLLINS     CO 80526  10.0000           08/11/04
0421687575                 0.0000            10/01/04          00
0421687575                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9463999                    5.5000            180000.0000       100.0000
                           5.5000            180,000.00        ZZ
                           5.2500            1022.02           1
                           11.5000           1022.02           68
TEMECULA         CA 92591  11.2500           08/07/04
0438280232                 0.0000            10/01/04          00
4900406192                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/11          09/01/11
F34/G02                    3.0000            10/01/11          10/01/11
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9464458                    5.6250            100000.0000       100.0000
                           5.6250            99,785.68         ZZ
                           5.3750            575.66            1
                           11.6250           575.66            80
CORNELIUS        OR 97113  11.3750           06/23/04
0438084634                 3.2500            08/01/04          00
10422103                   3.0000            07/01/34          0.0000
0                          3.2500            07/01/07          07/01/07
967/G02                    3.0000            08/01/07          08/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     1                 0
0.0000                     07                00
                           N                 0.0000

9464673                    6.0000            90000.0000        100.0000
                           6.0000            89,910.40         ZZ
                           5.7500            539.60            1
                           12.0000           539.60            90
BAKERSFIELD      CA 93308  11.7500           07/29/04
0438220147                 3.2500            09/01/04          12
44041                      3.0000            08/01/34          25.0000
0                          3.2500            08/01/07          08/01/07
F89/G02                    3.0000            09/01/07          09/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           N                 0.0000

9464691                    5.3750            117000.0000       100.0000
                           5.3750            116,868.89        ZZ
                           5.1250            655.17            1
                           11.3750           655.17            80
PORT SAINT LUCI  FL 34983  11.1250           08/09/04
0438230864                 0.0000            09/09/04          00
2200002274                 0.0000            08/09/34          0.0000
0                          3.2500            08/09/07          08/09/07
N74/G02                    3.0000            09/09/07          09/09/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9465437                    6.1250            85500.0000        100.0000
                           6.1250            85,500.00         ZZ
                           5.8750            519.51            1
                           12.1250           519.51            90
GRAND JUNCTION   CO 81501  11.8750           08/12/04
0421394479                 0.0000            10/01/04          01
0421394479                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9465511                    5.5000            131000.0000       100.0000
                           5.5000            131,000.00        ZZ
                           5.2500            743.80            1
                           10.5000           743.80            63
ADDISON          IL 60101  10.2500           08/12/04
0421609223                 0.0000            10/01/04          00
0421609223                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9465529                    6.0000            192600.0000       100.0000
                           6.0000            192,600.00        ZZ
                           5.7500            1154.73           1
                           11.0000           1154.73           90
HAMDEN           CT 06514  10.7500           08/12/04
0421518580                 3.2500            10/01/04          04
0421518580                 3.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           N                 0.0000

9465619                    5.6250            125600.0000       100.0000
                           5.6250            125,600.00        ZZ
                           5.3750            723.02            1
                           10.6250           723.02            80
ALLEN            TX 75002  10.3750           08/10/04
0421437518                 0.0000            10/01/04          00
0421437518                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9468997                    6.1250            208000.0000       100.0000
                           6.1250            208,000.00        ZZ
                           5.8750            1263.83           1
                           11.1250           1263.83           80
SACRAMENTO       CA 95820  10.8750           08/10/04
0421608514                 0.0000            10/01/04          00
0421608514                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9469013                    5.3750            261000.0000       100.0000
                           5.3750            261,000.00        ZZ
                           5.1250            1169.06           1
                           10.3750           1169.06           73
LIVERMORE        CA 94551  10.1250           08/03/04
0421616459                 0.0000            10/01/04          00
0421616459                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9469391                    5.8750            142650.0000       100.0000
                           5.8750            142,650.00        ZZ
                           5.6250            843.83            1
                           11.8750           843.83            77
WATERFORD        MI 48328  11.6250           08/09/04
0421649724                 0.0000            10/01/04          00
0421649724                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9469409                    5.5000            84600.0000        100.0000
                           5.5000            84,600.00         ZZ
                           5.2500            480.35            1
                           11.5000           480.35            90
FARMINGTON       NM 87401  11.2500           08/13/04
0421657313                 3.2500            10/01/04          01
0421657313                 3.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     1                 0
0.0000                     05                00
                           N                 0.0000

9469557                    5.7500            114300.0000       100.0000
                           5.7500            114,300.00        ZZ
                           5.5000            667.02            1
                           10.7500           667.02            80
LEANDER          TX 78641  10.5000           08/06/04
0421601840                 3.2500            10/01/04          00
0421601840                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     03                00
                           N                 0.0000

9469747                    6.3750            112500.0000       100.0000
                           6.3750            112,500.00        ZZ
                           6.1250            701.85            4
                           12.3750           701.85            90
ST LOUIS         MO 63116  12.1250           08/13/04
0421545971                 0.0000            10/01/04          04
0421545971                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9469775                    6.0000            238550.0000       100.0000
                           6.0000            238,550.00        ZZ
                           5.7500            1430.23           1
                           11.0000           1430.23           65
BEND             OR 97701  10.7500           08/09/04
0421561879                 3.2500            10/01/04          00
0421561879                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     5                 0
0.0000                     05                00
                           O                 0.0000

9469901                    5.5000            225000.0000       100.0000
                           5.5000            225,000.00        ZZ
                           5.2500            1277.53           1
                           11.5000           1277.53           51
MURPHYS          CA 95247  11.2500           08/03/04
0421382912                 0.0000            10/01/04          00
0421382912                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9472632                    6.0000            252000.0000       100.0000
                           6.0000            252,000.00        ZZ
                           5.7500            1260.00           1
                           11.0000           1260.00           80
ASHBURN          VA 20147  10.7500           07/22/04
0438162778                 0.0000            09/01/04          00
30304095                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9473084                    5.6250            180000.0000       100.0000
                           5.6250            180,000.00        ZZ
                           5.3750            843.75            1
                           10.6250           843.75            80
UPPER MARLBORO   MD 20772  10.3750           07/23/04
0438165375                 0.0000            09/01/04          00
32204122                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.6250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9473139                    5.5000            314000.0000       100.0000
                           5.5000            314,000.00        ZZ
                           5.2500            1439.17           1
                           10.5000           1439.17           88
BILLERICA        MA 01862  10.2500           08/10/04
0421653320                 3.2500            10/01/04          01
0421653320                 3.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9473319                    5.5000            145300.0000       100.0000
                           5.5000            145,300.00        ZZ
                           5.2500            825.00            1
                           10.5000           825.00            95
CORNELIUS        OR 97113  10.2500           08/09/04
0421369950                 0.0000            10/01/04          01
0421369950                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9473515                    5.7500            264000.0000       100.0000
                           5.7500            264,000.00        ZZ
                           5.5000            1265.00           1
                           10.7500           1265.00           80
REDDING          CA 96001  10.5000           08/10/04
0421517061                 0.0000            10/01/04          00
0421517061                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9473527                    5.7500            277000.0000       100.0000
                           5.7500            277,000.00        ZZ
                           5.5000            1327.29           1
                           11.7500           1327.29           85
PANAMA CITY BEA  FL 32407  11.5000           08/11/04
0421520677                 0.0000            10/01/04          10
0421520677                 0.0000            09/01/34          12.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9473567                    5.3750            137000.0000       100.0000
                           5.3750            137,000.00        ZZ
                           5.1250            767.16            1
                           10.3750           767.16            23
SAN JOSE         CA 95129  10.1250           08/05/04
0421540352                 0.0000            10/01/04          00
0421540352                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     09                00
                           O                 0.0000

9473768                    6.0000            239200.0000       100.0000
                           6.0000            239,200.00        ZZ
                           5.7500            1196.00           1
                           12.0000           1196.00           80
WASHINGTON       DC 20016  11.7500           07/23/04
0438168486                 0.0000            09/01/04          00
30104108                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9474636                    5.6250            128000.0000       100.0000
                           5.6250            127,863.16        ZZ
                           5.3750            736.84            1
                           11.6250           736.84            76
PORTLAND         OR 97217  11.3750           07/16/04
0438181463                 3.2500            09/01/04          00
10426005                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
967/G02                    3.0000            09/01/07          09/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     2                 0
0.0000                     05                00
                           N                 0.0000

9474838                    6.0000            296000.0000       100.0000
                           6.0000            296,000.00        ZZ
                           5.7500            1480.00           1
                           11.0000           1480.00           80
CENTREVILLE      VA 20120  10.7500           07/30/04
0438176430                 0.0000            09/01/04          00
30404167                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9474951                    6.6250            134010.0000       100.0000
                           6.6250            134,010.00        ZZ
                           6.3750            858.08            2
                           11.6250           858.08            90
WAUWATOSA        WI 53208  11.3750           08/13/04
0438230856                 3.2500            10/01/04          11
TQSWAUK253                 3.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
U85/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     05                00
                           O                 0.0000

9476105                    6.3750            86400.0000        100.0000
                           6.3750            86,400.00         ZZ
                           6.1250            539.02            1
                           12.3750           539.02            90
MUSTANG          OK 73064  12.1250           08/17/04
0421655986                 0.0000            10/01/04          10
0421655986                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9476129                    5.6250            250000.0000       100.0000
                           5.6250            250,000.00        ZZ
                           5.3750            1171.88           1
                           10.6250           1171.88           60
EVERETT          WA 98203  10.3750           08/09/04
0421681164                 0.0000            10/01/04          00
0421681164                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9476167                    5.8750            160000.0000       100.0000
                           5.8750            160,000.00        ZZ
                           5.6250            946.46            1
                           11.8750           946.46            80
PHOENIX          AZ 85007  11.6250           08/16/04
0421811886                 0.0000            10/01/04          00
0421811886                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9476235                    5.3750            202000.0000       100.0000
                           5.3750            201,773.65        ZZ
                           5.1250            1131.14           1
                           11.3750           1131.14           76
WESTON           FL 33331  11.1250           07/19/04
0438218752                 2.8750            09/01/04          00
24060715                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     2                 0
0.0000                     03                00
                           O                 0.0000

9476315                    5.8750            175120.0000       100.0000
                           5.8750            174,941.46        ZZ
                           5.6250            1035.90           1
                           11.8750           1035.90           80
PALM HARBOR      FL 34684  11.6250           07/16/04
0438218885                 2.8750            09/01/04          00
24070062                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9476345                    5.6250            136000.0000       100.0000
                           5.6250            136,000.00        ZZ
                           5.3750            782.89            1
                           10.6250           782.89            88
CHARLOTTESVILLE  VA 22901  10.3750           08/09/04
0421427261                 0.0000            10/01/04          10
0421427261                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9476355                    5.6250            218400.0000       100.0000
                           5.6250            218,166.52        ZZ
                           5.3750            1257.23           1
                           11.6250           1257.23           80
POQUOSON         VA 23662  11.3750           07/30/04
0438218992                 2.8750            09/01/04          00
24070188                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/11          08/01/11
W96/G02                    2.6250            09/01/11          09/01/11
25                         2.8750            0.0000            0.0000
A                          11.6250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           N                 0.0000

9476433                    5.8750            126576.0000       100.0000
                           5.8750            126,446.96        ZZ
                           5.6250            748.74            1
                           11.8750           748.74            90
KISSIMMEE        FL 34758  11.6250           07/21/04
0438219164                 2.8750            09/01/04          11
24060061                   2.6250            08/01/34          30.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9476451                    6.0000            122550.0000       100.0000
                           6.0000            122,428.00        ZZ
                           5.7500            734.75            1
                           12.0000           734.75            95
SAINT CLOUD      FL 34772  11.7500           07/09/04
0438219206                 2.8750            09/01/04          11
24060198                   2.6250            08/01/34          35.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.0000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     05                00
                           O                 0.0000

9476457                    5.8750            130400.0000       100.0000
                           5.8750            129,886.42        T
                           5.6250            771.37            1
                           11.8750           771.37            80
ORLANDO          FL 32825  11.6250           07/05/04
0438219214                 2.8750            08/01/04          00
24060246                   2.6250            07/01/34          0.0000
0                          2.8750            07/01/09          07/01/09
W96/G02                    2.6250            08/01/09          08/01/09
25                         2.8750            0.0000            0.0000
A                          11.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9476473                    5.6250            304000.0000       100.0000
                           5.6250            304,000.00        ZZ
                           5.3750            1750.00           1
                           10.6250           1750.00           80
FAIR OAKS        CA 95628  10.3750           08/11/04
0421537622                 0.0000            10/01/04          00
0421537622                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9476503                    6.1250            193600.0000       100.0000
                           6.1250            193,411.84        T
                           5.8750            1176.33           1
                           12.1250           1176.33           80
MIAMI            FL 33193  11.8750           07/07/04
0438219347                 2.8750            09/01/04          00
24060423                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          12.1250           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     03                00
                           O                 0.0000

9476523                    5.8750            162000.0000       100.0000
                           5.8750            162,000.00        ZZ
                           5.6250            958.29            1
                           10.8750           958.29            90
LAKE WORTH       FL 33461  10.6250           08/12/04
0421564832                 0.0000            10/01/04          10
0421564832                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9476531                    5.7500            199192.0000       100.0000
                           5.7500            198,984.03        T
                           5.5000            1162.43           1
                           11.7500           1162.43           80
PARRISH          FL 34219  11.5000           07/16/04
0438219412                 2.8750            09/01/04          00
24060522                   2.6250            08/01/34          0.0000
0                          2.8750            08/01/09          08/01/09
W96/G02                    2.6250            09/01/09          09/01/09
25                         2.8750            0.0000            0.0000
A                          11.7500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     03                00
                           O                 0.0000

9476573                    6.3750            73000.0000        100.0000
                           6.3750            73,000.00         ZZ
                           6.1250            455.43            1
                           12.3750           455.43            79
MICHIGAN CENTER  MI 49254  12.1250           08/17/04
0421582230                 0.0000            10/01/04          00
0421582230                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9476733                    6.2500            168300.0000       100.0000
                           6.2500            168,300.00        ZZ
                           6.0000            1036.25           1
                           12.2500           1036.25           90
KEIZER           OR 97303  12.0000           08/11/04
0421726258                 0.0000            10/01/04          04
0421726258                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9476747                    5.6250            111000.0000       100.0000
                           5.6250            111,000.00        ZZ
                           5.3750            638.98            1
                           11.6250           638.98            89
PROVO            UT 84601  11.3750           08/12/04
0421734302                 0.0000            10/01/04          10
0421734302                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9477034                    5.8750            220000.0000       100.0000
                           5.8750            219,775.70        ZZ
                           5.6250            1301.38           1
                           10.8750           1301.38           80
ARLINGTON        VA 22201  10.6250           07/28/04
0438178618                 0.0000            09/01/04          00
25504117                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     08                00
                           O                 0.0000

9477678                    6.3750            244000.0000       100.0000
                           6.3750            244,000.00        ZZ
                           6.1250            1296.25           1
                           11.3750           1296.25           80
OAK HILL         VA 20171  11.1250           08/02/04
0438180333                 0.0000            10/01/04          00
21704157                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9477874                    5.8750            270000.0000       100.0000
                           5.8750            270,000.00        ZZ
                           5.6250            1321.88           1
                           10.8750           1321.88           90
POMPANO BEACH    FL 33060  10.6250           08/19/04
0438281214                 0.0000            10/01/04          10
20040959                   0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
R68/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9478683                    6.0000            142000.0000       100.0000
                           6.0000            142,000.00        ZZ
                           5.7500            851.36            1
                           11.0000           851.36            67
CHEVERLY         MD 20785  10.7500           08/11/04
0438276180                 3.2500            10/01/04          00
100206474                  3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
U45/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     5                 0
0.0000                     05                00
                           N                 0.0000

9478713                    6.6250            117900.0000       100.0000
                           6.6250            117,900.00        ZZ
                           6.3750            754.93            2
                           11.6250           754.93            90
OMAHA            NE 68104  11.3750           08/11/04
0438277451                 3.2500            10/01/04          04
500500001                  3.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
U45/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.3750                     1                 0
0.0000                     05                00
                           N                 0.0000

9478819                    6.2500            125000.0000       100.0000
                           6.2500            125,000.00        ZZ
                           6.0000            651.04            1
                           12.2500           651.04            79
VERO BEACH       FL 32968  12.0000           07/08/04
0438239311                 0.0000            09/01/04          00
15100161                   0.0000            08/01/34          0.0000
0                          3.5000            08/01/11          08/01/11
T08/G02                    3.2500            09/01/11          09/01/11
25                         3.5000            0.0000            0.0000
A                          12.2500           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9478999                    5.5000            256000.0000       100.0000
                           5.5000            256,000.00        ZZ
                           5.2500            1173.33           1
                           10.5000           1173.33           80
CHANDLER         AZ 85248  10.2500           07/27/04
0438276651                 0.0000            09/01/04          00
GMJ230041T                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
165/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9480396                    5.7500            325000.0000       100.0000
                           5.7500            324,660.68        ZZ
                           5.5000            1896.61           1
                           10.7500           1896.61           63
WASHINGTON       DC 20009  10.5000           07/30/04
0438197469                 0.0000            09/01/04          00
25204099                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/09          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9480412                    6.0000            272000.0000       100.0000
                           6.0000            272,000.00        ZZ
                           5.7500            1360.00           1
                           12.0000           1360.00           80
MCLEAN           VA 22101  11.7500           08/10/04
0438202178                 0.0000            10/01/04          00
40104415                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
696/G02                    3.0000            10/01/07          10/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     06                00
                           N                 0.0000

9481269                    5.8750            251000.0000       100.0000
                           5.8750            251,000.00        ZZ
                           5.6250            1228.85           1
                           10.8750           1228.85           90
LINCOLN          CA 95648  10.6250           08/12/04
0421699315                 0.0000            10/01/04          01
0421699315                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9481415                    5.7500            149850.0000       100.0000
                           5.7500            149,850.00        ZZ
                           5.5000            874.48            1
                           10.7500           874.48            90
WILMINGTON       NC 28409  10.5000           08/18/04
0421436809                 0.0000            10/01/04          10
0421436809                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9481509                    6.0000            152000.0000       100.0000
                           6.0000            152,000.00        ZZ
                           5.7500            911.32            1
                           12.0000           911.32            49
MOORESBORO       NC 28114  11.7500           08/13/04
0421521535                 0.0000            10/01/04          00
0421521535                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9481563                    5.5000            272000.0000       100.0000
                           5.5000            272,000.00        ZZ
                           5.2500            1246.67           1
                           10.5000           1246.67           80
SAN YSIDRO       CA 92173  10.2500           08/10/04
0421551037                 0.0000            10/01/04          00
0421551037                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9482961                    5.8750            208000.0000       100.0000
                           5.8750            208,000.00        ZZ
                           5.6250            1230.40           4
                           11.8750           1230.40           72
CARMEL           IN 46032  11.6250           08/06/04
0438242299                 3.2500            10/01/04          00
TQS111INDY                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
U85/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           O                 0.0000

9483716                    5.8750            226400.0000       100.0000
                           5.8750            226,400.00        ZZ
                           5.6250            1108.42           1
                           11.8750           1108.42           80
WASHINGTON       DC 20007  11.6250           07/29/04
0438209587                 0.0000            09/01/04          00
24604214                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
696/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          8.8750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     06                00
                           O                 0.0000

9483752                    6.1250            188000.0000       100.0000
                           6.1250            187,817.27        ZZ
                           5.8750            1142.31           1
                           12.1250           1142.31           80
DUMFRIES         VA 22026  11.8750           07/28/04
0438221970                 3.2500            09/01/04          00
WB040716                   3.0000            08/01/34          0.0000
0                          3.2500            08/01/11          08/01/11
W98/G02                    3.0000            09/01/11          09/01/11
45                         3.2500            0.0000            0.0000
A                          12.1250           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     2                 0
0.0000                     09                00
                           O                 0.0000

9483849                    5.3750            237600.0000       100.0000
                           5.3750            237,600.00        ZZ
                           5.1250            1064.25           1
                           11.3750           1064.25           80
RENTON           WA 98059  11.1250           08/11/04
0438289753                 2.2500            10/01/04          00
09407402                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.3750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     03                00
                           O                 0.0000

9484007                    6.8750            168000.0000       100.0000
                           6.8750            167,858.86        ZZ
                           6.6250            1103.64           1
                           12.8750           1103.64           78
GLENDALE         AZ 85308  12.6250           07/22/04
0438241606                 0.0000            09/01/04          00
13237952                   0.0000            08/01/34          0.0000
0                          3.5000            08/01/11          08/01/11
T08/G02                    3.2500            09/01/11          09/01/11
25                         3.5000            0.0000            0.0000
A                          12.8750           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9484820                    6.0000            194000.0000       100.0000
                           6.0000            194,000.00        ZZ
                           5.7500            1163.13           1
                           11.0000           1163.13           80
VIENNA           VA 22180  10.7500           08/13/04
0438215493                 0.0000            10/01/04          00
40104430                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          11.0000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9485523                    5.2500            305000.0000       100.0000
                           5.2500            305,000.00        ZZ
                           5.0000            1334.38           1
                           11.2500           1334.38           78
CARMICHAEL       CA 95608  11.0000           08/11/04
0421634775                 0.0000            10/01/04          00
0421634775                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9485595                    5.7500            248000.0000       100.0000
                           5.7500            248,000.00        ZZ
                           5.5000            1188.33           1
                           10.7500           1188.33           80
CAMPTONVILLE     CA 95922  10.5000           08/11/04
0421346586                 0.0000            10/01/04          00
0421346586                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9485629                    5.5000            136000.0000       100.0000
                           5.5000            136,000.00        ZZ
                           5.2500            623.33            1
                           11.5000           623.33            80
KENT             WA 98030  11.2500           08/09/04
0438279499                 2.2500            10/01/04          00
09407260                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
X05/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          11.5000           6                 6
360                        E                 2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     01                00
                           O                 0.0000

9485805                    5.2500            266870.0000       100.0000
                           5.2500            266,870.00        ZZ
                           5.0000            1167.56           1
                           10.2500           1167.56           77
SACRAMENTO       CA 95835  10.0000           08/11/04
0421686130                 0.0000            10/01/04          00
0421686130                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9485939                    5.8750            69600.0000        100.0000
                           5.8750            69,600.00         ZZ
                           5.6250            411.71            1
                           11.8750           411.71            80
SEABROOK         TX 77586  11.6250           08/17/04
0421784745                 0.0000            10/01/04          00
0421784745                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9486320                    5.5000            196000.0000       100.0000
                           5.5000            196,000.00        ZZ
                           5.2500            1112.87           1
                           10.5000           1112.87           80
SPRINGFIELD      VA 22152  10.2500           08/06/04
0438244550                 0.0000            10/01/04          00
25804066                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           N                 0.0000

9487075                    5.5000            143900.0000       100.0000
                           5.5000            143,900.00        ZZ
                           5.2500            817.05            1
                           10.5000           817.05            90
MESA             AZ 85208  10.2500           08/10/04
0438276701                 0.0000            10/01/04          01
33865                      0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
R80/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9487367                    5.5000            208000.0000       100.0000
                           5.5000            207,772.33        ZZ
                           5.2500            1181.00           1
                           10.5000           1181.00           75
RIVERSIDE        CA 92504  10.2500           07/21/04
0438276115                 3.2500            09/01/04          00
1000061742                 3.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
624/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9487410                    6.2500            212000.0000       100.0000
                           6.2500            212,000.00        ZZ
                           6.0000            1104.17           1
                           11.2500           1104.17           80
CLINTON          MD 20735  11.0000           08/20/04
0438277055                 0.0000            10/01/04          00
20204118                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          11.2500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9487998                    5.6250            332000.0000       100.0000
                           5.6250            332,000.00        ZZ
                           5.3750            1556.25           1
                           11.6250           1556.25           80
GAINESVILLE      VA 20155  11.3750           08/19/04
0438286643                 0.0000            10/01/04          00
22804118                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
696/G02                    2.0000            10/01/07          10/01/07
25                         2.6250            0.0000            0.0000
A                          8.6250            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9489744                    5.3750            238000.0000       100.0000
                           5.3750            238,000.00        ZZ
                           5.1250            1066.04           1
                           10.3750           1066.04           40
ALEXANDRIA       VA 22306  10.1250           07/28/04
0438285967                 0.0000            09/01/04          00
26304049                   0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
696/G02                    3.0000            09/01/14          09/01/09
25                         3.2500            0.0000            0.0000
A                          10.3750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9489750                    5.7500            287200.0000       100.0000
                           5.7500            287,200.00        ZZ
                           5.5000            1376.17           1
                           10.7500           1376.17           80
WASHINGTON       DC 20009  10.5000           08/20/04
0438285314                 0.0000            10/01/04          00
26204137                   0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
696/G02                    2.0000            10/01/09          10/01/09
25                         2.2500            0.0000            0.0000
A                          10.7500           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     01                00
                           O                 0.0000

9491313                    5.5000            292865.0000       100.0000
                           5.5000            292,865.00        ZZ
                           5.2500            1342.30           1
                           11.5000           1342.30           78
ONTARIO          CA 91761  11.2500           08/12/04
0421599119                 0.0000            10/01/04          00
0421599119                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9491443                    5.7500            112000.0000       100.0000
                           5.7500            112,000.00        ZZ
                           5.5000            653.60            2
                           10.7500           653.60            75
AUSTIN           TX 78723  10.5000           08/10/04
0421678525                 0.0000            10/01/04          00
0421678525                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9491467                    5.6250            120000.0000       100.0000
                           5.6250            120,000.00        ZZ
                           5.3750            690.79            1
                           10.6250           690.79            48
RENO             NV 89503  10.3750           08/16/04
0421688607                 0.0000            10/01/04          00
0421688607                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9491621                    5.7500            112000.0000       100.0000
                           5.7500            112,000.00        TX
                           5.5000            653.60            2
                           10.7500           653.60            75
AUSTIN           TX 78723  10.5000           08/10/04
0421703034                 0.0000            10/01/04          00
0421703034                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9491623                    5.7500            112000.0000       100.0000
                           5.7500            112,000.00        TX
                           5.5000            653.60            2
                           10.7500           653.60            75
AUSTIN           TX 78723  10.5000           08/10/04
0421703125                 0.0000            10/01/04          00
0421703125                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9491681                    5.8750            221600.0000       100.0000
                           5.8750            221,600.00        ZZ
                           5.6250            1310.85           1
                           10.8750           1310.85           80
MIAMI            FL 33165  10.6250           08/16/04
0421731746                 0.0000            10/01/04          00
0421731746                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9493226                    5.5000            201000.0000       100.0000
                           5.5000            201,000.00        ZZ
                           5.2500            921.25            1
                           10.5000           921.25            61
ALEXANDRIA       VA 22303  10.2500           08/24/04
0438291460                 0.0000            10/01/04          00
24604234                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.5000           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           O                 0.0000

9493248                    5.8750            296000.0000       100.0000
                           5.8750            296,000.00        ZZ
                           5.6250            1449.17           1
                           10.8750           1449.17           80
CENTREVILLE      VA 20121  10.6250           08/27/04
0438291510                 0.0000            10/01/04          00
26404110                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.8750           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9493913                    5.0000            135200.0000       100.0000
                           5.0000            135,200.00        ZZ
                           4.7500            563.33            1
                           11.0000           563.33            80
LITHONIA         GA 30058  10.7500           08/05/04
0438278327                 2.2500            09/01/04          00
26502034                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
L21/G02                    2.0000            09/01/07          09/01/07
45                         3.0000            0.0000            0.0000
A                          7.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9494045                    7.1250            296000.0000       100.0000
                           7.1250            296,000.00        ZZ
                           6.8750            1757.50           1
                           12.1250           1757.50           75
SMYRNA           GA 30080  11.8750           08/13/04
0438280679                 3.2500            10/01/04          00
26502024                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
L21/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          12.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.8750                     1                 0
0.0000                     03                00
                           O                 0.0000

9494071                    5.5000            132000.0000       100.0000
                           5.5000            132,000.00        ZZ
                           5.2500            605.00            1
                           10.5000           605.00            80
ROSWELL          GA 30076  10.2500           08/13/04
0438278236                 2.2500            10/01/04          00
26502209                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     03                00
                           O                 0.0000

9494123                    5.1250            118800.0000       100.0000
                           5.1250            118,800.00        ZZ
                           4.8750            507.38            1
                           10.1250           507.38            80
CANTON           GA 30115  9.8750            08/12/04
0438278533                 2.2500            10/01/04          00
26501969                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     05                00
                           O                 0.0000

9494167                    5.5000            111300.0000       100.0000
                           5.5000            111,300.00        ZZ
                           5.2500            510.13            1
                           10.5000           510.13            77
VILLA RICA       GA 30180  10.2500           08/09/04
0438278434                 2.2500            10/01/04          00
26501997                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     2                 0
0.0000                     05                00
                           O                 0.0000

9494281                    5.3750            125200.0000       100.0000
                           5.3750            125,200.00        ZZ
                           5.1250            560.79            1
                           10.3750           560.79            80
DULUTH           GA 30096  10.1250           07/20/04
0438278301                 2.2500            09/01/04          00
26501634                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L21/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     03                00
                           O                 0.0000

9494319                    5.5000            118800.0000       100.0000
                           5.5000            118,800.00        ZZ
                           5.2500            544.50            1
                           10.5000           544.50            75
DALLAS           GA 30132  10.2500           08/09/04
0438278202                 2.2500            10/01/04          00
26502058                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     03                00
                           O                 0.0000

9494357                    5.1250            191400.0000       100.0000
                           5.1250            191,400.00        ZZ
                           4.8750            817.44            1
                           10.1250           817.44            80
RALEIGH          NC 27614  9.8750            08/13/04
0438278715                 2.2500            10/01/04          00
28501447                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.8750                     1                 0
0.0000                     09                00
                           O                 0.0000

9494405                    5.5000            240000.0000       100.0000
                           5.5000            240,000.00        ZZ
                           5.2500            1100.00           1
                           10.5000           1100.00           80
RALEIGH          NC 27614  10.2500           08/11/04
0438278186                 2.2500            10/01/04          00
28501883                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     09                00
                           O                 0.0000

9494433                    5.5000            221000.0000       100.0000
                           5.5000            221,000.00        ZZ
                           5.2500            1012.92           1
                           10.5000           1012.92           77
SARASOTA         FL 34233  10.2500           08/03/04
0438278392                 2.2500            10/01/04          00
26510011                   2.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
L21/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     2                 0
0.0000                     03                00
                           O                 0.0000

9494471                    5.3750            171200.0000       100.0000
                           5.3750            171,008.15        ZZ
                           5.1250            958.68            1
                           10.3750           958.68            80
ATLANTA          GA 30339  10.1250           07/27/04
0438278293                 2.2500            09/01/04          00
26501760                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L21/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     09                00
                           O                 0.0000

9494511                    5.5000            120320.0000       100.0000
                           5.5000            120,320.00        ZZ
                           5.2500            551.47            1
                           10.5000           551.47            80
BUFURD           GA 30519  10.2500           07/29/04
0438278111                 2.2500            09/01/04          00
26501897                   2.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
L21/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     1                 0
0.0000                     09                00
                           O                 0.0000

9494631                    5.2500            324000.0000       100.0000
                           5.2500            324,000.00        ZZ
                           5.0000            1789.14           1
                           11.2500           1789.14           80
QUINCY           MA 02171  11.0000           08/23/04
0421399924                 0.0000            10/01/04          00
0421399924                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9494655                    6.5000            300000.0000       100.0000
                           6.5000            300,000.00        ZZ
                           6.2500            1896.20           4
                           11.5000           1896.20           75
LEOMINSTER       MA 01453  11.2500           08/18/04
0421496878                 3.2500            10/01/04          00
0421496878                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9494679                    5.8750            184000.0000       100.0000
                           5.8750            184,000.00        ZZ
                           5.6250            1088.43           1
                           11.8750           1088.43           80
STOCKTON         CA 95202  11.6250           08/10/04
0421517152                 0.0000            10/01/04          00
0421517152                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9494889                    5.6250            160000.0000       100.0000
                           5.6250            160,000.00        ZZ
                           5.3750            921.05            1
                           10.6250           921.05            72
CARSON CITY      NV 89706  10.3750           08/13/04
0421565565                 0.0000            10/01/04          00
0421565565                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9494950                    5.5000            288900.0000       100.0000
                           5.5000            288,900.00        ZZ
                           5.2500            1324.13           1
                           11.5000           1324.13           90
GAITHERSBURG     MD 20878  11.2500           09/01/04
0438296964                 0.0000            10/01/04          14
32704157                   0.0000            09/01/34          25.0000
0                          2.2500            09/01/07          09/01/07
696/G02                    2.0000            10/01/07          10/01/07
25                         2.2500            0.0000            0.0000
A                          8.5000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9494998                    6.3750            237500.0000       100.0000
                           6.3750            237,500.00        ZZ
                           6.1250            1261.72           4
                           12.3750           1261.72           95
WASHINGTON       DC 20002  12.1250           08/31/04
0438293375                 0.0000            10/01/04          12
20204128                   0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
696/G02                    3.0000            10/01/07          10/01/07
25                         3.3750            0.0000            0.0000
A                          9.3750            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9495139                    5.5000            125800.0000       100.0000
                           5.5000            125,800.00        ZZ
                           5.2500            714.28            1
                           10.5000           714.28            85
O'FALLON         MO 63366  10.2500           08/17/04
0421664830                 0.0000            10/01/04          10
0421664830                 0.0000            09/01/34          12.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9495179                    5.5000            333700.0000       100.0000
                           5.5000            333,700.00        ZZ
                           5.2500            1894.71           1
                           10.5000           1894.71           67
VISTA            CA 92084  10.2500           08/16/04
0421709361                 3.2500            10/01/04          00
0421709361                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.2500                     5                 0
0.0000                     05                00
                           O                 0.0000

9495197                    5.6250            311700.0000       100.0000
                           5.6250            311,700.00        ZZ
                           5.3750            1794.32           1
                           10.6250           1794.32           48
WILMETTE         IL 60091  10.3750           08/18/04
0421722026                 0.0000            10/01/04          00
0421722026                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9495207                    5.2500            260000.0000       100.0000
                           5.2500            260,000.00        ZZ
                           5.0000            1137.50           1
                           10.2500           1137.50           80
TACOMA           WA 98443  10.0000           08/18/04
0421726472                 0.0000            10/01/04          00
0421726472                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9495287                    5.8750            279000.0000       100.0000
                           5.8750            279,000.00        ZZ
                           5.6250            1650.39           1
                           10.8750           1650.39           90
SHORELINE        WA 98155  10.6250           08/12/04
0421675901                 0.0000            10/01/04          10
0421675901                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9498033                    5.3750            252450.0000       100.0000
                           5.3750            252,450.00        ZZ
                           5.1250            1130.77           1
                           10.3750           1130.77           79
FRISCO           CO 80443  10.1250           08/11/04
0438278624                 0.0000            10/01/04          00
12904                      0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
825/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           O                 0.0000

9498486                    5.1250            287200.0000       100.0000
                           5.1250            287,200.00        ZZ
                           4.8750            1226.58           1
                           10.1250           1226.58           80
SILVER SPRING    MD 20901  9.8750            08/30/04
0438332157                 0.0000            10/01/04          00
30404210                   0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
696/G02                    3.0000            10/01/09          10/01/09
25                         3.2500            0.0000            0.0000
A                          10.1250           6                 6
360                        E                 1.0000            1.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9499191                    6.2500            128000.0000       100.0000
                           6.2500            128,000.00        ZZ
                           6.0000            788.12            1
                           12.2500           788.12            41
RIVERSIDE        CA 92509  12.0000           08/17/04
0438297244                 3.2500            10/01/04          00
02407135                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/11          09/01/11
M07/G02                    3.0000            10/01/11          10/01/11
45                         3.2500            0.0000            0.0000
A                          12.2500           12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9499313                    6.0000            253000.0000       100.0000
                           6.0000            253,000.00        ZZ
                           5.7500            1516.87           1
                           11.0000           1516.86           73
OAKLEY           CA 94561  10.7500           08/02/04
0438283392                 0.0000            10/01/04          00
951001522                  0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
808/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9499929                    5.7500            256000.0000       100.0000
                           5.7500            256,000.00        ZZ
                           5.5000            1226.67           1
                           11.7500           1226.67           80
BRENTWOOD        TN 37027  11.5000           08/19/04
0421566753                 0.0000            10/01/04          00
0421566753                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9500673                    5.6250            263200.0000       100.0000
                           5.6250            263,200.00        T
                           5.3750            1515.13           1
                           10.6250           1515.13           80
ALBUQUERQUE      NM 87113  10.3750           08/17/04
0438281644                 3.2500            10/01/04          00
0903190000                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
S43/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.3750                     1                 0
0.0000                     03                00
                           O                 0.0000

9501999                    6.0000            105550.0000       100.0000
                           6.0000            105,444.92        ZZ
                           5.7500            632.83            1
                           13.0000           632.83            80
CLEARWATER       FL 33764  12.7500           07/22/04
0438298812                 3.2500            09/01/04          00
1172004                    3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
J40/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.5000            1.5000
7.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     05                00
                           O                 0.0000

9502049                    6.0000            155000.0000       100.0000
                           6.0000            154,845.70        ZZ
                           5.7500            929.30            1
                           12.0000           929.30            80
OCOEE            FL 34761  11.7500           07/06/04
0438299042                 3.2500            09/01/04          00
1170394                    3.0000            08/01/34          0.0000
0                          3.2500            08/01/07          08/01/07
J40/G02                    3.0000            09/01/07          09/01/07
25                         3.2500            0.0000            0.0000
A                          9.0000            6                 6
360                        E                 1.0000            1.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.7500                     1                 0
0.0000                     03                00
                           O                 0.0000

9503479                    5.6250            273500.0000       100.0000
                           5.6250            273,500.00        ZZ
                           5.3750            1574.42           1
                           11.6250           1574.42           79
MIAMI            FL 33196  11.3750           08/20/04
0421403544                 0.0000            10/01/04          00
0421403544                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9503583                    6.2500            146000.0000       100.0000
                           6.2500            146,000.00        ZZ
                           6.0000            898.95            1
                           11.2500           898.95            91
SHELBY TWP.      MI 48317  11.0000           08/20/04
0421602954                 0.0000            10/01/04          01
0421602954                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9503607                    5.6250            260000.0000       100.0000
                           5.6250            260,000.00        ZZ
                           5.3750            1496.71           1
                           11.6250           1496.71           80
COARSEGOLD       CA 93614  11.3750           08/20/04
0421281882                 0.0000            10/01/04          00
0421281882                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           N                 0.0000

9503611                    5.7500            135000.0000       100.0000
                           5.7500            134,859.06        ZZ
                           5.5000            787.82            2
                           10.7500           787.82            78
MIDDLE TWP       NJ 08210  10.5000           08/03/04
0421296211                 0.0000            09/01/04          00
0421296211                 0.0000            08/01/34          0.0000
0                          3.2500            08/01/09          08/01/09
E22/G02                    3.0000            09/01/09          09/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9503615                    5.7500            383000.0000       100.0000
                           5.7500            383,000.00        ZZ
                           5.5000            2235.08           2
                           10.7500           2235.08           73
MELROSE          MA 02176  10.5000           08/20/04
0421310327                 0.0000            10/01/04          00
0421310327                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9505935                    6.1250            230600.0000       100.0000
                           6.1250            230,600.00        ZZ
                           5.8750            1401.15           1
                           11.1250           1401.15           57
WHITTIER         CA 90604  10.8750           08/18/04
0421528027                 0.0000            10/01/04          00
0421528027                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9506023                    5.7500            135000.0000       100.0000
                           5.7500            135,000.00        ZZ
                           5.5000            787.82            1
                           10.7500           787.82            75
LAHAINA          HI 96761  10.5000           08/11/04
0421632621                 0.0000            10/01/04          00
0421632621                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     08                00
                           O                 0.0000

9506025                    5.5000            272000.0000       100.0000
                           5.5000            272,000.00        ZZ
                           5.2500            1246.67           1
                           11.5000           1246.67           85
PLACERVILLE      CA 95667  11.2500           08/13/04
0421633033                 0.0000            10/01/04          01
0421633033                 0.0000            09/01/34          12.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9506041                    5.5000            204000.0000       100.0000
                           5.5000            204,000.00        ZZ
                           5.2500            1158.29           1
                           10.5000           1158.29           80
LAKEWOOD         CO 80228  10.2500           08/26/04
0421658881                 0.0000            10/01/04          00
0421658881                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506061                    6.1250            177650.0000       100.0000
                           6.1250            177,650.00        ZZ
                           5.8750            1079.42           1
                           11.1250           1079.42           95
DENVER           CO 80224  10.8750           08/26/04
0421681719                 0.0000            10/01/04          10
0421681719                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506127                    5.7500            223800.0000       100.0000
                           5.7500            223,800.00        ZZ
                           5.5000            1306.04           1
                           10.7500           1306.04           73
BELLEVUE         WA 98008  10.5000           08/24/04
0421733643                 0.0000            10/01/04          00
0421733643                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9506143                    5.6250            158400.0000       100.0000
                           5.6250            158,400.00        ZZ
                           5.3750            742.50            1
                           10.6250           742.50            76
LADY LAKE        FL 32159  10.3750           08/18/04
0421752916                 0.0000            10/01/04          00
0421752916                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9506359                    5.8750            148800.0000       100.0000
                           5.8750            148,648.29        ZZ
                           5.6250            880.21            1
                           10.8750           880.21            80
BEND             OR 97702  10.6250           07/27/04
0438286270                 0.0000            09/01/04          00
240787                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9506391                    6.0000            177100.0000       100.0000
                           6.0000            177,100.00        ZZ
                           5.7500            1061.80           1
                           12.0000           1061.80           70
SHERWOOD         OR 97140  11.7500           08/03/04
0438286130                 0.0000            10/01/04          00
242705                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9506411                    5.8750            148800.0000       100.0000
                           5.8750            148,800.00        ZZ
                           5.6250            728.50            1
                           11.8750           728.50            80
EVERETT          WA 98203  11.6250           08/13/04
0438293730                 0.0000            10/01/04          00
242563                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9506423                    6.1250            106200.0000       100.0000
                           6.1250            106,200.00        ZZ
                           5.8750            542.06            1
                           12.1250           542.06            80
GOODYEAR         AZ 85338  11.8750           08/04/04
0438288557                 0.0000            10/01/04          00
235949                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9506425                    5.3750            246400.0000       100.0000
                           5.3750            246,123.90        ZZ
                           5.1250            1379.77           1
                           11.3750           1379.77           80
SUNNYVALE        CA 94086  11.1250           07/28/04
0438293029                 0.0000            09/01/04          00
240791                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9506439                    5.5000            180900.0000       100.0000
                           5.5000            180,900.00        ZZ
                           5.2500            829.12            1
                           11.5000           829.12            90
CLOVIS           CA 93611  11.2500           07/29/04
0438294225                 0.0000            09/01/04          11
240270                     0.0000            08/01/34          25.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.5000            0.0000            0.0000
A                          7.5000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507293                    6.0000            280000.0000       100.0000
                           6.0000            280,000.00        ZZ
                           5.7500            1400.00           1
                           12.0000           1400.00           80
OCEANSIDE        CA 92054  11.7500           08/10/04
0438300105                 0.0000            10/01/04          00
1118978                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
T44/G02                    2.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9507295                    5.2500            219000.0000       100.0000
                           5.2500            219,000.00        ZZ
                           5.0000            1209.33           1
                           10.2500           1209.33           77
MOLINE           IL 61265  10.0000           08/26/04
0438287831                 3.2500            10/01/04          00
TQSHANNON                  3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
U85/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507589                    5.8750            235000.0000       100.0000
                           5.8750            235,000.00        ZZ
                           5.6250            1150.52           1
                           10.8750           1150.52           72
SAN DIEGO        CA 92102  10.6250           08/02/04
0438288847                 0.0000            10/01/04          00
243016                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507605                    6.5000            84000.0000        100.0000
                           6.5000            84,000.00         T
                           6.2500            455.00            1
                           11.5000           455.00            80
BAKERSFIELD      CA 93306  11.2500           08/05/04
0438290108                 0.0000            10/01/04          00
240853                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           O                 0.0000

9507607                    5.7500            244800.0000       100.0000
                           5.7500            244,800.00        ZZ
                           5.5000            1173.00           1
                           10.7500           1173.00           80
RIVERBANK        CA 95367  10.5000           07/30/04
0438289704                 0.0000            09/01/04          00
242048                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507615                    5.8750            182000.0000       100.0000
                           5.8750            182,000.00        ZZ
                           5.6250            891.04            1
                           10.8750           891.04            57
SUISUN CITY      CA 94580  10.6250           07/29/04
0438289506                 0.0000            09/01/04          00
241566                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507617                    6.0000            115000.0000       100.0000
                           6.0000            115,000.00        ZZ
                           5.7500            575.00            1
                           11.0000           575.00            78
CHANDLER         AZ 85225  10.7500           08/10/04
0438292930                 0.0000            10/01/04          00
244059                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9507621                    5.5000            125148.0000       100.0000
                           5.5000            125,148.00        ZZ
                           5.2500            710.58            1
                           10.5000           710.58            80
PROVO            UT 84606  10.2500           08/04/04
0438288631                 0.0000            10/01/04          00
243183                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9507635                    5.8750            146400.0000       100.0000
                           5.8750            146,400.00        ZZ
                           5.6250            716.75            1
                           10.8750           716.75            80
CHANDLER         AZ 85225  10.6250           08/03/04
0438289043                 0.0000            10/01/04          00
243460                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9507641                    5.3750            105000.0000       100.0000
                           5.3750            104,882.34        ZZ
                           5.1250            587.97            1
                           10.3750           587.97            75
BREMERTON        WA 98312  10.1250           07/21/04
0438289928                 0.0000            09/01/04          00
238696                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9507645                    5.8750            120000.0000       100.0000
                           5.8750            120,000.00        ZZ
                           5.6250            587.50            1
                           10.8750           587.50            80
EAGLE MOUNTAIN   UT 84043  10.6250           08/06/04
0438289175                 0.0000            10/01/04          00
242299                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9507647                    6.2500            311200.0000       100.0000
                           6.2500            311,200.00        T
                           6.0000            1620.83           1
                           11.2500           1620.83           80
LAS VEGAS        NV 89148  11.0000           07/28/04
0438293086                 0.0000            09/01/04          00
239370                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507671                    6.1250            259821.0000       100.0000
                           6.1250            259,821.00        ZZ
                           5.8750            1326.17           1
                           11.1250           1326.17           80
PATTERSON        CA 95363  10.8750           08/09/04
0438289654                 0.0000            10/01/04          00
242200                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507721                    5.7500            216000.0000       100.0000
                           5.7500            216,000.00        ZZ
                           5.5000            1035.00           1
                           10.7500           1035.00           80
SACRAMENTO       CA 95826  10.5000           08/04/04
0438292823                 0.0000            10/01/04          00
243282                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507725                    6.1250            232000.0000       100.0000
                           6.1250            232,000.00        ZZ
                           5.8750            1184.17           1
                           11.1250           1184.17           80
LAS VEGAS        NV 89139  10.8750           07/28/04
0438288615                 0.0000            09/01/04          00
242202                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507731                    5.8750            132000.0000       100.0000
                           5.8750            132,000.00        ZZ
                           5.6250            646.25            1
                           10.8750           646.25            80
PORTLAND         OR 97211  10.6250           08/04/04
0438289589                 0.0000            10/01/04          00
242258                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507733                    5.8750            234360.0000       100.0000
                           5.8750            234,360.00        ZZ
                           5.6250            1147.39           1
                           10.8750           1147.39           80
CERES            CA 95307  10.6250           07/23/04
0438290272                 0.0000            09/01/04          00
239267                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507735                    6.0000            159900.0000       100.0000
                           6.0000            159,900.00        ZZ
                           5.7500            799.50            1
                           11.0000           799.50            80
FARR WEST        UT 84404  10.7500           07/29/04
0438293839                 0.0000            09/01/04          00
243323                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507737                    5.8750            216000.0000       100.0000
                           5.8750            216,000.00        ZZ
                           5.6250            1057.50           1
                           10.8750           1057.50           80
NORTH HILLS      CA 91343  10.6250           07/27/04
0438289621                 0.0000            09/01/04          00
242392                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     07                00
                           O                 0.0000

9507739                    5.3750            220000.0000       100.0000
                           5.3750            220,000.00        ZZ
                           5.1250            985.42            1
                           10.3750           985.42            80
OAKDALE          CA 95361  10.1250           08/05/04
0438289829                 0.0000            10/01/04          00
244503                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507753                    5.8750            180000.0000       100.0000
                           5.8750            180,000.00        ZZ
                           5.6250            881.25            1
                           10.8750           881.25            80
MODESTO          CA 95351  10.6250           07/29/04
0438292401                 0.0000            09/01/04          00
237179                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507763                    6.0000            188000.0000       100.0000
                           6.0000            188,000.00        ZZ
                           5.7500            940.00            1
                           11.0000           940.00            80
LAS VEGAS        NV 89131  10.7500           07/27/04
0438292419                 0.0000            09/01/04          00
236893                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507769                    5.5000            150500.0000       100.0000
                           5.5000            150,500.00        ZZ
                           5.2500            689.79            1
                           10.5000           689.79            34
LOMPOC           CA 93436  10.2500           07/27/04
0438288961                 0.0000            09/01/04          00
239693                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9507771                    5.2500            228000.0000       100.0000
                           5.2500            228,000.00        ZZ
                           5.0000            1259.02           1
                           10.2500           1259.02           80
SACRAMENTO       CA 95820  10.0000           08/17/04
0438300055                 0.0000            10/01/04          00
1121013                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
T44/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507775                    6.1250            83960.0000        100.0000
                           6.1250            83,960.00         ZZ
                           5.8750            510.15            1
                           11.1250           510.15            80
BAKERSFIELD      CA 93308  10.8750           08/05/04
0438295354                 0.0000            10/01/04          00
244052                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9507779                    5.8750            220000.0000       100.0000
                           5.8750            220,000.00        ZZ
                           5.6250            1077.08           1
                           10.8750           1077.08           69
WOODLAND         CA 95695  10.6250           07/31/04
0438287237                 0.0000            09/01/04          00
240496                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507783                    5.8750            172000.0000       100.0000
                           5.8750            172,000.00        ZZ
                           5.6250            1017.45           1
                           10.8750           1017.45           80
STOCKTON         CA 95207  10.6250           08/04/04
0438290686                 0.0000            10/01/04          00
243086                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9507785                    6.1250            192000.0000       100.0000
                           6.1250            192,000.00        ZZ
                           5.8750            980.00            1
                           11.1250           980.00            80
SACRAMENTO       CA 95820  10.8750           08/02/04
0438288664                 0.0000            10/01/04          00
243249                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507795                    5.2500            167183.0000       100.0000
                           5.2500            167,183.00        ZZ
                           5.0000            731.43            1
                           10.2500           731.43            80
BAKERSFIELD      CA 93308  10.0000           08/03/04
0438289514                 0.0000            10/01/04          00
240837                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507807                    6.3750            210000.0000       100.0000
                           6.3750            209,999.98        ZZ
                           6.1250            1115.63           1
                           11.3750           1115.63           80
LATHROP          CA 95330  11.1250           07/28/04
0438293573                 0.0000            09/01/04          00
541427                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9507809                    6.5000            187500.0000       100.0000
                           6.5000            187,500.00        ZZ
                           6.2500            1015.63           1
                           11.5000           1015.63           70
LAS VEGAS        NV 89148  11.2500           08/03/04
0438290538                 0.0000            10/01/04          00
0000240957                 0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           N                 0.0000

9507817                    5.2500            264000.0000       100.0000
                           5.2500            264,000.00        ZZ
                           5.0000            1155.00           1
                           10.2500           1155.00           80
PINE GROVE       CA 95665  10.0000           08/02/04
0438290546                 0.0000            10/01/04          00
0000240838                 0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507831                    5.8750            252000.0000       100.0000
                           5.8750            252,000.00        ZZ
                           5.6250            1233.75           1
                           11.8750           1233.75           80
LATHROP          CA 95330  11.6250           07/28/04
0438292286                 0.0000            09/01/04          00
241425                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507871                    5.7500            247200.0000       100.0000
                           5.7500            247,200.00        ZZ
                           5.5000            1184.50           1
                           11.7500           1184.50           80
MERCED           CA 95348  11.5000           08/03/04
0438289977                 0.0000            10/01/04          00
242335                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.7500            0.0000            0.0000
A                          7.7500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507919                    5.6250            244000.0000       100.0000
                           5.6250            244,000.00        ZZ
                           5.3750            1143.75           1
                           10.6250           1143.75           80
STOCKTON         CA 95219  10.3750           06/26/04
0438289522                 0.0000            09/01/04          00
237469                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507921                    6.1250            162400.0000       100.0000
                           6.1250            162,400.00        ZZ
                           5.8750            828.92            1
                           11.1250           828.92            80
SEATTLE          WA 98178  10.8750           08/11/04
0438288797                 0.0000            10/01/04          00
243560                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507927                    6.1250            128700.0000       100.0000
                           6.1250            128,700.00        ZZ
                           5.8750            782.00            1
                           11.1250           782.00            77
COLD SPRINGS     NV 89506  10.8750           08/03/04
0438288755                 0.0000            10/01/04          00
240288                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9507935                    5.3750            268800.0000       100.0000
                           5.3750            268,800.00        ZZ
                           5.1250            1204.00           1
                           11.3750           1204.00           80
WOODLAND         CA 95776  11.1250           07/30/04
0438289886                 0.0000            09/01/04          00
242646                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507939                    6.0000            157600.0000       100.0000
                           6.0000            157,600.00        ZZ
                           5.7500            788.00            1
                           11.0000           788.00            80
FRESNO           CA 93711  10.7500           07/30/04
0438289613                 0.0000            10/01/04          00
241280                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9507951                    5.8750            161500.0000       100.0000
                           5.8750            161,335.35        ZZ
                           5.6250            955.33            1
                           10.8750           955.33            95
VANCOUVER        WA 98682  10.6250           07/30/04
0438300121                 0.0000            09/01/04          11
1119669                    0.0000            08/01/34          30.0000
0                          2.2500            08/01/09          08/01/09
T44/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507955                    6.3750            116000.0000       100.0000
                           6.3750            116,000.00        ZZ
                           6.1250            723.69            1
                           11.3750           723.69            80
SCOTTSDALE       AZ 85250  11.1250           08/05/04
0438285876                 0.0000            10/01/04          00
243405                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9507957                    5.6250            78000.0000        100.0000
                           5.6250            78,000.00         ZZ
                           5.3750            449.01            1
                           11.6250           449.01            80
PORTLAND         OR 97206  11.3750           08/10/04
0438289464                 0.0000            10/01/04          00
243718                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507967                    5.6250            228800.0000       100.0000
                           5.6250            228,800.00        ZZ
                           5.3750            1072.50           1
                           11.6250           1072.50           80
SACRAMENTO       CA 95833  11.3750           08/02/04
0438294514                 0.0000            10/01/04          00
238050                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/07          09/01/07
H58/G02                    2.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507975                    5.7500            220000.0000       100.0000
                           5.7500            220,000.00        ZZ
                           5.5000            1283.66           1
                           10.7500           1283.66           80
LITTLE ROCK      CA 93543  10.5000           08/12/04
0438289787                 0.0000            10/01/04          00
245229                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507979                    5.8750            191900.0000       100.0000
                           5.8750            191,900.00        ZZ
                           5.6250            939.51            1
                           10.8750           939.51            80
SCOTTSDALE       AZ 85250  10.6250           08/04/04
0438287187                 0.0000            10/01/04          00
244040                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507981                    6.3750            99000.0000        100.0000
                           6.3750            98,908.31         ZZ
                           6.1250            617.63            1
                           11.3750           617.63            80
PORTLAND         OR 97266  11.1250           07/28/04
0438291866                 0.0000            09/01/04          00
241536                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9507985                    6.1250            164400.0000       100.0000
                           6.1250            164,400.00        T
                           5.8750            839.13            1
                           11.1250           839.13            79
MESA             AZ 85207  10.8750           08/05/04
0438290710                 0.0000            10/01/04          00
238040                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9508003                    6.2500            272000.0000       100.0000
                           6.2500            272,000.00        ZZ
                           6.0000            1416.67           1
                           11.2500           1416.67           79
SUISUN CITY      CA 94585  11.0000           07/22/04
0438286866                 0.0000            09/01/04          00
239531                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9508011                    6.0000            277200.0000       100.0000
                           6.0000            277,200.00        ZZ
                           5.7500            1386.00           1
                           11.0000           1386.00           80
YUBA CITY        CA 95993  10.7500           07/30/04
0438286312                 0.0000            09/01/04          00
241868                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508025                    5.8750            172000.0000       100.0000
                           5.8750            172,000.00        ZZ
                           5.6250            842.08            1
                           10.8750           842.08            80
SEATTLE          WA 98106  10.6250           07/20/04
0438286205                 0.0000            09/01/04          00
239663                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508027                    5.3750            333700.0000       100.0000
                           5.3750            333,700.00        ZZ
                           5.1250            1494.70           1
                           11.3750           1494.70           77
DISCOVERY BAY    CA 94514  11.1250           07/27/04
0438291833                 0.0000            09/01/04          00
242231                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/07          08/01/07
H58/G02                    2.0000            09/01/07          09/01/07
45                         3.3750            0.0000            0.0000
A                          7.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508035                    5.5000            202000.0000       100.0000
                           5.5000            202,000.00        ZZ
                           5.2500            925.83            1
                           10.5000           925.83            80
PHOENIX          AZ 85050  10.2500           08/05/04
0438287906                 0.0000            10/01/04          00
239455                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9508037                    5.8750            144000.0000       100.0000
                           5.8750            144,000.00        ZZ
                           5.6250            705.00            1
                           10.8750           705.00            80
GILBERT          AZ 85233  10.6250           08/06/04
0438293185                 0.0000            10/01/04          00
239762                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9508041                    5.5000            162350.0000       100.0000
                           5.5000            162,350.00        ZZ
                           5.2500            744.10            1
                           10.5000           744.10            80
VANCOUVER        WA 98682  10.2500           08/03/04
0438290611                 0.0000            10/01/04          00
242346                     0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
H58/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9508049                    6.0000            148000.0000       100.0000
                           6.0000            148,000.00        ZZ
                           5.7500            740.00            1
                           11.0000           740.00            80
WARREN           OR 97053  10.7500           07/26/04
0438292518                 0.0000            09/01/04          00
242312                     0.0000            08/01/34          0.0000
0                          2.2500            08/01/09          08/01/09
H58/G02                    2.0000            09/01/09          09/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9508685                    4.8750            250000.0000       100.0000
                           4.8750            250,000.00        ZZ
                           4.6250            1015.63           1
                           10.8750           1015.63           55
LAWNDALE         CA 90260  10.6250           08/19/04
0421755778                 0.0000            10/01/04          00
0421755778                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          6.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9508925                    5.7500            126000.0000       100.0000
                           5.7500            126,000.00        ZZ
                           5.5000            735.30            1
                           10.7500           735.30            80
MIDLAND          MI 48640  10.5000           08/27/04
0421830191                 0.0000            10/01/04          00
0421830191                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9508929                    6.3750            159250.0000       100.0000
                           6.3750            159,250.00        ZZ
                           6.1250            993.51            4
                           11.3750           993.51            65
MESA             AZ 85203  11.1250           08/20/04
0421832312                 0.0000            10/01/04          00
0421832312                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9509007                    5.5000            160000.0000       100.0000
                           5.5000            160,000.00        ZZ
                           5.2500            908.46            1
                           10.5000           908.46            80
PORTLAND         OR 97219  10.2500           08/25/04
0421205782                 0.0000            10/01/04          00
0421205782                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9509019                    5.6250            163200.0000       100.0000
                           5.6250            163,200.00        ZZ
                           5.3750            939.47            1
                           10.6250           939.47            80
DUMFRIES         VA 22026  10.3750           08/27/04
0421263559                 0.0000            10/01/04          00
0421263559                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           N                 0.0000

9509033                    5.2500            301000.0000       100.0000
                           5.2500            301,000.00        ZZ
                           5.0000            1662.13           1
                           11.2500           1662.13           43
LAGUNA NIGUEL    CA 92677  11.0000           08/10/04
0421319088                 0.0000            10/01/04          00
0421319088                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9509061                    4.8750            121600.0000       100.0000
                           4.8750            121,600.00        ZZ
                           4.6250            643.52            1
                           10.8750           643.52            80
BRUSH            CO 80723  10.6250           08/23/04
0421395146                 0.0000            10/01/04          00
0421395146                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          6.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9509145                    6.6250            172800.0000       100.0000
                           6.6250            172,800.00        ZZ
                           6.3750            954.00            1
                           11.6250           954.00            90
KENNESAW         GA 30144  11.3750           08/23/04
0421455965                 0.0000            10/01/04          10
0421455965                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9509755                    5.2500            119920.0000       100.0000
                           5.2500            119,920.00        ZZ
                           5.0000            662.20            1
                           11.2500           662.20            80
PORT SAINT LUCI  FL 34986  11.0000           08/27/04
0421469057                 0.0000            10/01/04          00
0421469057                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           N                 0.0000

9510385                    5.5000            198000.0000       100.0000
                           5.5000            198,000.00        ZZ
                           5.2500            907.50            1
                           10.5000           907.50            90
BOYNTON BEACH    FL 33426  10.2500           08/27/04
0421510827                 0.0000            10/01/04          10
0421510827                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     09                00
                           O                 0.0000

9510907                    5.6250            266400.0000       100.0000
                           5.6250            266,400.00        ZZ
                           5.3750            1248.75           1
                           11.6250           1248.75           80
PHOENIX          AZ 85054  11.3750           08/17/04
0421667031                 0.0000            10/01/04          00
0421667031                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     03                00
                           O                 0.0000

9513979                    5.2500            281000.0000       100.0000
                           5.2500            281,000.00        ZZ
                           5.0000            1551.69           1
                           10.2500           1551.69           79
OLYMPIA          WA 98512  10.0000           08/23/04
0421733049                 0.0000            10/01/04          00
0421733049                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514029                    6.0000            226100.0000       100.0000
                           6.0000            226,100.00        ZZ
                           5.7500            1355.58           1
                           12.0000           1355.58           95
CHICAGO          IL 60629  11.7500           08/25/04
0421757428                 0.0000            10/01/04          01
0421757428                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514119                    5.5000            192000.0000       100.0000
                           5.5000            192,000.00        ZZ
                           5.2500            880.00            1
                           10.5000           880.00            80
MILWAUKIE        OR 97267  10.2500           08/25/04
0421790262                 0.0000            10/01/04          00
0421790262                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9514123                    5.3750            153000.0000       100.0000
                           5.3750            153,000.00        ZZ
                           5.1250            856.76            1
                           10.3750           856.76            70
PORTLAND         OR 97215  10.1250           08/20/04
0421792607                 0.0000            10/01/04          00
0421792607                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9514195                    5.8750            220000.0000       100.0000
                           5.8750            220,000.00        ZZ
                           5.6250            1301.38           1
                           11.8750           1301.38           80
JUPITER          FL 33478  11.6250           08/30/04
0420837478                 0.0000            10/01/04          00
0420837478                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9514275                    6.1250            161900.0000       100.0000
                           6.1250            161,900.00        ZZ
                           5.8750            983.72            1
                           11.1250           983.72            90
ATHENS           GA 30601  10.8750           08/26/04
0421448242                 0.0000            10/01/04          01
0421448242                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9514461                    5.5000            240000.0000       100.0000
                           5.5000            240,000.00        ZZ
                           5.2500            1362.69           1
                           10.5000           1362.69           80
STONE M0UNTAIN   GA 30087  10.2500           08/24/04
0421770587                 0.0000            10/01/04          00
0421770587                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         0.0000            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9514903                    5.7500            297000.0000       100.0000
                           5.7500            297,000.00        ZZ
                           5.5000            1423.13           1
                           10.7500           1423.13           90
CITRUS HEIGHTS   CA 95621  10.5000           08/05/04
0421661240                 0.0000            10/01/04          01
0421661240                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9515151                    5.3750            254400.0000       100.0000
                           5.3750            254,400.00        ZZ
                           5.1250            1424.57           1
                           10.3750           1424.57           80
SAMMAMISH        WA 98074  10.1250           08/23/04
0421737776                 0.0000            10/01/04          00
0421737776                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9519641                    6.0000            160000.0000       100.0000
                           6.0000            160,000.00        ZZ
                           5.7500            800.00            1
                           12.0000           800.00            80
MIRAMAR          FL 33025  11.7500           08/26/04
0421712860                 0.0000            10/01/04          00
0421712860                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         8.0000            0.0000            0.0000
A                          8.0000            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     09                00
                           O                 0.0000

9519825                    5.7500            139000.0000       100.0000
                           5.7500            139,000.00        ZZ
                           5.5000            811.17            2
                           10.7500           811.17            54
FORT LAUDERDALE  FL 33304  10.5000           08/31/04
0421699430                 0.0000            10/01/04          00
0421699430                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9519957                    6.5000            177000.0000       100.0000
                           6.5000            177,000.00        ZZ
                           6.2500            1118.76           1
                           11.5000           1118.76           95
MILTON           KY 40045  11.2500           08/26/04
0421371394                 0.0000            10/01/04          01
0421371394                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9519973                    6.1250            66000.0000        100.0000
                           6.1250            66,000.00         ZZ
                           5.8750            401.02            1
                           12.1250           401.02            58
SEYMOUR          MO 65746  11.8750           08/26/04
0421391459                 0.0000            10/01/04          00
0421391459                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.1250            0.0000            0.0000
A                          8.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9520263                    5.2500            292000.0000       100.0000
                           5.2500            292,000.00        ZZ
                           5.0000            1277.50           1
                           11.2500           1277.50           80
GARDEN GROVE     CA 92845  11.0000           08/25/04
0421727116                 0.0000            10/01/04          00
0421727116                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9520287                    5.2500            172500.0000       100.0000
                           5.2500            172,500.00        ZZ
                           5.0000            754.69            1
                           10.2500           754.69            75
GIG HARBOR       WA 98335  10.0000           08/23/04
0421733981                 0.0000            10/01/04          00
0421733981                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.2500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9520357                    5.5000            216000.0000       100.0000
                           5.5000            216,000.00        ZZ
                           5.2500            1226.42           1
                           10.5000           1226.42           80
CARSON CITY      NV 89705  10.2500           08/20/04
0421583527                 0.0000            10/01/04          00
0421583527                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9520389                    5.8750            221000.0000       100.0000
                           5.8750            221,000.00        ZZ
                           5.6250            1307.30           2
                           10.8750           1307.30           70
MINNEAPOLIS      MN 55408  10.6250           08/31/04
0421820036                 0.0000            10/01/04          00
0421820036                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           N                 0.0000

9520603                    6.2500            132387.0000       100.0000
                           6.2500            132,387.00        ZZ
                           6.0000            815.13            1
                           12.2500           815.13            70
CANTON           MI 48187  12.0000           08/31/04
0421863861                 0.0000            10/01/04          00
0421863861                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     01                00
                           N                 0.0000

9520673                    6.2500            292500.0000       100.0000
                           6.2500            292,500.00        ZZ
                           6.0000            1800.97           1
                           12.2500           1800.97           90
MARSHFIELD       MA 02050  12.0000           08/31/04
0421892324                 0.0000            10/01/04          01
0421892324                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9520737                    5.1250            273600.0000       100.0000
                           5.1250            273,600.00        ZZ
                           4.8750            1489.72           1
                           11.1250           1489.72           80
PLAINFIELD       NJ 07062  10.8750           08/26/04
0421641515                 0.0000            10/01/04          00
0421641515                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.1250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9522591                    6.3750            76950.0000        100.0000
                           6.3750            76,950.00         ZZ
                           6.1250            480.07            3
                           12.3750           480.07            90
MILWAUKEE        WI 53215  12.1250           08/31/04
0438295529                 3.2500            10/01/04          11
TQSWAUK9807                3.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
U85/G02                    3.0000            10/01/07          10/01/07
45                         4.3750            0.0000            0.0000
A                          8.3750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.1250                     1                 0
0.0000                     05                00
                           N                 0.0000

9525997                    5.8750            149962.0000       100.0000
                           5.8750            149,962.00        ZZ
                           5.6250            887.08            1
                           10.8750           887.08            75
WAVERLY          MN 55390  10.6250           08/20/04
0438296782                 3.2500            10/01/04          00
992012                     3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
X94/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.6250                     1                 0
0.0000                     05                00
                           N                 0.0000

9526993                    6.0000            320000.0000       100.0000
                           6.0000            320,000.00        ZZ
                           5.7500            1600.00           1
                           11.0000           1600.00           80
GRASS VALLEY     CA 95949  10.7500           06/16/04
0438300097                 0.0000            08/01/04          00
1114643                    0.0000            07/01/34          0.0000
0                          2.2500            07/01/09          07/01/09
T44/G02                    2.0000            08/01/09          08/01/09
45                         2.2500            0.0000            0.0000
A                          11.0000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9527357                    5.5000            208000.0000       100.0000
                           5.5000            208,000.00        ZZ
                           5.2500            1181.00           1
                           10.5000           1181.00           80
DULUTH           MN 55806  10.2500           08/26/04
0438291973                 0.0000            10/01/04          00
04800646F                  0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
B39/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9527943                    6.2500            76650.0000        100.0000
                           6.2500            76,650.00         ZZ
                           6.0000            471.95            1
                           12.2500           471.95            90
CARL JUNCTION    MO 64834  12.0000           08/27/04
0421790809                 0.0000            10/01/04          01
0421790809                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         4.2500            0.0000            0.0000
A                          8.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9528225                    6.1250            197100.0000       100.0000
                           6.1250            197,100.00        ZZ
                           5.8750            1197.60           2
                           11.1250           1197.60           90
GRESHAM          OR 97080  10.8750           08/25/04
0421598319                 0.0000            10/01/04          04
0421598319                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.1250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9528291                    5.7500            160000.0000       100.0000
                           5.7500            160,000.00        ZZ
                           5.5000            933.72            1
                           10.7500           933.72            68
CITRUS HEIGHTS   CA 95621  10.5000           08/25/04
0421631490                 0.0000            10/01/04          00
0421631490                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     07                00
                           N                 0.0000

9528343                    5.2500            274000.0000       100.0000
                           5.2500            274,000.00        ZZ
                           5.0000            1513.04           1
                           11.2500           1513.04           70
DURANGO          CO 81301  11.0000           08/27/04
0421671652                 0.0000            10/01/04          00
0421671652                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.2500            0.0000            0.0000
A                          7.2500            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9528493                    5.3750            266100.0000       100.0000
                           5.3750            266,100.00        ZZ
                           5.1250            1191.91           1
                           10.3750           1191.91           71
JUPITER          FL 33477  10.1250           09/01/04
0421761974                 0.0000            10/01/04          00
0421761974                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        E12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     03                00
                           O                 0.0000

9531365                    5.3750            99000.0000        100.0000
                           5.3750            99,000.00         ZZ
                           5.1250            443.44            1
                           10.3750           443.44            52
VANCOUVER        WA 98686  10.1250           08/04/04
0438300063                 0.0000            10/01/04          00
1113810                    0.0000            09/01/34          0.0000
0                          2.2500            09/01/09          09/01/09
T44/G02                    2.0000            10/01/09          10/01/09
45                         2.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9534961                    5.6250            152000.0000       100.0000
                           5.6250            152,000.00        ZZ
                           5.3750            875.00            1
                           10.6250           875.00            80
BRISTOL TOWNSHI  PA 19021  10.3750           09/02/04
0421225269                 0.0000            10/01/04          00
0421225269                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9534997                    5.3750            177600.0000       100.0000
                           5.3750            177,600.00        ZZ
                           5.1250            994.51            1
                           10.3750           994.51            80
SAINT PAUL       MN 55107  10.1250           09/02/04
0421371832                 0.0000            10/01/04          00
0421371832                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9535019                    6.3750            238500.0000       100.0000
                           6.3750            238,500.00        ZZ
                           6.1250            1487.93           4
                           11.3750           1487.93           90
FORT LAUDERDALE  FL 33311  11.1250           09/02/04
0421438615                 0.0000            10/01/04          10
0421438615                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           N                 0.0000

9535031                    5.8750            135000.0000       100.0000
                           5.8750            135,000.00        ZZ
                           5.6250            798.58            1
                           10.8750           798.58            67
EAST WENATCHEE   WA 98802  10.6250           08/20/04
0421522400                 0.0000            10/01/04          00
0421522400                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           N                 0.0000

9535131                    5.5000            110500.0000       100.0000
                           5.5000            110,500.00        ZZ
                           5.2500            627.41            1
                           10.5000           627.41            85
CLAWSON          MI 48017  10.2500           09/02/04
0421721580                 0.0000            10/01/04          04
0421721580                 0.0000            09/01/34          12.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9535189                    5.8750            270000.0000       100.0000
                           5.8750            270,000.00        ZZ
                           5.6250            1597.15           1
                           10.8750           1597.15           59
WILSONVILLE      OR 97070  10.6250           08/26/04
0421803263                 0.0000            10/01/04          00
0421803263                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.8750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9535195                    5.8750            237200.0000       100.0000
                           5.8750            237,200.00        ZZ
                           5.6250            1161.29           1
                           11.8750           1161.29           80
PHOENIX          AZ 85050  11.6250           08/25/04
0421806720                 0.0000            10/01/04          00
0421806720                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.8750            0.0000            0.0000
A                          7.8750            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     1                 0
0.0000                     05                00
                           O                 0.0000

9535219                    5.5000            208000.0000       100.0000
                           5.5000            208,000.00        ZZ
                           5.2500            953.33            1
                           10.5000           953.33            73
MORENO VALLEY    CA 92551  10.2500           08/23/04
0421840836                 0.0000            10/01/04          00
0421840836                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9537873                    5.6250            377000.0000       100.0000
                           5.6250            377,000.00        ZZ
                           5.3750            2170.22           2
                           10.6250           2170.22           80
FRAMINGHAM       MA 01701  10.3750           08/26/04
0438334013                 0.0000            10/01/04          00
0905660                    0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
W30/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.6250           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9537893                    6.5000            120000.0000       100.0000
                           6.5000            120,000.00        ZZ
                           6.2500            758.48            2
                           11.5000           758.48            54
MINNEAPOLIS      MN 55411  11.2500           08/13/04
0438305435                 3.2500            10/01/04          00
9548862346                 3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
X81/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          11.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
3.2500                     5                 0
0.0000                     05                00
                           N                 0.0000

9538311                    5.3750            145000.0000       100.0000
                           5.3750            145,000.00        ZZ
                           5.1250            811.96            1
                           10.3750           811.96            78
LARAMIE          WY 82070  10.1250           08/30/04
0421654484                 0.0000            10/01/04          00
0421654484                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9538423                    5.5000            200000.0000       100.0000
                           5.5000            200,000.00        ZZ
                           5.2500            1135.58           1
                           10.5000           1135.58           89
SANDSTON         VA 23150  10.2500           08/30/04
0421726845                 0.0000            10/01/04          10
0421726845                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9540193                    5.7500            284000.0000       100.0000
                           5.7500            284,000.00        ZZ
                           5.5000            1360.83           1
                           10.7500           1360.83           80
BROOKLYN PARK    MN 55443  10.5000           09/01/04
0421732728                 0.0000            10/01/04          00
0421732728                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

9540205                    5.6250            130575.0000       100.0000
                           5.6250            130,575.00        ZZ
                           5.3750            612.07            1
                           11.6250           612.07            95
SWANSBORO        NC 28584  11.3750           08/27/04
0421743188                 0.0000            10/01/04          01
0421743188                 0.0000            09/01/34          30.0000
0                          3.2500            09/01/07          09/01/07
E22/G02                    3.0000            10/01/07          10/01/07
45                         3.6250            0.0000            0.0000
A                          7.6250            12                12
360                        L12               2.0000            2.0000
6.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     05                00
                           O                 0.0000

9540279                    5.5000            121500.0000       100.0000
                           5.5000            121,500.00        ZZ
                           5.2500            689.86            1
                           10.5000           689.86            90
EUGENE           OR 97401  10.2500           08/27/04
0420963902                 0.0000            10/01/04          04
0420963902                 0.0000            09/01/34          25.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.5000           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     2                 0
0.0000                     01                00
                           O                 0.0000

9542581                    5.7500            172000.0000       100.0000
                           5.7500            172,000.00        ZZ
                           5.5000            1003.75           1
                           10.7500           1003.75           80
LANCASTER        CA 93534  10.5000           08/23/04
0438318735                 3.2500            10/01/04          00
13446906                   3.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
F89/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.7500           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
2.5000                     1                 0
0.0000                     05                00
                           N                 0.0000

9556173                    5.3750            116983.0000       100.0000
                           5.3750            116,983.00        ZZ
                           5.1250            655.07            1
                           10.3750           655.07            80
OVIEDO           FL 32765  10.1250           08/24/04
0421591736                 0.0000            10/01/04          00
0421591736                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        E12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     03                00
                           O                 0.0000

9556295                    5.3750            325000.0000       100.0000
                           5.3750            325,000.00        ZZ
                           5.1250            1455.73           1
                           10.3750           1455.73           52
OAK RUN          CA 96069  10.1250           08/26/04
0421780305                 0.0000            10/01/04          00
0421780305                 0.0000            09/01/34          0.0000
0                          3.2500            09/01/09          09/01/09
E22/G02                    3.0000            10/01/09          10/01/09
45                         3.2500            0.0000            0.0000
A                          10.3750           12                12
360                        L12               2.0000            2.0000
5.0000                     S                 N                 0.1250
0.0000                     S                 N                 0.1250
0.0000                     5                 0
0.0000                     05                00
                           O                 0.0000

Total Number of Loans:     543

Total Original Balance:    106,956,198.00

Total Principal Balance:   106,805,178.59

Total Original P+I:        563,266.38

Total Current P+I:         563,266.37

Arm Rate Passthru
Loan Number                   Sub Serv Fee                  RFC Net Ceiling
Principal Bal                 Mstr Serv Fee                 Max Net Mort Rate
Curr Note Rate                Alloc Exp                     Max Post Strip Rate
RFC Net Rate                  Misc Exp                      Int Rate Margin
Investor Rate                 Spread                        PostStrip Margin
Post Strip Rate               Strip
9019041                       0.2500                        9.2500
195900.00                     0.0500                        9.2000
4.5000                        0.0000                        9.2000
4.2500                        0.0000                        1.9500
4.2000                        0.0000                        1.9500
4.2000                        0.0000

9021291                       0.2500                        11.2500
149241.45                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9033039                       0.2500                        11.7500
214925.17                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9035441                       0.2500                        10.7500
305100.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9077479                       0.2500                        11.8750
113167.35                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9098933                       0.2500                        10.1250
242711.59                     0.0500                        10.0750
4.3750                        0.0000                        10.0750
4.1250                        0.0000                        1.9500
4.0750                        0.0000                        1.9500
4.0750                        0.0000

9104911                       0.2500                        10.8750
91119.87                      0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        3.2000
4.8250                        0.0000                        3.2000
4.8250                        0.0000

9105745                       0.2500                        11.6250
173462.10                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        3.2000
5.5750                        0.0000                        3.2000
5.5750                        0.0000

9127606                       0.2500                        11.5000
151036.33                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9132817                       0.2500                        11.0000
115779.30                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9144125                       0.2500                        11.7500
252000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144131                       0.2500                        11.7500
255988.02                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144159                       0.2500                        9.6250
227944.52                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9144177                       0.2500                        11.7500
333700.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144185                       0.2500                        9.8750
227625.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9144197                       0.2500                        10.6250
119754.70                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9144205                       0.2500                        10.2500
140491.06                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9144221                       0.2500                        9.7500
255770.80                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9144229                       0.2500                        10.6250
199591.18                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9144237                       0.2500                        11.2500
313430.73                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9144253                       0.2500                        11.7500
102694.61                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144255                       0.2500                        10.5000
163483.85                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9144269                       0.2500                        10.7500
213300.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144285                       0.2500                        11.7500
83300.00                      0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144297                       0.2500                        10.6250
272000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9144307                       0.2500                        11.7500
300800.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144311                       0.2500                        10.5000
143404.70                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9144317                       0.2500                        10.1250
176053.50                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9144319                       0.2500                        11.7500
257954.24                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144323                       0.2500                        11.2500
240999.95                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9144327                       0.2500                        11.7500
144863.77                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144343                       0.2500                        11.7500
165000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144345                       0.2500                        11.7500
157500.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9144355                       0.2500                        11.7500
321257.48                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9149019                       0.2500                        11.5000
173520.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149027                       0.2500                        12.3750
52200.00                      0.0500                        12.3250
6.6250                        0.0000                        12.3250
6.3750                        0.0000                        2.4500
6.3250                        0.0000                        2.4500
6.3250                        0.0000

9149031                       0.2500                        11.7500
249973.88                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9149035                       0.2500                        12.3750
125600.00                     0.0500                        12.3250
6.6250                        0.0000                        12.3250
6.3750                        0.0000                        2.4500
6.3250                        0.0000                        2.4500
6.3250                        0.0000

9149039                       0.2500                        11.6250
79038.10                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149041                       0.2500                        12.0000
128000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9149049                       0.2500                        12.2500
291969.72                     0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9149055                       0.2500                        11.5000
243200.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149065                       0.2500                        12.1250
395894.81                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9149081                       0.2500                        11.6250
116011.21                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149125                       0.2500                        11.6250
288000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149133                       0.2500                        11.5000
127587.38                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149139                       0.2500                        11.6250
228032.92                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149141                       0.2500                        11.5000
172600.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9149153                       0.2500                        11.6250
180000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9149155                       0.2500                        11.7500
294100.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9150809                       0.2500                        11.6250
232800.00                     0.0500                        11.5750
6.8750                        0.0000                        11.5750
6.6250                        0.0000                        2.9500
6.5750                        0.0000                        2.9500
6.5750                        0.0000

9156593                       0.2500                        12.0000
96416.22                      0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9157009                       0.2500                        11.2500
148530.23                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9160615                       0.2500                        11.5000
266740.51                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9162165                       0.2500                        11.2500
130762.50                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9163809                       0.2500                        12.2500
99818.71                      0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9164449                       0.2500                        11.6250
53490.45                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9167967                       0.2500                        10.3750
219528.52                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9168077                       0.2500                        10.2500
120033.30                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9168183                       0.2500                        9.5000
108945.66                     0.0500                        9.4500
4.7500                        0.0000                        9.4500
4.5000                        0.0000                        1.9500
4.4500                        0.0000                        1.9500
4.4500                        0.0000

9168567                       0.2500                        12.2500
299728.80                     0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9169691                       0.2500                        12.2500
251965.00                     0.0500                        12.2000
6.5000                        0.0000                        12.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9170123                       0.2500                        10.3750
313359.06                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9170565                       0.2500                        12.5000
179845.02                     0.0500                        12.4500
6.7500                        0.0000                        12.4500
6.5000                        0.0000                        2.9500
6.4500                        0.0000                        2.9500
6.4500                        0.0000

9183743                       0.2500                        11.2500
236000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9184255                       0.2500                        9.2500
211140.34                     0.0500                        9.2000
4.5000                        0.0000                        9.2000
4.2500                        0.0000                        1.9500
4.2000                        0.0000                        1.9500
4.2000                        0.0000

9188494                       0.2500                        11.6250
182826.38                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9195403                       0.2500                        12.0000
218292.68                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9195453                       0.2500                        12.0000
228000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9198945                       0.2500                        10.2500
132495.24                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9199253                       0.2500                        12.1250
217298.55                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9200363                       0.2500                        12.1250
105239.16                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9201671                       0.2500                        11.0000
145500.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9205697                       0.2500                        11.2500
149364.85                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9216427                       0.2500                        11.6250
239655.41                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9216775                       0.2500                        10.1250
234472.16                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9219021                       0.2500                        11.2500
119092.24                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9219053                       0.2500                        11.6250
239013.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9221299                       0.2500                        11.2500
102973.56                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9222972                       0.2500                        11.1250
165459.33                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9223089                       0.2500                        11.3750
228000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9223201                       0.2500                        10.6250
171648.40                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9223275                       0.2500                        11.2500
280000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9223325                       0.2500                        11.5000
165000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9225139                       0.2500                        12.6250
119797.80                     0.0500                        12.5750
6.8750                        0.0000                        12.5750
6.6250                        0.0000                        2.5750
6.5750                        0.0000                        2.5750
6.5750                        0.0000

9225211                       0.2500                        11.2500
114148.99                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.5750
5.2000                        0.0000                        2.5750
5.2000                        0.0000

9225281                       0.2500                        12.0000
169676.56                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.5750
5.9500                        0.0000                        2.5750
5.9500                        0.0000

9225311                       0.2500                        11.8750
239532.27                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.5750
5.8250                        0.0000                        2.5750
5.8250                        0.0000

9225393                       0.2500                        12.1250
83827.60                      0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.5750
6.0750                        0.0000                        2.5750
6.0750                        0.0000

9227259                       0.2500                        10.6250
123873.57                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9228293                       0.2500                        11.8750
268000.00                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9228611                       0.2500                        9.7500
227751.04                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9228655                       0.2500                        10.1250
240800.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9228659                       0.2500                        10.6250
240000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9228809                       0.2500                        10.2500
328000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9228899                       0.2500                        10.0000
100000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9228903                       0.2500                        10.6250
110400.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9228931                       0.2500                        9.8750
328000.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9233555                       0.2500                        10.2500
332635.51                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9233729                       0.2500                        10.2500
332635.51                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9240003                       0.2500                        11.3750
96215.04                      0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9240569                       0.2500                        11.5000
200712.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9242995                       0.2500                        10.7500
255745.15                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9243385                       0.2500                        11.6250
136800.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9243713                       0.2500                        11.3750
102125.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9244163                       0.2500                        11.7500
292800.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9247373                       0.2500                        11.3750
301000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247387                       0.2500                        10.6250
213781.82                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247413                       0.2500                        10.2500
329988.40                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9247429                       0.2500                        10.6250
163415.52                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247447                       0.2500                        10.5000
197530.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247489                       0.2500                        9.8750
292000.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9247515                       0.2500                        10.6250
253600.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9247521                       0.2500                        10.5000
181900.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247615                       0.2500                        10.0000
312000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9247649                       0.2500                        10.3750
246999.99                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247655                       0.2500                        10.5000
231000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247669                       0.2500                        10.3750
113749.99                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9247721                       0.2500                        9.8750
302100.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9247735                       0.2500                        10.5000
309600.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9247737                       0.2500                        10.5000
319331.79                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9248041                       0.2500                        10.0000
294338.44                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9248341                       0.2500                        11.5000
399000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9248441                       0.2500                        10.6250
268800.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9248723                       0.2500                        10.3750
215769.08                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9249041                       0.2500                        10.8750
200000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9249921                       0.2500                        10.6250
255439.30                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9249935                       0.2500                        12.1250
130950.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9249947                       0.2500                        10.5000
112682.23                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9250045                       0.2500                        10.7500
121918.51                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9250265                       0.2500                        11.2500
42711.35                      0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9252123                       0.2500                        10.3750
171016.98                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9252131                       0.2500                        11.2500
239972.32                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9252141                       0.2500                        10.7500
136853.63                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9252247                       0.2500                        10.3750
132158.57                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9252973                       0.2500                        10.2500
234742.78                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9253143                       0.2500                        10.6250
137060.12                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9253161                       0.2500                        12.0000
145861.47                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9253569                       0.2500                        10.6250
290000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435007                       0.2500                        10.0000
225000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9435837                       0.2500                        11.8750
318889.75                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9435903                       0.2500                        10.6250
215000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435915                       0.2500                        11.6250
125000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9435921                       0.2500                        10.8750
92250.00                      0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9436079                       0.2500                        10.2500
135851.14                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9436211                       0.2500                        10.5000
126268.03                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9437119                       0.2500                        10.2500
211455.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9438085                       0.2500                        10.3750
215000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9438103                       0.2500                        10.3750
163200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9438133                       0.2500                        10.2500
333700.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9438173                       0.2500                        11.2500
280000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9438313                       0.2500                        11.2500
123864.27                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9438331                       0.2500                        11.2500
228593.16                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9440363                       0.2500                        10.6250
142600.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9443189                       0.2500                        10.2500
115873.03                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9443193                       0.2500                        11.2500
99890.54                      0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9443343                       0.2500                        10.5000
161027.70                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9443381                       0.2500                        10.1250
255213.70                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9445073                       0.2500                        11.3750
114677.28                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9445161                       0.2500                        11.5000
324000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9445619                       0.2500                        11.5000
119768.37                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9445743                       0.2500                        11.6250
53045.86                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9446689                       0.2500                        10.0000
238905.39                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446691                       0.2500                        11.1250
184049.96                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9446695                       0.2500                        11.1250
130200.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9446701                       0.2500                        10.2500
182400.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446709                       0.2500                        10.0000
162400.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446717                       0.2500                        10.0000
300650.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446727                       0.2500                        10.5000
146208.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446735                       0.2500                        10.0000
231633.99                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446739                       0.2500                        10.7500
210228.98                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446757                       0.2500                        10.2500
280000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446759                       0.2500                        10.7500
185814.83                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446767                       0.2500                        11.1250
186327.26                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9446769                       0.2500                        10.1250
248000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9446793                       0.2500                        10.3750
261600.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446801                       0.2500                        10.0000
178195.31                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446815                       0.2500                        10.6250
289704.33                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446821                       0.2500                        10.2500
271471.53                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446823                       0.2500                        11.2500
143869.82                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9446829                       0.2500                        10.2500
290000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446837                       0.2500                        10.3750
115200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446839                       0.2500                        10.0000
304600.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446841                       0.2500                        11.2500
179837.27                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9446843                       0.2500                        10.5000
229969.79                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446847                       0.2500                        11.5000
60400.00                      0.0500                        11.4500
6.7500                        0.0000                        11.4500
6.5000                        0.0000                        2.4500
6.4500                        0.0000                        2.4500
6.4500                        0.0000

9446851                       0.2500                        10.3750
50356.11                      0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446857                       0.2500                        10.5000
179200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446859                       0.2500                        10.6250
324000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446861                       0.2500                        9.6250
230000.00                     0.0500                        9.5750
4.8750                        0.0000                        9.5750
4.6250                        0.0000                        2.4500
4.5750                        0.0000                        2.4500
4.5750                        0.0000

9446863                       0.2500                        9.8750
249706.49                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9446865                       0.2500                        10.3750
159557.30                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446875                       0.2500                        11.2500
133600.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9446879                       0.2500                        10.5000
115878.88                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446887                       0.2500                        10.3750
261200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446893                       0.2500                        10.5000
280000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446911                       0.2500                        11.0000
269743.81                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9446917                       0.2500                        10.5000
175444.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446923                       0.2500                        10.5000
153550.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446929                       0.2500                        10.7500
258941.96                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446931                       0.2500                        10.0000
238400.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446937                       0.2500                        10.2500
142225.39                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446941                       0.2500                        10.7500
160000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446945                       0.2500                        10.1250
255613.25                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9446961                       0.2500                        10.2500
100000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9446963                       0.2500                        10.0000
200000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9446965                       0.2500                        11.2500
135200.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.4500
6.2000                        0.0000                        2.4500
6.2000                        0.0000

9446969                       0.2500                        11.0000
103550.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9446973                       0.2500                        10.3750
103550.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9446981                       0.2500                        10.5000
131200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9446983                       0.2500                        10.7500
274000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9446985                       0.2500                        11.1250
177200.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.4500
6.0750                        0.0000                        2.4500
6.0750                        0.0000

9446987                       0.2500                        10.6250
314678.84                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9446991                       0.2500                        10.8750
159844.49                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9447035                       0.2500                        10.0000
282875.15                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447039                       0.2500                        10.6250
329500.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447041                       0.2500                        10.3750
219000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447043                       0.2500                        10.3750
314000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447045                       0.2500                        10.2500
204600.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447049                       0.2500                        10.2500
126910.93                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447063                       0.2500                        10.0000
178400.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447081                       0.2500                        10.8750
165300.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.4500
5.8250                        0.0000                        2.4500
5.8250                        0.0000

9447087                       0.2500                        10.5000
129424.73                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447091                       0.2500                        10.7500
92250.00                      0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447093                       0.2500                        10.5000
292500.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447097                       0.2500                        10.1250
277500.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447109                       0.2500                        9.8750
317626.65                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9447113                       0.2500                        10.1250
296910.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447115                       0.2500                        10.1250
210600.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447151                       0.2500                        10.2500
223994.81                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447157                       0.2500                        10.0000
158816.50                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447159                       0.2500                        9.7500
239708.37                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        2.4500
4.7000                        0.0000                        2.4500
4.7000                        0.0000

9447165                       0.2500                        9.8750
224970.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9447171                       0.2500                        10.3750
191794.73                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447187                       0.2500                        10.2500
220474.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447205                       0.2500                        10.7500
185600.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447215                       0.2500                        9.7500
287800.00                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        2.4500
4.7000                        0.0000                        2.4500
4.7000                        0.0000

9447217                       0.2500                        10.5000
306000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447221                       0.2500                        10.6250
157600.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447225                       0.2500                        10.2500
160200.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447227                       0.2500                        10.2500
239997.09                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447235                       0.2500                        11.0000
195599.05                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.4500
5.9500                        0.0000                        2.4500
5.9500                        0.0000

9447237                       0.2500                        10.2500
290182.03                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447243                       0.2500                        10.2500
256000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447253                       0.2500                        10.3750
138252.04                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.4500
5.3250                        0.0000                        2.4500
5.3250                        0.0000

9447263                       0.2500                        10.0000
175360.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447273                       0.2500                        10.0000
311200.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447275                       0.2500                        10.5000
176797.17                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447283                       0.2500                        10.1250
207766.92                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447285                       0.2500                        10.6250
215424.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.4500
5.5750                        0.0000                        2.4500
5.5750                        0.0000

9447319                       0.2500                        10.7500
149850.67                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.4500
5.7000                        0.0000                        2.4500
5.7000                        0.0000

9447327                       0.2500                        10.2500
138847.85                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447331                       0.2500                        10.0000
289629.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447339                       0.2500                        9.8750
233999.99                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.4500
4.8250                        0.0000                        2.4500
4.8250                        0.0000

9447353                       0.2500                        10.1250
169409.95                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.4500
5.0750                        0.0000                        2.4500
5.0750                        0.0000

9447363                       0.2500                        10.5000
180800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447391                       0.2500                        10.0000
315637.53                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.4500
4.9500                        0.0000                        2.4500
4.9500                        0.0000

9447393                       0.2500                        10.2500
181401.22                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.4500
5.2000                        0.0000                        2.4500
5.2000                        0.0000

9447397                       0.2500                        9.3750
324581.64                     0.0500                        9.3250
4.6250                        0.0000                        9.3250
4.3750                        0.0000                        2.4500
4.3250                        0.0000                        2.4500
4.3250                        0.0000

9447403                       0.2500                        10.5000
186322.10                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447405                       0.2500                        10.5000
150322.88                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447409                       0.2500                        9.7500
191669.41                     0.0500                        9.7000
5.0000                        0.0000                        9.7000
4.7500                        0.0000                        2.4500
4.7000                        0.0000                        2.4500
4.7000                        0.0000

9447421                       0.2500                        10.5000
143849.65                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.4500
5.4500                        0.0000                        2.4500
5.4500                        0.0000

9447511                       0.2500                        11.7500
139860.63                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9448365                       0.2500                        11.6250
234650.52                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9448699                       0.2500                        11.1250
149261.63                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9448941                       0.2500                        10.5000
132000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9449275                       0.2500                        9.8750
105650.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9451837                       0.2500                        11.3750
134900.00                     0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9452689                       0.2500                        10.3750
178500.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9452889                       0.2500                        10.5000
200000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9452973                       0.2500                        11.6250
54844.03                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9453243                       0.2500                        11.5000
66510.00                      0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9454251                       0.2500                        11.6250
55652.20                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9455791                       0.2500                        11.1250
225000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9455807                       0.2500                        10.6250
139520.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9455809                       0.2500                        11.3750
114400.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9455955                       0.2500                        10.6250
185310.88                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9455963                       0.2500                        11.7500
255000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9456171                       0.2500                        12.3750
88971.43                      0.0500                        12.3250
6.6250                        0.0000                        12.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9456231                       0.2500                        11.0000
327900.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9456511                       0.2500                        9.8750
105900.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9456615                       0.2500                        11.0000
323000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9456621                       0.2500                        10.6250
257999.99                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9458239                       0.2500                        11.3750
190631.66                     0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9459147                       0.2500                        11.1250
100000.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9459293                       0.2500                        10.6250
151950.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9459403                       0.2500                        11.0000
290000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9459499                       0.2500                        10.3750
153000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9459551                       0.2500                        12.1250
58800.00                      0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9461725                       0.2500                        9.5000
253000.00                     0.0500                        9.4500
4.7500                        0.0000                        9.4500
4.5000                        0.0000                        1.9500
4.4500                        0.0000                        1.9500
4.4500                        0.0000

9462359                       0.2500                        11.3750
272000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9462409                       0.2500                        11.6250
110850.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9462411                       0.2500                        11.2500
230400.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9462591                       0.2500                        10.7500
185600.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9462753                       0.2500                        11.2500
110000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9462799                       0.2500                        10.0000
160000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9463999                       0.2500                        11.2500
180000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9464458                       0.2500                        11.3750
99785.68                      0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9464673                       0.2500                        11.7500
89910.40                      0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9464691                       0.2500                        11.1250
116868.89                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9465437                       0.2500                        11.8750
85500.00                      0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9465511                       0.2500                        10.2500
131000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9465529                       0.2500                        10.7500
192600.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9465619                       0.2500                        10.3750
125600.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9468997                       0.2500                        10.8750
208000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9469013                       0.2500                        10.1250
261000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9469391                       0.2500                        11.6250
142650.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9469409                       0.2500                        11.2500
84600.00                      0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9469557                       0.2500                        10.5000
114300.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9469747                       0.2500                        12.1250
112500.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9469775                       0.2500                        10.7500
238550.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9469901                       0.2500                        11.2500
225000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9472632                       0.2500                        10.7500
252000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9473084                       0.2500                        10.3750
180000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9473139                       0.2500                        10.2500
314000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9473319                       0.2500                        10.2500
145300.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9473515                       0.2500                        10.5000
264000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9473527                       0.2500                        11.5000
277000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9473567                       0.2500                        10.1250
137000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9473768                       0.2500                        11.7500
239200.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9474636                       0.2500                        11.3750
127863.16                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9474838                       0.2500                        10.7500
296000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9474951                       0.2500                        11.3750
134010.00                     0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9476105                       0.2500                        12.1250
86400.00                      0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9476129                       0.2500                        10.3750
250000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476167                       0.2500                        11.6250
160000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9476235                       0.2500                        11.1250
201773.65                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        2.5750
5.0750                        0.0000                        2.5750
5.0750                        0.0000

9476315                       0.2500                        11.6250
174941.46                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.5750
5.5750                        0.0000                        2.5750
5.5750                        0.0000

9476345                       0.2500                        10.3750
136000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476355                       0.2500                        11.3750
218166.52                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.5750
5.3250                        0.0000                        2.5750
5.3250                        0.0000

9476433                       0.2500                        11.6250
126446.96                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.5750
5.5750                        0.0000                        2.5750
5.5750                        0.0000

9476451                       0.2500                        11.7500
122428.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.5750
5.7000                        0.0000                        2.5750
5.7000                        0.0000

9476457                       0.2500                        11.6250
129886.42                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.5750
5.5750                        0.0000                        2.5750
5.5750                        0.0000

9476473                       0.2500                        10.3750
304000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9476503                       0.2500                        11.8750
193411.84                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.5750
5.8250                        0.0000                        2.5750
5.8250                        0.0000

9476523                       0.2500                        10.6250
162000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9476531                       0.2500                        11.5000
198984.03                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.5750
5.4500                        0.0000                        2.5750
5.4500                        0.0000

9476573                       0.2500                        12.1250
73000.00                      0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9476733                       0.2500                        12.0000
168300.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9476747                       0.2500                        11.3750
111000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9477034                       0.2500                        10.6250
219775.70                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9477678                       0.2500                        11.1250
244000.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9477874                       0.2500                        10.6250
270000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9478683                       0.2500                        10.7500
142000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9478713                       0.2500                        11.3750
117900.00                     0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9478819                       0.2500                        12.0000
125000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        3.2000
5.9500                        0.0000                        3.2000
5.9500                        0.0000

9478999                       0.2500                        10.2500
256000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9480396                       0.2500                        10.5000
324660.68                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9480412                       0.2500                        11.7500
272000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9481269                       0.2500                        10.6250
251000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9481415                       0.2500                        10.5000
149850.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9481509                       0.2500                        11.7500
152000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9481563                       0.2500                        10.2500
272000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9482961                       0.2500                        11.6250
208000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9483716                       0.2500                        11.6250
226400.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9483752                       0.2500                        11.8750
187817.27                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9483849                       0.2500                        11.1250
237600.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9484007                       0.2500                        12.6250
167858.86                     0.0500                        12.5750
6.8750                        0.0000                        12.5750
6.6250                        0.0000                        3.2000
6.5750                        0.0000                        3.2000
6.5750                        0.0000

9484820                       0.2500                        10.7500
194000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9485523                       0.2500                        11.0000
305000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9485595                       0.2500                        10.5000
248000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9485629                       0.2500                        11.2500
136000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9485805                       0.2500                        10.0000
266870.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9485939                       0.2500                        11.6250
69600.00                      0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9486320                       0.2500                        10.2500
196000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9487075                       0.2500                        10.2500
143900.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9487367                       0.2500                        10.2500
207772.33                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9487410                       0.2500                        11.0000
212000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9487998                       0.2500                        11.3750
332000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9489744                       0.2500                        10.1250
238000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9489750                       0.2500                        10.5000
287200.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9491313                       0.2500                        11.2500
292865.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9491443                       0.2500                        10.5000
112000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9491467                       0.2500                        10.3750
120000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9491621                       0.2500                        10.5000
112000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9491623                       0.2500                        10.5000
112000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9491681                       0.2500                        10.6250
221600.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9493226                       0.2500                        10.2500
201000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9493248                       0.2500                        10.6250
296000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9493913                       0.2500                        10.7500
135200.00                     0.0500                        10.7000
5.0000                        0.0000                        10.7000
4.7500                        0.0000                        1.9500
4.7000                        0.0000                        1.9500
4.7000                        0.0000

9494045                       0.2500                        11.8750
296000.00                     0.0500                        11.8250
7.1250                        0.0000                        11.8250
6.8750                        0.0000                        2.9500
6.8250                        0.0000                        2.9500
6.8250                        0.0000

9494071                       0.2500                        10.2500
132000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494123                       0.2500                        9.8750
118800.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9494167                       0.2500                        10.2500
111300.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494281                       0.2500                        10.1250
125200.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9494319                       0.2500                        10.2500
118800.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494357                       0.2500                        9.8750
191400.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        1.9500
4.8250                        0.0000                        1.9500
4.8250                        0.0000

9494405                       0.2500                        10.2500
240000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494433                       0.2500                        10.2500
221000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494471                       0.2500                        10.1250
171008.15                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9494511                       0.2500                        10.2500
120320.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494631                       0.2500                        11.0000
324000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9494655                       0.2500                        11.2500
300000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9494679                       0.2500                        11.6250
184000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9494889                       0.2500                        10.3750
160000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9494950                       0.2500                        11.2500
288900.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9494998                       0.2500                        12.1250
237500.00                     0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9495139                       0.2500                        10.2500
125800.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9495179                       0.2500                        10.2500
333700.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9495197                       0.2500                        10.3750
311700.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9495207                       0.2500                        10.0000
260000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9495287                       0.2500                        10.6250
279000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9498033                       0.2500                        10.1250
252450.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9498486                       0.2500                        9.8750
287200.00                     0.0500                        9.8250
5.1250                        0.0000                        9.8250
4.8750                        0.0000                        2.9500
4.8250                        0.0000                        2.9500
4.8250                        0.0000

9499191                       0.2500                        12.0000
128000.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9499313                       0.2500                        10.7500
253000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9499929                       0.2500                        11.5000
256000.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9500673                       0.2500                        10.3750
263200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9501999                       0.2500                        12.7500
105444.92                     0.0500                        12.7000
6.0000                        0.0000                        12.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9502049                       0.2500                        11.7500
154845.70                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9503479                       0.2500                        11.3750
273500.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9503583                       0.2500                        11.0000
146000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9503607                       0.2500                        11.3750
260000.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9503611                       0.2500                        10.5000
134859.06                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9503615                       0.2500                        10.5000
383000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9505935                       0.2500                        10.8750
230600.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9506023                       0.2500                        10.5000
135000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9506025                       0.2500                        11.2500
272000.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9506041                       0.2500                        10.2500
204000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9506061                       0.2500                        10.8750
177650.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9506127                       0.2500                        10.5000
223800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9506143                       0.2500                        10.3750
158400.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9506359                       0.2500                        10.6250
148648.29                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9506391                       0.2500                        11.7500
177100.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9506411                       0.2500                        11.6250
148800.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9506423                       0.2500                        11.8750
106200.00                     0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9506425                       0.2500                        11.1250
246123.90                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9506439                       0.2500                        11.2500
180900.00                     0.0500                        11.2000
5.5000                        0.0000                        11.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507293                       0.2500                        11.7500
280000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507295                       0.2500                        10.0000
219000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9507589                       0.2500                        10.6250
235000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507605                       0.2500                        11.2500
84000.00                      0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        1.9500
6.2000                        0.0000                        1.9500
6.2000                        0.0000

9507607                       0.2500                        10.5000
244800.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507615                       0.2500                        10.6250
182000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507617                       0.2500                        10.7500
115000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507621                       0.2500                        10.2500
125148.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507635                       0.2500                        10.6250
146400.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507641                       0.2500                        10.1250
104882.34                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9507645                       0.2500                        10.6250
120000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507647                       0.2500                        11.0000
311200.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9507671                       0.2500                        10.8750
259821.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507721                       0.2500                        10.5000
216000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507725                       0.2500                        10.8750
232000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507731                       0.2500                        10.6250
132000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507733                       0.2500                        10.6250
234360.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507735                       0.2500                        10.7500
159900.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507737                       0.2500                        10.6250
216000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507739                       0.2500                        10.1250
220000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9507753                       0.2500                        10.6250
180000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507763                       0.2500                        10.7500
188000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507769                       0.2500                        10.2500
150500.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9507771                       0.2500                        10.0000
228000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9507775                       0.2500                        10.8750
83960.00                      0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507779                       0.2500                        10.6250
220000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507783                       0.2500                        10.6250
172000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507785                       0.2500                        10.8750
192000.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507795                       0.2500                        10.0000
167183.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9507807                       0.2500                        11.1250
209999.98                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        1.9500
6.0750                        0.0000                        1.9500
6.0750                        0.0000

9507809                       0.2500                        11.2500
187500.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        1.9500
6.2000                        0.0000                        1.9500
6.2000                        0.0000

9507817                       0.2500                        10.0000
264000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        1.9500
4.9500                        0.0000                        1.9500
4.9500                        0.0000

9507831                       0.2500                        11.6250
252000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507871                       0.2500                        11.5000
247200.00                     0.0500                        11.4500
5.7500                        0.0000                        11.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507919                       0.2500                        10.3750
244000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507921                       0.2500                        10.8750
162400.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507927                       0.2500                        10.8750
128700.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9507935                       0.2500                        11.1250
268800.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9507939                       0.2500                        10.7500
157600.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9507951                       0.2500                        10.6250
161335.35                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507955                       0.2500                        11.1250
116000.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        1.9500
6.0750                        0.0000                        1.9500
6.0750                        0.0000

9507957                       0.2500                        11.3750
78000.00                      0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507967                       0.2500                        11.3750
228800.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        1.9500
5.3250                        0.0000                        1.9500
5.3250                        0.0000

9507975                       0.2500                        10.5000
220000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        1.9500
5.4500                        0.0000                        1.9500
5.4500                        0.0000

9507979                       0.2500                        10.6250
191900.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9507981                       0.2500                        11.1250
98908.31                      0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        1.9500
6.0750                        0.0000                        1.9500
6.0750                        0.0000

9507985                       0.2500                        10.8750
164400.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        1.9500
5.8250                        0.0000                        1.9500
5.8250                        0.0000

9508003                       0.2500                        11.0000
272000.00                     0.0500                        10.9500
6.2500                        0.0000                        10.9500
6.0000                        0.0000                        1.9500
5.9500                        0.0000                        1.9500
5.9500                        0.0000

9508011                       0.2500                        10.7500
277200.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9508025                       0.2500                        10.6250
172000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9508027                       0.2500                        11.1250
333700.00                     0.0500                        11.0750
5.3750                        0.0000                        11.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9508035                       0.2500                        10.2500
202000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9508037                       0.2500                        10.6250
144000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        1.9500
5.5750                        0.0000                        1.9500
5.5750                        0.0000

9508041                       0.2500                        10.2500
162350.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        1.9500
5.2000                        0.0000                        1.9500
5.2000                        0.0000

9508049                       0.2500                        10.7500
148000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9508685                       0.2500                        10.6250
250000.00                     0.0500                        10.5750
4.8750                        0.0000                        10.5750
4.6250                        0.0000                        2.9500
4.5750                        0.0000                        2.9500
4.5750                        0.0000

9508925                       0.2500                        10.5000
126000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9508929                       0.2500                        11.1250
159250.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9509007                       0.2500                        10.2500
160000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9509019                       0.2500                        10.3750
163200.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9509033                       0.2500                        11.0000
301000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9509061                       0.2500                        10.6250
121600.00                     0.0500                        10.5750
4.8750                        0.0000                        10.5750
4.6250                        0.0000                        2.9500
4.5750                        0.0000                        2.9500
4.5750                        0.0000

9509145                       0.2500                        11.3750
172800.00                     0.0500                        11.3250
6.6250                        0.0000                        11.3250
6.3750                        0.0000                        2.9500
6.3250                        0.0000                        2.9500
6.3250                        0.0000

9509755                       0.2500                        11.0000
119920.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9510385                       0.2500                        10.2500
198000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9510907                       0.2500                        11.3750
266400.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9513979                       0.2500                        10.0000
281000.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9514029                       0.2500                        11.7500
226100.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9514119                       0.2500                        10.2500
192000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9514123                       0.2500                        10.1250
153000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9514195                       0.2500                        11.6250
220000.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9514275                       0.2500                        10.8750
161900.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9514461                       0.2500                        10.2500
240000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9514903                       0.2500                        10.5000
297000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9515151                       0.2500                        10.1250
254400.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9519641                       0.2500                        11.7500
160000.00                     0.0500                        11.7000
6.0000                        0.0000                        11.7000
5.7500                        0.0000                        2.9500
5.7000                        0.0000                        2.9500
5.7000                        0.0000

9519825                       0.2500                        10.5000
139000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9519957                       0.2500                        11.2500
177000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9519973                       0.2500                        11.8750
66000.00                      0.0500                        11.8250
6.1250                        0.0000                        11.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9520263                       0.2500                        11.0000
292000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9520287                       0.2500                        10.0000
172500.00                     0.0500                        9.9500
5.2500                        0.0000                        9.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9520357                       0.2500                        10.2500
216000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9520389                       0.2500                        10.6250
221000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9520603                       0.2500                        12.0000
132387.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9520673                       0.2500                        12.0000
292500.00                     0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9520737                       0.2500                        10.8750
273600.00                     0.0500                        10.8250
5.1250                        0.0000                        10.8250
4.8750                        0.0000                        2.9500
4.8250                        0.0000                        2.9500
4.8250                        0.0000

9522591                       0.2500                        12.1250
76950.00                      0.0500                        12.0750
6.3750                        0.0000                        12.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9525997                       0.2500                        10.6250
149962.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9526993                       0.2500                        10.7500
320000.00                     0.0500                        10.7000
6.0000                        0.0000                        10.7000
5.7500                        0.0000                        1.9500
5.7000                        0.0000                        1.9500
5.7000                        0.0000

9527357                       0.2500                        10.2500
208000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9527943                       0.2500                        12.0000
76650.00                      0.0500                        11.9500
6.2500                        0.0000                        11.9500
6.0000                        0.0000                        2.9500
5.9500                        0.0000                        2.9500
5.9500                        0.0000

9528225                       0.2500                        10.8750
197100.00                     0.0500                        10.8250
6.1250                        0.0000                        10.8250
5.8750                        0.0000                        2.9500
5.8250                        0.0000                        2.9500
5.8250                        0.0000

9528291                       0.2500                        10.5000
160000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9528343                       0.2500                        11.0000
274000.00                     0.0500                        10.9500
5.2500                        0.0000                        10.9500
5.0000                        0.0000                        2.9500
4.9500                        0.0000                        2.9500
4.9500                        0.0000

9528493                       0.2500                        10.1250
266100.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9531365                       0.2500                        10.1250
99000.00                      0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        1.9500
5.0750                        0.0000                        1.9500
5.0750                        0.0000

9534961                       0.2500                        10.3750
152000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9534997                       0.2500                        10.1250
177600.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9535019                       0.2500                        11.1250
238500.00                     0.0500                        11.0750
6.3750                        0.0000                        11.0750
6.1250                        0.0000                        2.9500
6.0750                        0.0000                        2.9500
6.0750                        0.0000

9535031                       0.2500                        10.6250
135000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9535131                       0.2500                        10.2500
110500.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9535189                       0.2500                        10.6250
270000.00                     0.0500                        10.5750
5.8750                        0.0000                        10.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9535195                       0.2500                        11.6250
237200.00                     0.0500                        11.5750
5.8750                        0.0000                        11.5750
5.6250                        0.0000                        2.9500
5.5750                        0.0000                        2.9500
5.5750                        0.0000

9535219                       0.2500                        10.2500
208000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9537873                       0.2500                        10.3750
377000.00                     0.0500                        10.3250
5.6250                        0.0000                        10.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9537893                       0.2500                        11.2500
120000.00                     0.0500                        11.2000
6.5000                        0.0000                        11.2000
6.2500                        0.0000                        2.9500
6.2000                        0.0000                        2.9500
6.2000                        0.0000

9538311                       0.2500                        10.1250
145000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9538423                       0.2500                        10.2500
200000.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9540193                       0.2500                        10.5000
284000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9540205                       0.2500                        11.3750
130575.00                     0.0500                        11.3250
5.6250                        0.0000                        11.3250
5.3750                        0.0000                        2.9500
5.3250                        0.0000                        2.9500
5.3250                        0.0000

9540279                       0.2500                        10.2500
121500.00                     0.0500                        10.2000
5.5000                        0.0000                        10.2000
5.2500                        0.0000                        2.9500
5.2000                        0.0000                        2.9500
5.2000                        0.0000

9542581                       0.2500                        10.5000
172000.00                     0.0500                        10.4500
5.7500                        0.0000                        10.4500
5.5000                        0.0000                        2.9500
5.4500                        0.0000                        2.9500
5.4500                        0.0000

9556173                       0.2500                        10.1250
116983.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

9556295                       0.2500                        10.1250
325000.00                     0.0500                        10.0750
5.3750                        0.0000                        10.0750
5.1250                        0.0000                        2.9500
5.0750                        0.0000                        2.9500
5.0750                        0.0000

Total Number of Loans:        543

Total Original Balance:       106,956,198.00

Total Principal Balance:      106,805,178.59

Total Original P+I:           563,266.38

Total Current P+I:            563,266.37

                                   EXHIBIT TWO

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans and of the Group CB-I Loans, Group NB-I Loans Group NB-II Loans, and Group NB-III Loans determined separately after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii)  on  the  basis  of  the  most  recent   reports   furnished   to  it  by
        Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
        (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    the  number,  aggregate  principal  balance  and  book  value of any REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii)   the occurrence of the Credit Support Depletion Date;

(xiii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xiv) the related Senior Percentages and Subordinate Percentages for such Distribution Date;

(xv)    the aggregate amount of Realized Losses for such Distribution Date;

(xvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xvii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xviii) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT THREE

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF AUGUST 1, 2004


===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by


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

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.



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ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal


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

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor


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

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

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

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is


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not an Eligible Account, shall generally satisfy the requirements of the Program
Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing
Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any


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Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

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(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

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(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy


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applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the


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Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

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(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be


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        delivered to the Trustee or the Custodian and deposited with the
        Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided


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that the Master Servicer shall not be liable in any respect hereunder if the
Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner


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that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long


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as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date


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on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage


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Loan have been deposited in the Custodial Account or (ii) the Mortgage File or
such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder


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(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects


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throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any


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defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable


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Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

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Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit


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        any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without


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the consent of any Certificateholder, with written confirmation from each Rating
Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.


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ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master


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Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with


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the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or


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before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

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Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

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        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

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ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be


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deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will


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represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer


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               or exchange shall (if so required by the Trustee or the
               Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406


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

          of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

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

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

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


          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

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

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.



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ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out


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of amounts attributable to the Mortgage Loans on deposit in the Custodial
Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.



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ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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          (vi) the Master Servicer shall notify the Trustee  pursuant to Section
     4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.



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Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an


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assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad


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        faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

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(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the
        Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

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Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers,


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duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it


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of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

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Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.



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ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

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        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

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(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to


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surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master
Servicer shall thereafter hold such amounts until distributed to such Holders.
No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to


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        comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.


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ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

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        (e) The REMIC Administrator shall provide (i) to any Transferor of a
Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In


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addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

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


        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

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

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.



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ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

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

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such


                                      117
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        instrument or fund shall be held by the Trustee for the benefit of the
        Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

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Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

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Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.


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                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan

                                   APPENDIX I


              CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS


        REMIC I Y Principal Reduction Amounts: For any Distribution Date the amounts by which the Uncertificated Principal Balances of the REMIC I Regular Interests Y-I, Y-II, Y-III and Y-IV respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        First for each of Loan Group CB-I, Loan Group NB-I, Loan Group NB-II and Loan Group NB-III determine the weighted average pass-through rate for that Loan Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The Principal Reduction Amount for each of the REMIC I Y Regular Interests will be determined pursuant to the "Generic solution for the REMIC I Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Loan Groups and their related REMIC I Y Regular Interests and REMIC I Z Regular Interests and weighted average pass-through rates and the Loan Groups named in the Generic Solution and their related REMIC I Y Regular Interests and REMIC I Z Regular Interests as follows:

        A. Determine which Loan Group has the lowest Group Interest Rate. That Loan Group will be identified with Group AA and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Loan Group will be respectively identified with the REMIC I Y-aa and REMIC I Z-aa Regular Interests. The Group Interest Rate for that Loan Group will be identified with J%. If two or more Loan Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

        B. Determine which Loan Group has the second lowest Group Interest Rate. That Loan Group will be identified with Group BB and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Loan Group will be respectively identified with the REMIC I Y-bb and REMIC I Z-bb Regular Interests. The Group Interest Rate for that Loan Group will be identified with K%. If two or more Loan Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

        C. Determine which Loan Group has the third lowest Group Interest Rate. That Loan Group will be identified with Group CC and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Loan Group will be respectively identified with the REMIC I Y-cc and REMIC I Z-cc Regular Interests. The Group Interest Rate for that Loan Group will be identified with L%. If two or more Loan Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

        D. Determine which Loan Group has the fourth lowest Group Interest Rate. That Loan Group will be identified with Group DD and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Loan Group will be respectively identified with the REMIC I Y-dd and REMIC I Z-dd Regular Interests. The Group Interest Rate for that Loan Group will be identified with M%. If two or more Loan Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

        Second, apply the Generic Solution set forth below to determine the REMIC I Y Principal Reduction Amounts for the Distribution Date using the identifications made above.


               REMIC I Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Y-aa, REMIC I Y-bb, REMIC I Y-cc and REMIC I Y-dd Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PAAB = the Subordinate Amount for Group AA after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PBBB = the Subordinate Amount for Group BB after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PCCB = the Subordinate Amount for Group CC after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PDDB = the Subordinate Amount for Group DD after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R = the Pass-Through Rate on the Subordinate Certificates = (J%PAAB + K%PBBB + L%PCCB + M%PDDB)/( PAAB + PBBB + PCCB + PDDB)

R1 = the weighted average of the Uncertificated REMIC II Pass-Through Rates on the Group AA-M, Group BB-M and Group CC-M Regular Interests (other than any REMIC II P-M or REMIC II X-M Regular Interests or portions thereof related to such Groups)
    =

        (J%(Pjj   -   (DELTA)Pjj)   +   K%(Pkk   -   (DELTA)Pkk)   +   M%(Pll  -
        (DELTA)Pll))/(Pjj - (DELTA)Pjj + Pkk - (DELTA)Pkk + Pll - (DELTA)Pll)

R2 = the weighted average of the Uncertificated REMIC II Pass-Through Rates on the Group BB-M, Group CC-M and Group DD-M Regular Interests (other than any REMIC II X-M or REMIC II P-M Regular Interests or portions thereof related to such Groups)
     =

        (K%(Pkk   -   (DELTA)Pkk)   +   L%(Pll   -   (DELTA)Pll)   +   M%(Pmm  -
        (DELTA)Pmm))/(Pkk - (DELTA)Pkk + Pll - (DELTA)Pll + Pmm - (DELTA)Pmm)

R3 = the weighted average of the Uncertificated REMIC II Pass-Through Rates on the Group AA-M and Group BB-M Regular Interests (other than any REMIC II P-M or REMIC II X-M Regular Interests or portions thereof related to such Groups)

        = (J%(Pjj - (DELTA)Pjj) + K%(Pkk -  (DELTA)Pkk))/(Pjj - (DELTA)Pjj + Pkk
        - (DELTA)Pkk)

R4 = the weighted average of the Uncertificated REMIC II Pass-Through Rates on the Group CC-M and Group DD-M Regular Interests (other than any REMIC II X-M or REMIC II P-M Regular Interests or portions thereof related to such Groups)
             =

        (L%(Pll - (DELTA)Pll) + M%(Pmm - (DELTA)Pmm))/(Pll - (DELTA)Pll + Pmm - (DELTA)Pmm)

r1 = the weighted average of the REMIC I Y-aa, REMIC I Y-bb and REMIC I Y-cc Uncertificated REMIC I Pass-Through Rates
   =    (J% Yjj + K% Ykk + L% Yll)/(Yjj + Ykk + Yll)

r2 = the weighted average of the REMIC I Y-bb, REMIC I Y-cc and REMIC I Y-dd Uncertificated REMIC I Pass-Through Rates
        = (K% Ykk + L% Yll + M% Ymm)/(Ykk + Yll + Ymm)

r3      =  the  weighted   average  of  the  REMIC  I  Y-aa  and  REMIC  I  Y-bb
        Uncertificated REMIC I Pass-Through Rates
   =     (J% Yjj + K% Ykk)/(Yjj + Ykk)

r4      =  the  weighted   average  of  the  REMIC  I  Y-cc  and  REMIC  I  Y-dd
        Uncertificated REMIC I Pass-Through Rates
   =    (L% Yll + M% Ymm)/(Yll + Ymm)

Yjj = the Uncertificated Principal Balance of the REMIC I Y-aa Regular Interests after distributions on the prior Distribution Date.

Ykk = the Uncertificated Principal Balance of the REMIC I Y-bb Regular Interests after distributions on the prior Distribution Date.

Yll = the Uncertificated Principal Balance of the REMIC I Y-cc Regular Interests after distributions on the prior Distribution Date.

Ymm = the Uncertificated Principal Balance of the REMIC I Y-dd Regular Interests after distributions on the prior Distribution Date.

(DELTA)Yjj = the REMIC I Y-aa Principal Reduction Amount.

(DELTA)Ykk = the REMIC I Y-bb Principal Reduction Amount.

(DELTA)Yll = the REMIC I Y-cc Principal Reduction Amount.

(DELTA)Ymm = the REMIC I Y-dd Principal Reduction Amount.

Pjj = the aggregate Uncertificated Principal Balance of the REMIC I Y-aa and REMIC I Z-aa Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the portion, if any, of the Uncertificated Principal Balance derived from Group AA Loans of any REMIC II P-M Regular Interest or Class R Certificate.

Pkk = the aggregate Uncertificated Principal Balance of the REMIC I Y-bb and REMIC I Z-bb Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the portion, if any, of the Uncertificated Principal Balance derived from Group BB Loans of any REMIC II P-M Regular Interest or Class R Certificate.

Pll = the aggregate Uncertificated Principal Balance of the REMIC I Y-cc and REMIC I Z-cc Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans reduced by the portion, if any, of the Uncertificated Principal Balance derived from Group CC Loans of any REMIC II P-M Regular Interest or Class R Certificate.

Pmm = the aggregate Uncertificated Principal Balance of the REMIC I Y-dd and REMIC I Z-dd Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group DD Loans reduced by the portion, if any, of the Uncertificated Principal Balance derived from Group DD Loans of any REMIC II P-M Regular Interest or Class R Certificate.

(DELTA)Pjj = the aggregate  principal  reduction  resulting on such Distribution
        Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i) or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any REMIC II P-M Regular Interest or Class R Certificate, which is equal to the aggregate of the REMIC I Y-aa and REMIC I Z-aa Principal Reduction Amounts.

(DELTA)Pkk= the aggregate  principal  reduction  resulting on such  Distribution
        Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i) or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any REMIC II P-M Regular Interest or Class R Certificate, which is equal to the aggregate of the REMIC I Y-bb and REMIC I Z-bb Principal Reduction Amounts.

(DELTA)Pll = the aggregate  principal  reduction  resulting on such Distribution
        Date on the Group CC Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i) or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any REMIC II P-M Regular Interest or Class R Certificate, which is equal to the aggregate of the REMIC I Y-cc and REMIC I Z-cc Principal Reduction Amounts.

(DELTA)Pmm = the aggregate  principal  reduction  resulting on such Distribution
        Date on the Group DD Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i) or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any REMIC II P-M Regular Interest or Class R Certificate, which is equal to the aggregate of the REMIC I Y-dd and REMIC I Z-dd Principal Reduction Amounts.

(alpha) = .0005

(gamma)1= (R - R1)/(M% - R). If R= greater than L%, (gamma)1 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)2= (R - J%)/(R2 - R). If R less than K%, (gamma)2 is a non-negative number.

(gamma)3= (R - R3)/(R4 - R). If K%less than =R less than =L%, (gamma)3 is a non-negative number unless its denominator is zero, in which case it is undefined.

If (gamma)1 is undefined, (DELTA)Yjj = Yjj, (DELTA)Ykk = Ykk, (DELTA)Yll = Yll, and (DELTA)Ymm = (Ymm/Pmm)(DELTA)Pmm.

If (gamma)2 is zero, (DELTA)Yjj = (Yjj/Pjj)(DELTA)Pjj, (DELTA)Ykk = Ykk, (DELTA)Yll = Yll and (DELTA)Ymm = Ymm.

If K%<=R<=L% and (gamma)3 is undefined, (DELTA)Yjj = Yjj, (DELTA)Ykk = Ykk, (DELTA)Ymm = Ymm, and (DELTA)Yll = (Yll/Pll)(DELTA)Pll.

If K%<=R<=L% and (gamma)3 is zero, (DELTA)Ykk = (Ykk/Pkk)(DELTA)Pkk, (DELTA)Yjj = Yjj, (DELTA)Yll = Yll and (DELTA)Ymm = Ymm.

In      the  remaining  situations,   (DELTA)Yjj,   (DELTA)Ykk,  (DELTA)Yll  and
        (DELTA)Ymm shall be defined as follows:

I. If R=>L%, make the following additional definitions:

(delta)Yjj = 0, if R1 less than r1; (R1- r1)( Yjj + Ykk +  Yll)Yjj/((R1 - J%)Yjj
        + (R1 - K%)Ykk), if R1= greater than r1 and R1= greater than K%; and (R1- r1)( Yjj + Ykk + Yll)/(R1 - J%), if R1= greater than r1 and R1 less than K%;

(delta)Ykk = 0, if R1 less than r1 and R1= greater  than K%; (R1- r1)( Yjj + Ykk
        + Yll)Ykk/((R1 - K%)Ykk + (R1 - L%)Yll), if R1 less than r1 and R1 less than K%; (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - J%)Yjj + (R1 - K%)Ykk), if R1= greater than r1 and R1= greater than greater than K%; and 0, if R1= greater than r1 and R1 less than K%; and

(delta)Yll = (R1- r1)( Yjj + Ykk + Yll)/(R1 - L%), if R1 less than r1 and

R1= greater than K%; (R1- r1)( Yjj + Ykk + Yll)Yll/((R1 - K%)Ykk + (R1 - L%)Yll), if R1 less than r1 and R1 less than K%; and 0, if R1= greater than r1.


(delta)Y1, (delta)Ykk,  and (delta)Yll are numbers between Yjj and 0, Ykk and 0, and Yll and 0, respectively, such that (J%(Yjj - (delta)Yjj) + K%( Ykk.- (delta)Ykk) + L%( Yll.- (delta)Yll))/(Yjj - (delta)Yjj + Ykk.- (delta)Ykk + Yll.- (delta)Yll) = R1.

Y5 =    Yjj - (delta)Yjj + Ykk.- (delta)Ykk + Yll.- (delta)Yll

P5 =    Pjj + Pkk + Pll.

(DELTA)P5 = (DELTA)Pjj + (DELTA)Pkk + (DELTA)Pll.

AY5 =   AYjj - (delta)Yjj + AYkk.- (delta)Ykk + AYll.- (delta)Yll

1. If Ymm - (alpha)(Pmm - (DELTA)Pmm) = greater than 0, Y5- (alpha)(P5 - (DELTA)P5) =greater than 0, and (gamma)1(P5 - (DELTA)P5) less than (Pmm
        - (DELTA)Pmm), (DELTA)Ymm = Ymm - (alpha)(gamma)1(P5 - (DELTA)P5) and (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).

2. If Ymm - (alpha)(Pmm - (DELTA)Pmm) = greater than 0, Y5 - (alpha)(P5 - (DELTA)P5) = greater than 0, and (gamma)1(P5 - (DELTA)P5) => (Pmm - (DELTA)Pmm), (DELTA)Ymm = Ymm - (alpha)(Pmm - (DELTA)Pmm) and (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pmm - (DELTA)Pmm).

3. If Ymm - (alpha)(Pmm - (DELTA)Pmm) less than 0, Y5 - (alpha)(P5 - (DELTA)P5) = greater than 0, and Y5 - (alpha)(P5 - (DELTA)P5) = greater than Y5 - (Ymm/(gamma)1), (DELTA)Ymm = Ymm - (alpha)(gamma)1(P5 - (DELTA)P5) and (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).

4. If Ymm - (alpha)(Pmm - (DELTA)Pmm) less than 0, Y5 - (Ymm/(gamma)1) = greater than 0, and Y5 - (alpha)(P5 - (DELTA)P5) less than = Y5 - (Ymm/(gamma)1), (DELTA)Ymm = 0 and (DELTA)Y5 = Y5 - (Ymm/(gamma)1).

5. If Y5 - (alpha)(P5 - (DELTA)P5) less than 0, Y5 - (Ymm/(gamma)1) less than 0, and Ymm - (alpha)(Pmm - (DELTA)Pmm) less than = Ymm - ((gamma)1Y5), (DELTA)Ymm = Ymm - ((gamma)1Y5) and (DELTA)Y5 = 0.

6.      If Y5 -  (alpha)(P5  -  (DELTA)P5)  less  than 0,  Ymm -  (alpha)(Pmm  -
        (DELTA)Pmm) = greater than 0, and Ymm - (alpha)(Pmm - (DELTA)Pmm) = greater than Ymm - ((gamma)1Y5), (DELTA)Ymm = Ymm - (alpha)(Pmm - (DELTA)Pmm) and (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pmm - (DELTA)Pmm).

AYjj = (delta)Yjj + [(Yjj - (delta)Yjj)/(Yjj - (delta)Yjj + Ykk - (delta)Ykk + Yll - (delta)Yll)] AY5

AYkk = (delta)Ykk + [(Ykk - (delta)Ykk)/(Yjj - (delta)Yjj + Ykk - (delta)Ykk + Yll - (delta)Yll)]AY5

AYll = (delta)Yll + [(Yll - (delta)Yll)/(Yjj - (delta)Yjj + Ykk - (delta)Ykk + Yll - (delta)Yll)]AY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1. Making the ratio of Ymm to Y5 equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC I Y-aa, REMIC I Y-bb, REMIC I Y-cc, REMIC I Y-dd, REMIC I Z-aa, REMIC I Z-bb, REMIC I Z-cc and REMIC I Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;

    2. Making the REMIC I Y-aa Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-aa and REMIC I Z-aa Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-bb and REMIC I Z-bb Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-cc and REMIC I Z-cc Uncertificated Principal Balances and the REMIC I Y-dd Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-dd and REMIC I Z-dd Uncertificated Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

    3. Making the larger of (a) the fraction whose numerator is Ymm and whose denominator is the sum of Ymm and REMIC I Z-dd Uncertificated Principal Balance and (b) the fraction whose numerator is Y5 and whose denominator is the sum of Y5, the REMIC I Z-aa Uncertificated Principal Balance, the REMIC I Z-bb Uncertificated Principal Balance and the REMIC I Z-cc Uncertificated Principal Balance as large as possible while remaining less than or equal to 0.0005.

        In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related REMIC II P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related REMIC II P-M Regular Interest (if any), (ii) to the related REMIC II X-M Regular Interests and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY5 among AYjj, AYkk and AYll cannot be achieved because either AYjj as so defined is greater than APjj, AYkk as so defined is greater than APkk or AYll as so defined is greater than APll, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYjj less than APjj, AYkk less than APkk and AYll less than APll.

II. If R less than =K%, make the following additional definitions:

(delta)Ykk = 0, if R2 less than r2; (R2- r2)( Ykk + Yll +  Ymm)Ykk/((R2 - K%)Ykk
        + (R2 - L%)Yll), if R2= greater than r2 and R2= greater than L%; and (R2- r2)( Ykk + Yll + Ymm)/(R2 - K%), if R2= greater than r2 and R2 less than L%;

(delta)Yll = 0, if R2 less than r2 and R2= greater  than L%; (R2- r2)( Ykk + Yll
        + Ymm)Yll/((R2 - L%)Yll + (R2 - M%)Ymm), if R2 less than r2 and R2 less than L%; (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - K%)Ykk + (R2 - L%)Yll), if R2= greater than r2 and R2= greater than L%; and 0, if R2= greater than r2 and R2 less than L%; and

(delta)Ymm = (R2- r2)( Ykk + Yll + Ymm)/(R2 - M%), if R2 less than r2 and R2= greater than L%; (R2- r2)( Ykk + Yll + Ymm)Ymm/((R2 - L%)Yll + (R2 - M%)Ymm), if R2 less than r2 and R2 less than L%; and 0, if R2= greater than r2.


(delta)Ykk, (delta)Yll, and (delta)Ymm are numbers between Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that (K%(Ykk - (delta)Ykk) + L%( Yll.- (delta)Yll) + M%( Ymm.- (delta)Ymm))/(Ykk - (delta)Ykk + Yll.- (delta)Yll + Ymm.- (delta)Ymm) = R2.

Y6 =    Ykk - (delta)Ykk + Yll.- (delta)Yll + Ymm.- (delta)Ymm

P6 =    Pkk + Pll + Pmm.

(DELTA)P6 = (DELTA)Pkk + (DELTA)Pll + (DELTA)Pmm.

AY6 =   AYkk - (delta)Ykk + AYll.- (delta)Yll + AYmm.- (delta)Ymm


1. If Y6 - (alpha)(P6 - (DELTA)P6) = greater than 0, Yjj- (alpha)(Pjj - (DELTA)Pjj) = greater than 0, and (gamma)2(Pjj - (DELTA)Pjj) less than (P6 - (DELTA)P6), (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pjj - (DELTA)Pjj) and (DELTA)Yjj = Yjj - (alpha)(Pjj - (DELTA)Pjj).

2. If Y6 - (alpha)(P6 - (DELTA)P6) = greater than 0, Yjj - (alpha)(Pjj - (DELTA)Pjj) = greater than 0, and (gamma)2(Pjj - (DELTA)Pjj) = greater than (P6 - (DELTA)P6), (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6) and (DELTA)Yjj = Yjj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).

3.      If Y6 -  (alpha)(P6  -  (DELTA)P6)  less  than 0,  Yjj -  (alpha)(Pjj  -
        (DELTA)Pjj) = greater than 0, and Yjj - (alpha)(Pjj - (DELTA)Pjj) = greater than Yjj - (Y6/(gamma)2), (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pjj - (DELTA)Pjj) and (DELTA)Yjj = Yjj - (alpha)(Pjj - (DELTA)Pjj).

4. If Y6 - (alpha)(P6 - (DELTA)P6) less than 0, Yjj - (Y6/(gamma)2) = greater than 0, and Yjj - (alpha)(Pjj - (DELTA)Pjj) less than = Yjj - (Y6/(gamma)2), (DELTA)Y6 = 0 and (DELTA)Yjj = Yjj - (Y6/(gamma)2).

5. If Yjj - (alpha)(Pjj - (DELTA)Pjj) less than 0, Yjj - (Y6/(gamma)2) less than 0, and Y6 - (alpha)(P6 - (DELTA)P6) less than = Y6 - ((gamma)2Yjj), (DELTA)Y6 = Y6 - ((gamma)2Yjj) and (DELTA)Yjj = 0.

6. If Yjj - (alpha)(Pjj - (DELTA)Pjj) less than 0, Y6 - (alpha)(P6 - (DELTA)P6) = greater than 0, and Y6 - (alpha)(P6 - (DELTA)P6) = greater than Y6 - ((gamma)2Yjj), (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6) and (DELTA)Yjj = Yjj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).

AYkk = (delta)Ykk + [(Ykk - (delta)Ykk)/(Ykk - (delta)Ykk + Yll - (delta)Yll + Ymm - (delta)Ymm)] AY6

AYll = (delta)Yll + [(Yll - (delta)Yll)/(Ykk - (delta)Ykk + Yll - (delta)Yll + Ymm - (delta)Ymm)] AY6

AYmm = (delta)Ymm + [(Ymm - (delta)Ymm)/(Ykk - (delta)Ykk + Yll - (delta)Yll + Ymm - (delta)Ymm)]A Y6

        The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1. Making the ratio of Y6 to Yjj equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC I Y-aa, REMIC I Y-bb, REMIC I Y-cc, REMIC I Y-dd, REMIC I Z-aa, REMIC I Z-bb, REMIC I Z-cc and REMIC I Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;

    2. Making the REMIC I Y-aa Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-aa and REMIC I Z-aa Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-bb and REMIC I Z-bb Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-cc and REMIC I Z-cc Uncertificated Principal Balances and the REMIC I Y-dd Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-dd and REMIC I Z-dd Uncertificated Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

    3. Making the larger of (a) the fraction whose numerator is Yjj and whose denominator is the sum of Yjj and REMIC I Z-aa Uncertificated Principal Balance and (b) the fraction whose numerator is Y6 and whose denominator is the sum of Y6, the REMIC I Z-bb Uncertificated Principal Balance, the REMIC I Z-cc Uncertificated Principal Balance and the REMIC I Z-dd Uncertificated Principal Balance as large as possible while remaining less than or equal to 0.0005.

        In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related REMIC II P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related REMIC II P-M Regular Interest (if any), (ii) to the related REMIC II X-M Regular Interests and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY6 among AYkk, AYll and AYmm cannot be achieved because either AYkk as so defined is greater than APkk, AYll as so defined is greater than APll or AYmm as so defined is greater than APmm, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYkk less than APkk, AYll less than APll and AYmm less than APmm.

III. If K% less than =R less than =L%, make the following additional definitions:

(delta)Yjj =   0,                                  if R3less than  r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - J%),            if R3=greater than  r3;

(delta)Ykk =   0,                                  if R3= greater than  r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - K%),            if R3less than  r3;

(delta)Yll =   0,                                  if R4less than  r4; and
        (R4- r4)(Yll + Ymm)/(R4 - L%),             if R4= greater than r4; and

(delta)Ymm =   (R4- r4)(Yll + Ymm)/(R4 - M%),      if R4less than  r4; and
        0,                                         if R4= greater than r4.

(delta)Yjj, (delta)Ykk,  (delta)Yll,  and (delta)Ymm are numbers between Yjj and
        0, Ykk and 0, Yll and 0, and Ymm and 0, respectively,  such that (J%(Yjj
        - (delta)Yjj) + K%(Ykk.- (delta)Ykk))/(Yjj - (delta)Yjj + Ykk.- (delta)Ykk) = R3 and (L%(Yll - (delta)Yll) + M%(Ymm.- (delta)Ymm))/(Yll
        - (delta)Yll + Ymm.- (delta)Ymm) = R4.

Y7 =    Yjj - (delta)Yjj + Ykk.- (delta)Ykk

P7 = Pjj + Pkk.

(DELTA)P7 = (DELTA)Pjj + (DELTA)Pkk.

AY7 = AYjj - (delta)Yjj + AYkk.- (delta)Ykk.

Y8 = Yll.- (delta)Yll + Ymm.- (delta)Ymm.

P8 = Pll + Pmm.

(DELTA)P8 = (DELTA)Pll + (DELTA)Pmm.

AY8 =   AYll.- (delta)Yll + AYmm.- (delta)Ymm


1. If Y8 - (alpha)(P8 - (DELTA)P8) = greater than 0, Y7- (alpha)(P7 - (DELTA)P7) = greater than 0, and (gamma)3(P7 - (DELTA)P7) less than (P8
        - (DELTA)P8), (DELTA)Y8 = Y8 - (alpha)(gamma)3(P7 - (DELTA)P7) and (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7).

2. If Y8 - (alpha)(P8 - (DELTA)P8) = greater than 0, Y7 - (alpha)(P7 - (DELTA)P7) = greater than 0, and (gamma)3(P7 - (DELTA)P7) = greater than (P8 - (DELTA)P8), (DELTA)Y8 = Y8 - (alpha)(P8 - (DELTA)P8) and (DELTA)Y7 = Y7 - ((alpha)/(gamma)3)(P8 - (DELTA)P8).

3. If Y8 - (alpha)(P8 - (DELTA)P8) less than 0, Y7 - (alpha)(P7 - (DELTA)P7) = greater than 0, and Y7 - (alpha)(P7 - (DELTA)P7) = greater than Y7 - (Y8/(gamma)3), (DELTA)Y8 = Y8 - (alpha)(gamma)3(P7 - (DELTA)P7) and (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7).

4. If Y8 - (alpha)(P8 - (DELTA)P8) less than 0, Y7 - (Y8/(gamma)3) = greater than 0, and Y7 - (alpha)(P7 - (DELTA)P7) less than = Y7 - (Y8/(gamma)3), (DELTA)Y8 = 0 and (DELTA)Y7 = Y7 - (Y8/(gamma)3).

5. If Y7 - (alpha)(P7 - (DELTA)P7) less than 0, Y7 - (Y8/(gamma)3) less than 0, and Y8 - (alpha)(P8 - (DELTA)P8) less than = Y8 - ((gamma)3Y7), (DELTA)Y8 = Y8 - ((gamma)3Y7) and (DELTA)Y7 = 0.

6. If Y7 - (alpha)(P7 - (DELTA)P7) less than 0, Y8 - (alpha)(P8 - (DELTA)P8) = greater than 0, and Y8 - (alpha)(P8 - (DELTA)P8) = greater than Y8 - ((gamma)3Y7), (DELTA)Y8 = Y8 - (alpha)(P8 - (DELTA)P8) and (DELTA)Y7 = Y7 - ((alpha)/(gamma)3)(P8 - (DELTA)P8).

AYjj = (delta)Yjj + [(Yjj -  (delta)Yjj)/(Yjj  - (delta)Yjj + Ykk - (delta)Ykk)]
AY7

AYkk  =  (delta)Ykk  +  [(Ykk  -   (delta)Ykk)/(   Yjj  -  (delta)Yjj  +  Ykk  -
(delta)Ykk)]AY7

AYll = (delta)Yll + [(Yll -  (delta)Yll)/(Yll  - (delta)Yll + Ymm - (delta)Ymm)]
AY8

AYmm = (delta)Ymm + [(Ymm -  (delta)Ymm)/(Yll  - (delta)Yll + Ymm - (delta)Ymm)]
AY8
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        The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1. Making the ratio of Y8 to Y7 equal to (gamma)3 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC I Y-aa, REMIC I Y-bb, REMIC I Y-cc, REMIC I Y-dd, REMIC I Z-aa, REMIC I Z-bb, REMIC I Z-cc and REMIC I Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;
    2. Making the REMIC I Y-aa Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-aa and REMIC I Z-aa Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-bb and REMIC I Z-bb Uncertificated Principal Balances, the REMIC I Y-bb Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-cc and REMIC I Z-cc Uncertificated Principal Balances and the REMIC I Y-dd Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Y-dd and REMIC I Z-dd Uncertificated Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
    3. Making the larger of (a) the fraction whose numerator is Y7 and whose denominator is the sum of Y7, the REMIC I Z-aa Uncertificated Principal Balance and the REMIC I Z-bb Uncertificated Principal Balance and (b) the fraction whose numerator is Y8 and whose denominator is the sum of Y8, the REMIC I Z-cc Uncertificated Principal Balance and the REMIC I Z-dd Uncertificated Principal Balance as large as possible while remaining less than or equal to 0.0005.

        In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related REMIC II P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related REMIC II P-M Regular Interest (if any), (ii) to the related REMIC II X-M Regular Interests and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY7 between AYjj and AYkk, or of AY8 between AYll and AYmm cannot be achieved because either AYjj as so defined is greater than APjj, AYkk as so defined is greater than APkk, AYll as so defined is greater than APll or AYmm as so defined is greater than APmm, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYjj less than APjj, AYkk less than APkk, AYll less than APll and AYmm less than APmm.


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